As filed with the Securities and Exchange Commission on September 29, 1998

                                               REGISTRATION NO. 33-
===============================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ---------
                                    FORM S-3
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                                   ---------
                 PAINEWEBBER MORTGAGE ACCEPTANCE CORPORATION V
        (EXACT NAME OF REGISTRANT AS SPECIFIED IN GOVERNING INSTRUMENTS)

          DELAWARE                                   13-3748219
(STATE OR OTHER JURISDICTION           (I.R.S. EMPLOYER IDENTIFICATION NUMBER)
    OF INCORPORATION OR
       ORGANIZATION)

                          1285 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10019
                                 (212) 713-2000
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)
                                   ---------
                              JOHN L. FEAREY, ESQ
                 PAINEWEBBER MORTGAGE ACCEPTANCE CORPORATION V
                          1285 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10019
                                 (212) 713-2000
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)

                                   COPIES TO:

                               GARY BARNETT, ESQ.
                             O'MELVENY & MYERS LLP
                              153 EAST 53RD STREET
                            NEW YORK, NEW YORK 10022


         APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: From time to time after this Registration Statement becomes effective.
         If the only securities being registered on this Form are being offered to dividend or interest reinvestment plans, please check the following box. / /
         If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, please check the following box. / X /

                        CALCULATION OF REGISTRATION FEE

================================================================================================================================
                                                                PROPOSED
                                                                MAXIMUM           PROPOSED MAXIMUM
         TITLE OF SECURITIES             AMOUNT BEING           OFFERING PRICE    AGGREGATE              AMOUNT OF
         BEING REGISTERED                REGISTERED(1),(2)      PER UNIT(3)       OFFERING PRICE(3)      REGISTRATION FEE(1),(4)
--------------------------------------------------------------------------------------------------------------------------------
Mortgage Pass-Through Certificates.....  $1,000,000,000         100%              $1,000,000,000         $319,913.80
================================================================================================================================

(1) This Registration Statement and the registration fee pertain to the initial offering of the Mortgage Pass-Through Certificates registered hereunder by the registrant, and in addition cover offers and sales relating to market-making transactions by PaineWebber Incorporated, an affiliate of the registrant. The amount of Mortgage Pass-Through Certificates which may be initially offered hereunder and the registration fee shall not be reduced by any offers and sales relating to any such market-making transactions.

(2) Pursuant to Rule 429 under the Securities Act of 1933, as amended, the Prospectus and and forms of Prospectus Supplements filed with this Registration Statement also relate to $500,000,000 aggregate principal amount of the registrant's mortgage pass-through certificates that were previously registered pursuant to Registration Statement on Form S-3 (Registration No. 33-73856). As permitted by Rule 429 under the Securities Act of 1933, as amended, the Prospectus and the forms of Prospectus Supplements filed as part of this Registration Statement on Form S-3 will be used in connection with the offering of such previously registered and unsold mortgage pass-through certificates and the Mortgage Pass-Through Certificates initially registered pursuant hereto. Accordingly, the filing fee paid herewith is $147,500.00 ($500,000,000 multiplied by .000295). In the event any of such previously registered securities are offered prior to the effective date of this Registration Statement, they will not be included in the Prospectus constituting a part hereof.

(3) Estimated solely for purpose of calculating the registration fee on the basis of the proposed maximum aggregate offering price.

(4) Of which $172,413.80 was previously paid with respect to $500,000,000 aggregate principal amount of mortgage pass-through certificates registered under Registration Statement on Form S-3 (Registration No. 33-73856)

         The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that the Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

-------------------------------------------------------------------------------

                                                       CROSS REFERENCE SHEET



ITEM AND CAPTION                                        LOCATION IN                            LOCATION IN PROSPECTUS
IN FORM S-3                                             PROSPECTUS                             SUPPLEMENT
-----------                                             ----------                             ----------
1.    Forepart of Registration Statement and            Forepart of Registration               Outside Front Cover Page
      Outside From Cover Page of Prospectus..........   Statement and Outside Front
                                                        Cover Page

2.    Inside Front and Outside Back Cover               Inside From Cover Page,                Inside Front Cover Page, Outside
      Pages of Prospectus............................   Outside Back Cover Page                Back Cover Page

3.    Summary Information, Risk Factors and             Summary of Terms, Risk                 Summary of Terms, Risk Factors
      Ratio of Earnings to Fixed Charges.............   Factors

4.    Use of Proceeds................................   Use of Proceeds                        Use of Proceeds

5.    Determination of Offering Price................   *                                      *

6.    Dilution.......................................   *                                      *

7.    Selling Security Holders.......................   *                                      *

8.    Plan of Distribution...........................   Method of Distribution                 Method of Distribution

9.    Descritpion of Securities to be Registered.....   Outside Front Cover Page;              Outside Front Cover Page;
                                                        Description of the Certificates;       Description of the Certificates;
                                                        The Trust Funds; Certain Legal         Servicing of the Mortgage Loans;
                                                        Aspects of the Mortgage                Certain Federal Income Tax
                                                        Loans; Certain Federal Income          Consequences
                                                        Tax Consequences

10.   Interests of Named Experts and Counsel.........   *                                      *

11.   Material Changes...............................   *                                      *

12.   Incorporation of Certain Information by           Incorporation of Certain               *
      Reference......................................   Documents by Reference

13.   Disclosure of Commission Position on              *                                      *
      Indemnification for Securities Act
      Liabilities....................................

                                EXPLANATORY NOTE

                  This Registration Statement includes a basic prospectus and two forms of prospectus supplement. Version 1 shall be used in offering a series of Certificates evidencing ownership interests in a pool of commercial and/or multifamily mortgage loans and Version 2 shall be used in offering a series of Certificates evidencing an ownership interest in mortgage-backed securities.

                  Immediately following this explanatory note there are nine separate sets of alternative pages to the Prospectus each Prospectus Supplement, labeled in the upper right corner as follows: "Insert 1:
Multifamily Properties", "Insert 2: Office Properties", "Insert 3: Retail Properties", "Insert 4: Hotel and Motel Properties", "Insert 5: Health Care-Related Properties", "Insert 6: Industrial Properties", "Insert 7:
Warehouse, Mini-Warehouse and Self-Storage Facilities", "Insert 8: Mobile Home Parks and Recreational Vehicle Parks" and "Insert 9: Casino Properties". Each such contains language that is to be inserted in the Prospectus and each Prospectus Supplement included herein showing the text specific to a material concentration in each of the nine specified types of properties (i.e. multifamily properties, office properties, retail properties, hotel and motel properties, health care-related facilities, industrial properties, warehouse, mini-warehouse and self-storage facilities, mobile home parks and recreational vehicle parks and casinos) backing the Certificates.

                  The above described nine sets of pages with additional language for the Prospectus and each Prospectus Supplement included herein are being filed with this Registration Statement for purposes of identifying changes that will be made thereto as a result of a material concentration in any of the nine specified types of properties in any specific securitization transaction. Depending on the types of properties that involve a material concentration in any particular transaction, the respective changes to the Prospectus and each Prospectus Supplement from one or more of the above described "inserts" would be included in the specific Prospectus and Prospectus Supplement for that transaction. When multiple sets of inserts are to be included in the specific Prospectus and Prospectus Supplement for any particular transaction, such inserts will be included in each appropriate location in an order that goes from highest material concentration to lowest material concentration (provided that single-sentence inserts that simply identify properties that involve a material concentration may be combined but will still present such properties in the aforementioned order). The specific Prospectus and Prospectus Supplement for each particular transaction reflecting such changes, together with the corresponding Prospectus Supplement, would be filed at the time and in the manner provided by Rule 424 under the Securities Act of 1933.

                                               Insert 1: Multifamily Properties

                  [The following is to be inserted, as indicated by starred brackets ([** // **]) on the next page, on the cover of the Prospectus.]

                  Multifamily properties consisting of multiple rental or cooperatively owned dwellings will represent security for a material concentration of the Mortgage Loans (and the mortgage loans underlying the MBS Securities included in a particular Trust Fund) constituting the Trust Fund for any Series, based on principal balance at the time such Series is issued.







                                   Inserts-2

                                               Insert 1: Multifamily Properties

                SUBJECT TO COMPLETION, DATED SEPTEMBER __, 1998

PROSPECTUS

                       MORTGAGE PASS-THROUGH CERTIFICATES
                              (ISSUABLE IN SERIES)

                 PAINEWEBBER MORTGAGE ACCEPTANCE CORPORATION V
                                   DEPOSITOR

                  The mortgage pass-through certificates offered hereby and by Supplements to this Prospectus (the "Offered Certificates") will be offered from time to time in series. The Offered Certificates of any series, together with any other mortgage pass-through certificates of such series, are collectively referred to herein as the "Certificates."

                  Each series of Certificates will represent in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund") to be established by the Depositor. The Certificates of each series may be divided into two or more classes (each, a "Class"), each of which will evidence beneficial ownership of a specified percentage or portion of future interest payments, a specified percentage or portion of future principal payments on the assets in the related Trust Fund or both as described herein and in the related Prospectus Supplement. In addition, the rights of holders of certain Classes of Certificates to receive distributions of principal and interest may be subordinated to those of other Classes to the extent described in the related Prospectus Supplement. Each Trust Fund shall consist primarily of a segregated pool of multifamily or commercial mortgage loans or participation interests therein, together with installment sales contracts (collectively the "Mortgage Loans") and/or agency or non-agency mortgage pass-through certificates or other mortgage-backed securities evidencing interests in or secured by Mortgage Loans (the "MBS Securities") that evidence interests in, or that are secured by pledges of, one or more of the following types of real property (each, a "Mortgaged Property"): (i) residential properties consisting of five or more rental or cooperatively-owned dwelling units (or shares allocable to a number of such units and proprietary leases appurtenant thereto) ("Multifamily Properties"), (ii) mobile home parks and (iii) commercial properties consisting of (a) office buildings, retail facilities related to the sale of goods and products and facilities related to providing entertainment, recreation or personal services, hotels and motels, casinos, health care-related facilities, recreational vehicle parks, warehouse facilities, mini-warehouse facilities, self-storage facilities, industrial facilities, parking lots, auto parks, golf courses, arenas and restaurants (or cooperatively owned units therein), (b) mixed use properties (that is, any combination of the foregoing) and (c) unimproved land ("Commercial Properties"). [** Multifamily properties consisting of multiple rental or cooperatively owned dwellings will represent security for a material concentration of the Mortgage Loans (and the mortgage loans underlying the MBS Securities included in a particular Trust Fund) constituting the Trust Fund for any Series, based on principal balance at the time such Series is issued. **].

                  The Certificates will not represent an obligation of or an interest in the Depositor, any Master Servicer or Special Servicer or any of their respective affiliates, except to the limited extent described herein and in the related Prospectus Supplement. Neither the Certificates nor any assets in the related Trust Fund will be guaranteed or insured by any governmental agency or instrumentality or by any other person, unless otherwise provided in the related Prospectus Supplement.

                  As described in the related Prospectus Supplement, the Certificates of each Series, including the Offered Certificates, will consist of one or more classes of Certificates that may (i) be senior or subordinate to one or more other classes of Certificates in respect of certain distributions on the Certificates; (ii) be entitled to principal distributions, with disproportionately low, nominal or no interest distributions; (iii) be entitled to interest distributions, with disproportionately low, nominal or no principal distributions; (iv) provide for distributions of accrued interest thereon commencing only following the occurrence of certain events, such as the retirement of one

                                   Inserts-3

                                               Insert 1: Multifamily Properties

or more other classes of Certificates of such series; and/or (v) provide for payments of principal sequentially, based on specified payment schedules or other methodologies, to the extent of available funds. See "Description of the Certificates."

                  If so specified in the related Prospectus Supplement, the Trust Fund for a series of Certificates may include letters of credit, insurance policies, guarantees, reserve funds or other types of credit support described in this Prospectus, or any combination thereof (with respect to any series, collectively, "Credit Support"), and interest rate exchange agreements, interest rate cap or floor agreements or currency exchange agreements described in this Prospectus, or any combination thereof (with respect to any series, collectively, "Cash Flow Agreements"). See "Description of the Trust Funds", "Description of the Certificates" and "Description of Credit Support."

                  PROSPECTIVE INVESTORS SHOULD REVIEW THE INFORMATION APPEARING UNDER THE CAPTION "SPECIAL CONSIDERATIONS" ON PAGE 20 OF THIS PROSPECTUS
HEREIN AND IN THE RELATED PROSPECTUS SUPPLEMENT BEFORE PURCHASING ANY OFFERED CERTIFICATES.

                  If so provided in the related Prospectus Supplement, an election may be made to treat the related Trust Fund or one or more designated portions thereof as one or more "real estate mortgage investment conduits" or "financial asset securitization investment trusts" for federal income tax purposes. See "Certain Federal Income Tax Consequences" herein.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                  The Depositor does not intend to list any of the Offered Certificates on any securities exchange and has not made any other arrangement for secondary trading of the Certificates. Prior to issuance there will have been no market for the Certificates of any series and there can be no assurance that a secondary market for any Offered Certificates will develop or that, if such a market does develop, that it will continue.

                  It will be a condition to the issuance of the Certificates of each series that the Offered Certificates of such series be rated in one of the four highest rating categories by one or more nationally recognized statistical rating organizations.

                  Offers of the Offered Certificates may be made through one or more different methods, as more fully described under "Plan of Distribution" herein and in the related Prospectus Supplement. All Offered Certificates will be distributed by, or sold by underwriters managed by:

                            PAINEWEBBER INCORPORATED

THIS PROSPECTUS MAY NOT BE USED TO CONSUMMATE SALES OF CERTIFICATES OFFERED HEREBY UNLESS ACCOMPANIED BY A PROSPECTUS SUPPLEMENT.

               THE DATE OF THIS PROSPECTUS IS _________ ___, ____



                                   Inserts-4

                                               Insert 1: Multifamily Properties

                  [The following is to be inserted in the Prospectus immediately following "Special Considerations -- Risks Associated with Certain Mortgage Loans and Mortgaged Properties":]

RISKS PARTICULAR TO MULTIFAMILY RENTAL PROPERTIES.

                  Adverse economic conditions, either local, regional or national, may limit the amount of rent that can be charged for rental units, may adversely affect tenants' ability to pay rent and may result in a reduction in timely rent payments or a reduction in occupancy levels without a corresponding decrease in expenses. Occupancy and rent levels may also be affected by construction of additional housing units, local military base closings, company relocations and closings and national and local politics, including current or future rent stabilization and rent control laws and agreements. Multifamily apartment units are typically leased on a short-term basis, and consequently, the occupancy rate of a multifamily rental property may be subject to rapid decline, including for some of the foregoing reasons. In addition, the level of mortgage interest rates may encourage tenants in multifamily rental properties to purchase single-family housing rather than continue to lease housing or the characteristics of a neighborhood may change over time or in relation to newer developments. Further, the cost of operating a multifamily rental property may increase, including the cost of utilities and the costs of required capital expenditures. Also, multifamily rental properties may be subject to rent control laws which could impact the future cash flows of such properties.

                  Certain multifamily rental properties are eligible to receive low-income housing tax credits pursuant to Section 42 of the Code ("Section 42 Properties"). However, rent limitations associated therewith may adversely affect the ability of the applicable borrowers to increase rents to maintain such Mortgaged Properties in proper condition during periods of rapid inflation or declining market value of such Mortgaged Properties. In addition, the income restrictions on tenants imposed by Section 42 of the Code may reduce the number of eligible tenants in such Mortgaged Properties and result in a reduction in occupancy rates applicable thereto. Furthermore, some eligible tenants may not find any differences in rents between the Section 42 Properties and other multifamily rental properties in the same area to be a sufficient economic incentive to reside at a Section 42 Property, which may have fewer amenities or otherwise be less attractive as a residence. All of these conditions and events may increase the possibility that a borrower may be unable to meet its obligations under its Mortgage Loan.

RISKS PARTICULAR TO COOPERATIVELY-OWNED APARTMENT BUILDINGS.

                  Generally, a tenant-shareholder of a cooperative corporation must make a monthly maintenance payment to the cooperative corporation that owns the subject apartment building representing such tenant-shareholder's pro rata share of the corporation's payments in respect of the Mortgage Loan secured by, and all real property taxes, maintenance expenses and other capital and ordinary expenses with respect to, such property, less any other income that the cooperative corporation may realize. Adverse economic conditions, either local regional or national, may adversely affect tenant-shareholders' ability to make required maintenance payments, either because such adverse economic conditions have impaired the individual financial conditions of such tenant-shareholders or their ability to sub-let the subject apartments. To the extent that a large number of tenant-shareholders in a cooperatively-owned apartment building rely on sub-letting their apartments to make maintenance payments, the lender on any mortgage loan secured by such building will be subject to all the risks that it would have in connection with lending on the security of a multifamily rental property. See "--Risks Particular to Multifamily Rental Properties" above. In addition, if in connection with any cooperative conversion of an apartment building, the sponsor holds the shares allocated to a large number of the apartment units, any lender secured by a mortgage on such building will be subject to a risk associated with such sponsor's creditworthiness.

                                   Inserts-5

                                               Insert 1: Multifamily Properties

                  [The following is to be inserted in the Prospectus immediately following "Description of the Trust Funds--Mortgage
Assets--Mortgage Loans":]

                  Mortgage Loans Secured by Multifamily Rental Properties. Significant factors determining the value and successful operation of a multifamily rental property are the location of the property, the number of competing residential developments in the local market (such as apartment buildings, manufactured housing communities and site-built single family homes), the physical attributes of the multifamily building (such as its age and appearance) and state and local regulations affecting such property. In addition, the successful operation of an apartment building will depend upon other factors such as its reputation, the ability of management to provide adequate maintenance and insurance, and the types of services it provides.

                  Certain states regulate the relationship of an owner and its tenants. Commonly, these laws require a written lease, good cause for eviction, disclosure of fees, and notification to residents of changed land use, while prohibiting unreasonable rules, retaliatory evictions, and restrictions on a resident's choice of unit vendors. Apartment building owners have been the subject of suits under state "Unfair and Deceptive Practices Acts" and other general consumer protection statutes for coercive, abusive or unconscionable leasing and sales practices. A few states offer more significant protection. For example, there are provisions that limit the basis on which a landlord may terminate a tenancy or increase its rent or prohibit a landlord from terminating a tenancy solely by reason of the sale of the owner's building.

                  In addition to state regulation of the landlord-tenant relationship, numerous counties and municipalities impose rent control on apartment buildings. These ordinances may limit rent increases to fixed percentages, to percentages of increases in the consumer price index, to increases set or approved by a governmental agency, or to increases determined through mediation or binding arbitration. In many cases, the rent control laws do not provide for decontrol of rental rates upon vacancy of individual units. Any limitations on a borrower's ability to raise property rents may impair such borrower's ability to repay its Mortgage Loan from its net operating income or the proceeds of a sale or refinancing of the related Mortgaged Property.

                  Adverse economic conditions, either local, regional or national, may limit the amount of rent that can be charged, may adversely affect tenants' ability to pay rent and may result in a reduction in timely rent payments or a reduction in occupancy levels. Occupancy and rent levels may also be affected by construction of additional housing units, local military base closings, company relocations and closings and national and local politics, including current or future rent stabilization and rent control laws and agreements. Multifamily apartment units are typically leased on a short-term basis, and consequently, the occupancy rate of a multifamily rental property may be subject to rapid decline, including for some of the foregoing reasons. In addition, the level of mortgage interest rates may encourage tenants to purchase single-family housing rather than continue to lease housing. The location and construction quality of a particular building may affect the occupancy level as well as the rents that may be charged for individual units. The characteristics of a neighborhood may change over time or in relation to newer developments.

                  Mortgage Loans Secured by Cooperatively-Owned Apartment Buildings. A cooperative apartment building and the land under the building are owned or leased by a non-profit cooperative corporation. The cooperative corporation is in turn owned by tenant-shareholders who, through ownership of stock, shares or membership certificates in the corporation, receive proprietary leases or occupancy agreements which confer exclusive rights to occupy specific apartments or units. Generally, a tenant-shareholder of a cooperative corporation must make a monthly maintenance payment to the corporation representing such tenant-shareholder's pro rata share of the corporation's payments in respect of any mortgage loan secured by, and all real property taxes, maintenance expenses and other capital and ordinary expenses with respect to, the real property owned by such cooperative corporation, less any other income that the cooperative corporation may realize. Such payments to the cooperative corporation are in addition to any payments of principal and interest the tenant-shareholder must make on any loans of the tenant-shareholder secured by its shares in the corporation.


                                   Inserts-6

                                               Insert 1: Multifamily Properties

                  A cooperative corporation is directly responsible for building management and payment of real estate taxes and hazard and liability insurance premiums. A cooperative corporation's ability to meet debt service obligations on a mortgage loan secured by the real property owned by such corporation, as well as all other operating expenses of such property, is dependent primarily upon the receipt of maintenance payments from the tenant-shareholders, together with any rental income from units or commercial space that the cooperative corporation might control. Unanticipated expenditures may in some cases have to be paid by special assessments on the tenant-shareholders. A cooperative corporation's ability to pay the amount of any balloon payment due at the maturity of a mortgage loan secured by the real property owned by such cooperative corporation depends primarily on its ability to refinance the mortgage loan. Neither the Depositor nor any other person will have any obligation to provide refinancing for any of the Mortgage Loans.

                  In a typical cooperative conversion plan, the owner of a rental apartment building contracts to sell the building to a newly formed cooperative corporation. Shares are allocated to each apartment unit by the owner or sponsor, and the current tenants have a certain period to subscribe at prices discounted from the prices to be offered to the public after such period. As part of the consideration for the sale, the owner or sponsor receives all the unsold shares of the cooperative corporation. The sponsor usually also controls the corporation's board of directors and management for a limited period of time.

                  Each purchaser of shares in the cooperative corporation generally enters into a long-term proprietary lease which provides the shareholder with the right to occupy a particular apartment unit. However, many cooperative conversion plans are "non-eviction" plans. Under a non-eviction plan, a tenant at the time of conversion who chooses not to purchase shares is entitled to reside in the unit as a subtenant from the owner of the shares allocated to such apartment unit. Any applicable rent control or rent stabilization laws would continue to be applicable to such subtenancy, and the subtenant may be entitled to renew its lease for an indefinite number of times, with continued protection from rent increases above those permitted by any applicable rent control and rent stabilization laws. The shareholder is responsible for the maintenance payments to the cooperative without regard to its receipt or non-receipt of rent from the subtenant, which may be lower than maintenance payments on the unit. Newly-formed cooperative corporations typically have the greatest concentration of non-tenant shareholders.

                                   Inserts-7

                                               Insert 1: Multifamily Properties

                  [The following is to be inserted in the Version 1 Prospectus Supplement immediately following "Special Considerations--Risks Associated with Certain Mortgage Loans and Mortgaged Properties -- Effect of Mortgage Defaults":]

                  Risks Particular to Multifamily Properties. _____ of the Mortgage Loans, which represent ___% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date, are secured by Mortgages on fee and/or leasehold interests in multifamily properties. Mortgage Loans that are secured by liens on such types of properties are exposed to certain unique risks. See "Special Considerations--Risks Associated With Certain Mortgage Loans and Mortgaged Properties--Risks Particular to Multifamily Rental Properties" and "--Risks Particular to Cooperatively--Owned Apartment Buildings" in the Prospectus.



                                   Inserts-8

                                               Insert 1: Multifamily Properties

                  [The following is to be inserted in the Version 2 Prospectus Supplement immediately following "Special Considerations--Risks Associated with Certain Mortgage Loans and Mortgaged Properties -- Effect of Mortgage Defaults":]

                  Risks Particular to Multifamily Properties. _____ of the MBS Securities evidence ownership of trust funds as to which _____ % of the aggregate principal balance of the Underlying Mortgage Loans as of the Cut-off Date are secured by Mortgages on fee and/or leasehold interests in multifamily properties. Mortgage Loans that are secured by liens on such types of properties are exposed to certain unique risks. See "Special Considerations--Risks Associated With Certain Mortgage Loans and Mortgaged Properties--Risks Particular to Multifamily Rental Properties" and "--Risks Particular to Cooperatively--Owned Apartment Buildings" in the Prospectus.



                                   Inserts-9

                                                    Insert 2: Office Properties

                  [The following is to be inserted, as indicated by starred brackets ([** // **]) on the next page, on the cover of the Prospectus.]

                  Office properties will represent security for a material concentration of the Mortgage Loans (and the mortgage loans underlying the MBS Securities included in a particular Trust Fund) constituting the Trust Fund for any Series, based on principal balance at the time such Series is issued.



                                   Inserts-10

                                                    Insert 2: Office Properties

                SUBJECT TO COMPLETION, DATED SEPTEMBER __, 1998

PROSPECTUS

                       MORTGAGE PASS-THROUGH CERTIFICATES
                              (ISSUABLE IN SERIES)

                 PAINEWEBBER MORTGAGE ACCEPTANCE CORPORATION V
                                   DEPOSITOR

                  The mortgage pass-through certificates offered hereby and by Supplements to this Prospectus (the "Offered Certificates") will be offered from time to time in series. The Offered Certificates of any series, together with any other mortgage pass-through certificates of such series, are collectively referred to herein as the "Certificates."

                  Each series of Certificates will represent in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund") to be established by the Depositor. The Certificates of each series may be divided into two or more classes (each, a "Class"), each of which will evidence beneficial ownership of a specified percentage or portion of future interest payments, a specified percentage or portion of future principal payments on the assets in the related Trust Fund or both as described herein and in the related Prospectus Supplement. In addition, the rights of holders of certain Classes of Certificates to receive distributions of principal and interest may be subordinated to those of other Classes to the extent described in the related Prospectus Supplement. Each Trust Fund shall consist primarily of a segregated pool of multifamily or commercial mortgage loans or participation interests therein, together with installment sales contracts (collectively the "Mortgage Loans") and/or agency or non-agency mortgage pass-through certificates or other mortgage-backed securities evidencing interests in or secured by Mortgage Loans (the "MBS Securities") that evidence interests in, or that are secured by pledges of, one or more of the following types of real property (each, a "Mortgaged Property"): (i) residential properties consisting of five or more rental or cooperatively-owned dwelling units (or shares allocable to a number of such units and proprietary leases appurtenant thereto) ("Multifamily Properties"), (ii) mobile home parks and (iii) commercial properties consisting of (a) office buildings, retail facilities related to the sale of goods and products and facilities related to providing entertainment, recreation or personal services, hotels and motels, casinos, health care-related facilities, recreational vehicle parks, warehouse facilities, mini-warehouse facilities, self-storage facilities, industrial facilities, parking lots, auto parks, golf courses, arenas and restaurants (or cooperatively owned units therein), (b) mixed use properties (that is, any combination of the foregoing) and (c) unimproved land ("Commercial Properties"). [** Office properties will represent security for a material concentration of the Mortgage Loans (and the mortgage loans underlying the MBS Securities included in a particular Trust Fund) constituting the Trust Fund for any Series, based on principal balance at the time such Series is issued.**].

                  The Certificates will not represent an obligation of or an interest in the Depositor, any Master Servicer or Special Servicer or any of their respective affiliates, except to the limited extent described herein and in the related Prospectus Supplement. Neither the Certificates nor any assets in the related Trust Fund will be guaranteed or insured by any governmental agency or instrumentality or by any other person, unless otherwise provided in the related Prospectus Supplement.

                  As described in the related Prospectus Supplement, the Certificates of each Series, including the Offered Certificates, will consist of one or more classes of Certificates that may (i) be senior or subordinate to one or more other classes of Certificates in respect of certain distributions on the Certificates; (ii) be entitled to principal distributions, with disproportionately low, nominal or no interest distributions; (iii) be entitled to interest distributions, with disproportionately low, nominal or no principal distributions; (iv) provide for distributions of accrued interest thereon commencing only following the occurrence of certain events, such as the retirement of one or more other classes of Certificates of such series; and/or
(v) provide for payments of principal sequentially, based


                                   Inserts-11

                                                    Insert 2: Office Properties

on specified payment schedules or other methodologies, to the extent of available funds. See "Description of the Certificates."

                  If so specified in the related Prospectus Supplement, the Trust Fund for a series of Certificates may include letters of credit, insurance policies, guarantees, reserve funds or other types of credit support described in this Prospectus, or any combination thereof (with respect to any series, collectively, "Credit Support"), and interest rate exchange agreements, interest rate cap or floor agreements or currency exchange agreements described in this Prospectus, or any combination thereof (with respect to any series, collectively, "Cash Flow Agreements"). See "Description of the Trust Funds", "Description of the Certificates" and "Description of Credit Support."

                  PROSPECTIVE INVESTORS SHOULD REVIEW THE INFORMATION APPEARING UNDER THE CAPTION "SPECIAL CONSIDERATIONS" ON PAGE 20 OF THIS PROSPECTUS
HEREIN AND IN THE RELATED PROSPECTUS SUPPLEMENT BEFORE PURCHASING ANY OFFERED CERTIFICATES.

                  If so provided in the related Prospectus Supplement, an election may be made to treat the related Trust Fund or one or more designated portions thereof as one or more "real estate mortgage investment conduits" or "financial asset securitization investment trusts" for federal income tax purposes. See "Certain Federal Income Tax Consequences" herein.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                  The Depositor does not intend to list any of the Offered Certificates on any securities exchange and has not made any other arrangement for secondary trading of the Certificates. Prior to issuance there will have been no market for the Certificates of any series and there can be no assurance that a secondary market for any Offered Certificates will develop or that, if such a market does develop, that it will continue.

                  It will be a condition to the issuance of the Certificates of each series that the Offered Certificates of such series be rated in one of the four highest rating categories by one or more nationally recognized statistical rating organizations.

                  Offers of the Offered Certificates may be made through one or more different methods, as more fully described under "Plan of Distribution" herein and in the related Prospectus Supplement. All Offered Certificates will be distributed by, or sold by underwriters managed by:

                            PAINEWEBBER INCORPORATED

THIS PROSPECTUS MAY NOT BE USED TO CONSUMMATE SALES OF CERTIFICATES OFFERED HEREBY UNLESS ACCOMPANIED BY A PROSPECTUS SUPPLEMENT.

               THE DATE OF THIS PROSPECTUS IS _________ ___, ____



                                   Inserts-12

                                                    Insert 2: Office Properties

                  [The following is to be inserted in the Prospectus immediately following "Special Considerations--Risks Associated with Certain Mortgage Loans and Mortgaged Properties":]

RISKS PARTICULAR TO OFFICE PROPERTIES.

                  In addition to risks generally associated with real estate, Mortgage Loans secured by office properties are also affected significantly by adverse changes in population and employment growth (which generally creates demand for office space), local competitive conditions (such as the supply of office space or the existence or construction of new competitive office buildings), the quality and management philosophy of management, the attractiveness of the properties to tenants and their customers or clients, the attractiveness of the surrounding neighborhood and the need to make major repairs or improvements to satisfy the needs of major tenants. Office properties that are not equipped to accommodate the needs of modern business may become functionally obsolete and thus non-competitive. In addition, office properties may be adversely affected by an economic decline in the businesses operated by their tenants. Such decline may result in one or more significant tenants ceasing operations at such locations (which may occur on account of a voluntary decision not to renew a lease, bankruptcy or insolvency of such tenants, such tenants' general cessation of business activities or for other reasons). The risk of such an economic decline is increased if revenue is dependent on a single tenant or if there is a significant concentration of tenants in a particular business or industry.





                                   Inserts-13

                                                    Insert 2: Office Properties

                  [The following is to be inserted in the Prospectus immediately following "Description of the Trust Funds--Mortgage
Assets--Mortgage Loans":]

                  Mortgage Loans Secured by Office Properties. Significant factors affecting the value of office properties include the quality of the tenants in the building, the physical attributes of the building in relation to competing buildings, the location of the building with respect to the central business district or population centers, demographic trends within the metropolitan area to move away from or towards the central business district, social trends combined with space management trends (which may change towards options such as telecommuting ), tax incentives offered to businesses by cities or suburbs adjacent to or near the city where the building is located and the strength and stability of the market area as a desirable business location. Office properties may be adversely affected by an economic decline in the businesses operated by their tenants. The risk of such an economic decline is increased if revenue is dependent on a single tenant or if there is a significant concentration of tenants in a particular business or industry.

                  Office properties are also subject to competition with other office properties in the same market. Competition is affected by a building's age, condition, design (including floor sizes and layout), access to transportation, availability of parking and ability to offer certain amenities to its tenants (including sophisticated building systems, such as fiberoptic cables, satellite communications or other base building technological features). Office properties that are not equipped to accommodate the needs of modern business may become functionally obsolete and thus non-competitive.

                  The success of an office property also depends on the local economy. A company's decision to locate office headquarters in a given area, for example, may be affected by such factors as labor cost and quality, tax environment and quality of life matters, such as schools and cultural amenities. A central business district may have a substantially different economy from that of a suburb. The local economy will affect an office property's ability to attract stable tenants on a consistent basis. In addition, the cost of refitting office space for a new tenant is often higher than for other property types.



                                   Inserts-14

                                                    Insert 2: Office Properties

                  [The following is to be inserted in the Version 1 Prospectus Supplement immediately following "Special Considerations--Risks Associated with Certain of the Mortgage Loans and Mortgaged Properties--Effect of Mortgage Defaults":]

                  Risks Particular to Office Properties. _____ of the Mortgage Loans, which represent _____ % of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date, are secured by Mortgages on fee and/or leasehold interests in office properties. Mortgage Loans that are secured by liens on such types of properties are exposed to certain unique risks. See "Special Considerations--Risks Associated With Certain Mortgage Loans and Mortgaged Properties--Risks Particular to Office Properties" in the Prospectus.




                                   Inserts-15

                                                    Insert 2: Office Properties

                  [The following is to be inserted in the Version 2 Prospectus Supplement immediately following "Special Considerations--Effect of Defaults by Mortgagors on Underlying Mortgage Loans":]

                  Risks Particular to Office Properties. _____ of the MBS Securities evidence ownership of trust funds as to which _____ % of the aggregate principal balance of the Underlying Mortgage Loans as of the Cutoff Date are secured by Mortgages on fee and/or leasehold interests in office properties. Mortgage Loans that are secured by liens on such types of properties are exposed to certain unique risks. See "Special Considerations--Risks Associated With Certain Mortgage Loans and Mortgaged Properties--Risks Particular to Office Properties" in the Prospectus.




                                   Inserts-16

                                                    Insert 3: Retail Properties

                  [The following is to be inserted, as indicated by starred brackets ([** // **]) on the next page, on the cover of the Prospectus.]

                  Retail properties will represent security for a material concentration of the Mortgage Loans (and the mortgage loans underlying any MBS Securities included in a particular Trust Fund) constituting the Trust Fund for any Series, based on principal balance at the time such Series is issued.



                                   Inserts-17

                                                    Insert 3: Retail Properties

                SUBJECT TO COMPLETION, DATED SEPTEMBER __, 1998

PROSPECTUS

                       MORTGAGE PASS-THROUGH CERTIFICATES
                              (ISSUABLE IN SERIES)

                 PAINEWEBBER MORTGAGE ACCEPTANCE CORPORATION V
                                   DEPOSITOR

                  The mortgage pass-through certificates offered hereby and by Supplements to this Prospectus (the "Offered Certificates") will be offered from time to time in series. The Offered Certificates of any series, together with any other mortgage pass-through certificates of such series, are collectively referred to herein as the "Certificates."

                  Each series of Certificates will represent in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund") to be established by the Depositor. The Certificates of each series may be divided into two or more classes (each, a "Class"), each of which will evidence beneficial ownership of a specified percentage or portion of future interest payments, a specified percentage or portion of future principal payments on the assets in the related Trust Fund or both as described herein and in the related Prospectus Supplement. In addition, the rights of holders of certain Classes of Certificates to receive distributions of principal and interest may be subordinated to those of other Classes to the extent described in the related Prospectus Supplement. Each Trust Fund shall consist primarily of a segregated pool of multifamily or commercial mortgage loans or participation interests therein, together with installment sales contracts (collectively the "Mortgage Loans") and/or agency or non-agency mortgage pass-through certificates or other mortgage-backed securities evidencing interests in or secured by Mortgage Loans (the "MBS Securities") that evidence interests in, or that are secured by pledges of, one or more of the following types of real property (each, a "Mortgaged Property"): (i) residential properties consisting of five or more rental or cooperatively-owned dwelling units (or shares allocable to a number of such units and proprietary leases appurtenant thereto) ("Multifamily Properties"), (ii) mobile home parks and (iii) commercial properties consisting of (a) office buildings, retail facilities related to the sale of goods and products and facilities related to providing entertainment, recreation or personal services, hotels and motels, casinos, health care-related facilities, recreational vehicle parks, warehouse facilities, mini-warehouse facilities, self-storage facilities, industrial facilities, parking lots, auto parks, golf courses, arenas and restaurants (or cooperatively owned units therein), (b) mixed use properties (that is, any combination of the foregoing) and (c) unimproved land ("Commercial Properties"). [** Retail properties will represent security for a material concentration of the Mortgage Loans (and the mortgage loans underlying any MBS Securities included in a particular Trust Fund) constituting the Trust Fund for any Series, based on principal balance at the time such Series is issued.**].

                  The Certificates will not represent an obligation of or an interest in the Depositor, any Master Servicer or Special Servicer or any of their respective affiliates, except to the limited extent described herein and in the related Prospectus Supplement. Neither the Certificates nor any assets in the related Trust Fund will be guaranteed or insured by any governmental agency or instrumentality or by any other person, unless otherwise provided in the related Prospectus Supplement.

                  As described in the related Prospectus Supplement, the Certificates of each Series, including the Offered Certificates, will consist of one or more classes of Certificates that may (i) be senior or subordinate to one or more other classes of Certificates in respect of certain distributions on the Certificates; (ii) be entitled to principal distributions, with disproportionately low, nominal or no interest distributions; (iii) be entitled to interest distributions, with disproportionately low, nominal or no principal distributions; (iv) provide for distributions of accrued interest thereon commencing only following the occurrence of certain events, such as the retirement of one or more other classes of Certificates of such series; and/or
(v) provide for payments of principal sequentially, based

                                   Inserts-18

                                                    Insert 3: Retail Properties

on specified payment schedules or other methodologies, to the extent of available funds. See "Description of the Certificates."

                  If so specified in the related Prospectus Supplement, the Trust Fund for a series of Certificates may include letters of credit, insurance policies, guarantees, reserve funds or other types of credit support described in this Prospectus, or any combination thereof (with respect to any series, collectively, "Credit Support"), and interest rate exchange agreements, interest rate cap or floor agreements or currency exchange agreements described in this Prospectus, or any combination thereof (with respect to any series, collectively, "Cash Flow Agreements"). See "Description of the Trust Funds", "Description of the Certificates" and "Description of Credit Support."

                  PROSPECTIVE INVESTORS SHOULD REVIEW THE INFORMATION APPEARING UNDER THE CAPTION "SPECIAL CONSIDERATIONS" ON PAGE 20 OF THIS PROSPECTUS
HEREIN AND IN THE RELATED PROSPECTUS SUPPLEMENT BEFORE PURCHASING ANY OFFERED CERTIFICATES.

                  If so provided in the related Prospectus Supplement, an election may be made to treat the related Trust Fund or one or more designated portions thereof as one or more "real estate mortgage investment conduits" or "financial asset securitization investment trusts" for federal income tax purposes. See "Certain Federal Income Tax Consequences" herein.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                  The Depositor does not intend to list any of the Offered Certificates on any securities exchange and has not made any other arrangement for secondary trading of the Certificates. Prior to issuance there will have been no market for the Certificates of any series and there can be no assurance that a secondary market for any Offered Certificates will develop or that, if such a market does develop, that it will continue.

                  It will be a condition to the issuance of the Certificates of each series that the Offered Certificates of such series be rated in one of the four highest rating categories by one or more nationally recognized statistical rating organizations.

                  Offers of the Offered Certificates may be made through one or more different methods, as more fully described under "Plan of Distribution" herein and in the related Prospectus Supplement. All Offered Certificates will be distributed by, or sold by underwriters managed by:

                            PAINEWEBBER INCORPORATED

THIS PROSPECTUS MAY NOT BE USED TO CONSUMMATE SALES OF CERTIFICATES OFFERED HEREBY UNLESS ACCOMPANIED BY A PROSPECTUS SUPPLEMENT.

               THE DATE OF THIS PROSPECTUS IS _________ ___, ____

                                   Inserts-19

                                                    Insert 3: Retail Properties

                  [The following is to be inserted in the Prospectus immediately following "Special Considerations--Risks Associated with Certain Mortgage Loans and Mortgaged Properties":]

RISKS PARTICULAR TO RETAIL PROPERTIES.

                  In addition to risks generally associated with real estate, Mortgage Loans secured by retail properties are also affected significantly by adverse changes in consumer spending patterns, local competitive conditions (such as the supply of retail space or the existence or construction of new competitive shopping centers or shopping malls), alternative forms of retailing (such as direct mail, video shopping networks and selling through the Internet, which reduce the need for retail space by retail companies), the quality and management philosophy of management, the attractiveness of the properties and the surrounding neighborhood to tenants and their customers, the public perception of the safety of customers (at shopping malls and shopping centers, for example) and the need to make major repairs or improvements to satisfy the needs of major tenants.

                  Retail properties may be adversely affected if an anchor or other significant tenant ceases operations at such locations (which may occur on account of a decision not to renew a lease, bankruptcy or insolvency of such tenant, such tenant's general cessation of business activities or for other reasons). Significant tenants at a shopping center play an important part in generating customer traffic and making the property a desirable location for other tenants at such property. In addition, certain tenants at retail properties may be entitled to terminate their leases if an anchor tenant ceases operations at such property.

                                   Inserts-20

                                                    Insert 3: Retail Properties

                  [The following is to be inserted in the Prospectus immediately following "Description of the Trust Funds--Mortgage
Assets--Mortgage Loans":]

                  Mortgage Loans Secured by Retail Properties. Retail properties generally derive all or a substantial percentage of their income from lease payments from commercial tenants. Income from and the market value of retail properties is dependent on various factors including, but not limited to, the ability to lease space in such properties, the ability of tenants to meet their lease obligations, the possibility of a significant tenant becoming bankrupt or insolvent, as well as fundamental aspects of real estate such as location and market demographics.

                  The correlation between the success of tenant businesses and property value is more direct with respect to retail properties than other types of commercial property because a significant component of the total rent paid by retail tenants is often tied to a percentage of gross sales. Declines in tenant sales will cause a corresponding decline in percentage rents and may cause such tenants to become unable to pay their rent or other occupancy costs. The default by a tenant under its lease could result in delays and costs in enforcing the lessor's rights. Repayment of the related Mortgage Loans will be affected by the expiration of space leases and the ability of the respective borrowers to renew or relet the space on comparable terms. Even if vacated space is successfully relet, the costs associated with reletting, including tenant improvements, leasing commissions and free rent, could be substantial and could reduce cash flow from the retail properties. The correlation between the success of tenant businesses and property value is increased when the property is a single tenant property.

                  Whether a shopping center is "anchored" or "unanchored" is also an important distinction. Anchor tenants in shopping centers traditionally have been a major factor in the public's perception of a shopping center. The anchor tenants at a shopping center play an important part in generating customer traffic and making a center a desirable location for other tenants of the center. The failure of an anchor tenant to renew its leases, the termination of an anchor tenant's lease, the bankruptcy or economic decline of an anchor tenant, or the cessation of the business of an anchor tenant (notwithstanding any continued payment of rent) can have a material negative effect on the economic performance of a shopping center. Furthermore, the correlation between the success of tenant businesses and property value is increased when the property is a single tenant property.

                  Unlike certain other types of commercial properties, retail properties also face competition from sources outside a given real estate market. Catalogue retailers, home shopping networks, telemarketing, selling through the Internet, and outlet centers all compete with more traditional retail properties for consumer dollars. Continued growth of these alternative retail outlets (which are often characterized by lower operating costs) could adversely affect the retail properties.

                                   Inserts-21

                                                    Insert 3: Retail Properties

                  [The following is to be inserted in the Version 1 Prospectus Supplement immediately following "Special Considerations--Risks Associated with Certain of the Mortgage Loans and Mortgaged Properties--Effect of Mortgage Defaults":]

                  Risks Particular to Retail Properties. _____ of the Mortgage Loans, which represent _____ % of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date, are secured by Mortgages on fee and/or leasehold interests in retail properties. Mortgage Loans that are secured by liens on such types of properties are exposed to certain unique risks. See "Special Considerations--Risks Associated With Certain Mortgage Loans and Mortgaged Properties-Risks Particular to Retail Properties" in the Prospectus.

                                   Inserts-22

                                                    Insert 3: Retail Properties

                  [The following is to be inserted in the Version 2 Prospectus Supplement immediately following "Special Considerations--Effect of Defaults by Mortgagors on Underlying Mortgage Loans":]

                  Risks Particular to Retail Properties. _____ of the MBS Securities evidence ownership of trust funds as to which _____ % of the aggregate principal balance of the Underlying Mortgage Loans as of the Cutoff Date are secured by Mortgages on fee and/or leasehold interests in retail properties. Mortgage Loans that are secured by liens on such types of properties are exposed to certain unique risks. See "Special Considerations--Risks Associated With Certain Mortgage Loans and Mortgaged Properties-Risks Particular to Retail Properties" in the Prospectus.

                                   Inserts-23

                                           Insert 4: Hotel and Motel Properties

                  [The following is to be inserted, as indicated by starred brackets ([** // **]) on the next page, on the cover of the Prospectus.]

                  Hotel and motel properties will represent security for a material concentration of the Mortgage Loans (and the mortgage loans underlying any MBS Securities included in a particular Trust Fund) constituting the Trust Fund for any Series, based on principal balance at the time such Series is issued.

                                   Inserts-24

                                           Insert 4: Hotel and Motel Properties

                SUBJECT TO COMPLETION, DATED SEPTEMBER __, 1998

PROSPECTUS

                       MORTGAGE PASS-THROUGH CERTIFICATES
                              (ISSUABLE IN SERIES)

                 PAINEWEBBER MORTGAGE ACCEPTANCE CORPORATION V
                                   DEPOSITOR

                  The mortgage pass-through certificates offered hereby and by Supplements to this Prospectus (the "Offered Certificates") will be offered from time to time in series. The Offered Certificates of any series, together with any other mortgage pass-through certificates of such series, are collectively referred to herein as the "Certificates."

                  Each series of Certificates will represent in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund") to be established by the Depositor. The Certificates of each series may be divided into two or more classes (each, a "Class"), each of which will evidence beneficial ownership of a specified percentage or portion of future interest payments, a specified percentage or portion of future principal payments on the assets in the related Trust Fund or both as described herein and in the related Prospectus Supplement. In addition, the rights of holders of certain Classes of Certificates to receive distributions of principal and interest may be subordinated to those of other Classes to the extent described in the related Prospectus Supplement. Each Trust Fund shall consist primarily of a segregated pool of multifamily or commercial mortgage loans or participation interests therein, together with installment sales contracts (collectively the "Mortgage Loans") and/or agency or non-agency mortgage pass-through certificates or other mortgage-backed securities evidencing interests in or secured by Mortgage Loans (the "MBS Securities") that evidence interests in, or that are secured by pledges of, one or more of the following types of real property (each, a "Mortgaged Property"): (i) residential properties consisting of five or more rental or cooperatively-owned dwelling units (or shares allocable to a number of such units and proprietary leases appurtenant thereto) ("Multifamily Properties"), (ii) mobile home parks and (iii) commercial properties consisting of (a) office buildings, retail facilities related to the sale of goods and products and facilities related to providing entertainment, recreation or personal services, hotels and motels, casinos, health care-related facilities, recreational vehicle parks, warehouse facilities, mini-warehouse facilities, self-storage facilities, industrial facilities, parking lots, auto parks, golf courses, arenas and restaurants (or cooperatively owned units therein), (b) mixed use properties (that is, any combination of the foregoing) and (c) unimproved land ("Commercial Properties"). [** Hotel and motel properties will represent security for a material concentration of the Mortgage Loans (and the mortgage loans underlying any MBS Securities included in a particular Trust
Fund) constituting the Trust Fund for any Series, based on principal balance at the time such Series is issued.**].

                  The Certificates will not represent an obligation of or an interest in the Depositor, any Master Servicer or Special Servicer or any of their respective affiliates, except to the limited extent described herein and in the related Prospectus Supplement. Neither the Certificates nor any assets in the related Trust Fund will be guaranteed or insured by any governmental agency or instrumentality or by any other person, unless otherwise provided in the related Prospectus Supplement.

                  As described in the related Prospectus Supplement, the Certificates of each Series, including the Offered Certificates, will consist of one or more classes of Certificates that may (i) be senior or subordinate to one or more other classes of Certificates in respect of certain distributions on the Certificates; (ii) be entitled to principal distributions, with disproportionately low, nominal or no interest distributions; (iii) be entitled to interest distributions, with disproportionately low, nominal or no principal distributions; (iv) provide for distributions of accrued interest thereon commencing only following the occurrence of certain events, such as the retirement of one or more other classes of Certificates of such series; and/or
(v) provide for payments of principal sequentially, based

                                   Inserts-25

                                           Insert 4: Hotel and Motel Properties

on specified payment schedules or other methodologies, to the extent of available funds. See "Description of the Certificates."

                  If so specified in the related Prospectus Supplement, the Trust Fund for a series of Certificates may include letters of credit, insurance policies, guarantees, reserve funds or other types of credit support described in this Prospectus, or any combination thereof (with respect to any series, collectively, "Credit Support"), and interest rate exchange agreements, interest rate cap or floor agreements or currency exchange agreements described in this Prospectus, or any combination thereof (with respect to any series, collectively, "Cash Flow Agreements"). See "Description of the Trust Funds", "Description of the Certificates" and "Description of Credit Support."

                  PROSPECTIVE INVESTORS SHOULD REVIEW THE INFORMATION APPEARING UNDER THE CAPTION "SPECIAL CONSIDERATIONS" ON PAGE 20 OF THIS PROSPECTUS
HEREIN AND IN THE RELATED PROSPECTUS SUPPLEMENT BEFORE PURCHASING ANY OFFERED CERTIFICATES.

                  If so provided in the related Prospectus Supplement, an election may be made to treat the related Trust Fund or one or more designated portions thereof as one or more "real estate mortgage investment conduits" or "financial asset securitization investment trusts" for federal income tax purposes. See "Certain Federal Income Tax Consequences" herein.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                  The Depositor does not intend to list any of the Offered Certificates on any securities exchange and has not made any other arrangement for secondary trading of the Certificates. Prior to issuance there will have been no market for the Certificates of any series and there can be no assurance that a secondary market for any Offered Certificates will develop or that, if such a market does develop, that it will continue.

                  It will be a condition to the issuance of the Certificates of each series that the Offered Certificates of such series be rated in one of the four highest rating categories by one or more nationally recognized statistical rating organizations.

                  Offers of the Offered Certificates may be made through one or more different methods, as more fully described under "Plan of Distribution" herein and in the related Prospectus Supplement. All Offered Certificates will be distributed by, or sold by underwriters managed by:

                            PAINEWEBBER INCORPORATED

THIS PROSPECTUS MAY NOT BE USED TO CONSUMMATE SALES OF CERTIFICATES OFFERED HEREBY UNLESS ACCOMPANIED BY A PROSPECTUS SUPPLEMENT.

               THE DATE OF THIS PROSPECTUS IS _________ ___, ____

                                   Inserts-26

                                           Insert 4: Hotel and Motel Properties

                  [The following is to be inserted in the Prospectus immediately following "Special Considerations--Risks Associated with Certain Mortgage Loans and Mortgage Properties":]

RISKS PARTICULAR TO HOTEL AND MOTEL PROPERTIES.

                  Hotel and motel properties are subject to operating risks common to the lodging industry. These risks include, among other things, a high level of continuing capital expenditures to keep necessary furniture, fixtures and equipment updated, competition from other hotels and motels, increases in operating costs (which increases may not necessarily in the future be offset by increased room rates), dependence on business and commercial travelers and tourism, increases in energy costs and other expenses of travel and adverse effects of general and local economic conditions. These factors could adversely affect the related borrower's ability to make payments on the related Mortgage Loans. Since limited service hotels and motels are relatively quick and inexpensive to construct and may quickly reflect a positive value, an over-building of such hotels and motels could occur in any given region, which would likely adversely affect occupancy and daily room rates. Further, because hotel and motel rooms are generally rented for short periods of time, hotel and motel properties tend to be more sensitive to adverse economic conditions and competition than many other commercial properties. Additionally, the revenues of certain hotels and motels, particularly those located in regions whose economies depend upon tourism, may be highly seasonal in nature.

                  A hotel or motel property may present additional risks as compared to other commercial property types in that: (i) hotels and motels may be operated pursuant to franchise, management and operating agreements that may be terminable by the franchiser, the manager or the operator; (ii) the transferability of any operating, liquor and other licenses to the entity acquiring such hotel or motel (either through purchase or foreclosure) is subject to local law requirements; (iii) it may be difficult to terminate an ineffective operator of a hotel or motel property subsequent to a foreclosure of such property; and (iv) future occupancy rates may be adversely affected by, among other factors, any negative perception of a hotel or motel based upon its historical reputation.

                  Hotel and motel properties may be operated pursuant to franchise agreements. The continuation of franchises is typically subject to specified operating standards and other terms and conditions. The franchiser periodically inspects its licensed properties to confirm adherence to its operating standards. The failure of the hotel or motel property to maintain such standards or adhere to such other terms and conditions could result in the loss or cancellation of the franchise license. It is possible that the franchiser could condition the continuation of a franchise license on the completion of capital improvements or the making of certain capital expenditures that the related borrower determines are too expensive or are otherwise unwarranted in light of general economic conditions or the operating results or prospects of the affected hotels. In that event, the related borrower may elect to allow the franchise license to lapse. In any case, if the franchise is terminated, the related borrower may seek to obtain a suitable replacement franchise or to operate such hotel or motel property independently of a franchise license. The loss of a franchise license could have a material adverse effect upon the operations or the underlying value of the hotel or motel covered by the franchise because of the loss of associated name recognition, marketing support and centralized reservation systems provided by the franchiser.

                                   Inserts-27

                                           Insert 4: Hotel and Motel Properties

                  [The following is to be inserted in the Prospectus immediately following "Description of the Trust Funds--Mortgage
Assets--Mortgage Loans":]

                  Mortgage Loans Secured by Hotel and Motel Properties. Hotel and motel properties may include full service hotels, resort hotels with many amenities, limited service hotels, hotels and motels associated with national franchise chains, hotels and motels associated with regional franchise chains and hotels that are not affiliated with any franchise chain but may have their own brand identity. Various factors, including location, quality and franchise affiliation affect the economic performance of a hotel or motel. Adverse economic conditions, either local, regional or national, may limit the amount that can be charged for a room and may result in a reduction in occupancy levels. The construction of competing hotels and motels can have similar effects. To meet competition in the industry and to maintain economic values, continuing expenditures must be made for modernizing, refurbishing, and maintaining existing facilities prior to the expiration of their anticipated useful lives. Because hotel and motel rooms generally are rented for short periods of time, hotels and motels tend to respond more quickly to adverse economic conditions and competition than do other commercial properties. Furthermore, the financial strength and capabilities of the owner and operator of a hotel or motel may have an impact on quality of service and economic performance. Additionally, the lodging industry, in certain locations, is seasonal in nature and this seasonality can be expected to cause periodic fluctuations in room and other revenues, occupancy levels, room rates and operating expenses. The demand for particular accommodations may also be affected by changes in travel patterns caused by changes in energy prices, strikes, relocation of highways, the construction of additional highways and other factors.

                  The viability of any hotel or motel property that is part of a national or regional hotel or motel chain depends in part on the continued existence and financial strength of the franchiser, the public perception of the franchise service mark and the duration of the franchise licensing agreement. The transferability of franchise license agreements may be restricted and, in the event of a foreclosure on any such hotel or motel property, the consent of the franchiser for the continued use the franchise license by the hotel or motel property would be required. Conversely, a lender may be unable to remove a franchiser that it desires to replace following a foreclosure. Further, in the event of a foreclosure on a hotel or motel property, it is unlikely that the purchaser of such hotel or motel property would be entitled to the rights under any associated liquor license, and such purchaser would be required to apply in its own right for such license. There can be no assurance that a new license could be obtained or that it could be obtained promptly.

                                   Inserts-28

                                           Insert 4: Hotel and Motel Properties

                  [The following is to be inserted in the Version 1 Prospectus Supplement immediately following "Special Considerations--Risks Associated with Certain of the Mortgage Loans and Mortgaged Properties--Effect of Mortgage Defaults":]

                  Risks Particular to Hotel and Motel Properties. _____ of the Mortgage Loans, which represent _____ % of the Initial Poll Balance, are secured by Mortgages on fee and/or leasehold interests in hotels and motels. Mortgage Loans that are secured by liens on such types of properties are exposed to certain unique risks. See "Special Considerations--Risks Associated With Certain Mortgage Loans and Mortgaged Properties-Risks Particular to Hotel and Motel Properties" in the Prospectus.

                                   Inserts-29

                                           Insert 4: Hotel and Motel Properties

                  [The following is to be inserted in the Version 2 Prospectus Supplement immediately following "Special Considerations--Effect of Defaults by Mortgagors on Underlying Mortgage Loans":]

                  Risks Particular to Hotel and Motel Properties. _____ of the MBS Securities evidence ownership of trust funds as to which _____ % of the aggregate principal balance of the Underlying Mortgage Loans as of the Cut-off Date are secured by Mortgages on fee and/or leasehold interests in hotels and motels. Mortgage Loans that are secured by liens on such types of properties are exposed to certain unique risks. See "Special Considerations--Risks Associated With Certain Mortgage Loans and Mortgaged Properties-Risks Particular to Hotel and Motel Properties" in the Prospectus.

                                   Inserts-30

                                      Version 5: Health Care-Related Facilities

                  [The following is to be inserted, as indicated by starred brackets ([** // **]) on the next page, on the cover of the Prospectus.]

                  Health Care-Related Properties will represent security for a material concentration of the Mortgage Loans (and the mortgage loans underlying the MBS Securities included in a particular Trust Fund) constituting the Trust Fund for any Series, based on principal balance at the time such Series is issued.

                                   Inserts-31

                                      Version 5: Health Care-Related Facilities

                SUBJECT TO COMPLETION, DATED SEPTEMBER __, 1998

PROSPECTUS

                       MORTGAGE PASS-THROUGH CERTIFICATES
                              (ISSUABLE IN SERIES)

                 PAINEWEBBER MORTGAGE ACCEPTANCE CORPORATION V
                                   DEPOSITOR

                  The mortgage pass-through certificates offered hereby and by Supplements to this Prospectus (the "Offered Certificates") will be offered from time to time in series. The Offered Certificates of any series, together with any other mortgage pass-through certificates of such series, are collectively referred to herein as the "Certificates."

                  Each series of Certificates will represent in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund") to be established by the Depositor. The Certificates of each series may be divided into two or more classes (each, a "Class"), each of which will evidence beneficial ownership of a specified percentage or portion of future interest payments, a specified percentage or portion of future principal payments on the assets in the related Trust Fund or both as described herein and in the related Prospectus Supplement. In addition, the rights of holders of certain Classes of Certificates to receive distributions of principal and interest may be subordinated to those of other Classes to the extent described in the related Prospectus Supplement. Each Trust Fund shall consist primarily of a segregated pool of multifamily or commercial mortgage loans or participation interests therein, together with installment sales contracts (collectively the "Mortgage Loans") and/or agency or non-agency mortgage pass-through certificates or other mortgage-backed securities evidencing interests in or secured by Mortgage Loans (the "MBS Securities") that evidence interests in, or that are secured by pledges of, one or more of the following types of real property (each, a "Mortgaged Property"): (i) residential properties consisting of five or more rental or cooperatively-owned dwelling units (or shares allocable to a number of such units and proprietary leases appurtenant thereto) ("Multifamily Properties"), (ii) mobile home parks and (iii) commercial properties consisting of (a) office buildings, retail facilities related to the sale of goods and products and facilities related to providing entertainment, recreation or personal services, hotels and motels, casinos, health care-related facilities, recreational vehicle parks, warehouse facilities, mini-warehouse facilities, self-storage facilities, industrial facilities, parking lots, auto parks, golf courses, arenas and restaurants (or cooperatively owned units therein), (b) mixed use properties (that is, any combination of the foregoing) and (c) unimproved land ("Commercial Properties"). [** Health Care-Related Properties will represent security for a material concentration of the Mortgage Loans (and the mortgage loans underlying the MBS Securities included in a particular Trust
Fund) constituting the Trust Fund for any Series, based on principal balance at the time such Series is issued.**].

                  The Certificates will not represent an obligation of or an interest in the Depositor, any Master Servicer or Special Servicer or any of their respective affiliates, except to the limited extent described herein and in the related Prospectus Supplement. Neither the Certificates nor any assets in the related Trust Fund will be guaranteed or insured by any governmental agency or instrumentality or by any other person, unless otherwise provided in the related Prospectus Supplement.

                  As described in the related Prospectus Supplement, the Certificates of each Series, including the Offered Certificates, will consist of one or more classes of Certificates that may (i) be senior or subordinate to one or more other classes of Certificates in respect of certain distributions on the Certificates; (ii) be entitled to principal distributions, with disproportionately low, nominal or no interest distributions; (iii) be entitled to interest distributions, with disproportionately low, nominal or no principal distributions; (iv) provide for distributions of accrued interest thereon commencing only following the occurrence of certain events, such as the retirement of one or more other classes of Certificates of such series; and/or
(v) provide for payments of principal sequentially, based

                                   Inserts-32

                                      Version 5: Health Care-Related Facilities

on specified payment schedules or other methodologies, to the extent of available funds. See "Description of the Certificates."

                  If so specified in the related Prospectus Supplement, the Trust Fund for a series of Certificates may include letters of credit, insurance policies, guarantees, reserve funds or other types of credit support described in this Prospectus, or any combination thereof (with respect to any series, collectively, "Credit Support"), and interest rate exchange agreements, interest rate cap or floor agreements or currency exchange agreements described in this Prospectus, or any combination thereof (with respect to any series, collectively, "Cash Flow Agreements"). See "Description of the Trust Funds", "Description of the Certificates" and "Description of Credit Support."

                  PROSPECTIVE INVESTORS SHOULD REVIEW THE INFORMATION APPEARING UNDER THE CAPTION "SPECIAL CONSIDERATIONS" ON PAGE 20 OF THIS PROSPECTUS
HEREIN AND IN THE RELATED PROSPECTUS SUPPLEMENT BEFORE PURCHASING ANY OFFERED CERTIFICATES.

                  If so provided in the related Prospectus Supplement, an election may be made to treat the related Trust Fund or one or more designated portions thereof as one or more "real estate mortgage investment conduits" or "financial asset securitization investment trusts" for federal income tax purposes. See "Certain Federal Income Tax Consequences" herein.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                  The Depositor does not intend to list any of the Offered Certificates on any securities exchange and has not made any other arrangement for secondary trading of the Certificates. Prior to issuance there will have been no market for the Certificates of any series and there can be no assurance that a secondary market for any Offered Certificates will develop or that, if such a market does develop, that it will continue.

                  It will be a condition to the issuance of the Certificates of each series that the Offered Certificates of such series be rated in one of the four highest rating categories by one or more nationally recognized statistical rating organizations.

                  Offers of the Offered Certificates may be made through one or more different methods, as more fully described under "Plan of Distribution" herein and in the related Prospectus Supplement. All Offered Certificates will be distributed by, or sold by underwriters managed by:

                            PAINEWEBBER INCORPORATED

THIS PROSPECTUS MAY NOT BE USED TO CONSUMMATE SALES OF CERTIFICATES OFFERED HEREBY UNLESS ACCOMPANIED BY A PROSPECTUS SUPPLEMENT.

               THE DATE OF THIS PROSPECTUS IS _________ ___, ____


                                   Inserts-33

                                      Version 5: Health Care-Related Facilities

                  [The following is to be inserted in the Prospectus immediately following "Special Considerations--Risks Associated with Certain Mortgage Loans and Mortgaged Properties":]

RISKS PARTICULAR TO HEALTH CARE-RELATED PROPERTIES.

                  Certain types of health care-related facilities (including nursing homes) typically receive a substantial portion of their revenues from government reimbursement programs, primarily Medicaid and Medicare. Medicaid and Medicare are subject to statutory and regulatory changes, retroactive rate adjustments, administrative rulings, policy interpretations, delays by fiscal intermediaries and government funding restrictions, all of which can adversely affect revenues from operation. Moreover, governmental payors have employed cost-containment measures that limit payments to health care providers and various proposals for national health care relief could, if enacted, further limit these payments. In addition, providers of long-term nursing care and other medical services are highly regulated by federal, state and local law and are subject to, among other things, federal and state licensing requirements, facility inspections, the setting of rates and charges, governmental reimbursement policies and laws relating to the adequacy of medical care, distribution of pharmaceuticals, equipment, personnel operating policies and maintenance of and additions to facilities and services, any or all of which factors can increase the cost of operation and limit growth. In extreme cases, violations of applicable laws can result in suspension or cessation of operations.

                  Under federal and state laws and regulations, Medicare and Medicaid reimbursements are generally not permitted to be made to any person other than the provider who actually furnished the related medical goods and services. Accordingly, in the event of foreclosure on a Mortgaged Property that is operated as a health care-related facility, neither the Trustee nor a subsequent lessee or operator of the Mortgaged Property would generally be entitled to obtain any outstanding reimbursement payments relating to services furnished prior to such foreclosure. Furthermore, in the event of foreclosure, there can be no assurance that the Trustee or purchaser in a foreclosure sale would be entitled to the rights under any required licenses and regulatory approvals, that a new license could be obtained or that a new approval would be granted. In addition, Health Care-Related Properties are generally "special purpose" properties that are not readily converted to general residential, retail or office use, and transfers of Health Care-Related Properties are subject to regulatory approvals under state, and in some cases federal, law not required for transfers of most other types of commercial operations and other types of real estate. Any of the foregoing circumstances may adversely affect the liquidation value.


                                   Inserts-34

                                      Version 5: Health Care-Related Facilities

                  [The following is to be inserted in the Prospectus immediately following "Description of the Trust Funds--Mortgage
Assets--Mortgage Loans":]

                  Mortgage Loans Secured by Health Care-Related Properties. The Mortgaged Properties may include Senior Housing, Assisted Living Facilities, Skilled Nursing Facilities and Acute Care Facilities (any of the foregoing, "Health Care-Related Properties"). "Senior Housing" generally consists of apartment-style facilities, the residents of which are ambulatory and handle their own affairs. "Assisted Living Facilities" are typically single or double room occupancy, dormitory-style housing facilities which provide food service, cleaning and some personal care and assistance with certain daily routines. "Skilled Nursing Facilities" provide services to post trauma and frail residents with limited mobility who require sub-acute medical treatment. "Acute Care Facilities" generally consist of hospital and other facilities providing short-term, acute medical care services.

                  Certain types of Health Care-Related Properties, particularly Acute Care Facilities and Skilled Nursing Facilities, typically receive a substantial portion of their revenues from government reimbursement programs, primarily Medicaid and Medicare. Medicaid and Medicare reimbursements are subject to statutory and regulatory changes, retroactive rate adjustments, administrative rulings, policy interpretations, delays by fiscal intermediaries and government funding restrictions. Moreover, governmental payors have employed cost-containment measures that limit payments to health care providers, and there exist various proposals for national health care reform that could further limit those payments. Accordingly, there can be no assurance that payments under government reimbursement programs will, in the future, be sufficient to fully reimburse the cost of caring for program beneficiaries. If such payments are insufficient, net operating income of those Health Care-Related Properties that receive revenues from those sources, and consequently the ability of the related borrowers to meet their obligations under any Mortgage Loans secured thereby, could be adversely affected.

                  Moreover, Health Care-Related Properties that provide medical care are generally subject to federal and state laws that relate to the adequacy of medical care, distribution of pharmaceuticals, rates and charges, equipment, personnel, operating policies and additions to facilities and services. In addition, those facilities are subject to periodic inspection by governmental authorities to determine compliance with various standards necessary to continued licensing under state law and continued participation in the Medicaid and Medicare reimbursement programs. Providers of assisted living services are also subject to state licensing requirements in certain states. The failure of an operator to maintain or renew any required license or regulatory approval could prevent it from continuing operations at a Health Care-Related Property or, if applicable, prohibit it from participating in government reimbursement programs. Furthermore, under applicable federal and state laws, Medicare and Medicaid reimbursements are generally not permitted to be made to any person other than the provider who actually furnished the related medical goods and services. Accordingly, in the event of foreclosure, neither the Trustee nor a subsequent lessee or operator of any Health Care-Related Property securing a defaulted Mortgage Loan would generally be entitled to obtain from federal or state governments any outstanding reimbursement payments relating to services furnished prior to such foreclosure. Any of the aforementioned circumstances may adversely affect the ability of the related borrowers to meet their Mortgage Loan obligations.

                  Government regulation applying specifically to Acute Care Facilities, Skilled Nursing Facilities and Assisted Living Facilities includes health planning legislation, enacted by most states, intended, at least in part, to regulate the supply of nursing beds. The most common method of control is the requirement that a state authority first make a determination of need, evidenced by its issuance of a Certificate of Need ("CON"), before a long-term care provider can establish a new facility, add beds to an existing facility or, in some states, take certain other actions (for example, acquire major medical equipment, make major capital expenditures, add services, refinance long-term debt, or transfer ownership of a facility). States also regulate nursing bed supply in other ways. For example, some states have imposed moratoria on the licensing of new beds, or on the certification of new Medicaid beds, or have discouraged the construction of new nursing facilities by limiting Medicaid reimbursements allocable to the cost of new construction and equipment. In general, a CON is site specific and operator specific; it cannot be transferred from one site to another, or to another operator, without the approval of the appropriate state agency.

                                   Inserts-35

                                      Version 5: Health Care-Related Facilities

Accordingly, if a Mortgage Loan secured by a lien on such a Health Care-Related Property were foreclosed upon, the purchaser at foreclosure might be required to obtain a new CON or an appropriate exemption. In addition, compliance by a purchaser with applicable regulations may in any case require the engagement of a new operator and the issuance of a new operating license. Upon a foreclosure, a state regulatory agency may be willing to expedite any necessary review and approval process to avoid interruption of care to a facility's residents, but there can be no assurance that any will do so or that any necessary licenses or approvals will be issued.

                  Further government regulation applicable to Health Care-Related Properties exists in the form of federal and state "fraud and abuse" laws that generally prohibit payment or fee-splitting arrangements between health care providers that are designed to induce or encourage the referral of patients to, or the recommendation of, a particular provider for medical products or services. Violation of these restrictions can result in license revocation, civil and criminal penalties, and exclusion from participation in Medicare or Medicaid programs. The state law restrictions in this area vary considerably from state to state. Moreover, the federal anti-kickback law includes broad language that potentially could be applied to a wide range of referral arrangements, and regulations designed to create "safe harbors" under the law provide only limited guidance. Accordingly, there can be no assurance that such laws will be interpreted in a manner consistent with the practices of the owners or operators of the Health Care-Related Properties that are subject to such laws.

                  The operators of Health Care-Related Properties are likely to compete on a local and regional basis with others that operate similar facilities, some of which competitors may be better capitalized, may offer services not offered by such operators, or may be owned by non-profit organizations or government agencies supported by endowments, charitable contributions, tax revenues and other sources not available to such operators. The successful operation of a Health Care-Related Property will generally depend upon the number of competing facilities in the local market, as well as upon other factors such as its age, appearance, reputation and management, the types of services it provides and, where applicable, the quality of care and the cost of that care.

                                   Inserts-36

                                      Version 5: Health Care-Related Facilities

                  [The following is to be inserted in the Version 1 Prospectus Supplement immediately following "Special Considerations--Risks Associated with Certain of the Mortgage Loans and Mortgaged Properties--Effect of Mortgage Defaults":]

                  Risks Particular to Health Care-Related Properties. _____ of the Mortgage Loans, which represent _____ % of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date, are secured by Mortgages on fee and/or leasehold interests in health care-related properties. Mortgage Loans that are secured by liens on such types of properties are exposed to certain unique risks. See "Special Considerations--Risks Associated With Certain Mortgage Loans and Mortgaged Properties-Risks Particular to Health Care-Related Properties" in the Prospectus.

                                   Inserts-37

                                      Version 5: Health Care-Related Facilities

                  [The following is to be inserted in the Version 2 Prospectus Supplement immediately following "Special Considerations--Effect of Defaults by Mortgagors on Underlying Mortgage Loans":]

                  Risks Particular to Health Care-Related Properties. _____ of the MBS Securities evidence ownership of trust funds as to which _____ % of the aggregate principal balance of the Underlying Mortgage Loans as of the Cut-off Date are secured by Mortgages on fee and/or leasehold interests in health care-related properties. Mortgage Loans that are secured by liens on such types of properties are exposed to certain unique risks. See "Special Considerations--Risks Associated With Certain Mortgage Loans and Mortgaged Properties-Risks Particular to Health Care-Related Properties" in the Prospectus.

                                   Inserts-38

                                                Insert 6: Industrial Properties

                  [The following is to be inserted, as indicated by starred brackets ([** // **]) on the next page, on the cover of the Prospectus.]

                  Industrial properties will represent security for a material concentration of the Mortgage Loans (and the mortgage loans underlying the MBS Securities included in a particular Trust Fund) constituting the Trust Fund for any Series, based on principal balance at the time such Series is issued.

                                   Inserts-39

                                                Insert 6: Industrial Properties

                SUBJECT TO COMPLETION, DATED SEPTEMBER __, 1998

PROSPECTUS

                       MORTGAGE PASS-THROUGH CERTIFICATES
                              (ISSUABLE IN SERIES)

                 PAINEWEBBER MORTGAGE ACCEPTANCE CORPORATION V
                                   DEPOSITOR

                  The mortgage pass-through certificates offered hereby and by Supplements to this Prospectus (the "Offered Certificates") will be offered from time to time in series. The Offered Certificates of any series, together with any other mortgage pass-through certificates of such series, are collectively referred to herein as the "Certificates."

                  Each series of Certificates will represent in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund") to be established by the Depositor. The Certificates of each series may be divided into two or more classes (each, a "Class"), each of which will evidence beneficial ownership of a specified percentage or portion of future interest payments, a specified percentage or portion of future principal payments on the assets in the related Trust Fund or both as described herein and in the related Prospectus Supplement. In addition, the rights of holders of certain Classes of Certificates to receive distributions of principal and interest may be subordinated to those of other Classes to the extent described in the related Prospectus Supplement. Each Trust Fund shall consist primarily of a segregated pool of multifamily or commercial mortgage loans or participation interests therein, together with installment sales contracts (collectively the "Mortgage Loans") and/or agency or non-agency mortgage pass-through certificates or other mortgage-backed securities evidencing interests in or secured by Mortgage Loans (the "MBS Securities") that evidence interests in, or that are secured by pledges of, one or more of the following types of real property (each, a "Mortgaged Property"): (i) residential properties consisting of five or more rental or cooperatively-owned dwelling units (or shares allocable to a number of such units and proprietary leases appurtenant thereto) ("Multifamily Properties"), (ii) mobile home parks and (iii) commercial properties consisting of (a) office buildings, retail facilities related to the sale of goods and products and facilities related to providing entertainment, recreation or personal services, hotels and motels, casinos, health care-related facilities, recreational vehicle parks, warehouse facilities, mini-warehouse facilities, self-storage facilities, industrial facilities, parking lots, auto parks, golf courses, arenas and restaurants (or cooperatively owned units therein), (b) mixed use properties (that is, any combination of the foregoing) and (c) unimproved land ("Commercial Properties"). [** Industrial properties will represent security for a material concentration of the Mortgage Loans (and the mortgage loans underlying the MBS Securities included in a particular Trust
Fund) constituting the Trust Fund for any Series, based on principal balance at the time such Series is issued.**].

                  The Certificates will not represent an obligation of or an interest in the Depositor, any Master Servicer or Special Servicer or any of their respective affiliates, except to the limited extent described herein and in the related Prospectus Supplement. Neither the Certificates nor any assets in the related Trust Fund will be guaranteed or insured by any governmental agency or instrumentality or by any other person, unless otherwise provided in the related Prospectus Supplement.

                  As described in the related Prospectus Supplement, the Certificates of each Series, including the Offered Certificates, will consist of one or more classes of Certificates that may (i) be senior or subordinate to one or more other classes of Certificates in respect of certain distributions on the Certificates; (ii) be entitled to principal distributions, with disproportionately low, nominal or no interest distributions; (iii) be entitled to interest distributions, with disproportionately low, nominal or no principal distributions; (iv) provide for distributions of accrued interest thereon commencing only following the occurrence of certain events, such as the retirement of one or more other classes of Certificates of such series; and/or
(v) provide for payments of principal sequentially, based

                                   Inserts-40

                                                Insert 6: Industrial Properties

on specified payment schedules or other methodologies, to the extent of available funds. See "Description of the Certificates."

                  If so specified in the related Prospectus Supplement, the Trust Fund for a series of Certificates may include letters of credit, insurance policies, guarantees, reserve funds or other types of credit support described in this Prospectus, or any combination thereof (with respect to any series, collectively, "Credit Support"), and interest rate exchange agreements, interest rate cap or floor agreements or currency exchange agreements described in this Prospectus, or any combination thereof (with respect to any series, collectively, "Cash Flow Agreements"). See "Description of the Trust Funds", "Description of the Certificates" and "Description of Credit Support."

                  PROSPECTIVE INVESTORS SHOULD REVIEW THE INFORMATION APPEARING UNDER THE CAPTION "SPECIAL CONSIDERATIONS" ON PAGE 20 OF THIS PROSPECTUS
HEREIN AND IN THE RELATED PROSPECTUS SUPPLEMENT BEFORE PURCHASING ANY OFFERED CERTIFICATES.

                  If so provided in the related Prospectus Supplement, an election may be made to treat the related Trust Fund or one or more designated portions thereof as one or more "real estate mortgage investment conduits" or "financial asset securitization investment trusts" for federal income tax purposes. See "Certain Federal Income Tax Consequences" herein.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                  The Depositor does not intend to list any of the Offered Certificates on any securities exchange and has not made any other arrangement for secondary trading of the Certificates. Prior to issuance there will have been no market for the Certificates of any series and there can be no assurance that a secondary market for any Offered Certificates will develop or that, if such a market does develop, that it will continue.

                  It will be a condition to the issuance of the Certificates of each series that the Offered Certificates of such series be rated in one of the four highest rating categories by one or more nationally recognized statistical rating organizations.

                  Offers of the Offered Certificates may be made through one or more different methods, as more fully described under "Plan of Distribution" herein and in the related Prospectus Supplement. All Offered Certificates will be distributed by, or sold by underwriters managed by:

                            PAINEWEBBER INCORPORATED

THIS PROSPECTUS MAY NOT BE USED TO CONSUMMATE SALES OF CERTIFICATES OFFERED HEREBY UNLESS ACCOMPANIED BY A PROSPECTUS SUPPLEMENT.

               THE DATE OF THIS PROSPECTUS IS _________ ___, ____

                                   Inserts-41

                                                Insert 6: Industrial Properties

                  [The following is to be inserted in the Prospectus immediately following "Special Considerations--Risks Associated with Certain Mortgage Loans and Mortgaged Properties":]

RISKS PARTICULAR TO INDUSTRIAL PROPERTIES.

                  Industrial properties may be adversely affected by reduced demand for industrial space occasioned by a decline in a particular industry segment and/or by a general slow-down in the economy, and an industrial property that suited the particular needs of its original tenant may be difficult to relet to another tenant or may become functionally obsolete relative to newer properties. Furthermore, industrial properties may be adversely affected by the availability of labor sources or a change in the proximity of supply sources. Because industrial properties frequently have a single tenant, any such property is heavily dependent on the success of such tenant's business.

                                   Inserts-42

                                                Insert 6: Industrial Properties

                  [The following is to be inserted in the Prospectus immediately following "Description of the Trust Funds--Mortgage
Assets--Mortgage Loans":]

                  Mortgage Loans Secured by Industrial Properties. Significant factors that affect the value of industrial properties are the quality of tenants, building design and adaptability and the location of the property. Industrial properties may be adversely affected by reduced demand for industrial space occasioned by a decline in a particular industry segment and/or by a general slow-down in the economy, and an industrial property that suited the particular needs of its original tenant may be difficult to relet to another tenant or may become functionally obsolete relative to newer properties. Furthermore, industrial properties may be adversely affected by the availability of labor sources or a change in the proximity of supply sources. Because industrial properties frequently have a single tenant, any such property is heavily dependent on the success of such tenant's business.

                  Aspects of building site, design and adaptability affect the value of an industrial property. Site characteristics which are valuable to an industrial property include clear heights, column spacing, number of bays and bay depths, divisibility, floor loading capacities, truck turning radius and overall functionality and accessibility. Nevertheless, site characteristics of an industrial property suitable for one tenant may not be appropriate for other potential tenants, which may make it difficult to relet the property.

                  Location is also important because an industrial property requires the availability of labor sources, proximity to supply sources and customers and accessibility to rail lines, major roadways and other distribution channels. Further, industrial properties may be adversely affected by economic declines in the industry segment of their tenants.

                                   Inserts-43

                                                Insert 6: Industrial Properties

                  [The following is to be inserted in the Version 1 Prospectus Supplement immediately following "Special Considerations--Risks Associated with Certain Mortgage Loan and Mortgaged Properties--Effect of Mortgage Defaults":]

                  Risks Particular to Industrial Properties. _____ of the Mortgage Loans, which represent _____ % of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date, are secured by Mortgages on fee and/or leasehold interests in industrial properties. Mortgage Loans that are secured by liens on such types of properties are exposed to certain unique risks. See "Special Considerations--Risks Associated With Certain Mortgage Loans and Mortgaged Properties-Risks Particular to Industrial Properties" in the Prospectus.

                                   Inserts-44

                                                Insert 6: Industrial Properties

                  [The following is to be inserted in the Version 2 Prospectus Supplement immediately following "Special Considerations--Effect of Defaults by Mortgagors on Underlying Mortgage Loans":]

                  Risks Particular to Industrial Properties. _____ of the MBS Securities evidence ownership of trust funds as to which _____ % of the aggregate principal balance of the Underlying Mortgage Loans as of the Cut-off Date are secured by Mortgages on fee and/or leasehold interests in industrial properties. Mortgage Loans that are secured by liens on such types of properties are exposed to certain unique risks. See "Special Considerations--Risks Associated With Certain Mortgage Loans and Mortgaged Properties-Risks Particular to Industrial Properties" in the Prospectus.

                                   Inserts-45

                Insert 7: Warehouse, Mini-Warehouse and Self-Storage Facilities

                  [The following is to be inserted, as indicated by starred brackets ([** // **]) on the next page, on the cover of the Prospectus.]

                  Warehouse, mini-warehouse and self-storage facilities will represent security for a material concentration of the Mortgage Loans (and the mortgage loans underlying the MBS Securities included in a particular Trust
Fund) constituting the Trust Fund for any Series, based on principal balance at the time such Series is issued.

                                   Inserts-46

                Insert 7: Warehouse, Mini-Warehouse and Self-Storage Facilities


                SUBJECT TO COMPLETION, DATED SEPTEMBER __, 1998

PROSPECTUS

                       MORTGAGE PASS-THROUGH CERTIFICATES
                              (ISSUABLE IN SERIES)

                 PAINEWEBBER MORTGAGE ACCEPTANCE CORPORATION V
                                   DEPOSITOR

                  The mortgage pass-through certificates offered hereby and by Supplements to this Prospectus (the "Offered Certificates") will be offered from time to time in series. The Offered Certificates of any series, together with any other mortgage pass-through certificates of such series, are collectively referred to herein as the "Certificates."

                  Each series of Certificates will represent in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund") to be established by the Depositor. The Certificates of each series may be divided into two or more classes (each, a "Class"), each of which will evidence beneficial ownership of a specified percentage or portion of future interest payments, a specified percentage or portion of future principal payments on the assets in the related Trust Fund or both as described herein and in the related Prospectus Supplement. In addition, the rights of holders of certain Classes of Certificates to receive distributions of principal and interest may be subordinated to those of other Classes to the extent described in the related Prospectus Supplement. Each Trust Fund shall consist primarily of a segregated pool of multifamily or commercial mortgage loans or participation interests therein, together with installment sales contracts (collectively the "Mortgage Loans") and/or agency or non-agency mortgage pass-through certificates or other mortgage-backed securities evidencing interests in or secured by Mortgage Loans (the "MBS Securities") that evidence interests in, or that are secured by pledges of, one or more of the following types of real property (each, a "Mortgaged Property"): (i) residential properties consisting of five or more rental or cooperatively-owned dwelling units (or shares allocable to a number of such units and proprietary leases appurtenant thereto) ("Multifamily Properties"), (ii) mobile home parks and (iii) commercial properties consisting of (a) office buildings, retail facilities related to the sale of goods and products and facilities related to providing entertainment, recreation or personal services, hotels and motels, casinos, health care-related facilities, recreational vehicle parks, warehouse facilities, mini-warehouse facilities, self-storage facilities, industrial facilities, parking lots, auto parks, golf courses, arenas and restaurants (or cooperatively owned units therein), (b) mixed use properties (that is, any combination of the foregoing) and (c) unimproved land ("Commercial Properties"). [** Warehouse, mini-warehouse and self-storage facilities will represent security for a material concentration of the Mortgage Loans (and the mortgage loans underlying the MBS Securities included in a particular Trust Fund) constituting the Trust Fund for any Series, based on principal balance at the time such Series is issued.**].

                  The Certificates will not represent an obligation of or an interest in the Depositor, any Master Servicer or Special Servicer or any of their respective affiliates, except to the limited extent described herein and in the related Prospectus Supplement. Neither the Certificates nor any assets in the related Trust Fund will be guaranteed or insured by any governmental agency or instrumentality or by any other person, unless otherwise provided in the related Prospectus Supplement.

                  As described in the related Prospectus Supplement, the Certificates of each Series, including the Offered Certificates, will consist of one or more classes of Certificates that may (i) be senior or subordinate to one or more other classes of Certificates in respect of certain distributions on the Certificates; (ii) be entitled to principal distributions, with disproportionately low, nominal or no interest distributions; (iii) be entitled to interest

                                   Inserts-47

                Insert 7: Warehouse, Mini-Warehouse and Self-Storage Facilities


distributions, with disproportionately low, nominal or no principal distributions; (iv) provide for distributions of accrued interest thereon commencing only following the occurrence of certain events, such as the retirement of one or more other classes of Certificates of such series; and/or
(v) provide for payments of principal sequentially, based on specified payment schedules or other methodologies, to the extent of available funds. See "Description of the Certificates."

                  If so specified in the related Prospectus Supplement, the Trust Fund for a series of Certificates may include letters of credit, insurance policies, guarantees, reserve funds or other types of credit support described in this Prospectus, or any combination thereof (with respect to any series, collectively, "Credit Support"), and interest rate exchange agreements, interest rate cap or floor agreements or currency exchange agreements described in this Prospectus, or any combination thereof (with respect to any series, collectively, "Cash Flow Agreements"). See "Description of the Trust Funds", "Description of the Certificates" and "Description of Credit Support."

                  PROSPECTIVE INVESTORS SHOULD REVIEW THE INFORMATION APPEARING UNDER THE CAPTION "SPECIAL CONSIDERATIONS" ON PAGE 20 OF THIS PROSPECTUS
HEREIN AND IN THE RELATED PROSPECTUS SUPPLEMENT BEFORE PURCHASING ANY OFFERED CERTIFICATES.

                  If so provided in the related Prospectus Supplement, an election may be made to treat the related Trust Fund or one or more designated portions thereof as one or more "real estate mortgage investment conduits" or "financial asset securitization investment trusts" for federal income tax purposes. See "Certain Federal Income Tax Consequences" herein.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                  The Depositor does not intend to list any of the Offered Certificates on any securities exchange and has not made any other arrangement for secondary trading of the Certificates. Prior to issuance there will have been no market for the Certificates of any series and there can be no assurance that a secondary market for any Offered Certificates will develop or that, if such a market does develop, that it will continue.

                  It will be a condition to the issuance of the Certificates of each series that the Offered Certificates of such series be rated in one of the four highest rating categories by one or more nationally recognized statistical rating organizations.

                  Offers of the Offered Certificates may be made through one or more different methods, as more fully described under "Plan of Distribution" herein and in the related Prospectus Supplement. All Offered Certificates will be distributed by, or sold by underwriters managed by:

                            PAINEWEBBER INCORPORATED

THIS PROSPECTUS MAY NOT BE USED TO CONSUMMATE SALES OF CERTIFICATES OFFERED HEREBY UNLESS ACCOMPANIED BY A PROSPECTUS SUPPLEMENT.

               THE DATE OF THIS PROSPECTUS IS _________ ___, ____

                                   Inserts-48

                Insert 7: Warehouse, Mini-Warehouse and Self-Storage Facilities



                  [The following is to be inserted in the Prospectus immediately following "Special Considerations--Risks Associated with Certain Mortgage Loan and Mortgaged Properties--Effect of Mortgage Defaults":]

RISKS PARTICULAR TO WAREHOUSE, MINI-WAREHOUSE AND SELF-STORAGE FACILITIES

                  ______ of the Mortgage Loans, which represent _____% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date, are secured by Mortgages on fee and/or leasehold interests in [warehouse, mini-warehouse and self-storage facilities. Mortgage Loans that are secured by liens on such types of properties are exposed to certain unique risks. See "Special Considerations--Risks Associated With Certain Mortgage Loans and Mortgaged Properties-Risks Particular to Warehouse, Mini-Warehouse and Self-Storage Facilities" in the Prospectus.



                                   Inserts-49

                Insert 7: Warehouse, Mini-Warehouse and Self-Storage Facilities

                  [The following is to be inserted in the Prospectus immediately following "Description of the Trust Funds--Mortgage
Assets--Mortgage Loans":]

                  Mortgage Loans Secured by Warehouse, Mini-Warehouse and Self-Storage Facilities. Because of relatively low acquisition costs and break-even occupancy rates, warehouse, mini-warehouse and self-storage properties ("Storage Properties") are considered vulnerable to competition. Despite their relatively low acquisition costs, and because of their particular building characteristics, Storage Properties would require substantial capital investments in order to adapt them to alternative uses. Limited adaptability to other uses may substantially reduce the liquidation value of a Storage Property. In addition to competition, factors that affect the success of a Storage Property include the location and visibility of the facility, its proximity to apartment complexes or commercial users, trends of apartment tenants in the area moving to single-family homes, services provided (such as security and accessibility), age of improvements, the appearance of the improvements and the quality of management.

                                   Inserts-50

                Insert 7: Warehouse, Mini-Warehouse and Self-Storage Facilities


                  [The following is to be inserted in the Version 1 Prospectus Supplement immediately following "Special Considerations--Risks Associated with Certain of the Mortgage Loans and Mortgaged Properties--Effect of Mortgage Defaults":]

                  Risks Particular to Warehouse, Mini-Warehouse and Self-Storage Facilities. _____ of the Mortgage Loans, which represent _____ % of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date, are secured by Mortgages on fee and/or leasehold interests in warehouse, mini-warehouse and self-storage properties. Mortgage Loans that are secured by liens on such types of properties are exposed to certain unique risks. See "Special Considerations--Risks Associated With Certain Mortgage Loans and Mortgaged Properties-Risks Particular to Industrial Properties" in the Prospectus.

                                   Inserts-51

                Insert 7: Warehouse, Mini-Warehouse and Self-Storage Facilities


                  [The following is to be inserted in the Version 2 Prospectus Supplement immediately following "Special Considerations--Effect of Defaults by Mortgagors on Underlying Mortgage Loans":]

                  Risks Particular to Warehouse, Mini-Warehouse and Self-Storage Facilities. _____ of the MBS Securities evidence ownership of trust funds as to which _____ % of the aggregate principal balance of the Underlying Mortgage Loans as of the Cut-off Date are secured by Mortgages on fee and/or leasehold interests in warehouse, mini-warehouse and self-storage properties. Mortgage Loans that are secured by liens on such types of properties are exposed to certain unique risks. See "Special Considerations--Risks Associated With Certain Mortgage Loans and Mortgaged Properties-Risks Particular to Industrial Properties" in the Prospectus.properties. Mortgage Loans that are secured by liens on such types of properties are exposed to certain unique risks. See "Special Considerations--Risks Associated With Certain Mortgage Loans and Mortgaged Properties-Risks Particular to Industrial Properties" in the Prospectus.

                                   Inserts-52

                     Insert 8: Mobile Home Parks and Recreational Vehicle Parks



                  [The following is to be inserted, as indicated by starred brackets ([** // **]) on the next page, on the cover of the Prospectus.]

                  Mobile home parks and recreational vehicle parks will represent security for a material concentration of the Mortgage Loans (and the mortgage loans underlying the MBS Securities included in a particular Trust
Fund) constituting the Trust Fund for any Series, based on principal balance at the time such Series is issued.

                                   Inserts-53

                     Insert 8: Mobile Home Parks and Recreational Vehicle Parks



                SUBJECT TO COMPLETION, DATED SEPTEMBER __, 1998

PROSPECTUS

                       MORTGAGE PASS-THROUGH CERTIFICATES
                              (ISSUABLE IN SERIES)

                 PAINEWEBBER MORTGAGE ACCEPTANCE CORPORATION V
                                   DEPOSITOR

                  The mortgage pass-through certificates offered hereby and by Supplements to this Prospectus (the "Offered Certificates") will be offered from time to time in series. The Offered Certificates of any series, together with any other mortgage pass-through certificates of such series, are collectively referred to herein as the "Certificates."

                  Each series of Certificates will represent in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund") to be established by the Depositor. The Certificates of each series may be divided into two or more classes (each, a "Class"), each of which will evidence beneficial ownership of a specified percentage or portion of future interest payments, a specified percentage or portion of future principal payments on the assets in the related Trust Fund or both as described herein and in the related Prospectus Supplement. In addition, the rights of holders of certain Classes of Certificates to receive distributions of principal and interest may be subordinated to those of other Classes to the extent described in the related Prospectus Supplement. Each Trust Fund shall consist primarily of a segregated pool of multifamily or commercial mortgage loans or participation interests therein, together with installment sales contracts (collectively the "Mortgage Loans") and/or agency or non-agency mortgage pass-through certificates or other mortgage-backed securities evidencing interests in or secured by Mortgage Loans (the "MBS Securities") that evidence interests in, or that are secured by pledges of, one or more of the following types of real property (each, a "Mortgaged Property"): (i) residential properties consisting of five or more rental or cooperatively-owned dwelling units (or shares allocable to a number of such units and proprietary leases appurtenant thereto) ("Multifamily Properties"), (ii) mobile home parks and (iii) commercial properties consisting of (a) office buildings, retail facilities related to the sale of goods and products and facilities related to providing entertainment, recreation or personal services, hotels and motels, casinos, health care-related facilities, recreational vehicle parks, warehouse facilities, mini-warehouse facilities, self-storage facilities, industrial facilities, parking lots, auto parks, golf courses, arenas and restaurants (or cooperatively owned units therein), (b) mixed use properties (that is, any combination of the foregoing) and (c) unimproved land ("Commercial Properties"). [** Mobile home parks and recreational vehicle parks will represent security for a material concentration of the Mortgage Loans (and the mortgage loans underlying the MBS Securities included in a particular Trust Fund) constituting the Trust Fund for any Series, based on principal balance at the time such Series is issued.**].

                  The Certificates will not represent an obligation of or an interest in the Depositor, any Master Servicer or Special Servicer or any of their respective affiliates, except to the limited extent described herein and in the related Prospectus Supplement. Neither the Certificates nor any assets in the related Trust Fund will be guaranteed or insured by any governmental agency or instrumentality or by any other person, unless otherwise provided in the related Prospectus Supplement.

                  As described in the related Prospectus Supplement, the Certificates of each Series, including the Offered Certificates, will consist of one or more classes of Certificates that may (i) be senior or subordinate to one or more other classes of Certificates in respect of certain distributions on the Certificates; (ii) be entitled to principal distributions, with disproportionately low, nominal or no interest distributions; (iii) be entitled to interest

                                   Inserts-54

                     Insert 8: Mobile Home Parks and Recreational Vehicle Parks



distributions, with disproportionately low, nominal or no principal distributions; (iv) provide for distributions of accrued interest thereon commencing only following the occurrence of certain events, such as the retirement of one or more other classes of Certificates of such series; and/or
(v) provide for payments of principal sequentially, based on specified payment schedules or other methodologies, to the extent of available funds. See "Description of the Certificates."

                  If so specified in the related Prospectus Supplement, the Trust Fund for a series of Certificates may include letters of credit, insurance policies, guarantees, reserve funds or other types of credit support described in this Prospectus, or any combination thereof (with respect to any series, collectively, "Credit Support"), and interest rate exchange agreements, interest rate cap or floor agreements or currency exchange agreements described in this Prospectus, or any combination thereof (with respect to any series, collectively, "Cash Flow Agreements"). See "Description of the Trust Funds", "Description of the Certificates" and "Description of Credit Support."

                  PROSPECTIVE INVESTORS SHOULD REVIEW THE INFORMATION APPEARING UNDER THE CAPTION "SPECIAL CONSIDERATIONS" ON PAGE 20 OF THIS PROSPECTUS
HEREIN AND IN THE RELATED PROSPECTUS SUPPLEMENT BEFORE PURCHASING ANY OFFERED CERTIFICATES.

                  If so provided in the related Prospectus Supplement, an election may be made to treat the related Trust Fund or one or more designated portions thereof as one or more "real estate mortgage investment conduits" or "financial asset securitization investment trusts" for federal income tax purposes. See "Certain Federal Income Tax Consequences" herein.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                  The Depositor does not intend to list any of the Offered Certificates on any securities exchange and has not made any other arrangement for secondary trading of the Certificates. Prior to issuance there will have been no market for the Certificates of any series and there can be no assurance that a secondary market for any Offered Certificates will develop or that, if such a market does develop, that it will continue.

                  It will be a condition to the issuance of the Certificates of each series that the Offered Certificates of such series be rated in one of the four highest rating categories by one or more nationally recognized statistical rating organizations.

                  Offers of the Offered Certificates may be made through one or more different methods, as more fully described under "Plan of Distribution" herein and in the related Prospectus Supplement. All Offered Certificates will be distributed by, or sold by underwriters managed by:

                            PAINEWEBBER INCORPORATED

THIS PROSPECTUS MAY NOT BE USED TO CONSUMMATE SALES OF CERTIFICATES OFFERED HEREBY UNLESS ACCOMPANIED BY A PROSPECTUS SUPPLEMENT.

               THE DATE OF THIS PROSPECTUS IS _________ ___, ____

                                   Inserts-55

                     Insert 8: Mobile Home Parks and Recreational Vehicle Parks



                  [The following is to be inserted in the Prospectus immediately following "Special Considerations--Risks Associated with Certain Mortgage Loans and Mortgaged Properties":]

RISKS PARTICULAR TO MOBILE HOME PARKS AND RECREATIONAL VEHICLE PARKS.

                  The successful operation of a Mortgaged Property operated as a mobile home park or recreational vehicle park will generally depend upon the number of competing parks in the local market, as well as upon other factors such as its age, appearance, reputation, management and the types of facilities and services it provides.

Mobile home parks also compete against alternative forms of residential housing, including multifamily rental properties, cooperatively-owned apartment buildings, condominium complexes and single-family residential developments. Recreational vehicle parks also compete against alternative forms of recreation and short-term lodging (for example, staying at a hotel at the beach).

                  Mobile home parks and recreational vehicle parks are "special purpose" properties that cannot be readily converted to general residential, retail or office use. Thus, if the operation of a mobile home park or recreational vehicle park becomes unprofitable due to competition, age of the improvements or other factors such that the borrower becomes unable to meet its obligations on the related Mortgage Loan, the liquidation value of the park may be substantially less, relative to the amount owing on such Mortgage Loan, than would be the case if the park were readily adaptable to other uses.

                                   Inserts-56

                     Insert 8: Mobile Home Parks and Recreational Vehicle Parks



                  [The following is to be inserted in the Prospectus immediately following "Description of the Trust Funds--Mortgage
Assets--Mortgage Loans":]

                  Mortgage Loans Secured by Mobile Home Parks and Recreational Vehicle Parks. Mobile home parks consist of land that is divided into "spaces" or "homesites" that are primarily leased to mobile home owners. Accordingly, the related Mortgage Loans will be secured by mortgage liens on the real estate (or a leasehold interest therein) upon which the mobile homes are situated, but not the mobile homes themselves. The mobile home owner often invests in site-specific improvements such as carports, steps, fencing, skirts around the base of the mobile home, and landscaping. The park owner typically provides private roads within the park, common facilities and, in many cases, utilities. Park amenities may include driveways, visitor parking, recreational vehicle and pleasure boat storage, laundry facilities, community rooms, swimming pools, tennis courts, security systems and healthclubs. Due to relocation costs and, in some cases, demand for mobile home spaces, the value of a mobile home in place in a park is generally higher, and can be significantly higher, than the value of the same unit not placed in a park. As a result, a well-operated mobile home park that has achieved stabilized occupancy is typically able to maintain occupancy at or near that level. For the same reason, a lender that provided financing for the mobile home of a tenant who defaulted in his or her space rent generally has an incentive to keep rental payments current until the mobile home can be resold in place, rather than to allow the unit to be removed from the park.

                  Recreational vehicle parks lease spaces primarily or exclusively for motor homes, travel trailers and portable truck campers primarily designed for recreational, camping or travel use. In general, parks that lease recreational vehicle spaces can be viewed as having a less stable tenant population than parks occupied predominantly by mobile homes. However, it is not unusual for the owner of a recreational vehicle to leave the vehicle at the park on a year-round basis or to use the vehicle as low cost housing and reside in the park indefinitely.

                  Mortgage Loans secured by liens on mobile home parks and recreational vehicle parks are affected by factors not associated with loans secured by liens on other types of income-producing real estate. The successful operation of such types of properties will generally depend upon the number of competing parks, as well as upon other factors such as its age, appearance, reputation, the ability of management to provide adequate maintenance and insurance, and the types of facilities and services it provides. Mobile home parks also compete against alternative forms of residential housing, including multifamily rental properties, cooperatively-owned apartment buildings, condominium complexes and single-family residential developments. Recreational vehicle parks also compete against alternative forms of recreation and short-term lodging (for example, staying at a hotel at the beach). Mobile home parks and recreational vehicle parks are "special purpose" properties that cannot be readily converted to general residential, retail or office use. Thus, if the operation of a mobile home park or recreational vehicle park becomes unprofitable due to competition, age of the improvements or other factors such that the borrower becomes unable to meet its obligations on the related Mortgage Loan, the liquidation value of the park may be substantially less, relative to the amount owing on the Mortgage Loan, than would be the case if the park were readily adaptable to other uses.

                  Certain states regulate the relationship of a mobile home park owner and its tenants. Commonly, these laws require a written lease, good cause for eviction, disclosure of fees, and notification to residents of changed land use, while prohibiting unreasonable rules, retaliatory evictions, and restrictions on a resident's choice of unit vendors. Mobile home park owners have been the subject of suits under state "Unfair and Deceptive Practices Acts" and other general consumer protection statutes for coercive, abusive or unconscionable leasing and sales practices. A few states offer more significant protection. For example, there are provisions that limit the basis on which a landlord may terminate a mobile home owner's tenancy or increase its rent or prohibit a landlord from terminating a tenancy solely by reason of the sale of the owner's mobile home. Certain states also regulate changes

                                   Inserts-57

                     Insert 8: Mobile Home Parks and Recreational Vehicle Parks



in mobile home park use and require that the landlord give written notice to its tenants a substantial period of time prior to the projected change.

                  In addition to state regulation of the landlord-tenant relationship, numerous counties and municipalities impose rent control on mobile home parks. These ordinances may limit rent increases to fixed percentages, to percentages of increases in the consumer price index, to increases set or approved by a governmental agency, or to increases determined through mediation or binding arbitration. In many cases, the rent control laws do not provide for decontrol of rental rates upon vacancy of individual units or permit such decontrol only in the relatively rare event that the mobile home is removed from the homesite. Any limitations on a borrower's ability to raise property rents may impair such borrower's ability to repay its Mortgage Loan from its net operating income or the proceeds of a sale or refinancing of the related Mortgaged Property.

                                   Inserts-58

                     Insert 8: Mobile Home Parks and Recreational Vehicle Parks



                  [The following is to be inserted in the Version 1 Prospectus Supplement immediately following "Special Considerations--Risks Associated with Certain of the Mortgage Loans and Mortgaged Properties--Effect of Mortgage Defaults":]

                  Risks Particular to Mobile Home Parks and Recreational Vehicle Parks. ______ of the Mortgage Loans, which represent _____ % of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date, are secured by Mortgages on fee and/or leasehold interests in mobile home parks and recreational vehicle parks. Mortgage Loans that are secured by liens on such types of properties are exposed to certain unique risks. See "Special Considerations--Risks Associated With Certain Mortgage Loans and Mortgaged Properties-Risks Particular to Mobile Home Parks and Recreational Vehicle Parks" in the Prospectus.

                                   Inserts-59

                     Insert 8: Mobile Home Parks and Recreational Vehicle Parks



                  [The following is to be inserted in the Version 2 Prospectus Supplement immediately following "Special Considerations--Effect of Defaults by Mortgagors on Underlying Mortgage Loans":]

                  Risks Particular to Mobile Home Parks and Recreational Vehicle Parks. _____ of the MBS Securities evidence ownership of trust funds as to which _____ % of the aggregate principal balance of the Underlying Mortgage Loans as of the Cut-off Date are secured by Mortgages on fee and/or leasehold interests in mobile home parks and recreational vehicle parks. Mortgage Loans that are secured by liens on such types of properties are exposed to certain unique risks. See "Special Considerations--Risks Associated With Certain Mortgage Loans and Mortgaged Properties-Risks Particular to Mobile Home Parks and Recreational Vehicle Parks" in the Prospectus.

                                   Inserts-60

                                                    Insert 9: Casino Properties



                  [The following is to be inserted, as indicated by starred brackets ([** // **]) on the next page, on the cover of the Prospectus.]

                  Casino properties will represent security for a material concentration of the Mortgage Loans (and the mortgage loans underlying the MBS Securities included in a particular Trust Fund) constituting the Trust Fund for any Series, based on principal balance at the time such Series is issued.

                                   Inserts-61

                                                    Insert 9: Casino Properties



                SUBJECT TO COMPLETION, DATED SEPTEMBER __, 1998

PROSPECTUS

                       MORTGAGE PASS-THROUGH CERTIFICATES
                              (ISSUABLE IN SERIES)

                 PAINEWEBBER MORTGAGE ACCEPTANCE CORPORATION V
                                   DEPOSITOR

                  The mortgage pass-through certificates offered hereby and by Supplements to this Prospectus (the "Offered Certificates") will be offered from time to time in series. The Offered Certificates of any series, together with any other mortgage pass-through certificates of such series, are collectively referred to herein as the "Certificates."

                  Each series of Certificates will represent in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund") to be established by the Depositor. The Certificates of each series may be divided into two or more classes (each, a "Class"), each of which will evidence beneficial ownership of a specified percentage or portion of future interest payments, a specified percentage or portion of future principal payments on the assets in the related Trust Fund or both as described herein and in the related Prospectus Supplement. In addition, the rights of holders of certain Classes of Certificates to receive distributions of principal and interest may be subordinated to those of other Classes to the extent described in the related Prospectus Supplement. Each Trust Fund shall consist primarily of a segregated pool of multifamily or commercial mortgage loans or participation interests therein, together with installment sales contracts (collectively the "Mortgage Loans") and/or agency or non-agency mortgage pass-through certificates or other mortgage-backed securities evidencing interests in or secured by Mortgage Loans (the "MBS Securities") that evidence interests in, or that are secured by pledges of, one or more of the following types of real property (each, a "Mortgaged Property"): (i) residential properties consisting of five or more rental or cooperatively-owned dwelling units (or shares allocable to a number of such units and proprietary leases appurtenant thereto) ("Multifamily Properties"), (ii) mobile home parks and (iii) commercial properties consisting of (a) office buildings, retail facilities related to the sale of goods and products and facilities related to providing entertainment, recreation or personal services, hotels and motels, casinos, health care-related facilities, recreational vehicle parks, warehouse facilities, mini-warehouse facilities, self-storage facilities, industrial facilities, parking lots, auto parks, golf courses, arenas and restaurants (or cooperatively owned units therein), (b) mixed use properties (that is, any combination of the foregoing) and (c) unimproved land ("Commercial Properties"). [** Casino properties will represent security for a material concentration of the Mortgage Loans (and the mortgage loans underlying the MBS Securities included in a particular Trust Fund) constituting the Trust Fund for any Series, based on principal balance at the time such Series is issued.**].

                  The Certificates will not represent an obligation of or an interest in the Depositor, any Master Servicer or Special Servicer or any of their respective affiliates, except to the limited extent described herein and in the related Prospectus Supplement. Neither the Certificates nor any assets in the related Trust Fund will be guaranteed or insured by any governmental agency or instrumentality or by any other person, unless otherwise provided in the related Prospectus Supplement.

                  As described in the related Prospectus Supplement, the Certificates of each Series, including the Offered Certificates, will consist of one or more classes of Certificates that may (i) be senior or subordinate to one or more other classes of Certificates in respect of certain distributions on the Certificates; (ii) be entitled to principal distributions, with disproportionately low, nominal or no interest distributions; (iii) be entitled to interest distributions, with disproportionately low, nominal or no principal distributions; (iv) provide for distributions of

                                   Inserts-62

                                                    Insert 9: Casino Properties



accrued interest thereon commencing only following the occurrence of certain events, such as the retirement of one or more other classes of Certificates of such series; and/or (v) provide for payments of principal sequentially, based on specified payment schedules or other methodologies, to the extent of available funds. See "Description of the Certificates."

                  If so specified in the related Prospectus Supplement, the Trust Fund for a series of Certificates may include letters of credit, insurance policies, guarantees, reserve funds or other types of credit support described in this Prospectus, or any combination thereof (with respect to any series, collectively, "Credit Support"), and interest rate exchange agreements, interest rate cap or floor agreements or currency exchange agreements described in this Prospectus, or any combination thereof (with respect to any series, collectively, "Cash Flow Agreements"). See "Description of the Trust Funds", "Description of the Certificates" and "Description of Credit Support."

                  PROSPECTIVE INVESTORS SHOULD REVIEW THE INFORMATION APPEARING UNDER THE CAPTION "SPECIAL CONSIDERATIONS" ON PAGE 20 OF THIS PROSPECTUS
HEREIN AND IN THE RELATED PROSPECTUS SUPPLEMENT BEFORE PURCHASING ANY OFFERED CERTIFICATES.

                  If so provided in the related Prospectus Supplement, an election may be made to treat the related Trust Fund or one or more designated portions thereof as one or more "real estate mortgage investment conduits" or "financial asset securitization investment trusts" for federal income tax purposes. See "Certain Federal Income Tax Consequences" herein.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                  The Depositor does not intend to list any of the Offered Certificates on any securities exchange and has not made any other arrangement for secondary trading of the Certificates. Prior to issuance there will have been no market for the Certificates of any series and there can be no assurance that a secondary market for any Offered Certificates will develop or that, if such a market does develop, that it will continue.

                  It will be a condition to the issuance of the Certificates of each series that the Offered Certificates of such series be rated in one of the four highest rating categories by one or more nationally recognized statistical rating organizations.

                  Offers of the Offered Certificates may be made through one or more different methods, as more fully described under "Plan of Distribution" herein and in the related Prospectus Supplement. All Offered Certificates will be distributed by, or sold by underwriters managed by:

                            PAINEWEBBER INCORPORATED

THIS PROSPECTUS MAY NOT BE USED TO CONSUMMATE SALES OF CERTIFICATES OFFERED HEREBY UNLESS ACCOMPANIED BY A PROSPECTUS SUPPLEMENT.

               THE DATE OF THIS PROSPECTUS IS _________ ___, ____

                                   Inserts-63

                                                    Insert 9: Casino Properties



                  [The following is to be inserted in the Prospectus immediately following "Special Considerations--Risks Associated with Certain Mortgage Loans and Mortgaged Properties":]

RISKS PARTICULAR TO CASINO PROPERTIES.

                  The income generated by a casino is subject to several factors such as local, regional and national economic conditions. Casinos are dependent on the willingness of patrons to gamble and, accordingly, the availability of disposable income for such purposes. Additional risks include, among others, a high level of continuing capital expenditure to maintain attractive facilities, competition from other casinos, increases in operating costs (which may not be able to be passed through to patrons) and, depending on the geographic location, a dependency on tourism. Competition among major casinos may involve attracting patrons by providing alternate forms of entertainment (e.g., performers and sporting events), which may materially increase operating expenses, and low-priced or free food and lodging. In addition, to avoid criminal influence, the ownership and operation of casino properties is often subject to local or state governmental regulation. A government agency or authority may have jurisdiction over or influence with respect to the foreclosure of a casino property and/or the bankruptcy of its owner or operator. In some jurisdictions, it may be necessary to receive governmental approval before foreclosing, thereby resulting in substantial delays. Gaming licenses are not transferable (including in connection with a foreclosure), and there can be no assurance that the Trustee or other purchaser in foreclosure or otherwise will be able to obtain the requisite approvals to operate the subject property as a casino. The loss of a gaming license could have a material adverse effect on the value of a casino property. In addition, any given state or municipality that currently allows legalized gambling could pass legislation prohibiting it.

                                   Inserts-64

                                                    Insert 9: Casino Properties



                  [The following is to be inserted in the Prospectus immediately following "Description of the Trust Funds--Mortgage
Assets--Mortgage Loans":]

                  Mortgage Loans Secured by Casino Properties. Various factors, including location and appearance, affect the economic performance of a casino. Adverse economic conditions, either local, regional or national, may limit the amount of disposable income that potential patrons may have for gambling. The construction of competing casinos can also have an adverse affect on the performance of a casino property. To meet competition, continuing expenditures must be made for modernizing, refurbishing and maintaining existing facilities. In addition, competition among major casinos may involve attracting patrons by providing alternate forms of entertainment (e.g., performers and sporting events), which may materially increase operating expenses, and low-priced or free food and lodging. Because of the nature of the business, casinos tend to respond more quickly to adverse economic conditions and competition then do certain other commercial properties. Depending on the geographic location of a casino property, it may be heavily dependent on tourism for its clientele. In addition, to avoid criminal influence, the ownership and operation of casino properties is often subject to local or state governmental regulation. For public policy reasons, applicable government agencies are given substantial powers in this regard. A government agency or authority may also have jurisdiction over or influence with respect to the foreclosure of a casino property and/or the bankruptcy of its owner or operator. In some jurisdictions, it may be necessary to receive governmental approval before foreclosing, thereby resulting in substantial delays. Gaming licenses are not transferable (including in connection with foreclosure), and there can be no assurance that the Trustee, Special Servicer or other purchaser in foreclosure or otherwise will be able to obtain the requisite approvals to operate the subject property as a casino. The loss of a gaming license could have a material adverse affect on the value of a casino property. Further, any given state or municipality that currently allows legalized gambling could pass legislation banning it. Depending upon what alternative use may be made of a casino property, such legislation could have a material adverse affect on the value of such property.

                                   Inserts-65

                                                    Insert 9: Casino Properties


                  [The following is to be inserted in the Version 1 Prospectus Supplement immediately following "Special Considerations--Risks Associated with Certain of the Mortgage Loans and Mortgaged Properties--Effect of Mortgage Defaults":]

                  Risks Particular to Casino Properties. ____ of the Mortgage Loans, which represent _____% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date, are secured by Mortgages on fee and/or leasehold interests in casinos. Mortgage Loans that are secured by liens on such types of properties are exposed to certain unique risks. See "Special Considerations--Risks Associated With Certain Mortgage Loans and Mortgaged Properties-Risks Particular to Casino Properties" in the Prospectus.

                                   Inserts-66

                                                    Insert 9: Casino Properties


                  [The following is to be inserted in the Version 2 Prospectus Supplement immediately following "Special Considerations--Effect of Defaults by Mortgagors on Underlying Mortgage Loans":]

                  Risks Particular to Casino Properties. _____ of the MBS Securities evidence ownership of trust funds as to which _____ % of the aggregate principal balance of the Underlying Mortgage Loans as of the Cut-off Date are secured by Mortgages on fee and/or leasehold interests in casinos. Mortgage Loans that are secured by liens on such types of properties are exposed to certain unique risks. See "Special Considerations--Risks Associated With Certain Mortgage Loans and Mortgaged Properties-Risks Particular to Casino Properties" in the Prospectus.

                                   Inserts-67

Information contained herein is subject to completion or amendment. A registration statement relating to these securities has been filed with the Securities and Exchange Commission. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This prospectus shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any State in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such State.



                SUBJECT TO COMPLETION, DATED SEPTEMBER __, 1998

PROSPECTUS SUPPLEMENT                                               [VERSION 1]
(TO PROSPECTUS DATED _________, 199_)

                           $__________ (APPROXIMATE)
                 PAINEWEBBER MORTGAGE ACCEPTANCE CORPORATION V
                                   DEPOSITOR

                               [MASTER SERVICER]
                                MASTER SERVICER

              MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 199__-__
                       $____________ CLASS A CERTIFICATES

         The Series 199__ -__ Mortgage Pass-Through Certificates (the "Certificates") will represent beneficial ownership interests in a trust fund (the "Trust Fund") to be created by PaineWebber Mortgage Acceptance Corporation V (the "Depositor"). The Trust Fund will consist primarily of a pool (the "Mortgage Pool") of adjustable-rate mortgage loans, with terms to maturity of not more than __ years (the "Mortgage Loans"), secured by first liens on [multifamily] [commercial] properties. The Mortgage Loans were originated or acquired by __________ (the "Mortgage Asset Seller" and will be sold to the Depositor on or prior to the date of initial issuance of the Certificates.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS SUPPLEMENT OR THE PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

[THE ATTORNEY GENERAL OF THE STATE OF NEW YORK HAS NOT PASSED ON OR ENDORSED THE MERITS OF THIS OFFERING. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.]

                                                            Class Certificate Balance        Pass-Through Rate
                                                            or Notional Amount

[Class A -]..............................................   $                                             %(1)
[Class IO]...............................................   [(6)]                                       [(2)]
[Class PO]...............................................                                               [(3)]
[Class Floater]..........................................                                               [(4)]
[Class Inverse Floater]..................................                                               [(5)]


(1)      Approximate, subject to adjustment as described herein.

[(2) The Class IO Certificates are interest only certificates, have no principal balance and will bear interest on the Class IO Notional Amount (initially $__________) as described herein under "Description of the Certificates--General" and "--Distributions--Calculations of Interests".

[(3) The Class PO Certificates are principal only certificates and will not be entitled to distributions with respect to interest.)]

[(4) During the Initial Floating Index Interest Accrual Period, interest will accrue on the Class Floater Certificates at a rate of ___ % per annum. During each Floating Index Interest Accrual Period thereafter, interest will accrue on the Class Floater Certificates at a per annum rate equal to the lesser of ________________. See "Description of the Certificates--General" and "--Distributions--Calculations of Interest" herein.]

[(5) During the Initial Floating Index Interest Accrual Period, interest will accrue on the Class Inverse Floater Certificates at a rate of approximately ___% per annum. During each Floating Index Interest Accrual Period thereafter, interest will accrue on the Class Inverse Floater Certificates at a per annum rate determined as described herein, subject to a minimum rate of ___% and a maximum rate of ___%. See "Description of the Certificates--General" and "--Distributions--Calculations of Interest" herein.]

[(6)     Notional Amount.]

                  --------------------------------------------



THE CLASS A CERTIFICATES OFFERED BY THIS PROSPECTUS SUPPLEMENT CONSTITUTE PART OF A SEPARATE SERIES OF CERTIFICATES BEING OFFERED BY THE DEPOSITOR PURSUANT TO ITS PROSPECTUS DATED __________ __, 199_, OF WHICH THIS PROSPECTUS SUPPLEMENT IS A PART AND WHICH ACCOMPANIES THIS PROSPECTUS SUPPLEMENT. THE PROSPECTUS CONTAINS IMPORTANT INFORMATION REGARDING THIS OFFERING WHICH IS NOT CONTAINED HEREIN, AND PROSPECTIVE INVESTORS ARE URGED TO READ THE PROSPECTUS AND THIS PROSPECTUS SUPPLEMENT IN FULL. SALES OF THE CLASS A CERTIFICATES MAY NOT BE CONSUMMATED UNLESS THE PURCHASER HAS RECEIVED BOTH THIS PROSPECTUS SUPPLEMENT AND THE PROSPECTUS.

UNTIL __________, 199_, ALL DEALERS EFFECTING TRANSACTIONS IN THE CLASS A CERTIFICATES, WHETHER OR NOT PARTICIPATING IN THIS DISTRIBUTION, MAY BE REQUIRED TO DELIVER A PROSPECTUS SUPPLEMENT AND THE PROSPECTUS TO WHICH IT RELATES. THIS DELIVERY REQUIREMENT IS IN ADDITION TO THE OBLIGATION OF DEALERS TO DELIVER A PROSPECTUS SUPPLEMENT AND PROSPECTUS WHEN ACTING AS UNDERWRITERS AND WITH RESPECT TO THEIR UNSOLD ALLOTMENTS OR SUBSCRIPTIONS.

                  --------------------------------------------



                            PAINEWEBBER INCORPORATED

                                     , 199_

(Continued from Cover Page)

                  The Certificates will consist of four classes of Certificates, designated as the Class A Certificates, Class B Certificates, Class C Certificates and Class R Certificates (the Class B, Class C and Class R Certificates, collectively, the "Subordinate Certificates"). [The Class A Certificates will consist of [ ] subclasses (each a "Subclass") designated as the (Class IO Certificates, the Class PO Certificates, the Class Floater Certificates, the Class Inverse Floater Certificates and the Class A-Certificates)]. The Class A Certificates will evidence approximately an initial ___% undivided interest in the Trust Fund and the Subordinate Certificates, in the aggregate, will evidence approximately an initial ___% undivided interest in the Trust Fund. Only the Class A Certificates are being offered hereby.

                  [As more fully described herein, each Mortgage Loan provides for periodic adjustments (which may occur monthly, quarterly, semi-annually or annually) of the mortgage interest rate (the "Mortgage Rate") thereon and the monthly payment due thereon, in each case subject to the limitations described herein. Accordingly, there may be a significant increase in the Mortgage Rate and the amount of the scheduled monthly payment due after such increase, which may increase the likelihood of default on and prepayment of such Mortgage Loan. In most cases, the Mortgage Loans (and consequently the Class A Certificates) may be subject to accelerated, reduced or negative amortization because (1) the Mortgage Rate on a Mortgage Loan will be subject to adjustment monthly, while the monthly payment due thereon will be subject to adjustment annually, in each case subject to the limitations described herein, and (2) the application of payment caps limits adjustments to the monthly payments on certain Mortgage Loans. Certain of the Mortgage Loans continue to be in an initial fixed interest rate period and have not experienced the first adjustment to their respective Mortgage Rates.] The characteristics of the Mortgage Loans are more fully described herein under "Description of the Mortgage Pool".

                  Distributions on the Class A Certificates will be made, to the extent of available funds, on the ___th day of each month or, if any such day is not a business day, on the next succeeding business day, beginning in __________ __, 199__ (each, a "Distribution Date"). As more fully described herein, distributions allocable to interest on the Class A Certificates on each Distribution Date will be based on the then-applicable variable pass-through rate (the "Pass-Through Rate") and the aggregate principal balance (the "Certificate Principal Balance") of such class outstanding immediately prior to such Distribution Date. The Pass-Through Rate applicable to the Class A Certificates from time to time will equal the weighted average of the Class A Remittance Rates (as defined herein) on the Mortgage Loans. The Pass-Through Rate for the Class A Certificates on the first Distribution Date will be ___% per annum and is expected to change thereafter because the weighted average of the Class A Remittance Rates is expected to change for succeeding Distribution Dates. [Each Subclass of the Class A Certificates (other than the Class PO Certificates) will bear interest at the Pass-Through Rate set forth for each Subclass on the cover hereof.] Distributions in respect of principal of the Class A Certificates will be made as described herein under "Description of the Certificates--Distributions--Priority and "--Calculations of Principal".

                  ____________________ will act as master servicer of the Mortgage Loans (the "Master Servicer"). The obligations of the Master Servicer with respect to the Certificates will be limited to its contractual servicing obligations and the obligation under certain circumstances to make Advances to the Certificateholders. If the Master Servicer fails to make any such Advance or otherwise fails to perform its servicing obligations, the Trustee will be obligated to assume such servicing obligations and to make such Advances to the extent described herein. See "Description of the Certificates--Advances" herein. The only obligation of the Depositor with respect to the Certificates will be to obtain from the Mortgage Asset Seller certain representations and warranties with respect to the Mortgage Loans and to assign to the Trustee the obligation of the Mortgage Asset Seller to repurchase or substitute for any Mortgage Loan as to which there exists an uncured material breach of any such representation or warranty.

         PROCEEDS OF THE ASSETS IN THE TRUST FUND ARE THE SOLE SOURCE OF PAYMENTS ON THE CLASS A CERTIFICATES. THE CLASS A CERTIFICATES DO NOT REPRESENT AN INTEREST IN OR OBLIGATION OF THE DEPOSITOR, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THE CLASS A CERTIFICATES NOR THE MORTGAGE LOANS ARE INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR INSTRUMENTALITY OR BY THE DEPOSITOR, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES.

                  --------------------------------------------


         It is a condition of the issuance of the Class A Certificates that they be rated [not lower than] "___" by _____________.

         An election will be made to treat the Trust Fund as a "real estate mortgage investment conduit" (a "REMIC") for federal income tax purposes. The Class A Certificates will constitute "regular interests" in the REMIC. See "Certain Federal Income Tax Consequences" herein and in the Prospectus.

         THE YIELD TO MATURITY OF THE CLASS A CERTIFICATES WILL BE SENSITIVE IN VARYING DEGREES TO THE RATE AND TIMING OF PRINCIPAL PAYMENTS (INCLUDING PREPAYMENTS) ON THE MORTGAGE LOANS, WHICH MAY BE PREPAID AT ANY TIME WITHOUT PENALTY. SEE "SPECIAL CONSIDERATIONS" HEREIN AND "SPECIAL CONSIDERATIONS--AVERAGE LIFE OF CERTIFICATES; PREPAYMENTS; YIELDS" AND "YIELD CONSIDERATIONS" IN THE PROSPECTUS. INVESTORS IN THE CLASS A CERTIFICATES SHOULD CONSIDER THE ASSOCIATED RISKS, INCLUDING, IN THE CASE OF CLASS A CERTIFICATES PURCHASED AT A DISCOUNT, [ESPECIALLY THE CLASS PO CERTIFICATES,] THE RISK THAT A SLOWER THAN ANTICIPATED RATE OF PAYMENTS IN RESPECT OF PRINCIPAL (INCLUDING PREPAYMENTS) ON THE MORTGAGE LOANS COULD RESULT IN AN ACTUAL YIELD THAT IS LOWER THAN ANTICIPATED, AND IN THE CASE OF CLASS A CERTIFICATES PURCHASED AT A PREMIUM, [PARTICULARLY THE CLASS [FLOATER] [IO] CERTIFICATES,] THAT A FASTER THAN ANTICIPATED RATE OF PAYMENTS IN RESPECT OF PRINCIPAL (INCLUDING PREPAYMENTS) ON THE MORTGAGE LOANS COULD RESULT IN AN ACTUAL YIELD THAT IS LOWER THAN ANTICIPATED. [INVESTORS IN THE CLASS [FLOATER] [IO] CERTIFICATES SHOULD ALSO CONSIDER THE RISK THAT A RAPID RATE OF PAYMENTS IN RESPECT OF PRINCIPAL (INCLUDING PREPAYMENTS) COULD RESULT IN THE FAILURE OF SUCH INVESTORS TO FULLY RECOVER THEIR INITIAL INVESTMENTS].

         [THE YIELD TO INVESTORS IN THE CLASS [FLOATER] [INVERSE FLOATER] CERTIFICATES WILL BE HIGHLY SENSITIVE TO [FLOATING INDEX]. RELATIVELY SMALL INCREASES IN [FLOATING INDEX] WILL HAVE A MATERIAL NEGATIVE EFFECT ON THE YIELD TO INVESTORS IN THE CLASS FLOATER CERTIFICATES AND HIGH LEVELS OF [FLOATING INDEX] WILL HAVE A MATERIAL NEGATIVE EFFECT ON THE YIELD TO INVESTORS IN THE CLASS INVERSE FLOATER CERTIFICATES.]

         There is currently no secondary market for the Class A Certificates. PaineWebber Incorporated (the "Underwriter"), through one or more of its affiliates, currently expects to make a secondary market in the Class A Certificates, but has no obligation to do so. There can be no assurance that such a market will develop or, if it does develop, that it will continue. See "Method of Distribution" herein.

         The Class A Certificates offered hereby will be purchased by the Underwriter from the Depositor and will be offered by the Underwriter from time to time to the public in negotiated transactions or otherwise at varying prices to be determined at the time of sale. Proceeds to the Depositor from the sale of the Class

A Certificates will be ___% of the initial aggregate principal balance thereof as of ________ 1, 199 (the "Cut-off Date") plus accrued interest from the Cut-off Date at a rate of ___% per annum, before deducting expenses payable by the Depositor.

         The Class A Certificates are offered by the Underwriter, subject to prior sale, when, as and if delivered to and accepted by the Underwriter and subject to approval of certain legal matters by counsel. It is expected that delivery of the Class A Certificates [(other than the Class ___ Certificates] will be made against payment therefor on or about __________, 199_, [at the offices of the Underwriter, 1285 Avenue of the Americas, New York, New York 10019] [in book-entry form through the facilities of The Depository Trust Company].

         [If and to the extent required by applicable law or regulation, this Prospectus Supplement and the Prospectus will also be used by the Underwriter after the completion of the offering in connection with offers and sales related to market-making transactions in the Class A Certificates in which the Underwriter acts as principal. The Underwriter may also act as agent in such transactions. Sales will be made at negotiated prices determined at the time of sale.]

                                                 TABLE OF CONTENTS

                                                                                                               Page
                                                                                                               ----


         SUMMARY OF PROSPECTUS SUPPLEMENTS......................................................................S-8

         SPECIAL CONSIDERATIONS................................................................................S-19

         DESCRIPTION OF THE MORTGAGE POOL......................................................................S-21
                  General......................................................................................S-21
                  The Index....................................................................................S-23
                  Certain Characteristics of the Mortgage Loans................................................S-23
                  Underwriting Standards.......................................................................S-40
                  Changes in the Mortgage Pool.................................................................S-40

         DESCRIPTION OF THE CERTIFICATES.......................................................................S-41
                  General......................................................................................S-41
                  Distributions................................................................................S-42
                  Subordination................................................................................S-45
                  Advances.....................................................................................S-45
                  [Registration at The Depository Trust Company................................................S-45
                  Definitive Certificates......................................................................S-47

         [PREPAYMENT AND YIELD CONSIDERATIONS..................................................................S-47
                  [Sensitivity of the Class IO/PO Certificates.................................................S-50
                  Sensitivity of the Class IO/PO Certificates to Prepayments...................................S-50
                  Weighted Average Life of the Certificates....................................................S-50

         POOLING AND SERVICING AGREEMENT.......................................................................S-52
                  General......................................................................................S-52
                  Assignment of the Mortgage Loans.............................................................S-53
                  The Trustee..................................................................................S-53
                  The Master Servicer..........................................................................S-53
                  Special Servicers............................................................................S-55
                  Certificate Account..........................................................................S-55
                  Servicing and other Compensation and Payment of Expenses.....................................S-56
                  Reports to Certificateholders................................................................S-56
                  Voting Rights................................................................................S-57
                  Termination..................................................................................S-57

         USE OF PROCEEDS.......................................................................................S-57

         CERTAIN FEDERAL INCOME TAX CONSEQUENCES...............................................................S-57

         ERISA CONSIDERATIONS..................................................................................S-58

         LEGAL INVESTMENT......................................................................................S-62




                                      S-6


         PLAN OF DISTRIBUTION..................................................................................S-62

         LEGAL MATTERS.........................................................................................S-63

         RATING................................................................................................S-63

                       SUMMARY OF PROSPECTUS SUPPLEMENTS

         The following summary is qualified in its entirety by reference to the detailed information appearing elsewhere in this Prospectus Supplement and in the accompanying Prospectus. Certain capitalized terms used but defined herein have the meanings assigned thereto in the Prospectus. An Index of Principal Definitions is included at the end of the Prospectus.

Title of Certificates............ Mortgage Pass-Through Certificates, series
                                  199__ Variable Pass-Through Rate (the
                                  "Certificates").

[Amount.......................... The Class A Certificates have the approximate aggregate initial Certificate Principal
                                  Balances set forth on the cover of this
                                  Prospectus Supplement, subject to a permitted upward or downward variance of up to ___% [except that the Class IO Certificates will have no Certificate Principal Balance].

Depositor........................ PaineWebber Mortgage Acceptance
                                  Corporation V, a Delaware corporation and a wholly-owned subsidiary of PaineWebber Group Inc., and an affiliate of PaineWebber Incorporated (the "Underwriter"). See
                                  "The Depositor" in the Prospectus.

Master Servicer.................. __________ , a __________. See "Pooling and
                                  Servicing Agreement--The Master Servicer" herein.

Trustee.......................... __________ , a __________.

Cut-off Date..................... __________ 1, 199_.

Delivery Date.................... __________, 199_.

Denominations.................... The Class A Certificates will be issuable in registered form, in denominations of
                                  $__________ and integral multiples of
                                  $__________ in excess thereof[, with one
                                  Certificate of such class evidencing an
                                  additional amount equal to the remainder of the Certificate Principal Balance thereof]. [The Class A Certificates (other than the Class __ Certificates) are issuable in book-entry form in minimum denominations of approximately $[ ] and integral multiples of $1,000 in excess thereof, and will be represented by certificates registered in the name of Cede & Co. ("Cede"), as the nominee of the depository, The Depository Trust Company ("DTC" and, together with any successor depository, the "Depository"), which will be the "Certificateholder" of the Book-Entry Certificates, as such term is used herein. A person acquiring an interest in

                                  Book-Entry Certificates (a "Certificate
                                  Owner") will not be entitled to receive a certificate representing such Book-Entry Certificate Owner's interest therein except in the event that Definitive Certificates (as defined herein) are issued for all Class A Certificates under the limited circumstances described herein. Until such time, the rights of the Certificate Owners may only be exercised through DTC and its participating organizations, except as otherwise specified herein. See "Description of the Certificates--General," "--Registration at
                                  The Depository Trust Company" and
                                  "--Definitive Certificates" herein.]

The Mortgage Pool................ The Mortgage Pool will consist of adjustable rate Mortgage Loans secured by first liens on [multifamily] [commercial] properties (the "Mortgaged Properties") located in different states. The Mortgage Loans will have an aggregate principal balance as of the Cut-off Date of $__________ and individual principal balances at origination of at least $__________ but not more than $__________, with an average principal balance at
                                  origination of approximately $__________. The Mortgage Loans will have terms to maturity from the date of origination or modification of not more than __ years, and a weighted average remaining term to maturity of approximately __ months as of the Cut-off Date. The Mortgage Loans will bear interest at Mortgage Rates of at least ___% per annum but not more than ___% per annum, with a weighted average Mortgage Rate of approximately ___% per annum as of the Cut-off Date. See "Description of the Mortgage Pool--Certain Characteristics of the Mortgage Loans" herein. The Depositor will acquire the Mortgage Loans on or before the Delivery Date. In connection with its acquisition of the Mortgage Loans, the Depositor will be assigned (and will in turn assign to the holders of the Certificates) certain rights in respect of representations and warranties described herein that were made by the Mortgage Asset Seller.

The Mortgage Loans............... __________ of the Mortgage Loans,
                                  representing ___% of the Mortgage Loans by aggregate principal balance as of the Cut-off Date, provide for scheduled payments of principal and/or interest ("Monthly Payments") to be due on the first day of each month; the remainder of the Mortgage Loans provide for Monthly Payments to be due on the ____, ____ or ____ day of each month (the date in any month on which a Monthly Payment on a Mortgage Loan is first due, the "Due Date"). The rate per annum at which interest accrues on each Mortgage Loan is subject to adjustment on specified Due Dates (each such date, an

                                  "Interest Rate Adjustment Date") by adding a fixed percentage amount (a "Gross Margin") to the value of the then-applicable Index (as described below) subject, in the case of substantially all of the Mortgage Loans, to maximum and minimum lifetime Mortgage Rates as described herein. ____ of the Mortgage Loans, representing ___% of the Mortgage Loans by aggregate principal balance as of the Cut-off Date, provide for Interest Rate Adjustment Dates to occur monthly; the remainder of the Mortgage Loans provide for adjustments to the Mortgage Rate to occur quarterly, semi-annually or annually. Each of the Mortgage Loans provides for an initial fixed interest rate period; _____ of the Mortgage Loans, representing ___% of the Mortgage Loans by aggregate principal balance as of the Cut-off Date, have not yet experienced their first Interest Rate Adjustment Date. The latest initial Interest Rate Adjustment Date for any Mortgage Loan is scheduled to occur on __________.

                                  The amount of the Monthly Payment of each Mortgage Loan is also subject to adjustment on specified Due Dates (each such date, a "Payment Adjustment Date") to an amount that would amortize the outstanding principal balance of the Mortgage Loan over its then remaining amortization schedule and pay interest at the applicable Mortgage Rate, subject, in the case of several Mortgage Loans, to payment caps, which limit the amount by which the Monthly Payment may adjust on any Payment Adjustment Date as described herein. __________ of the Mortgage Loans, representing _____% of the Mortgage Loans (by aggregate principal balance as of the Cut-off Date), provide for Payment Adjustment Dates to occur annually, while the remainder of the Mortgage Loans provide for adjustments of the Monthly Payment to occur monthly, quarterly or semi-annually.

                                  [Only in the case of __________ Mortgage
                                  Loans, representing _____% of the Mortgage
                                  Loans by aggregate principal balance as of the Cut-off Date, does a Payment Adjustment Date immediately follow each Interest Rate Adjustment Date. As a result, and because the application of payment caps may limit the amount by which the Monthly Payments may adjust in respect of certain Mortgage Loans, the amount of a Monthly Payment may be more or less than the amount necessary to amortize the remaining principal balance of the Mortgage Loan over its then remaining amortization schedule and pay interest at the then-applicable Mortgage Rate. Accordingly, Mortgage

                                  Loans may be subject to slower amortization
                                  (if the Monthly Payment due on a Due Date is sufficient to pay interest accrued to such Due Date at the then-applicable Mortgage Rate but is not sufficient to reduce principal in accordance with the applicable amortization reduce principal in accordance with the applicable amortization schedule), to negative amortization (if interest accrued to a Due Date at the applicable Mortgage Rate is greater than the entire Monthly Payment due on such Due Date) or to accelerated amortization (if the Monthly Payment due on a Due Date is greater than the amount necessary to pay interest accrued to such Due Date at the then-applicable Mortgage Rate and to reduce principal in accordance with the applicable amortization schedule).]

                                  [___ Mortgage Loans, representing ___% of the Mortgage Loans by aggregate principal balance as of the Cut-off Date, permit negative amortization. Substantially all of the Mortgage Loans that permit negative amortization contain provisions that limit the extent to which the amount of their respective original principal balances may be exceeded as a result thereof.]

                                  [All of the Mortgage Loans provide for
                                  monthly payments of principal based on
                                  amortization schedules significantly longer than the remaining term of such Mortgage Loans, thereby leaving substantial outstanding principal amounts due and payable (each such payment, a "Balloon Payment") on their respective maturity dates, unless prepaid prior thereto.]

                                  For a further description of the Mortgage
                                  Loans, see "Description of the Mortgage Pool" herein.

The Index........................ As of any Interest Rate Adjustment Date, the
                                  Index used to determine the Mortgage Rate on each Mortgage Loan will be the [Index]. See "Description of the Mortgage Pool--The Index" herein.

The Class A Certificates......... The Class A Certificates will be issued pursuant to a Pooling and Servicing
                                  Agreement, to be dated as of the Cut-off
                                  Date, among the Depositor, the Master
                                  Servicer and the Trustee (the "Pooling and
                                  Servicing Agreement"). The Class A
                                  Certificates have an initial Certificate
                                  Principal Balance of $__________ (the initial "Class A Balance"), representing an initial interest of approximately ___% in a trust fund (the "Trust Fund"), which will consist primarily of the Mortgage Pool. [The Class A Certificates will consist of [ ] Subclasses designated as the [Class IO Certificates, the Class PO Certificates, the Class Floater Certificates, the Class Inverse Floater Certificates and the Class A- Certificates). Each Subclass will have the Subclass Certificate Principal Balance set forth on the cover of this Prospectus Supplement.]

                                  Distributions on the Class A Certificates will be made on the ___ day of each month or, if such day is not a business day, on the succeeding business day, beginning on _________ __, 199__ (each, a "Distribution
                                  Date"). Distributions on each Distribution
                                  Date will be made by check or wire transfer of immediately available funds, as provided in the Pooling and Servicing Agreement, to the Class A Certificateholders of record as of the last business day of the month preceding the month of such Distribution Date (each, a "Record Date"), except that the final distribution on the Class A Certificates will be made only upon presentation and surrender of the Class A Certificates at the office or agency specified in the Pooling and Servicing Agreement. As more specifically described herein, the Class A Balance will be adjusted from time to time on each Distribution Date to reflect any additions thereto resulting from allocations of Mortgage Loan negative amortization to the Class A Certificates and any reductions thereof resulting from distributions of principal of the Class A Certificates. [Any such adjustments will be allocated among the Subclasses of Class A Certificates pro rata based on the Subclass Certificate Principal Balance of each such Subclass.] As further described herein, interest shall accrue on the Class A Balance at a Pass-Through Rate equal to the weighted average of the Class A Remittance Rates in effect from time to time on the Mortgage Loans.

Pass-Through Rate on the
Class A Certificates............. The Pass-Through Rates for each Subclass of the Class A Certificates is as set forth on the cover hereof.

Interest Distributions on the
Class A Certificates............. Holders of the Class A Certificates will be entitled to receive on each Distribution
                                  Date, to the extent of the Available
                                  Distribution Amount for such Distribution
                                  Date, distributions allocable to interest in an aggregate amount (the "Class A Interest Distribution Amount") equal to thirty days' interest accrued on the Class A Balance outstanding immediately prior to such Distribution Date at the weighted average of the Mortgage Rates in effect for the Mortgage Loans as of the commencement of the related Due Period less ___%, less the Class A Certificates' allocable share (calculated as described herein) of (i) the aggregate amount of negative amortization in respect of the Mortgage Loans for their respective Due Dates occurring during the related Due-Period and
                                  (ii) the aggregate amount, if any, of the Prepayment Interest Shortfalls incurred during the related Due Period that were not covered by the application of the Master Servicer's servicing compensation for the related Due Period. The amount, if any, by which the Class A Interest Distribution Amount for any Distribution Date is reduced as a result of negative amortization on the Mortgage Loans shall constitute the "Class Negative Amortization" for such Distribution Date in respect of the Class A Certificates and shall be added to the Class A Balance on such Distribution Date. If the Available Distribution Amount for any Distribution Date is less than the Class A Interest Distribution Amount for such Distribution Date, the shortfall will be borne pro rata by the Subclasses of Class A Certificates and will be part of the Class A Interest Distribution Amount distributable to holders of Class A Certificates on subsequent Distribution Dates, to the extent of available funds.

                                  The Available Distribution Amount for any
                                  Distribution Date generally includes: (i) scheduled payments on the Mortgage Loans due during or prior to the related Due Period and collected as of the related Determination Date (to the extent not distributed on previous Distribution Dates) and certain unscheduled payments and other collections on the Mortgage Loans collected during the related Due Period, net of amounts payable or reimbursable to the Master Servicer therefrom; (ii) any Advances made by the Master Servicer for the related Distribution Date; and (iii) that portion of the Master Servicer's servicing compensation for the related Due Period applied to cover Prepayment Interest Shortfalls incurred during the related Due Period. See "Description of the Certificates-- Distributions--Calculations of Interest" herein.

                                  During each month, interest will accrue on the Certificate Principal Balance of each Subclass of Class A Certificates, other than the [Class IO and] Class PO Certificates, at the Pass-Through Rate thereof. The Pass-Through Rate for each Subclass of Class A Certificates (other than Class PO) is set forth on the cover of this Prospectus Supplement. Interest on the Class A Certificates will be calculated on the basis of a 360-day year consisting of twelve 30-day months.

                                  [The amount of interest to which holders of the Class IO Certificates are entitled each month is calculated based on a "notional amount." A notional amount does not entitle holders to receive distributions of principal on the basis of such notional amount, but is used for the purpose of computing the amount of interest accrued on each such subclass. The notional amount for the Class IO Certificates is calculated based on the sum of the indicated percentages of the respective outstanding principal balances of certain other subclasses as described herein. The method of determining the notional amount of the Class IO Certificates is described under "Description of the Certificates --General" and "--Distribution--Calculations of Interest" herein. Interest will accrue on the Class IO Certificates each month in an amount equal to the product of (i) 1/12th of __________ and (ii) the notional amount of the Class IO Certificates.

                                  [The yield on the Class PO Certificates, which are expected to be offered at a substantial discount and which are not entitled to distributions in respect of interest, will be extremely sensitive to both the timing of receipt of prepayments and the overall rate of prepayment on the Mortgage Loans. This particular sensitivity is separately displayed in a table appearing under the heading , which shows, among other things, the differences in the amount of principal distributions on, and yield to investors in, the Class PO Certificates at various rates of prepayment.]

Principal Distributions on the
Class A Certificates............. Holders of the Class A Certificates [(other than the Class IO Certificates)] will be entitled to receive on each Distribution Date, to the extent of the balance of the Available Distribution Amount remaining after the payment of the Class A Interest Distribution Amount for such Distribution Date, distributions in respect of principal in an amount (the "Class A Principal Distribution Amount") generally equal to the aggregate of (i) the then Class A Scheduled Principal Distribution Percentage (calculated as described herein) of all scheduled payments of principal (including the principal portion of any Balloon Payments) due on the Mortgage Loans during or, if and to the extent not previously received or advanced and distributed on prior Distribution Dates, prior to the related Due Period that were paid by the mortgagors as of the related Determination Date or advanced by the Master Servicer in respect of such Distribution Date and (ii) all principal prepayments and, to the extent not previously advanced, any other unscheduled principal recoveries received during the related Due Period in respect of the Mortgage Loans, whether in the form of liquidation proceeds, insurance proceeds, condemnation proceeds or amounts received as a result of the purchase of any Mortgage Loan out of the Trust Fund owing to a breach of the Mortgage Asset Seller's representation and warranties. Distributions in respect of principal of the Class A Certificates on any Distribution Date shall be limited to the sum of (i) the Class A Balance outstanding immediately prior to such Distribution Date and (ii) the Class Negative Amortization, if any, for such Distribution Date in respect of the Class A Certificates. The Class A Principal Distribution Amount will be allocated among the Subclasses of Class A Certificates as described herein. See "Description of the Certificates --Distributions--Calculations of
                                  Principal" herein.

Advances......................... The Master Servicer is required to make advances ("Advances") in respect of
                                  delinquent Monthly Payments on the Mortgage
                                  Loans, subject to the limitations described herein. See "Description of the Certificates--Advances" herein and
                                  "Description of the Certificates--Advances in Respect of Delinquencies" in the Prospectus.

Subordination.................... The rights of holders of the Subordinate
                                  Certificates to receive distributions of amounts collected on the Mortgage Loans will be subordinated, to the extent described herein, to the rights of holders of the Class A Certificates. This subordination is intended to enhance the likelihood of receipt by the holders of the Class A Certificates of the full amount of the Class A Interest Distribution Amount and the ultimate receipt of principal equal to the initial Class A Balance. The protection afforded to the holders of the Class A Certificates by means of the subordination, to the extent provided herein, will be accomplished by the application of the Available Distribution Amount to the Class A Certificates prior to the application thereof to the Subordinate Certificates. See "Description of the Certificates--Subordination" herein.

The Subordinate
 Certificates.................... The Class B Certificates have an initial
                                  Certificate Principal Balance of $__________
                                  (the initial "Class B Balance") and the Class C Certificates have an initial Certificate Principal Balance of $__________ (the initial "Class C Balance"), representing ___% and ___%, respectively, of the Mortgage Loans by aggregate principal balance as of the Cut-off Date. Interest shall accrue on the Class B Balance and Class C Balance at a Pass-Through Rate equal to the weighted average of the Net Mortgage Rates in effect from time to time on the Mortgage Loans.

                                  The Class R Certificates, which have no
                                  Pass-Through Rate and initially have a
                                  Certificate Principal Balance of $__________
                                  (the initial "Class R Balance"), represent the right to receive on any Distribution Date the balance, if any, of the Available Distribution Amount remaining after the payment of all interest and principal due on the other Classes of Certificates. Subsequent to the first Distribution Date, the Class R Balance will equal the excess, if any, of the aggregate Stated Principal Balance of the Mortgage Loans over the sum of the Class A Balance, Class B Balance and Class C Balance.

                                  [The Subordinate Certificates are not offered hereby.]

Optional Termination............. At its option, the Master Servicer may purchase all of the Mortgage Loans, and
                                  thereby effect termination of the Trust Fund and early retirement of the then outstanding Certificates, on any Distribution Date on which the aggregate Stated Principal Balance of the Mortgage Loans remaining in the Trust Fund is less than ___% of the aggregate principal balance of such Mortgage Loans as of the Cut-off Date. See "Pooling and Servicing Agreement--Termination" herein and "Description of the Certificates-- Termination" in the Prospectus.

Certain Federal Income Tax
 Consequences.................... Beneficial owners of the Class A Certificates will be required to report income thereon in accordance with the accrual method of accounting. [It is anticipated that the Class A Certificates will be issued with original issue discount in an amount equal to the excess of the initial Class Certificate Principal Balances thereof (plus ___ days of interest at the pass-through rates thereon) over their issue prices (including accrued interest). It is further anticipated that the Class A Certificates will be issued at a premium and that the Class A Certificates will be issued with de minimis original issue discount for federal income tax purposes. Although not free from doubt, it is anticipated that the Class A Certificates will be treated as issued with original issue discount in an amount equal to the excess of all distributions of principal and interest thereon over their issue price (including accrued interest), and the Company intends to report income in respect of such Class of Certificates in this manner.] Accordingly, beneficial owners of the Class A Certificates may have taxable income in respect of the Class A Certificates in advance of the receipt of cash attributable to such income. See "Certain Federal Income Tax Consequences" in the Prospectus.

ERISA Considerations............. [A fiduciary of any employee benefit plan or other retirement arrangement subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Code should review carefully with its legal advisors whether the purchase or holding of Class A Certificates could give rise to a transaction that is prohibited or is not otherwise permitted either under ERISA or Section 4975 of the Code.) [The U.S. Department of Labor has issued to PaineWebber Incorporated an individual exemption, Prohibited Transaction Exemption 93-32, as amended by Prohibited Transaction 97-34, which generally exempts from the application of certain of the prohibited transaction provisions of Section 406 of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and the excise taxes imposed on such prohibited transactions by
                                  Section 4975(a) and (b) of the Code,
                                  transactions relating to the purchase, sale and holding of pass-through certificates underwritten by the Underwriter such as the Class A Certificates and the servicing and operation of asset pools such as the Mortgage Pool, provided that certain conditions are satisfied. A fiduciary of any employee benefit plan subject to ERISA or the Code should consult with its legal advisors regarding the requirements of ERISA and the Code.] See "ERISA Considerations" herein and in the Prospectus.

Rating........................... It is a condition to the issuance of the
                                  Class A Certificates that they be rated [not lower than] of "___" by (the "Rating Agency"). A security rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the assigning rating organization. A security rating does not address the frequency of prepayments of Mortgage Loans, or the corresponding effect on yield to investors. See "Special considerations" and "Rating" herein and "Yield Considerations" in the Prospectus.

Legal Investment................. The appropriate characterization of the Class
                                  A Certificates under various legal investment restrictions, and thus the ability of investors subject to these restrictions to purchase the Class A Certificates, may be subject to significant interpretative uncertainties. The Class A Certificates will [not] be "mortgage related securities" within the meaning of the Secondary Mortgage Market Enhancement Act of 1984 [so long as they are rated in at least the second highest rating category by the Rating Agency, and as such, are legal investments for certain entities to the extent provided in SMMEA]. Accordingly, investors should consult their own legal advisors to determine whether and to what extent the Class A Certificates constitute legal investments for them. See "Legal Investment" herein and in the Prospectus.

                             SPECIAL CONSIDERATIONS

[Discussion will depend on the particulars of the Mortgage Pool]

          Special Repayment Considerations. The rate and timing of principal payments on the Class A Certificates will depend, among other things, on the rate and timing of principal payments (including prepayments, defaults, liquidations and purchases of Mortgage Loans due to a breach of representation and warranty) on the Mortgage Loans. As is the case with mortgage-backed securities generally, the Class A Certificates are subject to substantial inherent cash-flow uncertainties because the Mortgage Loans may be prepaid at any time.

         As described herein, prior to reduction of the Class A Balance to zero, all principal prepayments on and other unscheduled recoveries of principal of the Mortgage Loans will be allocated to the Class A Certificates. To the extent that no prepayments or other unscheduled recoveries of principal are distributed on the Subordinate Certificates, the subordination afforded the Class A Certificates by the Subordinate Certificates, in the absence of offsetting losses on the Mortgage Loans allocated thereto, will be increased.

         See ["Prepayment and Yield Considerations" herein and] "Description of the Certificates-- Distributions-- Priority" herein and "Yield Considerations" in the Prospectus.

         Special Yield Considerations. The yield to maturity on the Class A Certificates will depend, among other things, on the rate and timing of principal payments (including prepayments, defaults, liquidations and purchases of Mortgage Loans due to a breach of representation and warranty) on the Mortgage Loans and the allocation thereof to reduce the Certificate Principal Balance of such class. The yield to maturity on the Class A Certificates will also depend on changes in the Index and the effect of any maximum lifetime Mortgage Rate, minimum lifetime Mortgage Rate, Payment Cap and Periodic Rate Cap applicable to each Mortgage Loan. The yield to investors on the Class A Certificates will be adversely affected by any allocation thereto of Prepayment Interest Shortfalls on the Mortgage Loans, which are expected to result from the distribution of interest only to the date of prepayment (rather than a full month's interest) in connection with prepayments in full, and the lack of any distribution of interest on the amount of any partial prepayments. Neither the Certificates nor the Mortgage Loans are guaranteed by any governmental entity or private insurer.

         In general, if a Certificate is purchased at a premium and principal distributions thereon occur at a rate faster than anticipated at the time of purchase, the investor's actual yield to maturity will be lower than that assumed at the time of purchase. Conversely, if a Certificate is purchased at a discount and principal distributions thereon occur at a rate slower than that assumed at the time of purchase, the investor's actual yield to maturity will be lower than assumed at the time of purchase.

         See ["Prepayment and Yield Considerations" and] "Certain Federal Income Tax Consequences" herein and in the Prospectus and "Yield
Considerations" in the Prospectus.

         [Inclusion of Delinquent Mortgage Loans. The Mortgage Pool will include _____ Mortgage Loans, representing ___% of the Initial Pool Balance, that [describe generally the characteristics of those delinquent Mortgage Loans, if any, included in the Mortgage Pool]. The amount of any applicable credit support provided to a Class of Certificates may not cover all losses and shortfalls related to such delinquent Mortgage Loans, and prospective investors should consider the risk that the inclusion of such Mortgage Loans in the

Mortgage Pool may adversely affect the rate of defaults and prepayments in respect of the Mortgage Pool and the yield on the Class A Certificates. See "Special Considerations--Delinquent Mortgage Loans" in the Prospectus.]

         Risks Associated with Certain of the Mortgage Loans and Mortgaged Properties.

         [Description of type of property, lease provisions, nature of tenants and operating income.]

         Effect of Mortgagor Defaults. The aggregate amount of distributions on the Class A Certificates, the yield to maturity of the Class A Certificates, the rate of principal payments on the Class A Certificates and the weighted average life of the Class A Certificates will be affected by the rate and the timing of delinquencies and defaults on the Mortgage Loans. If a purchaser of a Class A Certificate calculates its anticipated yield based on an assumed rate of default and amount of losses on the Mortgage Loans that is lower than the default rate and amount of losses actually experienced and such additional losses are allocable to such Class of Certificates, such purchaser's actual yield to maturity will be lower than that so calculated and could, under certain extreme scenarios, be negative. The timing of any loss on a liquidated Mortgage Loan will also affect the actual yield to maturity of the Class A Certificates to which a portion of such loss is allocable, even if the rate of defaults and severity of losses are consistent with an investor's expectations. In general, the earlier a loss borne by an investor occurs, the greater is the effect on such investor's yield to maturity.

         As and to the extent described herein, the Master Servicer will be entitled to receive interest on unreimbursed Advances and unreimbursed servicing expenses that (i) are recovered out of amounts received on the Mortgaged Loan as to which such Advances were made or such servicing expenses were incurred, which amounts are in the form of liquidation proceeds, insurance proceeds, condemnation proceeds or amounts paid in connection with the purchase of such Mortgage Loan out of the Trust Fund or (ii) are determined to be nonrecoverable Advances. The Master Servicer's right to receive such payments of interest are prior to the rights of Certificateholders to receive distributions on the Certificates and, consequently, may result in losses being allocated to the Class A Certificates that would not otherwise have resulted absent the accrual of such interest.

         Even if losses on the Mortgage Loans are not borne by an investor in the Class A Certificates, such losses may affect the weighted average life and yield to maturity of such investor's Certificates. Losses on the Mortgage Loans, to the extent not allocated to the Class A Certificates, may result in a higher percentage ownership interest evidenced by such Certificates than would otherwise have resulted absent such loss. The consequent effect on the weighted average life and yield to maturity of the Class A Certificates will depend upon the characteristics of the remaining Mortgage Loans.

         Regardless of whether losses ultimately result from delinquencies and defaults on the Mortgage Loans, such delinquencies and defaults may significantly delay the receipt of payments by the holder of a Certificate of any Class or Subclass to the extent that Advances or the subordination of another class of Certificates does not fully offset the effects of any such delinquency or default. The Scheduled Principal Distribution Amount and the Unscheduled Principal Distribution Amount generally consist, as more fully described herein, of principal of the Mortgage Loans actually collected or advanced. The Master Servicer has the ability to extend and modify Mortgage Loans that are in default or as to which a payment default is imminent, including the ability to extend by up to ___ months the date on which a Balloon Payment is due, subject to certain conditions described in the Pooling and Servicing Agreement. The Master Servicer's obligation to make Advances in respect of a Mortgage Loan that is delinquent as to its Balloon Payment is limited, however, to the extent described under "Description of the Certificates--Advances". Until such time as any Mortgage Loan delinquent in respect of its Balloon Payment is liquidated, the entitlement of the holders of Class A Certificates on each Distribution Date in respect of principal of such Mortgage Loan will be limited to the Class A Scheduled Principal Distribution Percentage of that portion of the Available Distribution Amount that represents the principal portion of (i) any payment made by the related mortgagor under a forbearance arrangement or (ii) any related Advance made by the Master Servicer. Consequently, any delay in the receipt of a Balloon Payment that is payable, in whole or in part, to Class A Certificate will extend the weighted average life of the Class A Certificates.

         As described under "Description of the Certificates--Distributions" herein, if the portion of Available Distribution Amount distributable in respect of interest on the Class A Certificates on any Distribution Date is less than the Distributable Certificate Interest then payable for such class, the shortfall will be distributable to holders of such class of Certificates on subsequent Distribution Dates, to the extent of available funds. Any such shortfall will not bear interest and will therefore negatively affect the yield to maturity of such class of Certificates for so long as it is outstanding.

                        DESCRIPTION OF THE MORTGAGE POOL

GENERAL

         The Trust Fund will consist primarily of ___ adjustable interest rate] Mortgage Loans with an aggregate principal balance as of the Cut-off Date, after deducting payments of principal due on such date, of $__________ . Each Mortgage Loan is evidenced by a promissory note (a "Mortgage Note") and secured by a mortgage, deed of trust or other similar security instrument (a "Mortgage") creating a first priority lien on a [multifamily] [commercial] property (a "Mortgaged Property") . The Mortgaged Properties consist of [description of commercial or multifamily properties]. Because no evaluation of any mortgagor's financial condition has been conducted, investors should consider all of the Mortgage Loans to be non-recourse loans so that, in the event of mortgagor default, recourse may be had only against the specific property and such limited other assets as have been pledged to secure a Mortgage Loan, and not against the mortgagor's other assets. All percentages of the Mortgage Loans described herein are approximate percentages (except as otherwise indicated) by aggregate principal balance as of the Cut-off Date.

         The Mortgage Loans to be included in the Trust Fund will have been originated or acquired by __________ (the "Mortgage Asset Seller") and will comply with the underwriting criteria described herein. The Depositor will purchase the Mortgage Loans to be included in the Mortgage Pool on or before the Delivery Date from the Mortgage Asset Seller pursuant to a seller's agreement (the "Seller's Agreement"), to be dated as of __________ , 199__ between the Mortgage Asset Seller and the Depositor. The Depositor will cause the Mortgage Loans in the Mortgage Pool to be assigned to __________, as Trustee, pursuant to the Pooling and Servicing Agreement. __________ , in its capacity as Master Servicer, will service the Mortgage Loans pursuant to the Pooling and Servicing Agreement.

         Under the Seller's Agreement, the Mortgage Asset Seller, will make certain representations, warranties and covenants to the Depositor relating to, among other things, the due execution and enforceability of the Seller's Agreement and certain characteristics of the Mortgage Loans, and will be obligated to repurchase or substitute for any Mortgage Loans as to which there exists deficient documentation or an uncured material breach of any such representation, warranty or covenant. Under the Pooling and Servicing Agreement the Depositor will assign all its right, title and interest in such representations, warranties and covenants (including the Mortgage Asset Seller's repurchase or substitution obligation), to the Trustee for the Trust Fund. The Depositor will make no representations or warranties with respect to the Mortgage Loans and will have no obligation to repurchase or substitute for Mortgage Loans with deficient documentation or which are otherwise defective. The Mortgage Asset Seller is selling the Mortgage Loans to the Depositor without recourse and, accordingly, in such capacity, will have no obligations with respect to the Certificates other than pursuant to such representations, warranties, covenants and repurchase obligations. See "Description of the Agreements--Representations and Warranties; Repurchases" in the Prospectus.

         The Mortgage Rate on each Mortgage Loan is subject to adjustment on each Interest Rate Adjustment Date by adding the related Gross Margin to the value of the Index (described below) as most recently announced a specified number of days prior to such Interest Rate Adjustment Date, subject, in the case of substantially all of the Mortgage Loans, to minimum and maximum lifetime Mortgage Rates, with ranges specified below. The Mortgage Rates on the Mortgage Loans generally are adjusted monthly; however, certain of the Mortgage Loans provide for Interest Rate Adjustment Dates to occur quarterly (Mortgage Loans representing ___% of the aggregate principal balance as of the Cut-off
Date) semi-annually (Mortgage Loans representing ___% of the aggregate principal balance as of the Cut-Off Date) or annually (Mortgage Loans representing ___% of the aggregate principal balance as of the Cut-Off Date). Each of the Mortgage Loans provided for an initial fixed interest rate period; Mortgage Loans, representing ___% of the Mortgage Loans, have not experienced their first Interest Rate Adjustment Dates. The latest initial Interest Rate Adjustment Date for any Mortgage Loan is to occur in

         Subject to the Payment Caps described below, the amount of the Monthly Payment on each Mortgage Loan adjusts periodically on each Payment Adjustment Date to an amount that would fully amortize the principal balance of the Mortgage Loan over its then remaining amortization schedule and pay interest at the Mortgage Rate in effect during the one month period preceding such Payment Adjustment Date. Mortgage Loans representing ___% of the aggregate principal balance as of the Cut-Off Date provide that an adjustment of the amount of the Monthly Payment on a Payment Adjustment Date may not result in a monthly Payment that increases by more than ___% (nor, in some cases, decreases by more than ___%) of the amount of the Monthly Payment in effect immediately prior to such Payment Adjustment Date (each such provision, a "Payment Cap"); however, certain of those Mortgage Loans representing ___% of the aggregate principal balance as of the Cut-Off Date also provide that the Payment Cap will not apply on certain Payment Adjustment Dates or if the application thereof would result in the principal balance of the Mortgage Loan exceeding (through negative amortization) by a specified percentage the original principal balance thereof. Generally, the related Mortgage Note provides that if, as a result of negative amortization, the respective principal balance of the Mortgage Loan reaches an amount specified therein (which as to most Mortgage Loans is not greater than ___% of the Mortgage Loan principal balance as of the origination date thereof), the amount of the Monthly Payments due thereunder will be increased as necessary to prevent further negative amortization.

         Only in the case of ___% of the Mortgage Loans does a Payment Adjustment Date immediately follow each Interest Rate Adjustment Date. As a result, and because application of Payment Caps may limit the amount by which the Monthly Payments due on certain of the Mortgage Loans may adjust, the amount of a Monthly Payment may be more or less than the amount necessary to amortize the Mortgage Loan principal balance over the then remaining amortization schedule at the applicable Mortgage Rate. Accordingly, Mortgage Loans may be subject to slower amortization (if the Monthly Payment due on a Due Date is sufficient to pay interest accrued to such Due Date at the applicable Mortgage Rate but is not sufficient to schedule), to negative amortization (if interest accrued to a Due Date at the applicable Mortgage Rate is greater than the entire Monthly Payment due on such Due Date) or to accelerated amortization (if the

Monthly Payment due on a Due Date is greater than the amount necessary to pay interest accrued to such Due Date at the applicable Mortgage Rate and to reduce principal in accordance with the applicable amortization schedule). ______ Mortgage Loans, representing ___% of the Mortgage Loans by aggregate principal balance as of the Cut-Off Date, permit negative amortization. Substantially all of the Mortgage Loans that permit negative amortization contain provisions that limit the extent to which the amount of their respective original principal balances may be exceeded as a result thereof . Generally, the related Mortgage Note provides that if, as a result of negative amortization, the respective principal balance of the Mortgage Loan reaches an amount specified therein (which as to most Mortgage Loans is not greater than ___% of the Mortgage Loan principal balance as of the origination date thereof), the amount of the Monthly Payments due thereunder will be increased as necessary to prevent further negative amortization.

THE INDEX

         As of any Payment Adjustment Date, the Index applicable to the determination of the related Mortgage Rate will be a per annum rate equal to [Index] as most recently available as of the date ___ days prior to the Payment Adjustment Date (the "Index"). Such average yields reflect the yields for the week prior to that week in which the information is reported. In the event that the Index is no longer available, an index reasonably acceptable to the Trustee that is based on comparable information will be selected by the Master Servicer.

         The Index is currently calculated based on information reported in
__________.

CERTAIN CHARACTERISTICS OF THE MORTGAGE LOANS

         Approximately ___% of the Mortgage Loans have Due Dates that occur on the first day of each month; approximately ___% of the Mortgage Loans have Due Dates that occur on the __ day of each month; approximately ___% of the Mortgage Loans have Due Dates that occur on the __ day of each month; and the remainder of the Mortgage Loans have Due Dates that occur on the __ day of each month.

         As of the Cut-off Date, the Mortgage Loans had the following characteristics:

         (i) Mortgage Rates ranging from ___% per annum, to ___% per annum;

         (ii)     a weighted average Mortgage Rate of ___% per annum;

         (iii) Gross Margins ranging from ___ basis points to ___ basis points;

         (iv)     a weighted average Gross Margin of ___ basis points;

         (v)      principal balances ranging from $__________ to $__________;

         (vi)     an average principal balance of $__________ ;

         (vii) original terms to scheduled maturity ranging from ___ months to ___ months;

         (viii) a weighted average original term to scheduled maturity of ___ months;

         (ix) remaining terms to scheduled maturity ranging from ___ months to ___ months;

         (x) a weighted average remaining term to scheduled maturity of months;

         (xi) Cut-off Date Loan-to-Value ("LTV") Ratios ranging from ___% to ___%;

         (xii)    a weighted average Cut-off Date LTV Ratio of ___%;

         (xiii) as to the ___% of the Mortgage Loans to which such characteristic applies, (A) minimum lifetime Mortgage Rates ranging from ___% per annum to ___% per annum and (B) a weighted average minimum lifetime Mortgage Rate of ___% per annum;

         (xiv) as to the ___% of Mortgage Loans to which such characteristic applies and for which it may be currently calculated, (A) maximum lifetime Mortgage Rate ranging from ___% per annum to ___% per annum and (B) a weighted average maximum lifetime Mortgage Rate of ___% per annum;

         (xv) Cut-off Date Debt Service Coverage Ratios ranging from ___% to ___%; and

         (xvi) a weighted average Cut-off Date Debt Service Coverage Ratio of ___%.

         ___ of the Mortgage Loans, representing ___% of the aggregate principal amount as of the Cut-off Date, provide for Balloon Payments on their respective maturity dates. Loans providing for Balloon Payments involve a greater degree of risk than self-amortizing loans. See "Special
Considerations--Balloon Payments" in the Prospectus.

         Pursuant to the terms of the Mortgage Loans, principal prepayments are prohibited until the ___ year after the origination thereof; thereafter, principal prepayments are permitted in whole or in part subject to the payment of certain fees or penalties ("Prepayment Premiums") which may take the form of
(1) a fixed percentage of the amount of any principal prepayment or (2) a yield maintenance premium calculated as the present value of the difference between an assumed reinvestment rate of ___% and the Mortgage Rate of the prepaid Mortgage Loan. [Although Prepayment Premiums are payable to the Master Servicer as additional servicing compensation, the Master Servicer may waive the payment of any Prepayment Premium only in connection with a principal prepayment that is proposed to be made during the three month period prior to the scheduled maturity of the related Mortgage Loan, or under certain other limited circumstances.] [Prepayment Premiums will be distributed to holders of the Class A Certificates as follows:]

                [Describe distributions of Prepayment Premiums]

         The following table sets forth certain information regarding the Mortgage Loans as of the Cut-Off Date.

                                                                                                    Loan
                                                                                                   Balance
Property                       Terms of                  Original                                 Following
 Name or                      Prepayment      Prepay       Loan       Mortgage                     Lockout         Balloon
 Address     City    State     Penalty       Lockout     Balance        Rate        Maturity       Period*         Payment*
 -------     ----    -----     -------       -------     -------        ----        --------       ------          -------







         The following table sets forth the range of Mortgage Rates on the Mortgage Loans as of the Cut-off Date:


                                           MORTGAGE RATES AS OF THE CUT-OFF DATE

========================================================================================================================
                                                                                                    Percent by
                                                                            Aggregate                Aggregate
                                                                        Principal Balance        Principal Balance
                           Number of                                    as of the Cut-off        as of the Cut-off
Mortgage Rate           Mortgage Loans         Percent by Number              Date                     Date
------------------------------------------------------------------------------------------------------------------------
                                                                            $
------------------------------------------------------------------------------------------------------------------------
Total.................                              100.00%                 $                         100.00%
                           =======                  =======                 ==                        =======

========================================================================================================================

Weighted Average Mortgage Rate:

Note:    Percentage totals may not add due to rounding.

         The following table sets forth the types of Mortgaged Properties securing the Mortgage Loans:


                                                       PROPERTY TYPES

=========================================================================================================================
                                                                                                     Percent by
                                                                             Aggregate                Aggregate
                                                                         Principal Balance        Principal Balance
                            Number of                                    as of the Cut-off        as of the Cut-off
Type                     Mortgage Loans         Percent by Number              Date                     Date
-------------------------------------------------------------------------------------------------------------------------
                                                                            $
-------------------------------------------------------------------------------------------------------------------------
Total................                                100.00%                $                          100.00%
                            =======                  =======                ==                         =======

=========================================================================================================================


Note:    Percentage totals may not add due to rounding.

         The following table sets forth the range of Gross Margins for the Mortgage Loans:


                                                       GROSS MARGINS

=========================================================================================================================
                                                                                                     Percent by
                                                                             Aggregate                Aggregate
                                                                         Principal Balance        Principal Balance
                            Number of                                    as of the Cut-off        as of the Cut-off
Gross Margin             Mortgage Loans         Percent by Number              Date                     Date
-------------------------------------------------------------------------------------------------------------------------
                                                                             $
-------------------------------------------------------------------------------------------------------------------------
Total..............                                  100.00%                 $                         100.00%
                            =======                  =======                 ==                        =======

=========================================================================================================================

Weighted Average Gross Margin:


Note:    Percentage totals may not add due to rounding.

         The following table sets forth the frequency of adjustments to the Mortgage Rates on the Mortgage Loans as of the Cut-off Date:


                   FREQUENCY OF ADJUSTMENTS TO MORTGAGE RATES


=========================================================================================================================
                                                                                                     Percent by
                                                                             Aggregate                Aggregate
                                                                         Principal Balance        Principal Balance
                            Number of                                    as of the Cut-off        as of the Cut-off
Frequency (A)            Mortgage Loans         Percent by Number              Date                     Date
-------------------------------------------------------------------------------------------------------------------------
                                                                             $
-------------------------------------------------------------------------------------------------------------------------
Total..............                                  100.00%                 $                         100.00%
                            =======                  =======                 ==                        =======

=========================================================================================================================

Weighted Average Frequency of Adjustments to Mortgage Rate:


Note:    Percentage totals may not add due to rounding.

(A) or ___% of Mortgage Loans have not experienced their first Interest Rate Adjustment Date.

         The following table sets forth the frequency of adjustments to the Monthly Payments on the Mortgage Loans as of the Cut-off Date:


                  FREQUENCY OF ADJUSTMENTS TO MONTHLY PAYMENTS


=========================================================================================================================
                                                                                                     Percent by
                                                                             Aggregate                Aggregate
                                                                         Principal Balance        Principal Balance
                            Number of                                    as of the Cut-off        as of the Cut-off
Frequency (A)            Mortgage Loans         Percent by Number              Date                     Date
-------------------------------------------------------------------------------------------------------------------------
                                                                             $
-------------------------------------------------------------------------------------------------------------------------
Total..............                                  100.00%                 $                         100.00%
                            =======                  =======                 ==                        =======

=========================================================================================================================

Weighted Average Frequency of Adjustments to Monthly Payments:

Note:    Percentage totals may not add due to rounding.

         The following table sets forth the range of maximum lifetime Mortgage Rates for the Mortgage Loans:


                                              MAXIMUM LIFETIME MORTGAGE RATES


=========================================================================================================================
                                                                                                     Percent by
                                                                             Aggregate                Aggregate
Maximum                                                                  Principal Balance        Principal Balance
Lifetime Mortgage           Number of                                    as of the Cut-off        as of the Cut-off
Rate                     Mortgage Loans         Percent by Number              Date                     Date
-------------------------------------------------------------------------------------------------------------------------
                                                                             $
-------------------------------------------------------------------------------------------------------------------------
Total..............                                  100.00%                 $                         100.00%
                            =======                  =======                 ==                        =======

=========================================================================================================================

Weighted Average Maximum Lifetime Mortgage Rate:

Note:    Percentage totals may not add due to rounding.


(A)      Represents Mortgage Loans without a lifetime rate cap.

(B) The lifetime rate caps for these Mortgage Loans are based upon the Index as determined at the future point in time plus a fixed percentage. Therefore, the rate is not determinable as of the Cut-off Date.

(C) This calculation does not include the _____ Mortgage Loans without a lifetime rate cap or the ____ Mortgage Loans with lifetime rate caps which are currently not determinable.

         The following table sets forth the range of minimum lifetime Mortgage Rates on the Mortgage Loans:


                                              MINIMUM LIFETIME MORTGAGE RATES


=========================================================================================================================
                                                                                                     Percent by
                                                                             Aggregate                Aggregate
                                                                         Principal Balance        Principal Balance
Minimum Lifetime            Number of                                    as of the Cut-off        as of the Cut-off
Mortgage Rate            Mortgage Loans         Percent by Number              Date                     Date
-------------------------------------------------------------------------------------------------------------------------
                                                                             $
-------------------------------------------------------------------------------------------------------------------------
Total..............                                  100.00%                 $                         100.00%
                            =======                  =======                 ==                        =======

=========================================================================================================================

Weighted Average Minimum Lifetime Mortgage Rate:

Note:  Percentage totals may not add due to rounding.

(A)    Represents Mortgage Loans without interest rate floors.

(B) This calculation does not include the ___ Mortgage Loans without the interest rate floors.

         The following table sets forth the range of principal balances of the Mortgage Loans as of the Cut-off Date:


                   PRINCIPAL BALANCES AS OF THE CUT-OFF DATE


=========================================================================================================================
                                                                                                     Percent by
                                                                             Aggregate                Aggregate
Principal Balances                                                       Principal Balance        Principal Balance
as of the Cut-off           Number of                                    as of the Cut-off        as of the Cut-off
Date                     Mortgage Loans         Percent by Number              Date                     Date
-------------------------------------------------------------------------------------------------------------------------
                                                                             $
-------------------------------------------------------------------------------------------------------------------------
Total..............                                  100.00%                 $                         100.00%
                            =======                  =======                 ==                        =======

=========================================================================================================================

Average Principal Balance as of the Cut-off Date:

Note:    Percentage totals may not add due to rounding.

         The following tables set forth the original and remaining terms to maturity (in months) of the Mortgage Loans, excluding any contractual extension rights of the Mortgagors:


                                            ORIGINAL TERM TO MATURITY IN MONTHS


=========================================================================================================================
                                                                                                     Percent by
                                                                             Aggregate                Aggregate
                                                                         Principal Balance        Principal Balance
Original Term in            Number of                                    as of the Cut-off        as of the Cut-off
Months                   Mortgage Loans         Percent by Number              Date                     Date
-------------------------------------------------------------------------------------------------------------------------
                                                                             $
-------------------------------------------------------------------------------------------------------------------------
Total..............                                  100.00%                 $                         100.00%
                            =======                  =======                 ==                        =======

=========================================================================================================================

Weighted Average Original Term to Maturity:

Note:    Percentage totals may not add due to rounding.

                                            REMAINING TERM TO MATURITY IN MONTHS


=========================================================================================================================
                                                                                                     Percent by
                                                                             Aggregate                Aggregate
                                                                         Principal Balance        Principal Balance
Remaining Term              Number of                                    as of the Cut-off        as of the Cut-off
in Months                Mortgage Loans         Percent by Number              Date                     Date
-------------------------------------------------------------------------------------------------------------------------
                                                                             $
-------------------------------------------------------------------------------------------------------------------------
Total..............                                  100.00%                 $                         100.00%
                            =======                  =======                 ==                        =======

=========================================================================================================================

Weighted Average Remaining Term to Maturity:

Note:    Percentage totals may not add due to rounding.

         The following tables set forth the respective years in which the Mortgage Loans were originated and are scheduled to mature:


                                              MATURE LOAN YEAR OF ORIGINATION


=========================================================================================================================
                                                                                                     Percent by
                                                                             Aggregate                Aggregate
                                                                         Principal Balance        Principal Balance
                            Number of                                    as of the Cut-off        as of the Cut-off
Year                     Mortgage Loans         Percent by Number              Date                     Date
-------------------------------------------------------------------------------------------------------------------------
                                                                             $
-------------------------------------------------------------------------------------------------------------------------
Total..............                                  100.00%                 $                         100.00%
                            =======                  =======                 ==                        =======

=========================================================================================================================


Note:    Percentage totals may not add due to rounding.

                    MORTGAGE LOAN YEAR OF SCHEDULED MATURITY


=========================================================================================================================
                                                                                                     Percent by
                                                                             Aggregate                Aggregate
                                                                         Principal Balance        Principal Balance
                            Number of                                    as of the Cut-off        as of the Cut-off
Year                     Mortgage Loans         Percent by Number              Date                     Date
-------------------------------------------------------------------------------------------------------------------------
                                                                             $
-------------------------------------------------------------------------------------------------------------------------
Total..............                                  100.00%                 $                         100.00%
                            =======                  =======                 ==                        =======

=========================================================================================================================


Note:    Percentage totals may not add due to rounding.

         The following table sets forth the range of Cut-off Date LTV Ratios of the Mortgage Loans. A "Cut-off Date LTV Ratio" is a fraction, expressed as a percentage, the numerator of which is the Cut-off Date Balance of a Mortgage Loan, and the denominator of which is the appraised value of the related Mortgaged Property as determined by an appraisal thereof obtained in connection with the origination of such Mortgage Loan. The value of each Mortgaged Property at any time may be adversely by changes or continued weakness in general or local economic conditions; declines in real estate values; declines in rental or occupancy rates; increases in interest rates, real estate and personal property tax rates, energy costs and other operating expenses; changes in governmental rules, regulations and fiscal policies, including environmental legislation; acts of God; and other factors which are beyond the Servicer's control, as well as an increase in vacancy rates for the Mortgaged Property, a decline in rental rates as leases are renewed or entered into with new tenants, an increase in operating expenses of the mortgaged property and/or an increase in capital expenditures needed to maintain the mortgaged property and make improvements required by tenants.

                                                   CUT-OFF DATE LTV RATIOS


=========================================================================================================================
                                                                                                     Percent by
                                                                             Aggregate                Aggregate
                                                                         Principal Balance        Principal Balance
                            Number of                                    as of the Cut-off        as of the Cut-off
LTV Ratio                Mortgage Loans         Percent by Number              Date                     Date
-------------------------------------------------------------------------------------------------------------------------
                                                                             $
-------------------------------------------------------------------------------------------------------------------------
Total..............                                  100.00%                 $                         100.00%
                            =======                  =======                 ==                        =======

=========================================================================================================================

Weighted Average Cut-off Date LTV Ratio:

Note:    Percentage totals may not add due to rounding.

         The following table sets forth the range of Debt Service Coverage Ratios for Mortgage Loans:

         "Debt Service Coverage Ratio" for any Mortgage Loan is the ratio of Net Operating Income produced by the related Mortgaged Property for the period covered by the annual operating statement of the amounts of principal, interest and other sums due under such Mortgage Loan for the same period. "Net Operating Income" is the rent from all leases under which the tenants have taken occupancy at the time of calculation (including only rents prior to expiration for those leases whose terms expire within one year of the calculation and pass-throughs for utilities and excluding all free rent) less operating expenses (such as utilities, administrative expenses, repairs and maintenance) and less fixed expenses (such as insurance, real estate and other taxes to be paid by mortgagor). The annual operating statements for the Mortgaged Properties used in deriving the following table were obtained from the respective mortgagors. The information contained therein was unaudited, and the Depositor has made no attempt to verify its accuracy. [Annual operating statements for any year following 199__ could not be obtained with respect to _____ of the Mortgaged Properties and, consequently, the Debt Service Coverage Ratios for the related Mortgage Loans were not calculated. No conclusions should be drawn as to those mortgage Loans on the basis of the information set forth below.]


              DEBT SERVICE COVERAGE RATIOS AS OF THE CUT-OFF DATE


=========================================================================================================================
                                                                                                     Percent by
                                                                             Aggregate                Aggregate
                                                                         Principal Balance        Principal Balance
Debt Service                Number of                                    as of the Cut-off        as of the Cut-off
Coverage Ratio           Mortgage Loans         Percent by Number              Date                     Date
-------------------------------------------------------------------------------------------------------------------------
                                                                             $
-------------------------------------------------------------------------------------------------------------------------
Total..............                                  100.00%                 $                         100.00%
                            =======                  =======                 ==                        =======

=========================================================================================================================

Weighted Average Debt Service Coverage Ratio:

Note:    Percentage totals may not add due to rounding.


(A) The debt service coverage ratios for these loans were not calculated due to a lack of operating statements with respect to years after 198.

(B) This calculation does not include the Mortgage Loans where debt service coverage ratios were not calculated.

         The Mortgage Loans are secured by Mortgage Properties in ____ different states. The table below sets forth the states in which the Mortgaged Properties are located:

                                                  GEOGRAPHIC DISTRIBUTION


=========================================================================================================================
                                                                                                     Percent by
                                                                             Aggregate                Aggregate
                                                                         Principal Balance        Principal Balance
                            Number of                                    as of the Cut-off        as of the Cut-off
State                    Mortgage Loans         Percent by Number              Date                     Date
-------------------------------------------------------------------------------------------------------------------------
                                                                             $
-------------------------------------------------------------------------------------------------------------------------
Total..............                                  100.00%                 $                         100.00%
                            =======                  =======                 ==                        =======

=========================================================================================================================

Note:    Percentage totals may not add due to rounding.

         [Improvements on Mortgaged Properties located in California may be more susceptible to certain types of special hazards not covered by insurance (such as earthquakes) than properties located in other parts of the country. In addition, the economy of any State may be adversely affected to a greater degree than that of other areas of the country by certain developments affecting industries concentrated in such State.]

UNDERWRITING STANDARDS

         All of the Mortgage Loans were originated or acquired by the Mortgage Asset Seller, generally in accordance with the underwriting criteria described herein.

                    [Description of Underwriting Standards.]

CHANGES IN THE MORTGAGE POOL

         The description in this Prospectus Supplement of the Mortgage Pool and the Mortgaged Properties is based upon the Mortgage Pool as expected to be constituted at the close of business on the Cut-off Date, as adjusted for the scheduled principal payments due on or before such Date. Prior to the issuance of the Class A Certificates, a Mortgage Loan may be removed from the Mortgage Pool as a result of incomplete documentation or otherwise, if the Depositor deems such removal necessary or appropriate and may be prepaid at any time. A limited number of other mortgage loans may be included in the Mortgage Pool prior to the issuance of the Class A Certificates unless including such mortgage loans would materially alter the characteristics of the mortgage pool as described herein.

                        DESCRIPTION OF THE CERTIFICATES

GENERAL

         The Certificates will be issued pursuant to the Pooling and Servicing Agreement and will consist of four classes to be designated as the Class A Certificates, the Class B Certificates, the Class C Certificates and the Class R Certificates. The Class B, Class C and Class R Certificates (the "Subordinate Certificates") will be subordinate to the Class A Certificates, as described herein. The Certificates represent in the aggregate the entire beneficial ownership interest in a Trust Fund consisting of: (i) the Mortgage Loans and all payments under and proceeds of the Mortgage Loans received after the Cut-off Date (exclusive of payments of principal and interest due on or before the Cut-off Date); (ii) any Mortgaged Property acquired on behalf of the Trust Fund through foreclosure or deed in lieu of foreclosure (upon acquisition, an "REO Property"); (iii) such funds or assets as from time to time are deposited in the Certificate Account and any account established in connection with REO Properties (the "REO Account"); and (iv) the rights of the mortgagee under all insurance policies with respect to the Mortgage Loans. Only the Class A Certificates are offered hereby. [The Class A Certificates will consist of [ ] Subclasses designated as the [Class IO Certificates, the Class PO Certificates, the Class Floater Certificates, the Class Inverse Floater Certificates and the Class A- Certificates].

         The Class A Certificates will have an initial Certificate Principal Balance of $__________ representing ___% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date. [Each Subclass of Class A Certificates (other than Class IO) will have the initial Subclass Certificate Principal Balance set forth on the cover page hereof. The Subclass Certificate Principal Balance of any Subclass outstanding at any time represents the maximum amount which the holders thereof are entitled to receive as distributions allocable to principal on the Class A Certificates from the cash flow on the Mortgage Loans and the other assets of the Trust Fund. The Class IO Certificates will have a Class IO Notional Amount equal to $__________. The Class IO Notional Amount does not represent an entitlement to receive distributions of principal but is used for the purpose of computing the amount of interest accrued on the Class IO Certificates.]

         The Class B Certificates will have an initial Certificate Principal Balance of $__________ representing ___% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date. The Class C Certificates will have an initial Certificate Principal Balance of $__________ representing ___% f the aggregate principal balance of the Mortgage Loans as of the Cut-off Date. The initial Certificate Principal Balance of the Class R Certificates will be [zero].

         The Certificate Principal Balance of any class of Certificates outstanding at any time represents the maximum amount which the holders thereof are entitled to receive as distributions allocable to principal from the cash flow on the Mortgage Loans and the other assets in the Trust Fund. The respective Certificate Principal Balances of the Class A, Class B and Class C Certificates (respectively, the "Class A Balance", "Class B Balance" and "Class C Balance") will in each case be (i) reduced by amounts actually distributed on such class of Certificates that are allocable to principal and (ii) increased by amounts allocated to such class of Certificates in respect of negative amortization on the Mortgage Loans. [Any increase or decrease in the Class A Balance will be allocated among the Subclasses of Class A Certificates (other than Class IO) pro rata based on the then current Subclass Certificate Principal Balances of each Subclass]. The Certificate Principal Balance of the Class R Certificates (the "Class R Balance") will at any time equal the aggregate Stated Principal Balance of the Mortgage Loans minus the sum of the Class A Balance, Class B Balance and Class C Balance. The Stated Principal Balance of any Mortgage Loan at any date of determination will equal

(a) the Cut-off Date Balance of such Mortgage Loan, plus (b) any negative amortization added to the principal balance of such Mortgage Loan on any Due Date after the Cut-off Date to and including the Due Date in the Due Period for the most recently preceding Distribution Date, minus (c) the sum of (i) the principal portion of each Monthly Payment due on such Mortgage Loan after the Cut-off Date, to the extent received from the mortgagor or advanced by the Master Servicer and distributed to holders of the Certificates before such date of determination, (ii) all principal prepayments and other unscheduled collections of principal received with respect to such Mortgage Loan, to the extent distributed to holders of the Certificates before such date of determination, and (iii) any reduction in the outstanding principal balance of such Mortgage Loan resulting out of a bankruptcy proceeding for the related mortgagor.

         None of the Subordinate Certificates is offered hereby.

DISTRIBUTIONS

         Method, Timing and Amount. Distributions on the Certificates will be made on the ___ day of each month or, if such ___ day is not a business day, then on the next succeeding business day, commencing in __________ , 199__ (each, a "Distribution Date"). All distributions (other than the final distribution on any Certificate) will be made by the Master Servicer to the persons in whose names the Certificates are registered at the close of business on each Record Date, which will be the last business day of the month preceding the month in which the related Distribution Date occurs. Such distributions will be made by wire transfer in immediately available funds to the account specified by the Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder will have provided the Master Servicer with wiring instructions no less than five business days prior to the related Record Date and is the registered owner of Certificates the aggregate initial principal amount of which is at least $__________ , or otherwise by check mailed to such Certificateholder.

         The final distribution on any Certificate will be made in like manner, but only upon presentment or surrender of such Certificate at the location specified in the notice to the holder thereof of such final distribution. All distributions made with respect to a class of Certificates on each Distribution Date will be allocated pro rata among the outstanding Certificates of such class based on their respective Percentage Interests. The Percentage Interest evidenced by any Class A Certificate is equal to the initial denomination thereof as of the Delivery Date, divided by the initial Certificate Principal Balance for such Class. The aggregate distribution to be made on the Certificates on any Distribution Date shall equal the Available Distribution Amount.

         The "Available Distribution Amount" for any Distribution Date is an amount equal to (a) the sum of (i) the amount on deposit in the Certificate Account as of the close of business on the related Determination Date, (ii) the aggregate amount of any Advances made by the Master Servicer in respect of such Distribution Date and (iii) the aggregate amount deposited by the Master Servicer in the Certificate Account in respect of such Distribution Date in connection with Prepayment Interest Shortfalls incurred during the related Due Period, net of (b) the portion of the amount described in clause (a) (i) hereof that represents (i) Monthly Payments due on a Due Date subsequent to the end of the related Due Period, (ii) any voluntary principal prepayments and other unscheduled recoveries on the Mortgage Loans received after the end of the related Due Period or (iii) any amounts payable or reimbursable therefrom to any person.

         Priority. On each Distribution Date, the Master Servicer shall apply amounts on deposit in the Certificate Account, to the extent of the Available Distribution Amount, first, to distributions of interest to holders of the Class A Certificates, in the amount equal to all Distributable Certificate Interest in respect of the Class A Certificates for such Distribution Date and, to the extent not previously distributed, for all preceding Distribution Dates and second, to distributions of principal to holders of the Class A Certificates, in an amount, not to exceed the sum of the Class A Balance outstanding immediately prior to such Distribution Date and any Class Negative Amortization in respect of the Class A Certificates for such Distribution Date, equal to the sum of (A) the then Class A Scheduled Principal Distribution Percentage of the Scheduled Principal Distribution Amount for such Distribution Date and (B) the Unscheduled Principal Distribution Amount for such Distribution Date.

         On or after the reduction of the Class A Balance to zero, the Available Distribution Amount will be paid solely to the holders of the Subordinate Certificates.

         Calculations of Interest. The "Distributable Certificate Interest" in respect of the Class A Certificates for any Distribution Date represents that portion of the Accrued Certificate Interest in respect of such class of Certificates for such Distribution Date that is net of such Class's allocable share of (i) the aggregate portion of any Prepayment Interest Shortfalls resulting from voluntary principal prepayments on the Mortgage Loans during the related Due Period that are not covered by the application of servicing compensation of the Master Servicer for the related Due Period (such uncovered aggregate portion, as to such Distribution Date, the "Net Aggregate Prepayment Interest Shortfall"); and (ii) the aggregate of any negative amortization in respect of the Mortgage Loans for their respective Due Dates during the related Due Period (the aggregate of such negative amortization, as to such Distribution Date, the "Aggregate Mortgage Loan Negative Amortization").

         The "Accrued Certificate Interest" in respect of the Class A Certificates for any Distribution Date is equal to thirty days'interest accrued during the related Interest Accrual Period at the Pass-Through Rate applicable to such Class of Certificates for such Distribution Date accrued on the related Certificate Principal Balance outstanding immediately prior to such Distribution Date. The Pass-Through Rate applicable to the Class A Certificates for any Distribution Date is equal to the weighted average of the Class A Remittance Rates in effect for the Mortgage Loans as of the commencement of the related Due Period (as to such Distribution Date, the "Weighted Average Class A Remittance Rate"). The "Class A Remittance Rate" in effect for any Mortgage Loan as of any date of determination (a) prior to its first Interest Rate Adjustment Date, is equal to the related Mortgage Rate then in effect minus ___ basis points and (b) from and after its first Interest Rate Adjustment Date, is equal to the related Mortgage Rate then in effect minus the excess of the related Gross Margin over ___ basis points. The "Interest Accrual Period" for the Certificates is the calendar month preceding the month in which the Distribution Date occurs.

         The portion of Net Aggregate Prepayment Interest Shortfalls and the Aggregate Mortgage Loan Negative Amortization for any Distribution Date that will be allocated to the Class A Certificates on such Distribution Date will be equal to the then applicable Class A Interest Allocation Percentage. The "Class A Interest Allocation Percentage" for any Distribution Date will equal a fraction, expressed as a percentage, the numerator of which is equal to the product of (a) the Class A Balance (net of any Uncovered Portion thereof) outstanding immediately prior to such Distribution Date, multiplied by (b) the Weighted Average Class A Remittance Rate for such Distribution Date, and the denominator of which is the product of (x) the aggregate Stated Principal Balance of the Mortgage Loans outstanding immediately prior to such Distribution Date, multiplied by (y) the Weighted Average Net Mortgage Rate for such Distribution Date. The "Net Mortgage Rate" in effect for any Mortgage Loan as of any date of determination is equal to the related Mortgage Rate then in effect minus ___ basis points. The "Uncovered Portion" of the Class A Balance, as of any date of determination, is the portion thereof representing the excess, if any, of (a) the

Class A Balance then outstanding, over (b) the aggregate Stated Principal Balance of the Mortgage Loans then outstanding.

         [Any distributions in respect of principal made to, or losses in respect of principal allocated in reduction of the Subclass Certificate Principal Balance of the Class ___ Certificates will result in a corresponding reduction in the Class IO Notional Amount].

         [Each Subclass of the Class A Certificates (other than Class PO) will bear interest at the Pass-Through Rate described on the cover hereof].

         [Interest Rates will fluctuate on the Class ___ Certificates pursuant to the following formula: [Describe Formula].] As a result of these calculations, increasing levels of (Index) will produce reduced pass-through rates for the Class Inverse Floater Certificates (subject to the applicable minimum rates), while decreasing levels of (Index) will produce increased pass-through rates (subject to the applicable maximum rates).]

         [Describe method for determining notional amount and interest rate of Class IO]

         Calculations of Principal. The "Scheduled Principal Distribution Amount" for any Distribution Date is equal to the aggregate of the principal portions of all Monthly Payments, including Balloon Payments, due during or, if and to the extent not previously received or advanced and distributed to Certificateholders on a preceding Distribution Date, prior to the related Due Period, in each case to the extent paid by the related mortgagor or advanced by the Master Servicer and included in the Available Distribution Amount for such Distribution Date. The principal portion of any Advances in respect of a Mortgage Loan that is delinquent as to its Balloon Payment will constitute advances in respect of the principal portion of such Balloon Payment.

         The Class A Scheduled Principal Distribution Percentage for any Distribution Date represents the portion of the Scheduled Principal Distribution Amount for such Distribution Date payable (subject to the payment priorities described herein) on the Class A Certificates. The "Class A Scheduled Principal Distribution Percentage" for any Distribution Date will equal the lesser of (a) 100% and (b) a fraction, expressed as a percentage, the numerator of which is the Class A Balance outstanding immediately prior to such Distribution Date, and the denominator of which is the lesser of (i) the sum of the Class A Balance, the Class B Balance and the Class C Balance and (ii) the aggregate Stated Principal Balance of the Mortgage Loans, in either case outstanding immediately prior to such Distribution Date.

         The "Unscheduled Principal Distribution Amount" for any Distribution Date is equal to the sum of: (a) all voluntary principal prepayments received on the Mortgage Loans during the related Due Period; and (b) the excess, if any, of (i) all unscheduled recoveries received on the Mortgage Loans during the related Due Period, whether in the form of liquidation proceeds, condemnation proceeds, insurance proceeds or amounts paid in connection with the purchase of a Mortgage Loan out of the Trust Fund, exclusive in each case of any portion thereof payable or reimbursable to the Master Servicer in connection with the related Mortgage Loan, over (ii) the respective portions of the net amounts described in the immediately preceding clause (i) needed to cover interest (at the applicable Net Mortgage Rate in effect from time to time) on the related Mortgage Loan from the date to which interest was previously paid or advanced through the Due Date for such Mortgage Loan in the related Due Period (exclusive of any portion of such interest added to the principal balance of such Mortgage Loan as negative amortization).

         The "Class Negative Amortization" in respect of any class of Certificates for any Distribution Date is equal to such class' allocable share of the Aggregate Mortgage Loan Negative Amortization for such Distribution Date.

SUBORDINATION

         In order to maximize the likelihood of distribution in full of the Class A Interest Distribution Amount and the Class A Scheduled Principal Distribution Amount, on each Distribution Date, holders of the Class A Certificates have a right to distributions of the Available Distribution Amount that is prior to the rights of the holders of the Subordinate Certificates, to the extent necessary to satisfy the Class Interest Distribution Amount and the Class A Scheduled Principal Distribution Amount.

         The entitlement to the Class A Certificates of the entire Unscheduled Principal Distribution Amount will accelerate the amortization of the Class A Certificates relative to the actual amortization of the Mortgage Loans.

         To the extent that the Class A Certificates are amortized faster than the Mortgage Loans, without taking into account losses on the Mortgage Loans, the percentage interest evidenced by the Class A Certificates in the Trust Fund will be decreased (with a corresponding increase in the interest in the Trust Fund evidenced by the Subordinate Certificates), thereby increasing, relative to their respective Certificate Principal Balances, the subordination afforded the Class A Certificates by the Subordinate Certificates.

ADVANCES

         On the business day immediately preceding each Distribution Date, the Master Servicer will be obligated to make advances (each, an "Advance") out of its own funds, or funds held in the Certificate Account that are not required to be part of the Available Distribution Amount for such Distribution Date, in an amount equal to the aggregate of (i) all Monthly Payments (net of the Servicing Fee), other than Balloon Payments, which were due on the Mortgage Loans during the related Due Period and delinquent as of the related Determination Date and (ii) in the case of each Mortgage Loan delinquent in respect of its Balloon Payment as of the related Determination Date, an amount sufficient to amortize fully the principal portion of such Balloon Payment over the remaining amortization term of such Mortgage Loan and to pay interest at the Net Mortgage Rate in effect for such Mortgage Loan for the one month period preceding its Due Date in the related Due Period (but only to the extent that the related mortgagor has not made a payment sufficient to cover such amount under any forbearance arrangement that has been included in the Available Distribution Amount for such Distribution Date). The Master Servicer's obligations to make Advances in respect of any Mortgage Loan will continue through liquidation of such Mortgage Loan and out of its own funds from any amounts collected in respect of the Mortgage Loan as to which such Advance was made, whether in the form of late payments, insurance proceeds, liquidation proceeds, condemnation proceeds or amounts paid in connection with the purchase of such Mortgage Loan. Notwithstanding the foregoing, the Master Servicer will be obligated to make any Advance only to the extent that it determines in its reasonable good faith judgment that, if made, would be recoverable out of general funds on deposit in the Certificate Account. Any failure by the Master Servicer to make an Advance as required under the Pooling and Servicing Agreement will constitute an event of default thereunder.

[Registration at The Depository Trust Company

         The Class A Certificates (other than the Class IO Certificates) (the "Book-Entry Certificates") will be issued in book-entry form and represented by certificates registered in the name of Cede & Co. ("Cede"), as nominee of DTC. Accordingly, Cede is expected to be the holder of record of the Class A Book-Entry Certificates. A Class A Book-Entry Certificateholder will not be entitled to receive a Certificate representing such Certificate Owner's interest therein except in the event that Definitive Class A Certificates are issued for all Certificates under the limited circumstances described herein. See "Definitive Class A Certificates" below. The Class A Book-Entry Certificates will be issued in minimum denominations of $__________ and integral multiples thereof.

         DTC is a limited-purpose trust company organized under the laws of the State of New York, a member of the Federal Reserve System, a "clearing corporation" within the meaning of the New York Uniform Commercial Code, and a "clearing agency" registered pursuant to the provisions of Section 17A of the Securities Exchange Act of 1934, as amended. DTC was created to hold securities for its participating organizations ("DTC Participants") and facilitate the clearance and settlement of securities transactions through electronic book-entry changes in accounts of DTC Participants, thereby eliminating the need for physical movement of certificates. DTC Participants include securities brokers and dealers (including the Underwriter), banks, trust companies and clearing corporations and may include certain other organizations. Indirect access to the DTC system also is available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly ("Indirect DTC Participants").

         Certificateowners that are not DTC Participants or indirect DTC Participants but desire to purchase, sell or otherwise transfer ownership of, or other interests in, Book-Entry Certificates may do so only through DTC Participants and Indirect DTC Participants. In addition, Certificateowners will receive all distributions of principal of and interest on such Certificates from the Trustee through DTC and DTC Participants. Under a book-entry format, Certificateowners may experience some delay in their receipt of distributions since such distributions will be forwarded by the Trustee to DTC, DTC will forward such distributions to DTC Participants, and each DTC Participant will be responsible for disbursing such distributions to Indirect DTC Participants or to Certificateowners.

         Under the rules, regulations and procedures creating and affecting DTC and its operations, DTC is required to make book-entry transfers among DTC Participants on whose behalf it acts with respect to the Book-Entry Certificates and is required to receive and transmit distributions of principal of an interest on such Certificates. DTC Participants and Indirect DTC Participants with which Certificateowners have accounts with respect to such Certificates similarly are required to make book-entry transfers and receive and transmit such distributions on behalf of their respective Certificateowners. Accordingly, although Certificateowners will not possess certificates, the Rules provide a mechanism by which Certificateowners will receive distributions and will be able to transfer their interests.

         Because DTC can only act on behalf of DTC Participants, Indirect DTC Participants and certain banks, the ability of a Book-Entry Certificateowner to pledge Book-Entry Certificates to persons or entities that do not participate in the DTC system, or otherwise take actions in respect of such Certificates, may be limited due to the lack of a certificate for such Certificates.

         DTC has advised the Depositor that it will take any action permitted to be taken by a Book-Entry Certificateholder under the Agreement only at the direction of one or more DTC Participants to whose account with DTC the Book-Entry Certificates are credited. Additionally, DTC has advised the Depositor that it will take such actions with respect to a principal amount of Book-Entry Certificates only at the direction of and on behalf of DTC Participants whose holdings include that principal amount of Book-Entry Certificates. DTC may take conflicting actions with respect to other principal amounts of Book-Entry Certificates to the extent that such actions are taken on behalf of DTC Participants whose holdings include those principal amounts of such Certificates.

         The information herein concerning the Depository and its book-entry system has been obtained from sources believed to be reliable, but the Seller takes no responsibility for the accuracy or completeness thereof.

Definitive Certificates

         Book-Entry Certificates issued in fully registered, Certificated form ("Definitive Class A Certificates") will be delivered to Certificateowners (or their nominees) only if (i) the Master Servicer advises the Trustee in writing that DTC is no longer willing or able to properly discharge its responsibilities as depositary with respect to the Book-Entry Certificates, and the Trustee or the Master Servicer is unable to locate a qualified successor,
(ii) the Master Servicer, at its sole option, elects to terminate the book-entry system through DTC, or (iii) after the occurrence of an Event of Default under the Pooling and Servicing Agreement, Certificateowners representing a majority in principal amount of the Book-Entry Certificates then outstanding advise DTC through DTC Participants in writing that the continuation of a book-entry system through DTC (or a successor thereto) is no longer in the best interest of Certificateowners.

         Upon the occurrence of any of the events described in clauses (i) through (iii) in the immediately preceding paragraph, DTC is required to notify all DTC Participants of the availability through DTC of Definitive Certificates. Upon delivery of Definitive Certificates, the Trustee will recognize the holders of such Definitive Certificates as holders under the Pooling and Servicing Agreement ("Holders"). Distributions of principal of and interest on the Definitive Certificates will be made by the Trustee directly to Holders of Definitive certificates in accordance with the procedures set forth in the Prospectus and the Pooling and Servicing Agreement.

         Requests for transfer of Definitive Certificates will be required to be submitted directly to the Trustee in a form acceptable to the Trustee (such as the forms which will appear on the back of the certificate representing a Definitive Certificate), signed by the Holder or such Holder's legal representative and accompanied by the Definitive Certificate or Certificates for which transfer is being requested.]

                     [PREPAYMENT AND YIELD CONSIDERATIONS

         The rate of distributions in reduction of the principal balance of [any Subclass of] the Class A Certificates, the aggregate amount of distributions [on any Subclass of] the Class A Certificates and the yield to maturity of [any Subclass of] the Class A Certificates purchased at a discount or premium will be directly related to the rate of payments of principal (both scheduled and unscheduled payments thereof) on the Mortgage Loans in the Trust Fund and the amount and timing of borrower defaults.

         The rate of payments (including prepayments) on pools of Mortgage Loans is influenced by a variety of economic, geographic, social and other factors beyond the Depositor's control. If prevailing rates for similar mortgage loans fall significantly below the market rates on the Mortgage Loans, the rate of prepayment would generally be expected to increase. Conversely, if interest rates on similar mortgage loans rise significantly above the Mortgage Rates on the Mortgage Loans, the rate of prepayment would generally be expected to decrease.

         The timing of changes in the rate of prepayment on the Mortgage Loans may significantly affect the actual yield to maturity experienced by an investor who purchases a Class A Certificate at a price other than par, even if the average rate of principal payments experienced over time is consistent with such investor's expectation. In general, the earlier a prepayment of principal on the Mortgage Loans, the greater the effect on such investor's yield to maturity. As a result, the effect on such investor's yield of principal payments occurring at a rate higher (or lower) than the rate anticipated by the investor during the period immediately following the issuance of the Class A Certificates would not be fully offset by a subsequent like reduction (or increase) in the rate of principal payments. Furthermore, the effective yield to holders of Class A Certificates will be lower than the yield otherwise produced by the applicable Pass-Through Rates and purchase prices because while interest will accrue from the first day of each month, the distribution of such interest will not be made until the ___ day (or if such day is not a business day, the immediately following business day) of the month following the month of accrual. In addition, the effective yield on the Class A Certificates will be affected by any Prepayment Interest Shortfalls.

         Prepayments on mortgages are commonly measured relative to a prepayment standard or model. Prepayments on mortgage loans may be measured by a prepayment standard or model. The model used in this Prospectus Supplement is the "Constant Prepayment Rate" or "CPR" model. The CPR model represents an assumed constant annual rate of prepayment each month, expressed as a per annum percentage of the then scheduled principal balance of the pool of mortgage loans. As used in each of the following tables, the column headed "0%" assumes that none of the Mortgage Loans is prepaid before maturity. The columns headed "___%", "___%", "___%" and "___%" assume that prepayments on the Mortgage Loans are made at those CPRs. There is no assurance, however, that prepayments of the Mortgage Loans will conform to any level of CPR, and no representation is made that the Mortgage Loans will prepay at the CPRs shown or at any other prepayment rate.]

          The following tables indicate the percentage of the initial Certificate Balance of each Class of Class A Certificates that would be outstanding after each of the dates shown at various CPRs and the corresponding weighted average life of each such Class of Class A Certificates. The tables have been prepared on the basis of the following assumptions, among others:
[describe assumptions].

         Based on the foregoing assumptions, the following table indicates the resulting weighted average lives of the Class A Certificates and sets forth the percentage of the initial Certificate Balance of the Class A Certificates that would be outstanding after each of the dates shown at the indicated CPRs.

                            [Table to be provided.]


         Based on the foregoing assumptions, the following table indicates the resulting weighted average lives of the Class B Certificates and sets forth the percentage of the initial Certificate Balance of the Class B Certificates that would be outstanding after each of the dates shown at the indicated CPRs.

                            [Table to be provided.]



         No representation is made as to the rate of principal payments on the Mortgage Loan or as to the yield to maturity of any Subclass of Class A Certificates. An investor is urged to make an investment decision with respect to any Subclass of Class A Certificates based on the anticipated yield to maturity of such Subclass of Class A Certificates resulting from its purchase price and such investor's own determination as to anticipated Mortgage Loan prepayment rates under a variety of scenarios. The extent to which [any Subclass of] Class A Certificates are purchased at a discount or a premium, the degree to which the timing of payments [on such Subclass of] Certificates is sensitive to prepayments will determine the extent to which the yield to maturity of such [Subclass of] Certificates may vary from the anticipated yield. An investor should carefully consider the associated risks, including, in the case of any Class A Certificates purchased at a discount [(particularly the Class PO Certificates)] the risk that a slower than anticipated rate of principal payments on the Mortgage Loans could result in an actual yield to such investor that is lower than the anticipated yield and, in the case of any Class A Certificates purchased at a premium [(particularly the Class IO Certificates)] the risk that a faster than anticipated rate of principal payments could result in an actual yield to such investor that is lower than the anticipated yield.

         An investor should consider the risk that rapid rates of prepayments on the Mortgage Loans, and therefore of amounts distributable in reduction of principal balance of the Class A Certificates, may coincide with periods of low prevailing interest rates. During such periods, the effective interest rates on securities in which an investor may choose to reinvest amounts distributed in reduction of the principal balance of such investor's Class A Certificate may be lower than the applicable Pass-Through Rate. Conversely, slower rates of prepayments on the Mortgage Loans, and therefore of amounts distributable in reduction of principal balance of the Class A Certificates, may coincide with periods of high prevailing interest rates. During such periods, the amount of principal distributions available to an investor for reinvestment at such high prevailing interest rates may be relatively small.

         As referred to herein, the weighted average life of [a Subclass of] Class A Certificates [(other than the class IO Certificates)] refers to the average amount of time that will elapse from the date of issuance of [such Subclass or] Class until each dollar in reduction of the principal balance of such [Subclass or] Class is distributed to the investor. (The weighted average life of the Class IO Certificates is the average amount of time that will elapse between the date of issuance of the Class IO Certificates and the date on which each dollar in reduction of the principal balances of the Class ___ Certificates (indicated percentages of which balances comprise the Class IO Notional Amount) is distributed to the investors in the Class-Certificates]. The weighted average life of [each Subclass of] the Class A Certificates will be influenced by, among other things, the rate and timing of principal payments on the Mortgage Loans, which may be in the form of scheduled amortization or prepayments.

         [Investors in the Class Floater Certificates should understand that at levels of [Floating Index] greater than approximately ___%, the Pass-Through Rate of such Subclass will remain at its maximum rate of approximately ___% per annum. Investors in the Class Floater Certificates should also consider the risk that lower than anticipated levels of [Floating Index] could result in actual yields to such investors that are lower than the anticipated yields. Conversely, investors in the Class Inverse Floater Certificates should consider the risk that higher than anticipated levels of [Floating Index] could result in actual yields to such investors that are significantly lower than anticipated yields. Investors in the Class Inverse Floater Certificates should also understand that at levels of [Floating Index] in excess of approximately ___% the Pass-Through Rate of the Class Inverse Floater Certificates will be 0% per annum].

         [Investors in the Class Floater and/or Inverse Floater Certificates should understand that the timing of changes in the level of [Floating Index] may affect the actual yields to such investors even if the average level is consistent with such investor's expectations. Each investor must make an independent decision as to the appropriate [Floating Index] assumptions to be used in deciding whether to purchase a Class Floater and/or Inverse Floater Certificate.]

         [Additionally, levels of [Floating Index] may have little or no correlation to levels of prevailing (mortgage) loan interest rates. It is possible that lower prevailing (mortgage) loan interest rates (which might be expected to result in faster prepayments) could occur concurrently with an increased level of [Floating Index]. Conversely, it is possible that higher prevailing (mortgage) loan interest rates (which might be expected to result in slower prepayments) could occur concurrently with a decreased level of index.]

[SENSITIVITY OF THE CLASS IO/PO CERTIFICATES

         THE YIELD TO AN INVESTOR ON THE CLASS IO/PO CERTIFICATES WILL BE HIGHLY SENSITIVE TO BOTH THE TIMING OF RECEIPT OF PREPAYMENTS AND THE OVERALL RATE OF PRINCIPAL PREPAYMENT ON THE MORTGAGE LOANS, WHICH RATE MAY FLUCTUATE SIGNIFICANTLY FROM TIME TO TIME. AN INVESTOR SHOULD FULLY CONSIDER THE ASSOCIATED RISKS, INCLUDING THE RISK THAT A [RAPID] [RELATIVELY LOW] RATE OF PRINCIPAL PAYMENTS (INCLUDING PREPAYMENTS [COULD RESULT IN THE FAILURE OF AN INVESTOR IN THE CLASS IO/PO CERTIFICATES TO FULLY RECOVER ITS INITIAL INVESTMENT] [WILL HAVE A NEGATIVE EFFECT ON THE YIELD TO INVESTORS OF THE CLASS PO CERTIFICATES].

         The following table indicates the sensitivity to various rates of prepayment on the Mortgage Loans of the pre-tax yields to maturity on a corporate bond equivalent ("CBE") basis of the Class IO/PO Certificates.

SENSITIVITY OF THE CLASS IO/PO CERTIFICATES TO PREPAYMENTS


                                                                         Percentage of CPR
                                  -----------------------------------------------------------------------------------------------
                                       50%         75%         100%         275%          350%          430%          491%
                                       ---         ---         ----         ----          ----          ----          ----

Pre-Tax Yields (CBE)..........


         The pre-tax yields set forth in the preceding table were calculated by
(i) determining the monthly discount rates which, when applied to the assumed stream of cash flows to be paid on the Class IO/PO Certificates, would cause the discounted present value of such assumed stream of cash flows to equal an assumed aggregate purchase price of such Class IO/PO Certificates of approximately ___% of the aggregate initial principal balance thereof plus accrued interest and (ii) converting such monthly rates to corporate bond equivalent rates. Such calculation does not take into account the interest rates at which investors may be able to reinvest funds received by them as distributions on the Class IO/PO Certificates and consequently does not purport to reflect the return on any investment in Class IO/PO Certificates when such reinvestment rates are considered.

         Notwithstanding the assumed prepayment rates reflected in the preceding table, it is highly unlikely that the Mortgage Loans will prepay at a constant rate until maturity or that all of the Mortgage Loans will prepay at the same time. The Mortgage Loans initially included in the Trust Fund may differ from those currently expected to be included in the Trust Fund, and thereafter may be changed as a result of permitted substitutions. As a result of these factors, the pre-tax yields on the Class IO/PO Certificates are likely to differ from those shown in such table, even if all of the Mortgage Loans prepay at the indicated percentages of CPR.

WEIGHTED AVERAGE LIFE OF THE CERTIFICATES

         Weighted average life refers to the average amount of time from the date of issuance of a security until each dollar of principal of such security will be repaid to the investor. The weighted average lives of the Certificates will be influenced by the rate at which principal payments (including scheduled payments, principal prepayments and payments made pursuant to any applicable policies of insurance) on the Mortgages are made. The tables of Percentages of Initial Certificate Principal Balance Outstanding for the Certificates at the respective percentages of CPR set forth on pages [ ] through [ ] indicate the weighted average life of each Class of Certificates and set forth the percentage of the initial principal amount of such Certificates that would be outstanding after each of the dates shown at the indicated percentages of CPR. The tables have been prepared on the basis of certain Mortgage Loan assumptions. The simplifying assumptions made in preparing the following tables are expected to vary from the actual performance of the Mortgage Loans. Based on the foregoing assumptions, the tables indicate the weighted average life of the Certificates and set forth the percentages of the initial Certificate Principal Balance of the Certificates that would be outstanding after the Distribution Date in _____ of each of the years indicated, at various percentages of the CPR. None of the indicated percentages of CPR purports to be an historical description of prepayment experience or a prediction of the anticipated rate of prepayment of the Mortgage Loans included in the Trust Fund. Variations in the actual prepayment experience and extension experience and the balance of the mortgage Loans that prepay or are extended may increase or decrease the percentage of initial Certificate Principal Balance (and weighted average life) shown in the following tables. Such variations may occur even if the average prepayment experience of all such Mortgage Loans equals any of the specified percentages of the CPR. In addition, as described above under "Description of the Mortgage Loans, "the Mortgage Loans may be subject to periods of slower amortization or to negative amortization, in which case the weighted average lives of the Certificates will be increased, and to period of accelerated amortization, in which case the weighted average lives of the Certificates will be decreased.

                   PERCENTAGE OF INITIAL CERTIFICATE BALANCE
                OUTSTANDING AT THE RESPECTIVE PERCENTAGES OF CPR


                                                                                                  Class
                                                         Date               1%          3%         4%         5%           7%
                                                                      -------------------------------------------------------------
1998..................................................

1999..................................................

2000..................................................

2001..................................................

2002..................................................

2003..................................................

2004..................................................

2005..................................................

2006..................................................

2007..................................................

2008..................................................

2009..................................................

2010..................................................

2011..................................................

2012..................................................

2013..................................................

Weighted average life (years)(1) .....................


                        POOLING AND SERVICING AGREEMENT

GENERAL

         The Certificates will be issued pursuant to a Pooling and servicing Agreement to be dated as of __________ 1, 199_ (the "Pooling and Servicing Agreement"), by and among the Depositor, the Master Servicer and the Trustee.

         Reference is made to the Prospectus for important information in addition to that set forth herein regarding the terms and conditions of the Pooling and Servicing Agreement and the Class A Certificates. The Depositor will provide to a prospective or actual Class A Certificateholder without charge, upon written request, a copy (without exhibits) of the Pooling and Servicing Agreement. Requests should be addressed to PaineWebber Mortgage Acceptance Corporation V, 1285 Avenue of the Americas, New York, New York

10019. The Depositor will also file the Pooling and Servicing Agreement with the Securities and Exchange Commission within fifteen days after the initial issuance of the Class A Certificates.

ASSIGNMENT OF THE MORTGAGE LOANS

         On or prior to the Delivery Date, the Depositor will assign or cause to be assigned the Mortgage Loans, without recourse, to the Trustee for the benefit of the Certificateholders. Prior to the Delivery Date, the Depositor will, as to each Mortgage Loan, deliver to the Trustee (or the custodian hereinafter referred to), among other things, the following documents (collectively, as to such Mortgage Loan, the "Mortgage File") : (i) the original or, if accompanied by a "lost note" affidavit, a copy of the Mortgage Note, endorsed by which transferred such Mortgage Loan, without recourse, in blank or to the order of Trustee; (ii) the original Mortgage or a certified copy thereof, and any intervening assignments thereof, or certified copies of such intervening assignments, in each case with evidence of recording thereon;
(iii) originals or certified copies of any related assignment of leases, rents and profits and any related security agreement (if, in either case, such item is a document separate from the Mortgage) and any intervening assignments of each such documents or instrument; (iv) an assignment of the Mortgage executed by the Mortgage Asset Seller which transferred such Mortgage Loan, in blank or to the order of the Trustee, in recordable form; (v) assignments of any related assignment of leases, rents and profits and any related security agreement (if, in either case, such item is a document separate from the Mortgage), executed by the Mortgage Asset Seller which transferred such Mortgage Loan, in blank or to the order of the Trustee; (vi) originals or certified copies of all assumption, modification and substitution agreements in those instances where the terms or provisions of the Mortgage or Mortgage Note have been modified or the Mortgage or Mortgage Note has been assumed; and (vii) the originals or certificates of a lender's title insurance policy issued on the date of the origination of such Mortgage Loan or, with respect to each Mortgage Loan not covered by a lender's title insurance policy, an attorney's opinion of title given by an attorney licensed to practice law in the jurisdiction where the Mortgaged Property is located. The Pooling and Servicing Agreement will require the Depositor promptly (and in any event within ___ days of the Delivery Date) to cause each assignment of the Mortgage described in clause (iv) above to be submitted for recording in the real property records of the jurisdiction in which the related Mortgaged Property is located. Any such assignment delivered in blank will be completed to the order of the Trustee prior to recording. The Pooling and Servicing Agreement will also require the Depositor to cause the endorsements on the Mortgage Notes delivered in blank to be completed to the order of the Trustee.

THE TRUSTEE

         ___________________, a [national banking association] [commercial banking corporation chartered by the [State] [Commonwealth] of ________________], will act as Trustee for the holders of the Certificates pursuant to the Trust Agreement. The Trustee's principal executive offices are located at ____________________, and its telephone number is (___) ____-____.

THE MASTER SERVICER

         General. _________, a __________[corporation], will act as Master Servicer (in such capacity, the "Master Servicer") for the Certificates pursuant to the Pooling and Servicing Agreement. The Master Servicer[, a wholly-owned subsidiary of ___________,] [is engaged in the mortgage banking business and, as such, originates, purchases, sells and services mortgage loans. __________ primarily originates mortgage loans through a branch system consisting of ___ offices in states, and through mortgage loan brokers.]

         The executive offices of the Master Servicer are located at _________, telephone number (___) --------.

         Delinquency and Foreclosure Experience. The following tables set forth certain information concerning the delinquency experience (including pending foreclosures) on [multifamily] [commercial] mortgage loans included in the Master Servicer's servicing portfolio (which includes mortgage loans that are sub-serviced by others) . The indicated periods of delinquency are based on the number of days past due on a contractual basis. No mortgage loan is considered delinquent for these purposes until 31 days past due on a contractual basis.


                             As of December 31, 19__           As of December 31, 19 __            As of _________ , 19__
                             -----------------------           ------------------------            ----------------------

                                            By Dollar                          By Dollar                         By Dollar
                             By No.           Amount           By No.           Amount            By No.           Amount
                            of Loans         of Loan          of Loans         of Loans          of Loans         of Loans
                            --------         -------          --------         --------          --------         --------
                                                             (Dollar Amount in thousands)

Total Portfolio........... $                                 $                                   $
                           ---------         --------        ----------        ----------        ---------        ---------

Period of Delinquency
  31 50 59 days
  60 to 89 days            ---------         --------        ----------        ----------        ---------        ---------
  90 days for more

Total Delinquent
  Loans................... $                                 $                                   $
                           =========         =========       ==========        ==========        =========        =========

Percent of Portfolio......         %                 %                %                 %                %                %

Foreclosure
  Pending (1).............         %                 %                %                 %                %                %

Percent of Portfolio......         %                 %                %                 %                %                %

Foreclosures..............         %                 %                %                 %                %                %

Percent of Portfolio......         %                 %                %                 %                %                %

 -----------
(1)  Includes bankruptcies which preclude foreclosure.

         There can be no assurance that the delinquency and foreclosure experience of the Mortgage Loans comprising the Mortgage Pool will correspond to the delinquency and foreclosure experience of the Master Servicer's mortgage portfolio set forth in the foregoing tables. The aggregate delinquency and foreclosure experience on the Mortgage Loans comprising the Mortgage Pool will depend on the results obtained over the life of the Mortgage Pool.

SPECIAL SERVICERS

         The Master Servicer is permitted, at its own expense, to utilize agents or attorneys in performing any of its obligations under the Pooling and Servicing Agreement, but will not thereby be relieved of any such obligation, and will be responsible for the acts and omissions of any such agents or attorneys.

         The Master Servicer currently intends to engage __________ (" "), a __________ corporation, as its agent to perform certain servicing functions primarily related to property inspections, foreclosure and the operation and sale of REO Property. See "Description of the Agreements-Realization Upon Defaulted Whole Loans" in the Prospectus. is [describe organization] of [multifamily] [commercial] properties and has extensive experience in the [describe relevant experience] of [multifamily] [commercial] properties.

CERTIFICATE ACCOUNT

         The Master Servicer is required to deposit on a daily basis all amounts received with respect to the Mortgage Loans of the Mortgage Pool, net of its servicing compensation, into a separate Certificate Account maintained with __________. Interest or other income earned on funds in the Certificate Account will be paid to the Master Servicer as additional servicing compensation. See "Description of the Agreements--Certificate Account" in the Prospectus.

SERVICING AND OTHER COMPENSATION AND PAYMENT OF EXPENSES

         The principal compensation to be paid to the Master Servicer in respect of its master servicing activities will be the Servicing Fee. The Servicing Fee will be payable monthly only from amounts received in respect of interest on each Mortgage Loan, will accrue at the Servicing Fee Rate and will be computed on the basis of the same principal amount and for the same period respecting which any related interest payment on such Mortgage Loan is computed. The Servicing Fee Rate with respect to each Mortgage Loan equals ___% per annum. [The principal compensation to be paid to the Special Servicer in respect of its special servicing activities will be the Special Servicing Fee. The Special Servicing Fee will be payable monthly only from amounts received in respect of interest on each Specially Serviced Mortgage Loan, will accrue at the Special Servicing Fee Rate and will be computed on the basis of the same principal amount for the same period respecting which any related interest payment on such Mortgage Loan is computed. The Special Servicing Fee Rate with respect to each Specially Serviced Mortgage Loan equals ___% per annum.] [As further compensation for its servicing activities, the Special Servicer shall also be entitled to receive (i) the Liquidation Fee for the procurement [directly or through an agent thereof] of a purchaser in connection with the liquidation of a Mortgaged Property securing any defaulted Mortgage Loan, out of related liquidation proceeds, provided that the payment of such Liquidation Fee would not be a violation of, and would not subject the Trustee or the Trust Fund to liability under, any state or local statute, regulation or other requirement (including without limitation, those governing the licensing of real estate brokers or salesmen), and (ii) the Management Fee in connection with the operation and management of any REO Property out of related revenues. Any "Liquidation Fee", payable to the Special Servicer will be equal to ___% (if the relevant sale occurs at a foreclosure sale, trustee's sale or other similar proceeding) or ___% (if the relevant sale also occurs subsequent to such Mortgaged Property's having become an REO Property), as applicable, of the gross liquidation proceeds. The "Management Fee" in respect of any REO Property is payable to the Special Servicer monthly and is equal to ___% of the gross revenues derived from such REO Property.]

                  As additional servicing compensation, the Master SerVicer is entitled to retain all assumption fees, prepayment penalties and late payment charges, to the extent collected from mortgagors, together with any interest or other income earned on funds held in the Certificate Account and any escrow accounts. The Master Servicer is obligated to pay certain ongoing expenses associated with the Mortgage Pool and incurred by the Master Servicer in connection with its responsibilities under the Agreement. See "Description of the Agreements--Retained Interest; Servicing compensation and Payment of Expenses" in the Prospectus for information regarding other possible compensation payable to the Master Servicer and for information regarding expenses payable by the Master Servicer (and "Certain Federal Income Tax Consequences" herein regarding certain taxes payable by the Master Servicer.]

REPORTS TO CERTIFICATEHOLDERS

         On each Distribution Date, the Master Servicer shall furnish to each Certificateholder, to the Depositor, to the Trustee and to the Rating Agency a statement setting forth certain information with respect to the Mortgage Loans and the Certificates required pursuant to the Pooling and Servicing Agreement. In addition, within a reasonable period to time after each calendar year, the Master Servicer shall furnish to each person who at any time during such calendar year was the holder of a Certificate a statement containing certain information with respect to the Certificates required pursuant to the Pooling and Servicing Agreement, aggregated for such calendar year or portion thereof during which such person was a Certificateholder. See "Description of the Certificates--Reports to Certificateholders" in the Prospectus.

VOTING RIGHTS

         At all times during the term of this Agreement, the Voting Rights shall be allocated among the Classes of Certificateholders in proportion to the respective Certificate Principal Balances of their Certificates (net, in the case of the Class A, Class B and Class C Certificates, of any Uncovered Portion of the related Certificate Principal Balance). Voting Rights allocated to a class of Certificateholders shall be allocated among such Certificateholders in proportion to the Percentage Interests evidenced by their respective Certificates.

TERMINATION

         The obligations created by the Pooling and servicing Agreement will terminate following the earliest of (i) the final payment or other liquidation of the last Mortgage Loan or REO Property subject thereto, and (ii) the purchase of all of the assets of the Trust Fund by the Master Servicer. Written notice of termination of the Pooling and Servicing Agreement will be given to each Certificateholder, and the final distribution will be made only upon surrender and cancellation of the Certificates at the office of the Certificate Registrar specified in such notice of termination. In no event, however, will the trust created by the Pooling and Servicing Agreement continue beyond the expiration of 21 years from the death of the survivor of certain persons named in such Pooling and Servicing Agreement.

         Any such purchase by the Master Servicer of all the Mortgage Loans and other assets in the Trust Fund is required to be made at a price equal to the greater of (1) the aggregate fair market value of all the Mortgage Loans and REO Properties then included in the Trust Fund, as mutually determined by the Master Servicer and the Trustee, and (2) the excess of (a) the sum of (i) the aggregate Purchase Price of all the Mortgage Loans then included in the Trust Fund and (ii) the fair market value of all REO Properties then included in the Trust Fund, as determined by an appraiser mutually agreed upon by the Master Servicer and the Trustee, over (b) the aggregate of amounts payable or reimbursable to the Master Servicer under the Pooling and Servicing Agreement. Such purchase will effect early retirement of the then outstanding Class A Certificates, but the right of the Master Servicer to effect such termination is subject to the requirement that the aggregate Stated Principal Balance of the Mortgage Loans then in the Trust Fund is less than ___% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date.

                                USE OF PROCEEDS

         The net proceeds from the sale of Class A Certificates will be used by the Depositor to pay the purchase price of the Mortgage Loans.

                    CERTAIN FEDERAL INCOME TAX CONSEQUENCES

         Upon the issuance of the Class A Certificates, O'Melveny & Myers LLP, New York, New York, special counsel to the Depositor, will deliver its opinion generally to the effect that, assuming compliance with all provisions of the Pooling and Servicing Agreement, for federal income tax purposes, the Trust Fund will qualify as a [REMIC] [FASIT] under the Code.

         For federal income tax purposes, the Class R Certificates will be the sole class of ["residual interests" in the REMIC] [ownership interests in the FASIT] and the Class A, Class B and Class C Certificates will be the "regular interests" in the [REMIC] [FASIT] and will be treated as debt instruments of the [REMIC] [FASIT].

         [See "Certain Federal Income Tax Consequences--Federal Income Tax Consequences for REMIC Certificates" in the Prospectus.] [See "Certain Federal Income Tax Consequences--Federal Income Tax Consequences for FASIT Certificates" in the Prospectus.]

         The Class A Certificates [may] [will not] be treated as having been issued with original issue discount for federal income tax purposes. The prepayment assumption that will be used in determining the rate of accrual of original issue discount, market discount and premium, if any, for federal income tax purposes will be based on the assumption that subsequent to the date of any determination the Mortgage Loans will prepay at a rate equal to ___% CPR. No representation is made that the Mortgage Loans will prepay at that rate or at any other rate. [See "Certain Federal Income Tax Consequences--Federal Income Tax Consequences for REMIC Certificates--Taxation of Regular Certificates--Original Issue Discount" in the Prospectus.]

         The Class A Certificates may be treated for federal income tax purposes as having been issued at a premium. Whether any holder of such a class of Certificates will be treated as holding a certificate with amortizable bond premium will depend on such Certificateholder's purchase price and the distributions remaining to be made on such Certificate at the time of its acquisition by such Certificateholder. Holders of such class of Certificates should consult their own tax advisors regarding the possibility of making an election to amortize such premium. [See "Certain Federal Income Tax Consequences--Federal Income Tax Consequences for REMIC Certificates--Taxation of Regular Certificates--Premium" in the Prospectus.] [See "Certain Federal Income Tax Consequences--Federal Income Tax Consequences for FASIT Certificates" in the Prospectus.]

         [The Class A Certificates will be treated as [assets described in
Section 7701(a)(19)(C) of the Code] and "real estate assets" within the meaning of Section 856(c)(5)(A) of the Code generally in the same proportion that the assets of the REMIC underlying such Certificates would be so treated. [In addition, the Class A Certificates will be "obligation(s) ... which ... [are] principally secured by an interest in real property" within the meaning of
Section 860G(a)(3) (C) of the Code generally to the extent that such Class A Certificates are treated as "real estate assets" under Section 856(c)(5)(A) of the Code. Moreover, the Class A Certificates will be "obligation[s] ... which
 ... [are] principally secured by an interest in real property" within the meaning of Section 860G(a)(3)(C) of the Code.] [The Class A Certificates will not be considered to represent an interest in "loans ... secured by an interest in real property" within the meaning of Section 7701(a)(19)(C)(v) of the Code.] See "Certain Federal Income Tax Consequences--Federal Income Tax Consequences for REMIC Certificates--Status of REMIC Certificates" in the Prospectus.] [See "Certain Federal Income Tax Consequences--Federal Income Tax Consequences for FASIT Certificates" in the Prospectus.]

         For further information regarding the federal income tax consequences of investing in the Class A Certificates, see ["Certain Federal Income Tax Consequences--Federal Income Tax Consequences for REMIC Certificates" in the Prospectus.] ["Certain Federal Income Tax Consequences--Federal Income Tax Consequences for FASIT Certificates" in the prospectus.]

                              ERISA CONSIDERATIONS

         A fiduciary of any employee benefit plan or other retirement plan or arrangement, including individual retirement accounts and annuities, Keogh plans and collective investment funds and insurance company general and separate accounts in which such plans, annuities, accounts or arrangements are invested, that is subject to Title I of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Code (an "ERISA Plan") or which is a governmental plan, as defined in Section 3(32) of ERISA, subject to any federal, state or local law ("Similar Law") which is, to a material extent, similar to the foregoing provisions of ERISA or the Code (collectively, with an ERISA Plan, a "Plan") should carefully review with its legal advisors whether the purchase or holding of Class A Certificates could give rise to a transaction that is prohibited or is not otherwise permitted either under ERISA or Section 4975 of the Code or whether there exists any statutory or administrative exemption applicable thereto. Moreover, each Plan fiduciary should determine whether an investment in the Class A Certificates is appropriate for the Plan, taking into account the overall investment policy of the Plan and the composition of the Plan's investment portfolio.

         [The U.S. Department of Labor ("DOL") issued to PaineWebber Incorporated an individual prohibited transaction exemption, Prohibited Transaction Exemption 90-36, 55 Fed. Reg. 25,903 (June 25, 1990), as amended by Prohibited Transaction Exemption 97-34, 62 Fed. Reg. 39,021 (July 21, 1997) (the "Exemption"), which generally exempts from the application of the prohibited transaction provisions of Section 406 of ERISA, and the excise taxes imposed on such prohibited transactions pursuant to Sections 4975(a) and (b) of the Code, certain transactions, among others, relating to the servicing and operation of mortgage pools, such as the Mortgage Pool, and the purchase, sale and holding of mortgage pass-through certificates, such as the Class A Certificates, underwritten by an Underwriter (as hereinafter defined), provided that certain conditions set forth in the Exemption are satisfied.

         The Exemption sets forth six general conditions which must be satisfied for a transaction involving the purchase, sale and holding of the Class A Certificates to be eligible for exemptive relief thereunder. First, the acquisition of the Class A Certificates by a Plan must be on terms that are at least as favorable to the Plan as they would be in an arm's-length transaction with an unrelated party. Second, the rights and interests evidenced by the Class A Certificates must not be subordinated to the rights and interests evidenced by other certificates of the same trust. Third, the Class A Certificates at the time of acquisition by the Plan must be rated in one of the three highest generic rating categories by Standard & Poor's Structured Rating Group ("Standard & Poor's"), Moody's Investors Service, Inc. ("Moody's"), Duff & Phelps Credit Rating Co. ("Duff & Phelps") or Fitch IBCA, Inc. ("Fitch"). Fourth, the Trustee cannot be an affiliate of any other member of the "Restricted Group", which consists of any Underwriter, the Depositor, the Master Servicer, the Trustee, any sub-servicer, and any mortgagor with respect to Mortgage Loans constituting more than 5% of the aggregate unamortized principal balance of the Mortgage Loans as of the date of initial issuance of the Class A Certificates. Fifth, the sum of all payments made to and retained by the Underwriter must represent not more than reasonable compensation for underwriting the Class A Certificates; the sum of all payments made to and retained by the Depositor pursuant to the assignment of the Mortgage Loans to the Trust Fund must represent not more than the fair market value of such obligations; and the sum of all payments made to and retained by the Master Servicer and any sub-servicer must represent not more than reasonable compensation for such person's services under the Pooling and Servicing Agreement and reimbursement of such person's reasonable expenses in connection therewith. Sixth, the investing Plan must be an accredited investor as defined in Rule 501(a)(1) of Regulation D of the Securities and Exchange Commission under the Securities Act of 1933, as amended. [As amended by Prohibited Transaction Exemption 97-34, the Exemption contains a seventh restriction applicable to a trust with a pre-funding account; that restriction is not applicable to the Trust Fund.]

         Because the Class A Certificates are not subordinated to any other Class of Certificates, the second general condition set forth above is satisfied with respect to such Certificates. It is a condition of the issuance of the Class A Certificates that they be rated not lower than "__" by _____________. As of the Delivery Date, the fourth general condition set forth above will be satisfied with respect to the Class A Certificates. A fiduciary of a Plan contemplating purchasing a Class A Certificate in the secondary market must make its own determination that, at the time of such purchase, the Class A Certificates continue to satisfy the third and fourth general conditions set forth above. A fiduciary of a Plan contemplating purchasing a Class A Certificate, whether in the initial issuance of such Certificates or in the secondary market, must make its own determination that the first, fifth and sixth general conditions set forth above will be satisfied with respect to such Class A Certificate.

         The Exemption also requires that the Trust Fund meet the following requirements: (i) the Trust Fund must consist solely of assets of the type that have been included in other investment pools; (ii) certificates in such other investment pools must have been rated in one of the three highest categories of Standard & Poor's, Moody's, Duff & Phelps or Fitch for at least one year prior to the Plan's acquisition of Class A Certificates; and (iii) certificates in such other investment pools must have been purchased by investors other than Plans for at least one year prior to any Plan's acquisition of Class A Certificates.

         If the general conditions of the Exemption are satisfied, the Exemption may provide an exemption from the restrictions imposed by Sections 406(a) and 407(a) of ERISA (as well as the excise taxes imposed by Sections 4975(a) and (b) of the Code by reason of Sections 4975(c)(1) (A) through (D) of the Code) in connection with (i) the direct or indirect sale, exchange or transfer of Class A Certificates in the initial issuance of Certificates between the Depositor or an Underwriter and a Plan when the Depositor, the Underwriter, the Trustee, the Master Servicer, a sub-servicer or a mortgagor is a Party in Interest with respect to the investing Plan, (ii) the direct or indirect acquisition or disposition in the secondary market of the Class A Certificates by a Plan and (iii) the holding of Class A Certificates by a Plan. However, no exemption is provided from the restrictions of Sections 406(a)(1)(E), 406(a)(2) and 407 of ERISA for the acquisition or holding of a Class A Certificate on behalf of an "Excluded Plan" by any person who has discretionary authority or renders investment advice with respect to the assets of such Excluded Plan. For purposes hereof, an Excluded Plan is a Plan sponsored by any member of the Restricted Group.

         If certain specific conditions of the Exemption are also satisfied, the Exemption may provide an exemption from the restrictions imposed by Sections 406(b)(1) and (b)(2) of ERISA and the taxes imposed by Section 4975(c)(1)(E) of the Code in connection with (1) the direct or indirect sale, exchange or transfer of Class A Certificates in the initial issuance of Certificates between the Depositor or an Underwriter and a Plan when the person who has discretionary authority or renders investment advice with respect to the investment of Plan assets in such Certificates is (a) a mortgagor with respect to 5% or less of the fair market value of the Mortgage Loans or (b) an affiliate of such a person, (2) the direct or indirect acquisition or disposition in the secondary market of Class A Certificates by a Plan and (3) the holding of Class A Certificates by a Plan.

         Further, if certain specific conditions of the Exemption are satisfied, the Exemption may provide an exemption from the restrictions imposed by Sections 406(a), 406(b) and 407(a) of ERISA, and the taxes imposed by Sections 4975(a) and (b) of the Code by reason of Section 4975(c) of the Code for transactions in connection with the servicing, management and operation of the Mortgage Pool.

         Before purchasing a Class A Certificate, a fiduciary of a Plan should itself confirm that (i) the Class A Certificates constitute "certificates" for purposes of the Exemption and (ii) the specific and general conditions and the other requirements set forth in the Exemption would be satisfied. In addition to making its own determination as to the availability of the exemptive relief provided in the Exemption, the Plan fiduciary should consider the availability of any other individual or class prohibited transaction exemptions. See "ERISA Considerations" in the Prospectus. A purchaser of a Class A Certificate should be aware, however, that even if the conditions specified in one or more exemptions are satisfied, the scope of relief provided by an exemption may not cover all acts which might be construed as prohibited transactions.]

         [Because the characteristics of the Class B Certificates do not meet the requirements of the Exemption, the purchase or holding of such Certificates by a Plan may result in prohibited transactions and the imposition of excise taxes or civil penalties. As a result,] no transfer of a [Class B] Certificate or any interest therein may be made to a Plan or to any person who is directly or indirectly purchasing such [Class B] Certificate or interest therein on behalf of, as named fiduciary of, as trustee of, or with assets of a Plan, unless the purchase and holding of such Certificate or interest therein is exempt from the prohibited transaction provisions of Section 406 of ERISA and the related excise tax provisions of Section 4975 of the Code under Prohibited Transaction Class Exemption 95-60, which provides an exemption from the prohibited transaction rules for certain transactions involving an insurance company general account. Any such Plan or person to whom a transfer of any such Certificate or interest therein is made shall be deemed to have represented to the Depositor, the Servicer, the Special Servicer, the Trustee, the Underwriter, any sub-servicer and any borrower with respect to the Mortgage Loans that the purchase and holding of such Certificate or interest therein is so exempt on the basis of Prohibited Transaction Class Exemption 95-60. See "ERISA Considerations" in the Prospectus.

         Any Plan fiduciary considering whether to purchase a Class A Certificate on behalf of a Plan should consult with its counsel regarding the applicability of the fiduciary responsibility and prohibited transaction provisions of ERISA and the Code to such investment.

         The sale of Certificates to a Plan is in no respect a representation by the Depositor or Underwriter that this investment meets all relevant legal requirements with respect to investments by Plans generally or any particular Plan, or that this investment is appropriate for Plans generally or any particular Plan.

         [THE CHARACTERISTICS OF THE CLASS [ ] AND CLASS [ ] CERTIFICATES DO NOT MEET THE REQUIREMENTS OF THE EXEMPTION. ACCORDINGLY, CLASS[ ] AND CLASS [ ] CERTIFICATES SHOULD NOT BE ACQUIRED BY A PLAN.]

         The sale of Certificates to a Plan is in no respect a representation by the Depositor or the Underwriter that this investment meets all relevant legal requirements with respect to investments by Plans generally or any particular Plan, or that this investment is appropriate for Plans generally or any particular Plan.

                                LEGAL INVESTMENT

         [As long as the Class A Certificates are rated in one of the two highest rating categories by at least one nationally recognized statistical rating organization and each Mortgage Loan is secured by a first priority lien on a (a) single parcel of real property upon which is located a dwelling or mixed residential and commercial structure or a residential manufactured home or (b) one or more parcels of real property upon which is located one or more commercial structures, the Class A Certificates will constitute "mortgage related securities" within the meaning of the Secondary Mortgage Market Enhancement Act of 1984 ("SMMEA").]

         [The Class A Certificates will [not] be "mortgage related securities" for purposes of SMMEA. As a result, the appropriate characterization of the Class A Certificates under various legal investment restrictions, and thus the ability of investors subject to these restrictions to purchase the Class A Certificates, is subject to significant interpretive uncertainties.]

         [Except as to the status of the Class A Certificates as "mortgage related securities," no] [No] representation is made as to the proper characterization of the Class A Certificates for legal investment purposes, financial institution regulatory purposes, or other purposes, or as to the ability of particular investors to purchase the Class A Certificates under applicable legal investment or other restrictions. All institutions whose investment activities are subject to legal investment laws and regulations, regulatory capital requirements or review by regulatory authorities should consult with their own legal advisors in determining whether and to what extent the Class A Certificates constitute legal investments for them or are subject to investment, capital or other restrictions.

         See "Legal Investment" in the Prospectus.

                             PLAN OF DISTRIBUTION

         Subject to the terms and conditions set forth in the Underwriting Agreement between the Depositor and the Underwriter, the Class A Certificates will be purchased from the Depositor by the Underwriter, an affiliate of the Depositor, upon issuance. Distribution of the Class A Certificates will be made by the Underwriter from time to time in negotiated transactions or otherwise at varying prices to be determined at the time of sale. Proceeds to the Depositor from the sale of the Class A Certificates will be ___% of the initial aggregate principal balance thereof as of the Cut-off Date, plus accrued interest from the Cut-off Date at a rate of ___% per annum, before deducting expenses payable by the Depositor. In connection with the purchase and sale of the Class A Certificates, the Underwriter may be deemed to have received compensation from the Depositor in the form of underwriting discounts.

         The Depositor also has been advised by the Underwriter that it, through one or more of its affiliates currently expects to make a market in the Class A Certificates offered hereby; however, it has no obligation to do so, any market making may be discontinued at any time, and there can be no assurance that an active public market for the Class A Certificates will develop.

         The Depositor has agreed to indemnify the Underwriter against, or make contributions to the Underwriter with respect to, certain liabilities, including liabilities under the Securities Act of 1933.

         [If and to the extent required by applicable law or regulation, this Prospectus Supplement and the Prospectus will be used by the Underwriter in connection with offers and sales related to market-making transactions in the Class A Certificates in which the underwriter acts As principal. The Underwriter may also act as agent in such transactions. Sales may be made at negotiated prices determined at the time of sale.)

                                 LEGAL MATTERS

         Certain legal matters will be passed upon for the Depositor and for the Underwriter by O'Melveny & Myers LLP, New York, New York. O'Melveny & Myers LLP will act as tax counsel to the Depositor with respect to certain tax matters.

                                     RATING

         It is a condition to issuance that the Class A Certificates be rated [not lower than] "___" by the Rating Agency. However, no person is obligated to maintain the rating on the Class A Certificates, and the Rating Agency is not obligated to monitor its rating following the Delivery Date.

         The Rating Agency's ratings on mortgage pass-through certificates address the likelihood of the receipt by holders thereof of payments to which they are entitled. The Rating Agency's ratings take into consideration the credit quality of the mortgage pool, structural and legal aspects associated with the certificates, and the extent to which the payment stream in the mortgage pool is adequate to make payments required under the certificates. The Rating Agency's rating on the Class A Certificates does not, however, constitute a statement regarding frequency of prepayments on the Mortgage Loans. See "Special Considerations" herein.

         There can be no assurance as to whether any rating agency not requested to rate the Class A Certificates will nonetheless issue a rating and, if so, what such rating would be. A rating assigned to the Class A Certificates by a rating agency that has not been requested by the Depositor to do so may be lower than the rating assigned by the Rating Agency pursuant to the Depositor's request.

         The ratings of the Class A Certificates do not address the possibility that, as, a result of principal prepayments, Certificateholders may receive a lower than anticipated yield [or that the holders of the Class IO Certificates may fail to fully recover their initial investments].

         The rating of the Class A Certificates should be evaluated independently from similar ratings on other types of securities. A security rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the assigning rating agency.

Information contained herein is subject to completion or amendment. A registration statement relating to these securities has been filed with the Securities and Exchange Commission. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This prospectus shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any State in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such State.


                SUBJECT TO COMPLETION, DATED SEPTEMBER __, 1998

PROSPECTUS SUPPLEMENT                                               [VERSION 2]
(TO PROSPECTUS DATED _____________, 199__)

                         $_______________ (APPROXIMATE)
                  PAINEWBBER MORTGAGE ACCEPTANCE CORPORATION V
                                   DEPOSITOR

                               [MASTER SERVICER]
                                MASTER SERVICER

            MORTGAGE ASSET PASS-THROUGH CERTIFICATES, SERIES 199_-__ $__________ CLASS A CERTIFICATES, ___% PASS-THROUGH RATE
              $0 CLASS B CERTIFICATES, VARIABLE PASS-THROUGH RATE* (*BASED ON THE NOTIONAL AMOUNT AS DESCRIBED HEREIN)

         The Series 199_-__ Certificates offered hereby (the "Offered Certificates") will consist of Class A Certificates (the "Class A Certificates") and Class B Certificates (the "Class A Certificates"). The Certificates will represent in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund") consisting of a segregated pool of [mortgage pass-through certificates] [mortgage participation certificates] issued by __________ (the "MBS Securities") having an aggregate principal balance as of $__________, 199__ (the "Cut-off Date") of approximately $__________ , and as further described herein to be sold by PaineWebber Mortgage Acceptance Corporation V (the "Depositor") pursuant to a Trust Agreement dated as of the Cut-off Date between the Depositor and __________, as trustee (the "Trustee'). The MBS Securities evidence ownership interests in segregated pools of first mortgage loans secured by __________ (the "Underlying Mortgage loans"). [The timely payment of interest and the ultimate payment of principal on each of the MBS Securities is guaranteed by __________ (the "Agency").] The Pass-Through Rate on the Class A Certificates will be a fixed rate equal to ___%. The Pass-Through Rate on the Class B Certificates from time to time will be equal to the weighted average of the Pool Strip Rates. The Pool Strip Rate as to any MBS Security is equal to stated interest rate thereon (the "Security Rate") minus the sum of the Class A Pass-Through Rate and the Trust Administration Rate. The initial Pass-Through Rates the Class B Certificates ___% per annum. The Notional Amount of the Class B Certificates is used solely for purposes of determination of interest payments and certain other rights of holders of Class B Certificates and does not represent an interest in principal payments on the MBS Securities. The Notional Amount of the Class B Certificates in effect at any time will correspond to the Certificate Principal Balance of the Class A Certificates as of such time.

         Principal and interest are payable on the ___ day of each month, or, if such day is not a business day, then on the next succeeding business day, beginning in __________ (each, a "Distribution Date"). The offered Certificates will constitute a separate series of Certificates being offered by the Depositor from time to time pursuant to the Prospectus dated September __, 1998 which accompanies this Prospectus Supplement and of which this Prospectus Supplement is a part.

         Prospective investors should review the information appearing under the caption "Special Considerations" herein and in the Prospectus before purchasing any Class A Certificates.

         The yield to maturity on the Certificates will be affected by the rate of principal payments (including prepayments) on the Underlying Mortgage Loans. (The Underlying Mortgage Loans may be prepaid at any time without penalty.) The yield to maturity on the Class B Certificates will be extremely sensitive to the rate or principal payments on the Underlying Mortgage Loans and may fluctuate significantly from time to time. The Class B Certificates will be adversely affected in the event of higher than anticipated levels of prepayments. In addition, in the case of Class B Certificates, a rapid rate of principal payments could result in the failure of investors to recover their initial investment. See "Yield on the Certificates and Prepayments on the MBS Securities" herein.

         There is currently no secondary market for the Offered Certificates and there can be no assurance that a secondary market for the Certificates will develop, or, if it does develop, that it will continue. PaineWebber Incorporated expects to establish a market in the Offered Certificates, but is not obligated to do so.

[ALTHOUGH DISTRIBUTIONS ON THE MBS SECURITIES ARE GUARANTEED BY THE AGENCY], THE OFFERED CERTIFICATES REPRESENT INTERESTS IN THE TRUST FUND ONLY AND ARE NOT GUARANTEED BY [THE AGENCY] THE DEPOSITOR, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR RESPECTIVE AFFILIATES. [THE GUARANTEE OF THE AGENCY ON THE MBS SECURITIES IS NOT BACKED BY THE FULL FAITH AND CREDIT OF THE UNITED STATES OF AMERICA.] DISTRIBUTIONS WILL BE MADE ON THE OFFERED CERTIFICATES ONLY IF, AND TO THE EXTENT THAT, THE [MASTER SERVICER] [TRUSTEE] RECEIVES DISTRIBUTIONS ON THE MBS SECURITIES.

TIM OFFERED CERTIFICATES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASS UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS SUPPLEMENT OR THE PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THE OFFERED CERTIFICATES WILL BE PART OF A SEPARATE SERIES OF CERTIFICATES BEING OFFERED BY THE DEPOSITOR PURSUANT TO ITS PROSPECTUS DATED ___________, 19__, OF WHICH THIS PROSPECTUS SUPPLEMENT IS A PART AND WHICH ACCOMPANIES THIS PROSPECTUS SUPPLEMENT. THE PROSPECTUS CONTAINS IMPORTANT INFORMATION REGARDING THIS OFFERING WHICH IS NOT CONTAINED HEREIN, AND PROSPECTIVE INVESTORS ARE URGED TO READ THE PROSPECTUS AND THIS PROSPECTUS SUPPLEMENT IN THEIR ENTIRETY.

UNTIL __________, 19_, ALL DEALERS EFFECTING TRANSACTIONS IN THE OFFERED CERTIFICATES, WHETHER OR NOT PARTICIPATING IN THIS DISTRIBUTION, MAY BE REQUIRED TO DELIVER A PROSPECTUS SUPPLEMENT AND THE PROSPECTUS TO WHICH IT RELATES. THIS IS IN ADDITION TO THE OBLIGATIONS OF DEALERS TO DELIVER A PROSPECTUS SUPPLEMENT AND PROSPECTUS WHEN ACTING AS UNDERWRITERS AND WITH RESPECT TO THEIR UNSOLD ALLOTMENTS OR SUBSCRIPTIONS.

[IN CONNECTION WITH THIS OFFERING, THE UNDERWRITERS MAY OVER-ALLOT OR EFFECT TRANSACTIONS WHICH STABILIZE OR MAINTAIN THE MARKET PRICE OF THE CERTIFICATES AT A LEVEL ABOVE THAT WHICH MIGHT OTHERWISE PREVAIL IN THE OPEN MARKET. SUCH STABILIZING, IF COMMENCED, MAY BE DISCONTINUED AT ANY TIME.]

                            PaineWebber Incorporated

                                                 TABLE OF CONTENTS

                                                                                                               Page
                                                                                                               ----

SUMMARY OF PROSPECTUS SUPPLEMENT................................................................................S-5

SPECIAL CONSIDERATIONS.........................................................................................S-11
         Special Yield Considerations..........................................................................S-11
         Effect of Defaults by Mortgagors on Underlying Mortgage Loans.........................................S-11
         [Limited information..................................................................................S-11

DESCRIPTION OF THE CERTIFICATES................................................................................S-12

General  ......................................................................................................S-12
         Available Distribution Amount.........................................................................S-13
         Interest Distributions................................................................................S-13
         Principal Distributions...............................................................................S-13

THE MBS SECURITIES.............................................................................................S-13

YIELD CONSIDERATIONS...........................................................................................S-14
         Payment Delay.........................................................................................S-14
         Payments on the Underlying Mortgage Loans and MBS Securities..........................................S-14
         Effect of Defaults by Mortgagors on Underlying Mortgage Loans.........................................S-15
         Prepayments...........................................................................................S-16

DESCRIPTION OF THE TRUST AGREEMENT.............................................................................S-17
         General  .............................................................................................S-17
         The Trustee...........................................................................................S-18
         The Master Servicer...................................................................................S-18
         Payment of Expenses...................................................................................S-18
         Voting Rights.........................................................................................S-18
         Transfers to ERISA Plans..............................................................................S-18
         Termination...........................................................................................S-18

FEDERAL INCOME TAX CONSEQUENCES................................................................................S-19

LEGAL INVESTMENT...............................................................................................S-19

PLAN OF DISTRIBUTION...........................................................................................S-19

LEGAL MATTERS..................................................................................................S-20

RATINGS  ......................................................................................................S-20

                        SUMMARY OF PROSPECTUS SUPPLEMENT

         The following summary is qualified in its entirety by reference to the detailed information appearing elsewhere in this Prospectus Supplement and in the accompanying Prospectus. Capitalized terms used but not defined herein have the meanings assigned thereto in the Prospectus. An Index of Principal Definitions is included at the end of the Prospectus.

Title of Certificates............ Mortgage Asset Pass-Through Certificates,
                                  Series 199_-__, Class ___, Class ___ and
                                  Class ___ (the "Certificates"). Only the
                                  Class A Certificates and the Class B
                                  Certificates (the "Offered Certificates") are offered hereby. The Certificates will be issued pursuant to a Trust Agreement dated as of _________, 19__ (the "Cut-off Date") among the Depositor, the Master Servicer and the Trustee (the "Trust Agreement").

Class A Certificates............. $ __________ initial Certificate Principal
                                  Balance (approximate), ___% Pass-Through Rate on such balance. The initial Certificate Principal Balance of the Class A Certificates is equal to the aggregate principal balance of the MBS Securities (as defined below) as of __________, 199_ (the "Cut-off Date").

Class B Certificates............. $0 Certificate Principal Balance, Variable
                                  Pass-Through Rate based on a Notional Amount equal to $______, which corresponds to the aggregate outstanding principal balance of the MBS Securities as of the Cut-off Date.

Depositor........................ PaineWebber Mortgage Acceptance corporation V
                                  (the "Depositor"), a wholly-owned limited purpose finance subsidiary of PaineWebber Group Inc. The Depositor maintains its principal office at 1285 Avenue of the Americas, New York, New York 10019. Its telephone number is (212) 713-2000. See "The Depositor".

Master Servicer.................. __________, a ____________ corporation (the
                                  "Master Servicer"). See "Description of the
                                  Trust Agreement--The Master Servicer".

Trustee.......................... ____________, a [national banking association] [commercial banking corporation] (the "Trustee"). See "Description of the Trust Agreement--The Trustee".

Denominations.................... The Class A Certificates will be issuable in registered form in denominations of
                                  $__________ and integral multiples of
                                  $__________ in excess thereof, with one
                                  Certificate of such class evidencing such a denomination plus an additional amount equal to the remainder of the initial

                                  Certificate Principal Balance of the Class A
                                  Certificates. The Class B Certificates will be offered in registered form in denominations corresponding to notional amounts of $__________ and integral notional amounts of $__________ in excess thereof, with one Certificate of such class having a notional amount equal to such a denomination plus an additional notional amount equal to the remainder of the initial aggregate Notional Amount of the Class B Certificates.

Registration..................... The Offered Certificates, other than the
                                  Class B Certificates, will initially be
                                  represented by one or more Certificates
                                  registered in the name of Cede & Co., as nominee of the Depository Trust Company ("DTC") Any person acquiring a beneficial ownership interest in a Class A Certificate (each, a "Beneficial Owner") will not be entitled to receive a Certificate of the related class in registered certificated form except in the event that Definitive Certificates (as defined herein) are issued for all Certificates of such class under the limited circumstances described herein. Until such time the rights of the Beneficial owners may only be exercised through DTC and its participating organizations, except as otherwise described herein. See "Description of the Certificates--Book-Entry Registration and Definitive Certificates" herein and in the Prospectus.

The MBS Securities............... The Certificates will represent in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund") consisting primarily of [mortgage pass-through certificates] (mortgage participation certificates] issued by ________ (the "MBS Securities") and having an aggregate principal balance as of the Cut-of Date of approximately $__________ (subject to a permitted variance described herein). [The MBS Securities are guaranteed as to the timely payment of interest and the ultimate payment of principal by _______ (the "Agency"). [Such guarantee is not backed by the full faith and credit of the United States of America.] Each MBS Security represents an ownership interest in a segregated pool of first mortgage loans secured by (the "Underlying Mortgage Loans").

         A.  General............. Distributions on the Offered Certificates
                                  will be made on the ___ day of each month, or, if such day is not a business day, on the succeeding business day, commencing in __________ (each a "Distribution Date"), to Certificateholders of record as of the close of business on the last business day of the month immediately preceding the month in which such Distribution Date occurs (as to any Distribution Date, the related "Record Date"). Distributions on the offered Certificates will be made to each registered holder entitled thereto, either
                                  (i) by check mailed to the address of such Certificateholder as it appears on the books of the Trustee, or (ii) at the request, submitted to the Trustee in writing at least five business days prior to the related Distribution Date, of any holder of Class A Certificates having an initial Certificate Principal Balance of not less than $__________ or of Class B Certificates having an initial Notional Amount of not less than $__________ by wire transfer in immediately available funds; provided that the final distribution in respect of any Certificate will be made only upon presentation and surrender of such Certificate at the Corporate Trust Office of the Trustee. See "Description of the Trust Agreement--The Trustee" herein.

         B.  Interest............ Holders of each class of the Offered
                                  Certificates will be entitled to receive interest distributions in an amount equal to the Accrued Certificate Interest (as defined below) on such class on each Distribution Date, to the extent of the Available Distribution Amount (as defined herein) for such Distribution Date, net of any Prepayment Interest Shortfalls on the MBS Securities allocable to such class.

                                  With respect to any Distribution Date,
                                  Accrued Certificate Interest will be equal to
                                  (a) in the case of the Class A Certificates, one month's interest on the Certificate Principal Balance of such class at the related Pass-Through Rate and (b) in the case of the Class B Certificates, one month's interest accrued on the Notional Amount for such class at the related Pass-Through Rate.

                                  The Notional Amount of the Class B
                                  Certificates is initially equal to
                                  approximately $__________, and thereafter, as of any date of determination, will be equal to the Certificate Principal Balance of the Class A Certificates as of such date of determination.

Principal........................ Holders of the Class A Certificates will be entitled to receive on each Distribution
                                  Date, to the extent of the portion of the Available Distribution Amount remaining after distributions of the Interest Distribution Amount to the holders of the Class A Certificates and Class B Certificates, a distribution allocable to principal generally equal to the sum of (i) all scheduled payments of principal due on the MBS Securities during the related Due Period and received as of the Determination Date immediately preceding such Distribution Date and (ii) all principal prepayments and other unscheduled principal recoveries received during the related Due Period in respect of the MBS securities (including amounts received as a result of the purchase of any MBS Security by the Depositor as described herein under "Substitution of Trust Fund Assets").

                                  Holders of the Class B Certificates will not be entitled to distributions in respect of principal.

Optional Termination............. At its option, the Depositor may repurchase all of the MBS Securities in the Trust Fund and thereby effect early retirement of the Offered Certificates on any Distribution Date on which the then outstanding principal balance of the MBS securities remaining in the Trust Fund is less than ___% of the aggregate outstanding principal balance of the MBS Securities as of the Cut-off Date. See "Description of the Trust Agreement Termination" herein and "Description of the Certificates--Termination; Repurchase of
                                  Trust Fund" in the Prospectus.


Yield Considerations............. The rate of payment of principal of the Class
                                  A Certificates, the aggregate amount of each distribution on and the yield to maturity of all Certificates will depend on the rate of payment of principal on the MBS Securities, which, in turn, will be affected by the rate of payment of principal (including prepayments, defaults and liquidations) of the Underlying Mortgage Loans. The rate of payment of principal varies significantly from time to time and between pools of Underlying Mortgage Loans at any time and will be affected by a variety of factors. The rate of payment of principal on the Underlying Mortgage Loans (and, therefore, the Class A Certificates) may also be affected by any repurchases of the Underlying Mortgage Loans by the [MBS Issuer] [Agency], the repurchase prices of which would be passed through to Certificateholders.

                                  THE YIELD ON THE CLASS B CERTIFICATES WILL BE ESPECIALLY SENSITIVE TO THE RATE OF PRINCIPAL PAYMENTS ON THE MBS SECURITIES AND MAY FLUCTUATE SIGNIFICANTLY FROM TIME TO TIME. INVESTORS SHOULD FULLY CONSIDER THE ASSOCIATED RISKS, INCLUDING THE RISK THAT IF THE RATE OF PRINCIPAL PAYMENTS IS RAPID, THE INVESTORS MAY NOT RECOVER THEIR INITIAL INVESTMENTS.

                                  The effective yield to the holders of the Offered Certificates will be lower than the yield otherwise produced by the applicable related Pass-Through Rate and purchase price because monthly distributions will not be payable to such holders until the ___ day (or the immediately following business day if such ___ day is not a business day) of the month following the month in which interest accrues on the MBS Securities (without any additional distribution of interest or earnings thereon in respect of such delay).

Federal Income Tax Consequences.. [Alternative 1:] [An election was made to treat the Underlying Mortgage Loans and
                                  certain other assets of the trust evidenced by the MBS Securities as one or more [REMICs] [FASITs] for federal income tax purposes. Each of the Class A Certificates has been designated a regular interest in the related [REMIC] [FASIT.]

                                  [Alternative 2:] [For federal income tax purposes, the Trust Fund will be classified as a grantor trust under subpart E, Part 1 of Subchapter J of the Internal Revenue Code of 1986, as amended (the "Code"). The Class A Certificates will be characterized as evidencing an interest in "loans secured by an interest in real property" within the meaning of Section 7701(a)(19)(v) of the Code, "qualifying real property loans" within the meaning of Section 593(d) of the Code and "real estate assets" within the meaning of
                                  Section 856(c)(3)(B) of the Code, and the interest thereon will be treated as "interest on obligations secured by mortgages on real property" within the meaning of Section 856(c)(3)(B) of the Code. It is unclear whether the Class B Certificates, and the income thereon, will be so characterized.

                                  The Class A Certificates will be treated as "stripped bonds" and the Class B Certificates "stripped coupons" under Section 1286 of the Code. The tax treatment of the Class B Certificates is uncertain in various respects, including in particular the method that the holders thereof should use to recover their purchase price and to report their income therefrom.]

                                  See "Federal Income Tax Consequences" herein and in the Prospectus.

Ratings.......................... It is a condition to the issuance of the
                                  Offered Certificates that they be rated
                                  "_____" and "_____" by ________ and ________
                                  (each a "Rating Agency"), respectively. A security rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the assigning rating organization. Each security rating should be evaluated independently of any other security rating. A security rating does not address the frequency of prepayments on the MBS Securities or the underlying Mortgage Loans, or the corresponding effect on yield to investors. In particular, the ratings assigned to the Class B Certificates do not address the possibility that the holders of such Certificates may fail to fully recover their initial investments. See "Ratings" herein and in the Prospectus.

Legal Investment................. [The Offered Certificates will constitute
                                  "mortgage related securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984 ("SMMEA") so long as they are rated as described herein, and, as such, are legal investments for certain entities to the extent provided in SMMEA.] [The Offered Certificates will not constitute "mortgage related securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984 ("SMMEA").]

                                  The Depositor makes no representations as to the proper characterization of any class of the Offered Certificates for legal investment or other purposes, or as to the ability of particular investors to purchase any class of the Offered Certificates under applicable legal investment restrictions. These uncertainties may adversely affect the liquidity of any class of offered Certificates. Accordingly, all institutions whose investment activities are subject to legal investment laws and regulations, regulatory capital requirements or review by regulatory authorities should consult with their own legal advisors in determining whether and to what extent any class of Offered Certificates constitutes a legal investment or is subject to investment, capital or other restrictions.

                             SPECIAL CONSIDERATIONS

SPECIAL YIELD CONSIDERATIONS

         The rate of payment of principal of the Class A Certificates, the aggregate amount of each distribution on and the yield to maturity of all Certificates will depend on the rate of payment of principal on the MBS Securities, which, in turn, will be affected by the rate of payment of principal (including prepayments, defaults and liquidations) of the Underlying Mortgage Loans. The rate of payment of principal varies significantly from time to time and between pools of Underlying Mortgage Loans at any time and will be affected by a variety of factors. The rate of payment of principal on the Underlying Mortgage Loans (and, therefore, the Class A Certificates) may also be affected by any repurchases of the Underlying Mortgage Loans by the [MBS Issuer] [Agency], the repurchase prices of which would be passed through to Certificateholders.

         In general, if a Class A Certificate is purchased at a premium and principal distributions thereon occur at a rate faster than anticipated at the time of purchase, the investor's actual yield to maturity will be lower than that assumed at the time of purchase. Conversely, if a Class A Certificate is purchased at a discount and principal distributions thereon occur at a rate slower than that assumed at the time of purchase, the investor's actual yield to maturity will be lower than that assumed at the time of purchase.

         THE YIELD ON THE CLASS B CERTIFICATES WILL BE ESPECIALLY SENSITIVE TO THE RATE OF PRINCIPAL PAYMENTS ON THE MBS SECURITIES AND MAY FLUCTUATE SIGNIFICANTLY FROM TIME TO TIME. INVESTORS SHOULD FULLY CONSIDER THE ASSOCIATED RISKS INCLUDING THE RISK THAT IF THE RATE OF PRINCIPAL PAYMENTS IS RAPID, THE INVESTORS MAY NOT RECOVER THEIR INITIAL INVESTMENTS.

EFFECT OF DEFAULTS BY MORTGAGORS ON UNDERLYING MORTGAGE LOANS

         The aggregate amount of distributions on the Offered Certificates, the yield to maturity on the Offered Certificates, the rate of principal payments on the Class A Certificates and the weighted average life of the Class A Certificates will be affected by the rate and timing of delinquencies and defaults on the Underlying Mortgage Loans. [If a purchaser of an Offered Certificate calculates its anticipated yield based on assumed rates of default and amount of losses on the Underlying Mortgage Loans that is lower than the default rate and amount of losses actually experienced and such additional losses are allocable to the MBS Security evidencing an interest in such Underlying Mortgage Loan, such purchaser's actual yield to maturity will be lower than that so calculated and could, under certain circumstances, be negative. The timing of any loss on a liquidated Underlying Mortgage Loan allocable to the MBS Security evidencing an interest in such Underlying Mortgage Loan will also affect the actual yield to maturity of the Offered Certificates, even if the rate of defaults and severity of losses are inconsistent with an investor's expectations. In general, the earlier a loss borne by an investor occurs, the greater is the effect on such investor's yield to maturity. Even if losses on an Underlying Mortgage Loan are not allocable to the MBS Security evidencing an interest in such Underlying Mortgage Loan, such losses may affect the weighted average life of the MBS Security and, therefore, the Offered Certificates.] [Although the MBS Securities are guaranteed by the Agency, faster than anticipated losses on the Underlying Mortgage Loans would result in a faster return of principal on the MBS Security and, therefore, the Offered Certificates. This could have an adverse effect on the yield to maturity of the Offered Certificates. Such effect could be severe in the case of the Class B Certificates.]

[LIMITED INFORMATION

         The information set forth in this Prospectus Supplement with respect to the Underlying Mortgage Loans is derived solely from reports provided by the master servicer of the related MBS Security. There is no assurance that such information is accurate. In addition, available information does not permit the Depositor to determine the origination, credit appraisal and underwriting practices of the originators of the Underlying Mortgage Loans.]

                        DESCRIPTION OF THE CERTIFICATES

GENERAL

         The Series 199_-__ Certificates (the "Certificates") will consist of the Class A Certificates, the Class B Certificates [and the _____
Certificates). Only the Class A Certificates and the Class B Certificates (collectively, the Offered Certificates") are offered hereby.

         The Certificates will represent in the aggregate the entire beneficial ownership interest in the Trust Fund. The Trust Fund will consist of (i) the MBS Securities and (ii) such assets as from time to time are identified as deposited in respect of the MBS Securities in the account established by the [Master Servicer][Trustee] for the collection of payments on the MBS Securities (the "Certificate Account").

         The Class A Certificates will be issuable in registered form in denominations of $_______ and integral multiples of $________ in excess thereof, with one Certificate of such class evidencing such a denomination plus an additional amount equal to the remainder of the initial Certificate Principal Balance of the Class A Certificates. The Class B Certificates will be offered in registered form in denominations corresponding to notional amounts of $_________ and integral notional amounts of in excess thereof, one Certificate of such class having a notional amount equal to such a denomination plus an additional notional amount equal to the remainder of the initial aggregate Notional Amount of the Class B Certificates.

         The Offered Certificates, other than the Class B Certificates, will initially be represented by one or more Certificates registered in the name of Cede & Co., as nominee of the Depository Trust Company ("DTC"). Any person acquiring a beneficial ownership interest in an Offered Certificate (each, a "Beneficial Owner") will not be entitled to receive a Certificate of the related class in registered certificated form except in the event that Definitive Certificates (as defined herein) are issued for all Certificates of such class under the limited circumstances described herein. Until such time the rights of the Beneficial owners may only be exercised through DTC and its participating organizations, except as otherwise described herein. See "Description of the Certificates--Book-Entry Registration and Definitive Certificates" in the Prospectus.

         Distributions on the Offered Certificates will be made on the ___ day of each month, or, if such day is not a business day, on the succeeding business day, commencing in __________ (each a "Distribution Date"), to Certificateholders of record as of the close of business on the last business day of the month immediately preceding the month in which such Distribution Date occurs (as to any Distribution Date, the related "Record Date"). Distributions on the Offered Certificates will be made to each registered holder entitled thereto, either (i) by check mailed to the address of such Certificateholder as it appears on the books of the Trustee, or (ii) at the request, submitted to the Trustee in writing at least five business days prior to the related Distribution Date, of any holder of, Class A Certificates having an initial Certificate Principal Balance of not less than $_______ or of Class B Certificates having an initial Notional Amount of not less than $_________, by wire transfer in immediately available funds; provided that the final distribution in respect of any offered Certificate will be made only upon presentation and surrender of such Certificate at the Corporate Trust Office of the Trustee. See "Description of the Trust Agreement--The Trustee" herein.

AVAILABLE DISTRIBUTION AMOUNT

         The "Available Distribution Amount" for any Distribution Date is equal to the amount on deposit in the Certificate Account as of the close of business on the business day preceding such Distribution Date (the related "Determination Date"), net of any reinvestment income on such amounts, any amounts representing the Trust Administration Fee and any amounts reimbursable to the Master Servicer or the Trustee. Distributions will be made to the holders of the Certificates entitled thereto only if, and to the extent that, the [Master Servicer][Trustee] received payments on the MBS Securities. [Although the timely payment of interest and the ultimate payment of principal on the MBS Securities is guaranteed by the Agency,) the Certificates are not guaranteed by, and do not represent interests in or obligations of, [the Agency,] the Depositor, the Master Servicer, the Trustee or their respective affiliates.

INTEREST DISTRIBUTIONS

         Holders of each class of the Offered Certificates will be entitled to receive interest distributions in an amount equal to the Accrued Certificate Interest (as defined below) on such class on each Distribution Date, to the extent of the Available Distribution Amount (as defined herein) for such Distribution Date, net of any Prepayment Interest Shortfalls on the MBS Securities allocable to such class.

         With respect to any Distribution Date, Accrued Certificate Interest will be equal to (a) in the case of the Class A Certificates, one month's interest on the Certificate Principal Balance of such class at the related Pass-Through Rate and (b) in the case of the Class B Certificates, one month's interest accrued on the Notional Amount for such class at the related Pass-Through Rate.

         The Notional Amount of the Class B Certificates is initially equal to approximately $_______, and thereafter, as of any date of determination, will be equal to the Certificate Principal Balance of the Class A Certificates as of such date of determination.

PRINCIPAL DISTRIBUTIONS

         Holders of the Class A Certificates will be entitled to receive on each Distribution Date, to the extent of the portion of the Available Distribution Amount remaining after distributions of the Interest Distribution Amount to the holders of the Class A Certificates and Class B Certificates, a distribution allocable to principal generally equal to the sum of (i) all scheduled payments of principal due on the MBS Securities during the related Due Period and received as of the Determination Date related to such Distribution Date and (ii) all principal prepayments and other unscheduled principal recoveries received during the related Due Period in respect of the MBS Securities (including amounts received as a result of the purchase of any MBS Security by the Depositor as described herein under "Substitution of Trust Fund Assets").

         Holders of the Class B Certificates will not be entitled to distributions in respect of principal.

                               THE MBS SECURITIES

         (The MBS Securities consist of _____ mortgage pass-through certificates, each of which is guaranteed as to the timely payment of interest and the ultimate payment of principal by _____ (the "Agency"). The guarantee of the Agency is an obligation solely of the Agency and is not backed by the full faith and credit of the United States of America.

         Set forth below, with respect to each MBS Security, is the pool number, the date of original issue, the latest stated maturity of any Underlying Mortgage Loan evidenced by such MBS Security as of the date of original issue thereof, [the weighted average net mortgage rate ("WAC") of the related Underlying Mortgage Loans as of the date of original issue of such MBS Security) and the weighted average remaining term to maturity ("WAM") of the related Underlying Mortgage Loans as of the date of original issue of such MBS Security, the outstanding principal balance of such MBS Security as of the Cut-off Date and the interest rate borne by such MBS Security. Such information is based solely on information published in The Bond Buyer and has not been independently verified by the Depositor. The information with respect to the WAC and WAM does not reflect the payment experience on the related Underlying Mortgage Loans subsequent to the date of original issue of the applicable MBS Security and, accordingly, investors are cautioned that the current WAC and WAM may differ, and may differ significantly, from those stated below.]

         [The MBS Securities consist of mortgage pass-through certificates or mortgage participation certificates issued by [various issuers] [_____] (the "MBS Issuers" or "Underlying Issuer[s]"). The MBS Securities evidence solely a beneficial ownership interest in the related Underlying Mortgage Loans and are not guaranteed by, and do not represent an interest in or obligation of, the Underlying Issuer[s].

         SET FORTH BELOW, WITH RESPECT TO EACH MBS SECURITY, IS THE MBS ISSUER, THE SERIES AND CLASS OF SUCH MBS SECURITY, DATE OF ORIGINAL ISSUE, THE WEIGHTED AVERAGE NET MORTGAGE RATE OF THE RELATED UNDERLYING MORTGAGE LOANS AS OF THE CUT-OFF DATE, THE WEIGHTED AVERAGE REMAINING TERM TO STATED MATURITY OF THE RELATED UNDERLYING MORTGAGE LOANS AS OF THE CUT-OFF DATE, THE LATEST STATED MATURITY DATE OF ANY RELATED UNDERLYING MORTGAGE LOAN AS OF THE CUT-OFF DATE, THE AGGREGATE OUTSTANDING PRINCIPAL BALANCE OF THE MBS SECURITY AS OF THE CUT-OFF DATE AND THE SECURITY RATE. INFORMATION REGARDING THE UNDERLYING MORTGAGE LOANS IS BASED SOLELY ON INFORMATION PROVIDED BY THE MASTER SERVICER FOR THE RELATED MBS SECURITY. SUCH INFORMATION HAS NOT BEEN INDEPENDENTLY VERIFIED BY THE DEPOSITOR.]

         [Applicable table to be provided]

                              YIELD CONSIDERATIONS

PAYMENT DELAY

         The effective yield to the holders of the Offered Certificates will be lower than the yield otherwise produced by the applicable related Pass-Through Rate and purchase price because monthly distributions will not be payable to such holders until the ___ day (or the immediately following business day if such day is not a business day) of the month following the month in which interest accrues on the MBS Securities (without any additional distribution of interest or earnings thereon in respect of such delay).

PAYMENTS ON THE UNDERLYING MORTGAGE LOANS AND MBS SECURITIES

         The rate of distributions in reduction of the principal balance of the Class A Certificates, the aggregate amount of distributions on the Offered Certificates and the yield to maturity of the Class A Certificates purchased at a discount or premium will depend on the rate of payment of principal on the MBS Securities, which, in turn, will be directly related to the rate of payments of principal (both scheduled and unscheduled payments thereof) on the Underlying Mortgage Loans.

         The rate of payment of principal of the Class A Certificates, the aggregate amount of each distribution on and the yield to maturity of all Certificates will depend on the rate of payment of principal on the MBS Securities, which, in turn, will be affected by the rate of payment of principal (including prepayments, defaults and liquidations) of the Underlying Mortgage Loans. The rate of payment of principal varies significantly from time to time and between pools of Underlying Mortgage Loans at any time and will be affected by a variety of factors. If prevailing interest rates vary significantly from the interest rates on the Underlying Mortgage Loans, the Underlying Mortgage Loans are likely to be subject to higher or lower prepayment rates than if prevailing interest rates are at or near the interest rates on the Underlying Mortgage Loans. In general, when the level of prevailing interest rates declines significantly below the interest rates on the Mortgage Loans, the rate of prepayments is likely to increase, and, when the level of prevailing interest rates rises significantly above the interest rates on the Underlying Mortgage Loans, the rate of prepayments is likely to decline. The rate and timing of principal payments in respect of the Underlying Mortgage Loans, and therefore the MBS Securities, also depends on the rate and timing of defaults by the mortgagors of the Underlying Mortgage Loans. See "--Effect of Defaults by Mortgagors on Underlying Mortgage Loans" below. The rate of payment of principal on the Underlying Mortgage Loans (and, therefore, the Class A Certificates) may also be affected by any repurchases of the Underlying Mortgage Loans by the [MBS Issuer] [Agency], the repurchase prices of which would be passed through to Certificateholders.

         In general, if a Class A Certificate is purchased at a premium and principal distributions thereon occur at a rate faster than anticipated at the time of purchase, the investor's actual yield to maturity will be lower than that assumed at the time of purchase. Conversely, if a Class A Certificate is purchased at a discount and principal distributions thereon occur at a rate slower than that assumed at the time of purchase, the investor's actual yield to maturity will be lower than assumed at the time of purchase.

         The yield on the Class B Certificates will be especially sensitive to the rate of principal payments on the MBS Securities and may fluctuate significantly from time to time. Investors should fully consider the associated risks, including the risk that if the rate of principal payments is rapid, the investors may not recover their initial investments.

EFFECT OF DEFAULTS BY MORTGAGORS ON UNDERLYING MORTGAGE LOANS

         The aggregate amount of distributions on the Offered Certificates, the yield to maturity on the Offered Certificates, the rate of principal payments on the Class A Certificates and the weighted average life of the Class A Certificates will be affected by the rate and timing of delinquencies and defaults on the Underlying Mortgage Loans. [If a purchaser of an Offered Certificate calculates its anticipated yield based on assumed rates of default and amount of losses on the Underlying Mortgage Loans that is lower than the default rate and amount of losses actually experienced and such additional losses are allocable to the MBS Security evidencing an interest in such Underlying Mortgage Loan, such purchaser's actual yield to maturity will be lower than that so calculated and could, under certain circumstances, be negative. The timing of any loss on a liquidated Underlying Mortgage Loan allocable to the MBS Security evidencing an interest in such Underlying Mortgage Loan will also affect the actual yield to maturity of the Offered Certificates, even if the rate of defaults and severity of losses are inconsistent with an investor's expectations. In general, the earlier a loss borne by an investor occurs, the greater is the effect on such investor's yield to maturity. Even if losses on an Underlying Mortgage Loan are not allocable to the MBS Security evidencing an interest in such Underlying Mortgage Loan, such losses may affect the weighted average life of the MBS Security and, therefore, the Offered Certificates.][Although the MBS Securities are guaranteed by the Agency, faster than anticipated losses on the Underlying Mortgage Loans would result in a faster return of principal on the MBS

Security and, therefore, the Offered Certificates. This could have an adverse effect on the yield to maturity of the Offered Certificates. Such effect could be severe in the case of the Class B Certificates.]

PREPAYMENTS

         Prepayments on mortgages are commonly measured relative to a prepayment standard or model. Prepayments on mortgage loans may be measured by a prepayment standard or model. The model used in this Prospectus Supplement is the "Constant Prepayment Rate" or "CPR" model. The CPR model represents an assumed constant annual rate of prepayment each month, expressed as a per annum percentage of the then scheduled principal balance of the pool of mortgage loans. As used in each of the following tables, the column headed "0%" assumes that none of the Mortgage Loans is prepaid before maturity. The columns headed "___%", "___%", "___%" and "___%" assume that prepayments on the Mortgage Loans are made at those CPRs. There is no assurance, however, that prepayments of the Mortgage Loans will conform to any level of CPR, and no representation is made that the Mortgage Loans will prepay at the CPRs shown or at any other prepayment rate.]

          The following tables indicate the percentage of the initial Certificate Balance of each Class of Offered Certificates that would be outstanding after each of the dates shown at various CPRs and the corresponding weighted average life of each such Class of Offered Certificates. The tables have been prepared on the basis of the following assumptions, among others:
[describe assumptions].

         Based on the foregoing assumptions, the following table indicates the resulting weighted average lives of the Class A Certificates and sets forth the percentage of the initial Certificate Balance of the Class A Certificates that would be outstanding after each of the dates shown at the indicated CPRs.

                            [Table to be provided.]


         Based on the foregoing assumptions, the following table indicates the resulting weighted average lives of the Class B Certificates and sets forth the percentage of the initial Certificate Balance of the Class B Certificates that would be outstanding after each of the dates shown at the indicated CPRs.

                            [Table to be provided.]

         The following table indicates the sensitivity of the pre-tax yield to maturity on a corporate bond equivalent basis of the Class B Certificates to various rates of prepayment on the Underlying Mortgage Loans.

                            [Table to be provided.]

         The pre-tax yields set forth in the preceding table were calculated based on the assumptions that (i) the purchase price of the Class A Certificates and the Class B Certificates are ___% and ___% of their aggregate initial Certificate Principal Balance and aggregate initial Notional Amount, respectively, plus accrued interest from the Cut-off Date, (ii) all of the Underlying Mortgage Loans have identical payment provisions, net mortgage rates equal to ___% and remaining terms to maturity at the Cut-off Date equal to _____ months, (iii) such Underlying Mortgage Loans prepay monthly at the specified CPR, (iv) the settlement date for the purchase of the Class A Certificates is __________,19___ and (v) payments or principal and interest on the Underlying Mortgage Loans for a particular month are passed through to Certificateholders on the day of the [second) succeeding month, beginning __________, 19__.

         The pre-tax yields set forth in the preceding table were calculated by determining the monthly discount rates which, when applied to an assumed stream of cash flows to be paid on Class B Certificates, would cause the discounted present value of such assumed stream of cash flows to equal the assumed purchase price of such Certificates and by converting such monthly rates to corporate bond equivalent rates. Such calculation does not take into account variations that may occur in the interest rates at which investors may be able to reinvest funds received by them as distributions on the Class B Certificates and consequently does not purport to reflect the return on any investment in Class B certificates when such reinvestment rates are considered.

         Notwithstanding the assumed prepayment rates reflected in the preceding table, it is highly unlikely that the Underlying Mortgage Loans will prepay at a constant rate until maturity or that all of the Underlying Mortgage Loans will prepay at the same time. Thus, the pre-tax yields on the Class B Certificates are likely to differ from those shown in such table, even if all of the Underlying Mortgage Loans prepay at the indicated percentages of CPR.

         [The following table set forth, among other things, the most recent prepayment experience publicly available on __________, 19___ for securities guaranteed by the Agency and outstanding and having the same pass-through rates as the MBS Securities to be deposited in the Trust Fund.

                            [Table to be provided.]

         The historical rate of principal payments (including prepayments) set forth in the table above has been computed from information published in The Bond Buyer. The Depositor believes that such information is accurate, but has not means of verifying the data. The historical rate of principal payments (including prepayments ) on the MBS Securities can also be computed from the information published in The Bond Buyer. The Depositor makes no representation that the Underlying Mortgage Loans will prepay in the manner or at any of the rates assumed in the table set forth above.

         The Depositor believes that the historical payment experience (including prepayments) on such securities is not necessarily indicative of the future prepayment experience of the Underlying Mortgage Loans. Since the rate of principal payments (including prepayments) on the Underlying Mortgage Loans will significantly affect the yield to maturity on the Offered Certificates, prospective investors are urged to consult their investment advisors as to both the rate of future principal payments (including prepayments) on the Underlying Mortgage Loans and the suitability of the Offered Certificates to their investment objectives.

                       DESCRIPTION OF THE TRUST AGREEMENT

GENERAL

         The Offered Certificates will be issued pursuant to a Trust Agreement to be dated as of the Cut-off Date among the Depositor, the Master Servicer and the Trustee (the "Trust Agreement"), a form of which is 'filed as an exhibit to the Registration Statement. Reference is made to the Prospectus for important information additional to that set forth herein regarding the terms and conditions of the Trust Agreement and the Certificates. The Depositor will provide to a prospective or actual Certificateholder without charge, on written request, a copy (without exhibits) of the Trust Agreement. Requests should be addressed to PaineWebber Mortgage Acceptance Corporation V, 1285 Avenue of the Americas, New York, New York 10019, Attention: ___________.

THE TRUSTEE

         ___________________, a [national banking association] [commercial banking corporation chartered by the [State] [Commonwealth] of ________________], will act as Trustee for the holders of the Certificates pursuant to the Trust Agreement. The Trustee's principal executive offices are located at ____________________, and its telephone number is (___) ____-____.

THE MASTER SERVICER

         ___________, a ___________ corporation, will act as Master Servicer of the MBS Securities pursuant to the Trust Agreement and, as such, will collect payments on the MBS Securities and remit them to the Trustee for distribution to Certificateholders.

PAYMENT OF EXPENSES

         The fees of the Trustee and the fees of the Master Servicer will be payable monthly at a rate of _____% per annum (the "Trust Administration Fee") on the aggregate outstanding principal balance of the MBS Securities from time to time.

VOTING RIGHTS

         At all times ___% of the Voting Rights will be allocated among the holders of the Offered Certificates in proportion to the then outstanding Certificate Principal Balances of their respective Certificates and ___% of the Voting Rights will be allocated among the holders of the Class B Certificates in proportion to their respective Notional Amounts.

TRANSFERS TO ERISA PLANS

         No transfer of an Offered Certificate or any interest therein may be made to an employee benefit plan or other retirement plan or arrangement, including individual retirement accounts and annuities, Keogh plans and collective investment funds in which such plans, accounts or arrangements are invested, or "government plans" as defined in Section 3(32) of ERISA, unless the prospective transferee provides the Depositor and the Trustee with a certification of facts and an opinion of counsel which establishes to the satisfaction of the Depositor and the Trustee that such transfer will not result in a violation of ERISA or cause the Depositor to be deemed to be a fiduciary of such a plan or result in the imposition of an excise tax under the Code on the Depositor.

TERMINATION

         The circumstances under which the obligations created by the Trust Agreement will terminate in respect of the Certificates are described in the Prospectus under the caption "Description of Certificates--Termination." In addition, at its option, the Depositor may repurchase all of the MBS Securities in the Trust Fund and thereby effect early retirement of the Offered Certificates on any Distribution Date on which the then outstanding principal balance of the MBS Securities remaining in the Trust Fund is less than

___% of the aggregate outstanding principal balance of the MBS Securities as of the Cut-off Date. In the event the Depositor exercises such option, the repurchase price distributed with respect to each Class A Certificate will be 100% of its then outstanding Certificate Principal Balance plus interest thereon at the Pass-Through Rate thereon, and with respect to each Class B Certificate will be accrued interest on the then Notional Amount thereof at the Pass-through Rate thereon.

                        FEDERAL INCOME TAX CONSEQUENCES

                               [To be provided.]

                                LEGAL INVESTMENT

         [As long as the Offered Certificates are rated in one of the two highest rating categories by at least one nationally recognized statistical rating organization and each Underlying Mortgage Loan is secured by a first priority lien on a single parcel of real property upon which is located (a) a dwelling or mixed residential and commercial structure or a residential manufactured home, or (b) one or more parcels of real property upon which is located one or more commercial structures, the Offered Certificates will constitute "mortgage related securities" within the meaning of the Secondary Mortgage Market Enhancement Act of 1984 ("SMMEA").]

         [The Offered Certificates will [not] be "mortgage related securities" for purposes of SMMEA. As a result, the appropriate characterization of the Offered Certificates under various legal investment restrictions, and thus the ability of investors subject to these restrictions to purchase the Offered Certificates, is subject to significant interpretive uncertainties.]

         [Except as to the status of the Offered Certificates as "mortgage related securities," no] [No] representation is made as to the proper characterization of the Offered Certificates for legal investment purposes, financial institution regulatory purposes, or other purposes, or as to the ability of particular investors to purchase the Offered Certificates under applicable legal investment or other restrictions. All institutions whose investment activities are subject to legal investment laws and regulations, regulatory capital requirements or review by regulatory authorities should consult with their own legal advisors in determining whether and to what extent the Offered Certificates constitute legal investments for them or are subject to investment, capital or other restrictions.

         See "Legal Investment" in the Prospectus.

                              PLAN OF DISTRIBUTION

         Subject to the terms and conditions set forth in the Underwriting Agreement dated ________, 19__ between PaineWebber Incorporated (the "Underwriter") and the Depositor, the Depositor has agreed to sell and the Underwriter has agreed to purchase the Offered Certificates. The Underwriter is obligated to purchase all Offered Certificates if it purchases any Offered Certificates.

         [The Depositor has been advised by the Underwriter that the Underwriter proposes initially to offer all of the Offered Certificates to the public at the public offering prices set forth on the cover page of this Prospectus Supplement and to certain dealers at such prices less a concession not in excess of ___% of the initial Certificate Principal Balance of the Class A Certificates and ___% of the initial Notional Amount of the Class B Certificates. The Underwriter may allow and such dealers may reallow concessions not in excess of ___% of the initial aggregate Certificate Principal Balance of the Class A Certificates and ___% of the initial Notional Amount of the Class B Certificates. After the initial public offering, the public offering prices and such concessions may be changed.

         [The Depositor has been advised by the Underwriter that the Offered Certificates will be offered by the Underwriter from time to time in negotiated transactions or otherwise at varying prices to be determined at the time of sale. Proceeds to the Depositor from the sale of the Offered Certificates will be ___% of the aggregate Certificate Principal Balance of the Offered Certificates, plus accrued interest at the Pass-Through Rate from the Cut-off Date, before deducting expenses payable by the Depositor. In connection with the purchase and sale of Offered Certificates, the Underwriter may be deemed to have received compensation from the Depositor in the form of underwriting discounts.

         There can be no assurance that a secondary market for the Offered Certificates will develop or, if it does develop, that it will continue. The primary source of information available to investors concerning the Offered Certificates will be the monthly statements discussed in the Prospectus under "Description of the Certificates Statements to Certificateholders," which will include information as to the outstanding principal balance of the Class A Certificate, the outstanding Notional Amount of the Class B Certificates and the Pass-Through Rates thereon. There can be no assurance that any additional information regarding the Offered Certificates will be available through any other source. In addition, the Depositor is not aware of any source through which price information about the Offered Certificates will be generally available on an ongoing basis. The limited nature of such information regarding the Offered Certificates may adversely affect the liquidity of the Certificates, even if a secondary market for the Offered Certificates becomes available.

         [If and to the extent required by applicable law or regulation, this Prospectus Supplement and the Prospectus will be used by the Underwriter in connection with offers and sales related to market-making transactions in the Offered Certificates in which the underwriter acts as principal. The Underwriter may also act as agent in such transactions. Sales may be made at negotiated prices determined at the time of sale.]

                                 LEGAL MATTERS

         Certain legal matters relating to the Certificates will be passed upon for the Depositor and for the Underwriter by O'Melveny & Myers LLP, New York, New York.

                                    RATINGS

         It is a condition to the issuance of the Offered Certificates that they be rated "_____" and "_____" by _______ and _______ (each a "Rating Agency"), respectively. A security rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the assigning rating organization. Each security rating should be evaluated independently of any other security rating. A security rating does not address the frequency of prepayments on the MBS Securities or the underlying Mortgage Loans, or the corresponding effect on yield to investors. In particular, the ratings assigned to the Class B Certificates do not address the possibility that the holders of such Certificates may fail to fully recover their initial investments. See "Ratings" in the Prospectus.

Information contained herein is subject to completion or amendment. A registration statement relating to these securities has been filed with the Securities and Exchange Commission. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This prospectus shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any State in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such State.


                SUBJECT TO COMPLETION, DATED SEPTEMBER __, 1998

PROSPECTUS

                       MORTGAGE PASS-THROUGH CERTIFICATES
                              (ISSUABLE IN SERIES)

                 PAINEWEBBER MORTGAGE ACCEPTANCE CORPORATION V
                                   DEPOSITOR

     The mortgage pass-through certificates offered hereby and by Supplements to this Prospectus (the "Offered Certificates") will be offered from time to time in series. The Offered Certificates of any series, together with any other mortgage pass-through certificates of such series, are collectively referred to herein as the "Certificates."

     Each series of Certificates will represent in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund") to be established by the Depositor. The Certificates of each series may be divided into one or more classes (each, a "Class"), each of which will evidence beneficial ownership of a specified percentage or portion of future interest payments, a specified percentage or portion of future principal payments on the assets in the related Trust Fund or both as described herein and in the related Prospectus Supplement. In addition, the rights of holders of certain Classes of Certificates to receive distributions of principal and interest may be subordinated to those of other Classes to the extent described in the related Prospectus Supplement. Each Trust Fund shall consist primarily of a segregated pool of multifamily or commercial mortgage loans or participation interests therein, together with installment sales contracts (collectively the "Mortgage Loans") and/or agency or non-agency mortgage pass-through certificates or other mortgage-backed securities evidencing interests in or secured by Mortgage Loans (the "MBS Securities") that evidence interests in, or that are secured by pledges of, one or more of the following types of real property (each, a "Mortgaged Property"): (i) residential properties consisting of five or more rental or cooperatively-owned dwelling units (or shares allocable to a number of such units and proprietary leases appurtenant thereto) ("Multifamily Properties") and (ii) commercial properties consisting of (a) office buildings, retail facilities related to the sale of goods and products and facilities related to providing entertainment, recreation or personal services, hotels and motels, casinos, nursing homes, hospitals or other health care-related facilities, recreational vehicle parks, warehouse facilities, mini-warehouse facilities, self-storage facilities, industrial facilities, parking lots, auto parks, golf courses, arenas, mobile home parks and restaurants (or cooperatively owned units therein), (b) mixed use properties (that is, any combination of the foregoing) and (c) unimproved land ("Commercial Properties").

     The Certificates will not represent an obligation of or an interest in the Depositor, any Master Servicer or Special Servicer or any of their respective affiliates, except to the limited extent described herein and in the related Prospectus Supplement. Neither the Certificates nor any assets in the related Trust Fund will be guaranteed or insured by any governmental agency or instrumentality or by any other person, unless otherwise provided in the related Prospectus Supplement.

     As described in the related Prospectus Supplement, the Certificates of each Series, including the Offered Certificates, will consist of one or more classes of Certificates that may (i) be senior or subordinate to one or more other classes of Certificates in respect of certain distributions on the Certificates; (ii) be entitled to principal distributions, with disproportionately low, nominal or no interest distributions; (iii) be entitled to interest distributions, with disproportionately low, nominal or no principal distributions; (iv) provide for distributions of accrued interest thereon commencing only following the occurrence of certain events, such as the retirement of one or more other classes of Certificates of such series; and/or
(v) provide for payments of principal sequentially, based on specified payment schedules or other methodologies, to the extent of available funds. See "Description of the Certificates."

     If so specified in the related Prospectus Supplement, the Trust Fund for a series of Certificates may include letters of credit, insurance policies, guarantees, reserve funds or other types of credit support described in this Prospectus, or any combination thereof (with respect to any series, collectively, "Credit Support"), and interest rate exchange agreements, interest rate cap or floor agreements or currency exchange agreements described in this Prospectus, or any combination thereof (with respect to any series, collectively, "Cash Flow Agreements"). See "Description of the Trust Funds", "Description of the Certificates" and "Description of Credit Support."

     PROSPECTIVE INVESTORS SHOULD REVIEW THE INFORMATION APPEARING UNDER THE CAPTION "SPECIAL CONSIDERATIONS" ON PAGE 20 OF THIS PROSPECTUS HEREIN AND IN THE RELATED PROSPECTUS SUPPLEMENT BEFORE PURCHASING ANY OFFERED CERTIFICATES.

     If so provided in the related Prospectus Supplement, an election may be made to treat the related Trust Fund or one or more designated portions thereof as one or more "real estate mortgage investment conduits" or "financial asset securitization investment trusts" for federal income tax purposes. See "Certain Federal Income Tax Consequences" herein.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

     The Depositor does not intend to list any of the Offered Certificates on any securities exchange and has not made any other arrangement for secondary trading of the Certificates. Prior to issuance there will have been no market for the Certificates of any series and there can be no assurance that a secondary market for any Offered Certificates will develop or that, if such a market does develop, that it will continue.

     It will be a condition to the issuance of the Certificates of each series that the Offered Certificates of such series be rated in one of the four highest rating categories by one or more nationally recognized statistical rating organizations.

     Offers of the Offered Certificates may be made through one or more different methods, as more fully described under "Plan of Distribution" herein and in the related Prospectus Supplement. All Offered Certificates will be distributed by, or sold by underwriters managed by:

                            PAINEWEBBER INCORPORATED

-------------------------------------------------------------------------------

THIS PROSPECTUS MAY NOT BE USED TO CONSUMMATE SALES OF CERTIFICATES OFFERED HEREBY UNLESS ACCOMPANIED BY A PROSPECTUS SUPPLEMENT.

               THE DATE OF THIS PROSPECTUS IS _____________, ____

     Until 90 days after the date of each Prospectus Supplement, all dealers effecting transactions in the Offered Certificates covered by such Prospectus Supplement, whether or not participating in the distribution thereof, may be required to deliver such Prospectus Supplement and this Prospectus. This is in addition to the obligation of dealers to deliver a Prospectus and Prospectus Supplement when acting as underwriters and with respect to their unsold allotments or subscriptions.

                             PROSPECTUS SUPPLEMENT

     As more particularly described herein, the Prospectus Supplement relating to the Offered Certificates of each series will, among other things, set forth with respect to such Certificates, as appropriate: (i) a description of the Class or Classes of Offered Certificates, the payment provisions with respect to each such Class and the rate at which interest accrues on such Certificates (the "Pass-Through Rate") or the method of determining the Pass-Through Rate with respect to each such Class and whether interest with respect to each such Class will accrue from time to time on its aggregate principal amount or on a specified notional amount, if at all; (ii) the aggregate principal amount or notional amount and distribution dates relating to such series and, if applicable, the initial and final scheduled distribution dates for each Class;
(iii) information as to the assets comprising the Trust Fund for such series, including the general characteristics of the assets included therein, including the Mortgage Assets and any Credit Support and Cash Flow Agreements (with respect to the Offered Certificates of any series, the "Trust Assets"); (iv) the circumstances, if any, under which the related Trust Fund may be subject to early termination; (v) additional information with respect to the method of distribution of such Offered Certificates; (vi) whether one or more REMIC or FASIT elections will be made and the designation of the regular interests and residual interests in each REMIC or FASIT to be created; (vii) the aggregate original percentage ownership interest in the Trust Fund to be evidenced by each Class of Certificates; (viii) information as to any Master Servicer, any Special Servicer (or provision for the appointment thereof) and the Trustee, as applicable; (ix) information as to the nature and extent of subordination with respect to any Class of Certificates that is subordinate in right of payment to any other Class; and (x) whether such Offered Certificates will be initially issued in definitive or book-entry form.

                             AVAILABLE INFORMATION

     The Depositor has filed with the Securities and Exchange Commission (the "Commission") a Registration Statement (of which this Prospectus forms a part) under the Securities Act of 1933, as amended, with respect to the Offered Certificates. This Prospectus and the Prospectus Supplement relating to each series of Offered Certificates contain summaries of the material terms of the documents referred to herein and therein, but do not contain all of the information set forth in the Registration Statement pursuant to the rules and regulations of the Commission. For further information, reference is made to such Registration Statement and the exhibits thereto. Such Registration Statement and exhibits can be inspected and copied at prescribed rates at the public reference facilities maintained by the Commission at its Public Reference Section, 450 Fifth Street, N.W., Washington, D.C. 20549, and at its Regional Offices located as follows: Chicago Regional Office, 500 West Madison, 14th Floor, Chicago, Illinois 60661; and New York Regional Office, Seven World Trade Center, New York, New York 10048. The Commission also maintains a World Wide Web site, which provides on-line access to reports, proxy and information statements and other information regarding registrants that file electronically with the Commission, at the address "http://www.sec.gov."

     No person has been authorized to give any information or to make any representations other than those contained in this Prospectus and any Prospectus Supplement with respect hereto and, if given or made, such information or representations must not be relied upon. This Prospectus and any Prospectus Supplement with respect hereto do not constitute an offer to sell or a solicitation of an offer to buy any securities other than the Offered Certificates or an offer of the Offered Certificates to any person in any state or other jurisdiction in which such offer would be unlawful. The delivery of this Prospectus at any time does not imply that information herein is correct as of any time subsequent to its date; however, if any material change occurs while this Prospectus is required by law to be delivered, this Prospectus will be amended or supplemented accordingly.

     A Master Servicer or the Trustee will be required to mail to holders of Offered Certificates of each series periodic unaudited reports concerning the related Trust Fund. If beneficial interests in a Class of Offered Certificates are being held and transferred in book-entry format through the facilities of The Depository Trust Company ("DTC") as described herein, then unless otherwise provided in the related Prospectus Supplement, such reports will be sent on behalf of the related Trust Fund to Cede & Co. ("Cede"), as nominee of The Depository Trust Company ("DTC") and registered holder of the Offered Certificates, pursuant to the applicable Agreement. Such reports may be available to holders of interests in the Certificates (the "Certificateholders") upon request to their respective DTC participants. See "Description of the Certificates--Reports to Certificateholders" and "Description of the Agreements-- Evidence as to Compliance". The Depositor will file or cause to be filed with the Commission such periodic reports with respect to each Trust Fund as are required under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules and regulations of the Commission thereunder.

               INCORPORATION OF CERTAIN INFORMATION BY REFERENCE

     There are incorporated herein by reference all documents and reports filed or caused to be filed by the Depositor with respect to a Trust Fund pursuant to
Section 13(a), 13(c), 14 or 15(d) of the Exchange Act, prior to the termination of an offering of Offered Certificates evidencing interests therein. The Depositor will provide or cause to be provided without charge to each person to whom this Prospectus is delivered in connection with the offering of one or more Classes of Offered Certificates, a copy of any or all documents or reports incorporated herein by reference, in each case to the extent such documents or reports relate to one or more of such Classes of such Offered Certificates, other than the exhibits to such documents (unless such exhibits are specifically incorporated by reference in such documents). Requests to the Depositor should be directed in writing to its principal executive office at 1285 Avenue of the Americas, New York, New York 10019, Attention: Secretary, or by telephone at (212) 713-2000. The Depositor has determined that its financial statements are not material to the offering of any Offered Certificates.

                               TABLE OF CONTENTS

                                                                                                      Page

PROSPECTUS SUPPLEMENT..................................................................................  4

AVAILABLE INFORMATION..................................................................................  4

INCORPORATION OF CERTAIN INFORMATION BY REFERENCE......................................................  5

SUMMARY OF PROSPECTUS.................................................................................. 11

SPECIAL CONSIDERATIONS................................................................................. 20
         Limited Liquidity............................................................................. 20
         Limited Assets................................................................................ 20
         Yield Considerations.......................................................................... 20
         Risks Associated with Certain Mortgage Loans and Mortgaged Properties......................... 21
         Adjustable Rate Mortgages..................................................................... 22
         Balloon Payments.............................................................................. 22
         Credit Support Limitations.................................................................... 23
         Enforceability................................................................................ 24
         Environmental Risks........................................................................... 24
         Control....................................................................................... 25
         DESCRIPTION OF THE TRUST FUNDS................................................................ 25
         Mortgage Assets............................................................................... 25
         Certificate Accounts.......................................................................... 30
         Credit Support................................................................................ 30
         Cash Flow Agreements.......................................................................... 31
         Book-Entry Registration....................................................................... 31
         Delinquent Mortgage Loans..................................................................... 32

USE OF PROCEEDS........................................................................................ 32

YIELD CONSIDERATIONS................................................................................... 32
         General....................................................................................... 32
         Pass-Through Rate............................................................................. 33
         Timing of Payment of Interest and Principal................................................... 33
         Principal Prepayments......................................................................... 33
         Prepayments--Maturity and Weighted Average Life............................................... 34
         Other Factors Affecting Weighted Average Life................................................. 36

THE DEPOSITOR.......................................................................................... 37

DESCRIPTION OF THE CERTIFICATES........................................................................ 37





                                       6



         General....................................................................................... 37
         Distributions................................................................................. 38
         Available Distribution Amount................................................................. 38
         Distributions of Interest on the Certificates................................................. 39
         Distributions of Principal of the Certificates................................................ 40
         Distributions on the Certificates of Prepayment Premium or in Respect of Equity
         Participations................................................................................ 41
         Allocation of Losses and Shortfalls........................................................... 41
         Advances in Respect of Delinquencies.......................................................... 41
         Reports to Certificateholders................................................................. 43
         Termination................................................................................... 45
         Book-Entry Registration and Definitive Certificates........................................... 46

DESCRIPTION OF THE AGREEMENTS.......................................................................... 48
         Assignment of Mortgage Assets; Repurchases.................................................... 49
         Representations and Warranties; Repurchases................................................... 50
         Certificate Account........................................................................... 52
         Collection and Other Servicing Procedures; Modifications...................................... 56
         Sub-Servicers................................................................................. 57
         Special Servicers............................................................................. 57
         Realization Upon Defaulted Whole Loans........................................................ 57
         Hazard Insurance Policies..................................................................... 61
         Due-on-Sale and Due-on-Encumbrance Provisions................................................. 62
         Retained Interest; Servicing Compensation and Payment of Expenses............................. 63
         Evidence as to Compliance..................................................................... 63
         Certain Matters Regarding a Master Servicer and the Depositor................................. 64
         Events of Default............................................................................. 65
         Rights Upon Event of Default.................................................................. 66
         Amendment..................................................................................... 67
         List of Certificateholders.................................................................... 67
         The Trustee................................................................................... 68
         Duties of the Trustee......................................................................... 68
         Certain Matters Regarding the Trustee......................................................... 68
         Resignation and Removal of the Trustee........................................................ 69

DESCRIPTION OF CREDIT SUPPORT.......................................................................... 69
         General....................................................................................... 69
         Subordinate Certificates...................................................................... 70
         Cross-Support Provisions...................................................................... 70
         Insurance or Guarantees with Respect to the Whole Loans....................................... 70
         Letter of Credit.............................................................................. 71
         Insurance Policies and Surety Bonds........................................................... 71
         Reserve Funds................................................................................. 71
         Credit Support with respect to MBS............................................................ 72




                                       7


CERTAIN LEGAL ASPECTS OF MORTGAGE LOANS................................................................ 72
         General....................................................................................... 73
         Types of Mortgage Instruments................................................................. 73
         Leases and Rents.............................................................................. 73
         Personalty.................................................................................... 74
         Foreclosure................................................................................... 74
         Leasehold Risks............................................................................... 78
         Cooperative Shares............................................................................ 79
         Bankruptcy Laws............................................................................... 80
         Environmental Legislation..................................................................... 83
         Due-on-Sale and Due-on-Encumbrance Provisions................................................. 85
         Subordinate Financing......................................................................... 86
         Default Interest and Limitations on Prepayments............................................... 86
         Adjustable Rate Loans......................................................................... 86
         Applicability of Usury Laws................................................................... 86
         Soldiers' and Sailors' Civil Relief Act of 1940............................................... 87
         Type of Mortgaged Property.................................................................... 88
         Americans with Disabilities Act............................................................... 88
         Forfeitures in Drug and RICO Proceedings...................................................... 88

CERTAIN FEDERAL INCOME TAX CONSEQUENCES................................................................ 89
         Federal Income Tax Consequences for REMIC Certificates........................................ 89
         Taxation of Regular Certificates.............................................................. 93
         Taxation of Residual Certificates.............................................................102
         Taxes That May Be Imposed on the REMIC Pool...................................................111
         Liquidation of the REMIC Pool.................................................................112
         Administrative Matters........................................................................112
         Limitations on Deduction of Certain Expenses..................................................113
         Taxation of Certain Foreign Investors.........................................................114
         Backup Withholding............................................................................115
         Reporting Requirements........................................................................115
         Federal Income Tax Consequences For Certificates as to Which No REMIC
         Election Is Made..............................................................................116
         Federal Income Tax Consequences for FASIT Certificates........................................123

Reporting Requirements and Backup Withholding..........................................................124
         Taxation of Certain Foreign Investors.........................................................124

STATE AND OTHER TAX CONSIDERATIONS.....................................................................125

ERISA CONSIDERATIONS...................................................................................125
         General.......................................................................................125
         Plan Asset Regulations........................................................................126
         Administrative Exemptions.....................................................................127




                                       8


         Unrelated Business Taxable Income; Residual Certificates......................................127

LEGAL INVESTMENT.......................................................................................127

METHOD OF DISTRIBUTION.................................................................................130

LEGAL MATTERS..........................................................................................131

FINANCIAL INFORMATION..................................................................................132

RATING.................................................................................................132


                             SUMMARY OF PROSPECTUS

     The following summary is qualified in its entirety by reference to the more detailed information appearing elsewhere in this Prospectus and by reference to the information contained in the Prospectus Supplement to be prepared and delivered in connection with each series of Certificates. An Index of Principal Definitions is included at the end of this Prospectus.


Title of Certificates.........      Mortgage Pass-Through Certificates, issuable in series
                                    (the "Certificates").

Depositor.....................      PaineWebber Mortgage Acceptance Corporation V, (the
                                    "Depositor"), a wholly-owned limited purpose finance
                                    subsidiary of PaineWebber Group Inc. The Depositor
                                    maintains its principal office at 1285 Avenue of the
                                    Americas, New York, New York. Its telephone number
                                    is (212) 713-2000. See "The Depositor."

Master Servicer...............      The master servicer (the "Master Servicer"), if any, for
                                    each series of Certificates will be named in the related
                                    Prospectus Supplement. See "Description of the
                                    Agreements--Collection and Other Servicing Procedures".

Special Servicer..............      The special servicer (the "Special Servicer"), if any, for each series of Certificates will be named, or the
                                    circumstances in which a Special Servicer may be
                                    appointed will be described, in the related Prospectus
                                    Supplement. See "Description of the
                                    Agreements--Special Servicers".

Trustee.......................
                                    The trustee (the "Trustee") for each series of Certificates will be named in the related Prospectus Supplement.
                                    See "Description of the Agreements--The Trustee".

Trust Fund....................
                                    Each series of Certificates will represent in the aggregate the entire beneficial ownership interest in a Trust Fund
                                    consisting primarily of:
A. Mortgage Assets............
                                    The Mortgage Assets with respect to each series of
                                    Certificates will consist of multifamily and/or
                                    commercial mortgage loans, or participation interests
                                    therein, together with installment sales contracts
                                    (the "Mortgage Loans"), agency or non-agency mortgage
                                    pass-through certificates

                                      10

                                       or other mortgage-backed securities evidencing interests in or secured by
                                       Mortgage Loans (the "MBS Securities") or a combination of Mortgage Loans or MBS
                                       Securities.

                                       The Mortgage Loans will not be guaranteed or insured by the Depositor or any of its affiliates or, unless otherwise provided in the Prospectus Supplement, by any governmental agency or instrumentality or any other person.

                                       To the extent described in the applicable Prospectus Supplement, the Mortgage
                                       Loans will be secured by first, second or more junior liens on properties consisting of (i) residential properties consisting of five or more rental or cooperatively-owned dwelling units (or shares allocable to a number of such units and proprietary leases appurtenant thereto) ("Multifamily Properties")
                                       and (ii) commercial properties consisting of (a) office buildings, retail facilities related to the sale of goods and products and facilities related to providing entertainment, recreation or personal services, hotels and motels, casinos, nursing homes, hospitals or other health care-related facilities, recreational vehicle parks, warehouse facilities, mini-warehouse facilities, self-storage facilities, industrial facilities, parking lots, auto parks, golf courses, arenas, mobile home parks and restaurants (or cooperatively owned units therein) and (b) mixed use properties (that is, any combination of the foregoing) and unimproved land.

                                       Unless otherwise specified in the applicable Prospectus Supplement, the
                                       Mortgaged Properties will be located in one of the fifty states of the United
                                       States or the District of Columbia.

                                       Unless otherwise specified in the related Prospectus Supplement, the Mortgage
                                       Loans will not have been originated by the Depositor or any affiliate thereof, and will have been purchased, either directly or indirectly, by the Depositor on or before the date of the initial issuance of the related series of
                                       Certificates.

                                       Each Mortgage Loan may provide for no accrual of interest or for accrual of interest thereon at an interest rate (a "Mortgage Rate") that is fixed over its term or that adjusts

                                      11


                                       from time to time, or that may be converted from an adjustable to a fixed
                                       Mortgage Rate, or from a fixed to an adjustable Mortgage Rate, from time to time at the mortgagor's election, in each case as described in the related
                                       Prospectus Supplement. Each Mortgage Loan may provide for scheduled payments to maturity, payments that adjust from time to time to accommodate changes in the
                                       Mortgage Rate or to reflect the occurrence of certain events, and may provide for negative amortization or accelerated amortization, in each case as described in the related Prospectus Supplement. Each Mortgage Loan may be fully amortizing or require a balloon payment due on its stated maturity date, in each case as described in the related Prospectus Supplement. Each Mortgage Loan may contain prohibitions on prepayment or require payment of a premium or a yield maintenance penalty in connection with a prepayment, in each case as described in the related Prospectus Supplement. The Mortgage Loans may provide for payments of principal, interest or both, on due dates that occur monthly, quarterly, semi-annually or at such other interval as is specified in the related Prospectus Supplement. Unless otherwise provided in the related
                                       Prospectus Supplement, each Mortgage Loan will have had a principal balance at origination of not less than $25,000 and an original term to maturity of not more than 40 years. See "Description of the Trust Funds--Mortgage Assets".

B. Certificate Account..............   Each Trust Fund will include one or more accounts (collectively, the
                                       "Certificate Account") established and maintained on behalf of the
                                       Certificateholders into which the person or persons designated in the related
                                       Prospectus Supplement will, to the extent described herein and in such
                                       Prospectus Supplement, deposit all payments and collections received or advanced with respect to the Mortgage Assets and other assets in the Trust
                                       Fund. A Certificate Account may be maintained as an interest bearing or a non-interest bearing account, and funds held therein may be held as cash or invested in certain short-term, investment grade obligations, in each case as described in the related Prospectus Supplement. See "Description of the
                                       Agreements--Certificate Account".

C. Credit Support..................    If so provided in the related Prospectus Supplement,




                                      12

                                       partial or full protection against certain defaults and losses on the Mortgage
                                       Assets in the related Trust Fund may be provided to one or more Classes of
                                       Certificates of the related series in the form of subordination of one or more other Classes of Certificates of such series, which other Classes may include one or more Classes of Offered Certificates, or by one or more other types of credit support, such as a letter of credit, insurance policy, guarantee, reserve fund or another type of credit support, or a combination thereof (any such coverage with respect to the Certificates of any series, "Credit
                                       Support"). The amount and types of coverage, the identification of the entity providing the coverage (if applicable) and related information with respect to each type of Credit Support, if any, will be described in the Prospectus
                                       Supplement for a series of Certificates. The Prospectus Supplement for any series of Certificates evidencing an interest in a Trust Fund that includes MBS
                                       Securities will describe any similar forms of credit support that are provided by or with respect to, or are included as part of the trust fund evidenced by or providing security for, such MBS Securities. See "Special
                                       Considerations--Credit Support Limitations" and "Description of Credit
                                       Support".

D.  Cash Flow Agreements............   If so provided in the related Prospectus Supplement, the
                                       Trust Fund may include guaranteed investment contracts pursuant to which moneys held in the funds and accounts established for the related series will be invested at a specified rate. The Trust Fund may also include certain other agreements, such as interest rate exchange agreements, interest rate cap or floor agreements, currency exchange agreements or similar agreements provided to reduce the effects of interest rate or currency exchange rate fluctuations on one or more Classes of Certificates. The principal terms of any such guaranteed investment contract or other agreement (any such agreement, a "Cash
                                       Flow Agreement"), including, without limitation, provisions relating to the timing, manner and amount of payments thereunder and provisions relating to the termination thereof, will be described in the Prospectus Supplement for the related series. In addition, the related Prospectus Supplement will provide certain information with respect to the obligor under any such Cash Flow
                                       Agreement. The Prospectus Supplement for any series of Certificates



                                      13


                                       evidencing an interest in a Trust Fund that includes MBS Securities will describe any cash flow agreements that are included as part of the trust fund evidenced by or providing security for such MBS Securities. See "Description of the Trust Funds--Cash Flow Agreements".

Description of Certificates.........   Each series of Certificates will be issued pursuant to a pooling and servicing agreement (a "Pooling and Servicing Agreement"). Each series of Certificates will consist of one or more Classes of Certificates, and the Certificates of each series, including any Class or Classes of Certificates not offered hereby, will represent in the aggregate the entire beneficial ownership interest in the related Trust Fund.

                                       Unless otherwise provided in the related Prospectus Supplement, each Class of
                                       Offered Certificates (other than certain Stripped Interest Certificates, as defined below) will be assigned a stated principal balance (a "Certificate
                                       Principal Balance") and (other than certain Stripped Principal Certificates)
                                       will accrue interest thereon at a fixed, variable or adjustable interest rate
                                       (a "Pass-Through Rate"). The related Prospectus Supplement will specify the
                                       Certificate Principal Balance (or notional amount in the case of certain
                                       Stripped Interest Certificates) and the Pass-Through Rate for each Class of
                                       Offered Certificates or, in the case of a variable or adjustable Pass-Through
                                       Rate, the method for determining the Pass-Through Rate.

                                       In addition, one or more Classes of Certificates of a series may be entitled to receive additional distributions of prepayment premiums or yield maintenance payments received on the Mortgage Assets, in such amounts and allocated among the Classes of such series as is described in the related Prospectus
                                       Supplement.

                                       Each series of Certificates will consist of one or more Classes of Certificates that may (i) be senior (collectively, "Senior Certificates") or subordinate
                                       (collectively, "Subordinate Certificates") to one or more other Classes of
                                       Certificates in respect of certain distributions on the Certificates; (ii) be entitled to principal distributions, with disproportionately low, nominal or no interest distributions




                                      14

                                       (collectively, "Stripped Principal Certificates"); (iii) be entitled to interest distributions, with disproportionately low, nominal or no principal distributions (collectively, "Stripped Interest Certificates"); (iv) provide for distributions of accrued interest thereon commencing only following the occurrence of certain events, such as the retirement of one or more other
                                       Classes of Certificates of such series (collectively, "Accrual Certificates");
                                       and/or (v) provide for payments of principal sequentially, based on specified payment schedules or other methodologies, to the extent of available funds, in each case as described in the related Prospectus Supplement. Any such
                                       Classes may include Classes of Offered Certificates.

                                       The Certificates will not be guaranteed or insured by the Depositor or any of its affiliates, by any governmental agency or instrumentality or by any other person, unless otherwise provided in the related Prospectus
                                       Supplement. See "Special Considerations--Limited Assets" and "Description of
                                       the Certificates".

Distributions of Interest
  on the Certificates.............     Unless otherwise provided in the related Prospectus Supplements interest on each Class of Offered Certificates (other than certain Classes of Stripped
                                       Interest Certificates Stripped Principal Certificates and Residual
                                       Certificates) of each series will accrue at the applicable Pass-Through Rate on the outstanding Certificate Principal Balance thereof and will be distributed to Certificateholders as provided in the related Prospectus Supplement (each of the specified dates on which distributions are to be made, a "Distribution
                                       Date"). Distributions with respect to interest on Stripped Interest
                                       Certificates may be made on each Distribution Date on the basis of a notional amount as described in the related Prospectus Supplement. If specified in the related Prospectus Supplement, interest may accrue on one or more Classes of
                                       Certificates of a series but will not be distributable until the occurrence of specified events. Prior to such time, the amount of accrued interest will, unless otherwise provided in the related Prospectus Supplement, be added to the
                                       Certificate Principal Balance of the Certificates of such Classes.
                                       Distributions of interest with respect to one or more Classes of Certificates may be reduced to the extent of



                                      15



                                       certain delinquencies, losses and other contingencies described herein and in the related Prospectus Supplement. See "Special Consideration--Limited
                                       Assets--Yield Considerations", "Yield Considerations", and "Description of the
                                       Certificates--Distributions of Interest on the Certificates".

Distributions of Principal
  of Certificates................      Unless otherwise provided in the related Prospectus Supplements the
                                       Certificates of each series (other than certain Classes of Stripped Interest
                                       Certificates and certain Classes of Residual Certificates) will have an initial aggregate Certificate Principal Balance no greater than the outstanding principal balance of the Mortgage Assets as of the close of business on the first day of the month of formation of the related Trust Fund (the "Cut-off
                                       Date"), after application of scheduled payments due on or before such date, whether or not received. The Certificate Principal Balance of a Certificate outstanding from time to time represents the maximum amount that the holder thereof is then entitled to receive in respect of principal from future cash flow on the assets in the related Trust Fund. Unless otherwise provided in the related Prospectus Supplement, distributions of principal will be made on each
                                       Distribution Date to the Class or Classes of Certificates entitled thereto until the Certificate Principal Balances of such Certificates have been reduced to zero. Unless otherwise provided in the related Prospectus Supplement distributions of principal of any Class of Certificates will be made on a pro rata basis among all of the Certificates of such Class.

                                       Stripped Interest Certificates with no Certificate Principal Balance will not receive distributions in respect of principal. See "Description of the
                                       Certificates--Distributions of Principal of the Certificates".

Advances.......................        Unless otherwise provided in the Prospectus Supplement for any series, the
                                       Master Servicer for such series will be obligated as part of its servicing responsibilities to make certain advances with respect to delinquent scheduled payments on the Mortgage Loans in the related Trust Fund. Advances made by a
                                       Master Servicer are reimbursable generally from subsequent recoveries in respect of such



                                      16


                                       Mortgage Loans and otherwise to the extent described herein and in the related Prospectus Supplement. If and to the extent provided in the
                                       Prospectus Supplement for any series, the Master Servicer will be entitled to receive interest on its outstanding advances, payable from amounts in the
                                       related Trust Fund.   See "Description of the Certificates--Advances in
                                       Respect of Delinquencies".

Termination.....................       If so specified in the related Prospectus Supplement, a series of
                                       Certificates may be subject to optional early termination through the repurchase of the Mortgage Assets in the related Trust Fund under the circumstances and in the manner set forth in such Prospectus Supplement.
                                       See "Description of the Certificates--Termination".

Registration of Certificates.....      If so provided in the related Prospectus Supplement, one or more
                                       Classes of the Offered Certificates will initially be represented by one or more Certificates registered in the name of Cede & Co., as the nominee of DTC. No person acquiring an interest in Offered Certificates so registered will be entitled to receive a definitive certificate representing such person's interest except in the event that definitive certificates are issued under the limited circumstances described herein. See "Description of the
                                       Certificates--Book Entry Registration and Definitive Certificates".

Certain Federal Income Tax
  Consequences...................      The federal income tax treatment of the Certificates of any series will depend on whether an election is made to treat the Trust Fund or any segregated pool of assets within the Trust Fund as a REMIC or a FASIT. The Prospectus
                                       Supplement for each series of Certificates will specify whether one or more such elections will be made. See "Certain Federal Income Tax Consequences."

ERISA Considerations.............      Fiduciaries of employee benefit plans and certain other retirement plans and arrangements, including individual retirement accounts, annuities, Keogh plans, and collective investment funds and insurance company general and separate accounts in which such plans, accounts, annuities or arrangements are invested, that are subject to the Employee Retirement Income Security Act of
                                       1974, as amended ("ERISA"), or Section 4975 of the Code, should


                                      17


                                       carefully review with their legal advisors whether the purchase and holding of
                                       Offered Certificates could give rise to a transaction that is prohibited or is not otherwise permissible under either ERISA or Section 4975 of the Code. See
                                       "ERISA Considerations" herein and in the related Prospectus Supplement. See
                                       "ERISA Considerations."

Legal Investment...............        Unless otherwise specified in the Prospectus Supplement, the Offered
                                       Certificates will not constitute "mortgage related securities" under the
                                       Secondary Mortgage Market Enhancement Act of 1984 ("SMMEA"). Accordingly,
                                       investors whose investment authority is subject to legal restrictions should consult their own legal advisors to determine whether and to what extent the
                                       Offered Certificates constitute legal investments for them. See "Legal
                                       Investment."

Rating of Certificates..........       At the date of issuance, as to each series, each Class of Offered Certificates will be rated not lower than investment grade by one or more nationally recognized statistical rating agencies (each, a "Rating Agency"). See "Rating"
                                       herein.



                             SPECIAL CONSIDERATIONS

     Investors should consider, in connection with the purchase of Offered Certificates, among other things, the following factors and certain other factors as may be set forth in "Special Considerations" in the related Prospectus Supplement:

LIMITED LIQUIDITY

     There can be no assurance that a secondary market for the Certificates of any series will develop or, if it does develop, that it will provide holders with liquidity of investment or will continue while Certificates of such series remain outstanding. Any such secondary market may provide less liquidity to investors than any comparable market for securities evidencing interests in single-family mortgage loans. Except to the extent described herein and in the related Prospectus Supplement, Certificateholders will have no redemption rights and the Certificates are subject to early retirement only under certain specified circumstances described herein and in the related Prospectus Supplement. See "Description of the Certificates -- Termination".

LIMITED ASSETS

     Unless otherwise specified in the related Prospectus Supplement, a series of Certificates will not have any claim against or security interest in the Trust Funds for any other series. If the related Trust Fund is insufficient to make payments on such Certificates, no other assets will be available for payment of the deficiency. If so provided in the Prospectus Supplement for a series of Certificates consisting of one or more Classes of Subordinate Certificates, on any Distribution Date in respect of which losses or shortfalls in collections on the Mortgage Assets have been incurred, the amount of such losses or shortfalls will be borne first by one or more Classes of the Subordinate Certificates, and, thereafter, by the remaining Classes of Certificates in the priority and manner and subject to the limitations specified in such Prospectus Supplement.

YIELD CONSIDERATIONS

     The yield to maturity on the Offered Certificates of any series will depend upon the price paid by the Certificateholder, the related Pass-Through Rate and the rate and timing of distributions in reduction of the Certificate Principal Balances of the Certificates (and, in the case of certain Stripped Interest Certificates, the rate and timing of reductions of the Notional Amount of such Certificates). The rate and timing of distributions in reduction of Certificate Principal Balance of the Certificates of any series will be affected by the rate and timing of principal payments on the Mortgage Assets in the related Trust Fund, including scheduled payments of principal (such as monthly principal payments or balloon payments at the stated maturity of such Mortgage Assets) and unscheduled payments of principal (such as voluntary principal prepayments or the receipt of Liquidation Proceeds allocable to principal of such Mortgage Assets after default). In addition, such distributions could result from purchases of the Mortgage Assets as described under "Description of the Agreements -- Assignment of Mortgage Assets; Repurchases".

     Prepayments on the Mortgage Assets in any Trust Fund generally will result in a faster rate of principal payments on one or more Classes of the related Certificates than if payments on such Mortgage Assets were made as scheduled. Thus, the prepayment experience on the Mortgage Assets may affect the average life of each Class of related Certificates. The rate of principal payments on pools of mortgage loans varies between pools and from time to time is influenced by a variety of economic, demographic, geographic, social, tax, legal and other factors.

     In general, if mortgage interest rates fall significantly below the interest rates on the Mortgage Loans or such mortgage loans, the rate of prepayment is likely to be higher than if prevailing rates remain at or above the rates borne by the Mortgage Loans underlying or comprising the Mortgage Assets. Mortgage Loans with a Lock-out Period or a Prepayment Premium provision, to the extent enforceable, generally would be expected to experience a lower rate of principal prepayments than otherwise identical Mortgage Loans without such provisions, with shorter Lock-out Periods or with lower Prepayment Premiums. If the purchaser of a Certificate offered at a discount calculates its anticipated yield to maturity based on an assumed rate of distributions of principal that is faster than that actually experienced on the Mortgage Assets, the actual yield to maturity will be lower than that so calculated. Conversely, if the purchaser of a Certificate offered at a premium calculates its anticipated yield to maturity based on an assumed rate of distributions of principal that is slower than that actually experienced on the Mortgage Assets, the actual yield to maturity will be lower than that so calculated.

     Conversely, defaults and delinquencies on the Mortgage Loans underlying or comprising the Mortgage Assets, such as defaulted balloon payments, may result in a slower than expected rate of principal payments on the Mortgage Assets. If so specified in the related Prospectus Supplement, in order to maximize recoveries on defaulted Mortgage Loans, a Master Servicer will be permitted (within prescribed parameters) to extend and modify Mortgage Loans that are in default or as to which default is reasonably foreseeable. As a result, the actual maturity of any Class of Certificates could occur significantly later than expected.

RISKS ASSOCIATED WITH CERTAIN MORTGAGE LOANS AND MORTGAGED PROPERTIES

     Mortgage loans made on the security of multifamily or commercial property may entail risks of delinquency and foreclosure, and risks of loss in the event thereof, that are greater than similar risks associated with single-family property. See "Description of the Trust Funds--Mortgage Assets". The ability of a Mortgagor to repay a loan secured by an income-producing property typically is dependent primarily upon the successful operation of such property rather than any independent income or assets of the Mortgagor; thus, the value of an income-producing property is directly related to the net operating income derived from such property. In contrast, the ability of a Mortgagor to repay a single-family loan typically is dependent primarily upon the Mortgagor's household income rather than the capacity of the property to produce income; thus, other than in geographical areas where employment is dependent upon a particular employer or an industry, the Mortgagor's income tends not to reflect directly the value of such property. A decline in the net operating income of an income-producing property will likely affect both the performance of the related loan as well as the liquidation value of such property, whereas a decline in the income of a

Mortgagor on a single-family property will likely affect the performance of the related loan but may not affect the liquidation value of such property.

     The performance of a mortgage loan secured by an income-producing property leased by the Mortgagor to tenants as well as the liquidation value of such property may be dependent upon the business operated by such tenants in connection with such property, the credit worthiness of such tenants or both; the risks associated with such loans may be offset by the number of tenants or, if applicable, a diversity of types of business operated by such tenants.

     It is anticipated that a substantial portion of the Mortgage Loans included in any Trust Fund will be nonrecourse loans or loans for which recourse may be restricted or unenforceable, as to which, in the event of Mortgagor default, recourse may be had only against the specific multifamily or commercial property and such other assets, if any, as have been pledged to secure the Mortgage Loan. With respect to those Mortgage Loans that provide for recourse against the Mortgagor and its assets generally, there can be no assurance that such recourse will ensure a recovery in respect of a defaulted Mortgage Loan greater than the liquidation value of the related Mortgaged Property.

     Further, the concentration of default, foreclosure and loss risks in individual mortgagors or Mortgage Loans in a particular Trust Fund or the related Mortgaged Properties will generally be greater than for pools of single-family loans both because the Mortgage Assets in a Trust Fund will generally consist of a smaller number of loans than would a single-family pool of comparable aggregate unpaid principal balance and because of the higher principal balance of individual Mortgage Loans. Mortgage Assets in a Trust Fund may consist of a single Mortgage Loan.

     If applicable, certain legal aspects of the Mortgage Loans for a series of Certificates may be described in the related Prospectus Supplement. See also "Certain Legal Aspects of Mortgage Loans" herein.

ADJUSTABLE RATE MORTGAGES

     Certain of the Mortgage Loans may accrue interest at a rate that varies over time in conjunction with a stated index. Where an increase in that interest-rate index leads to an increase in the related Mortgage Rate, such Mortgage Loan's debt service payments may increase. Such Mortgage Loans may be more likely to default following such an increase than Mortgage Loans bearing a fixed interest rate because the related Mortgaged Properties may be unable to generate sufficient income to meet the increased debt service payments.

BALLOON PAYMENTS

     Certain of the Mortgage Loans as of the Cut-off Date may not be fully amortizing over their terms to maturity and, thus, will require substantial principal payments (i.e., balloon payments) at their stated maturity. Mortgage Loans with balloon payments involve a greater degree of risk because the ability of a Mortgagor to make a balloon payment typically will depend upon its ability either to timely refinance the loan or to timely sell the related Mortgaged Property. The ability of a Mortgagor to accomplish either of these goals will be affected by a number of factors, including the level of available mortgage rates at the time of sale or refinancing, the Mortgagor's equity in the related Mortgaged Property, the financial condition and operating history of the Mortgagor and the related Mortgaged Property, tax laws, rent control laws (with respect to certain Multifamily Properties and mobile home parks), reimbursement rates (with respect to certain hospitals, nursing homes and convalescent homes), renewability of operating licenses, prevailing general economic conditions and the availability of credit for commercial or multifamily, as the case may be, real Properties generally.

CREDIT SUPPORT LIMITATIONS

     The Prospectus Supplement for a series of Certificates will describe any Credit Support in the related Trust Fund, which may include letters of credit, insurance policies, guarantees, reserve funds or other types of Credit Support, or combinations thereof. Use of Credit Support will be subject to the conditions and limitations described herein and in the related Prospectus Supplement. Moreover, such Credit Support may not cover all potential losses or risks: for example, Credit Support may or may not cover fraud or negligence by a mortgage loan originator or other parties.

     A series of Certificates may include one or more Classes of Subordinate Certificates (which may include Offered Certificates), if so provided in the related Prospectus Supplement. Although subordination is intended to reduce the risk to holders of Senior Certificates of delinquent distributions or ultimate losses, the amount of subordination will be limited and may decline under certain circumstances. In addition, if principal payments on one or more Classes of Certificates of a series are made in a specified order of priority, any limits with respect to the aggregate amount of claims under any related Credit Support may be exhausted before the principal of the lower priority Classes of Certificates of such series has been repaid. As a result, the impact of significant losses and shortfalls on the may be more likely to default following such an increase than Mortgage Loans bearing a fixed interest rate because the related Mortgaged Payments may be unable to generate sufficient income to meet the increased debt service payments. Mortgage Assets may fall primarily upon those Classes of Certificates having a lower priority of payment. Moreover, if a form of Credit Support covers more than one series of Certificates (each, a "Covered Trust"), holders of Certificates evidencing an interest in a Covered Trust will be subject to the risk that such Credit Support will be exhausted by the claims of other Covered Trusts.

     The amount of any applicable Credit Support supporting one or more Classes of Offered Certificates, including the subordination of one or more Classes of Certificates, will be determined on the basis of criteria established by each Rating Agency rating such Classes of Certificates based on an assumed level of defaults, delinquencies, other losses or other factors. There can, however, be no assurance that the loss experience on the related Mortgage Assets will not exceed such assumed levels. See "--Limited Nature of Ratings" "Description of the Certificates" and "Description of Credit Support".

ENFORCEABILITY

     Mortgages may contain a due-on-sale clause, which permits the lender to accelerate the maturity of the Mortgage Loan if the Mortgagor sells, transfers or conveys the related Mortgaged Property or its interest in the Mortgaged Property. Mortgages may also include a debt-acceleration clause, which permits the lender to accelerate the debt upon a monetary or non-monetary default of the Mortgagor. Such clauses are generally enforceable subject to certain exceptions. The courts of all states will enforce clauses providing for acceleration in the event of a material payment default. The equity courts of any state, however, may refuse the foreclosure of a mortgage or deed of trust when an acceleration of the indebtedness would be inequitable or unjust or the circumstances would render the acceleration unconscionable.

     If so specified in the related Prospectus Supplement, the Mortgage Loans will be secured by an assignment of leases and rents pursuant to which the Mortgagor typically assigns its right, title and interest as landlord under the leases on the related Mortgaged Property and the income derived therefrom to the lender as further security for the related Mortgage Loan, while retaining a license to collect rents for so long as there is no default. In the event the Mortgagor defaults, the license terminates and the lender is entitled to collect rents. Such assignments are typically not perfected as security interests prior to actual possession of the cash flows. Some state laws may require that the lender take possession of the Mortgaged Property and obtain a judicial appointment of a receiver before becoming entitled to collect the rents. In addition, if bankruptcy or similar proceedings are commenced by or in respect of the Mortgagor, the lender's ability to collect the rents may be adversely affected. See "Certain Legal Aspects of Mortgage Loans--Leases and Rents".

ENVIRONMENTAL RISKS

     Real property pledged as security for a mortgage loan may be subject to certain environmental risks. Under the laws of certain states, contamination of a property may give rise to a lien on the property to assure the costs of cleanup. In several states, such a lien has priority over the lien of an existing mortgage against such property. In addition, under the laws of some states and under the federal Comprehensive Environmental Response, Compensation and Liability Act of 1980 ("CERCLA"), a lender may be liable, as an "owner" or "operator", for costs of addressing releases or threatened releases of hazardous substances that require remedy at a property, if agents or employees of the lender have become sufficiently involved in the operations of the Mortgagor, regardless of whether or not the environmental damage or threat was caused by a prior owner. A lender also risks such liability on foreclosure of the Mortgage. Unless otherwise specified in the related Prospectus Supplement, each Pooling and Servicing Agreement will provide that the Master Servicer, acting on behalf of the Trust Fund, may not acquire title to a Mortgaged Property securing a Mortgage Loan or take over its operation unless the Master Servicer has previously determined, based upon a report prepared by a person who regularly conducts environmental audits, that: (i) the Mortgaged Property is in compliance with applicable environmental laws, and there are no circumstances present at the Mortgaged Property relating to the use, management or disposal of any hazardous substances, hazardous materials, wastes, or petroleum based materials for which investigating, testing, monitoring, containment, clean-up or remediation could be required under any federal, state or local law or regulation; or (ii) if the Mortgaged Property is not so in compliance or such circumstances are so present, then it would be in the best economic interest of the Trust Fund to acquire title to the Mortgaged Property and further to take such actions as would be necessary and appropriate to effect such compliance and/or respond to such circumstances. See "Certain Legal Aspects of Mortgage Loans--- Environmental Legislation".

CONTROL

     Under certain circumstances, the consent or approval of the holders of a specified percentage of the aggregate Certificate Balance of all outstanding Certificates of a series or a similar means of allocating decision-making under the related Agreement ("Voting Rights") will be required to direct, and will be sufficient to bind all Certificateholders of such series to, certain actions, including amending the related Agreement in certain circumstances. See "Description of the Agreements-Events of Default", "-Rights Upon Event of Default", "--Amendment" and "--List of Certificateholders".


                         DESCRIPTION OF THE TRUST FUNDS

MORTGAGE ASSETS

     The primary assets of each Trust Fund will include (i) multifamily and/or commercial mortgage loans or participation interests therein, together with installment sales contracts (the "Mortgage Loans"), (ii) agency or non-agency mortgage, pass-through certificates or other mortgage-backed securities evidencing interests in or secured by Mortgage Loans ("MBS Securities") or
(iii) a combination of Mortgage Loans and MBS Securities (collectively, "Mortgage Assets"). As used herein, "Mortgage Loans" refers to both whole Mortgage Loans and Mortgage Loans underlying MBS Securities. Mortgage Loans that secure, or interests in which are evidenced by, MBS Securities are herein sometimes referred to as Underlying Mortgage Loans. Mortgage Loans that are not Underlying Mortgage Loans are sometimes referred to as Whole Loans. The Mortgage Assets will not be guaranteed or insured by PaineWebber Mortgage Acceptance Corporation V (the "Depositor") or any of its affiliates or, unless otherwise provided in the Prospectus Supplement, by any governmental agency or instrumentality or by any other person.

   Mortgage Loans

     The Mortgage Loans will be secured by first, second or more junior liens on, or security interests in, Mortgaged Properties consisting of: (i) residential or mixed commercial/residential properties consisting of five or more rental or cooperatively-owned dwelling units in high-rise, mid-rise or garden apartment buildings (or shares allocable to a number of such units and proprietary leases appurtenant thereto) ("Multifamily Properties" and the related loans, "Multifamily Loans") and (ii) office buildings, retail facilities related to the sale of goods and products and facilities related to providing entertainment, recreation or personal services, hotels and motels, casinos, nursing homes, hospitals or other health care-related facilities, recreational vehicle parks, warehouse facilities, mini-warehouse facilities, self-storage facilities, industrial facilities, parking lots, auto parks, golf courses, arenas, mobile home parks and restaurants (or cooperatively owned units therein), mixed use properties (that is, any combination of the foregoing) and unimproved land ("Commercial Properties"). ("Commercial Properties" and the related loans, "Commercial Loans") located, unless otherwise specified in the related Prospectus Supplement, in any one of the fifty states or the District of Columbia. Multifamily Property may include mixed commercial and residential structures and may include apartment buildings owned by private cooperative housing corporations ("Cooperatives"). The Mortgaged Properties may include leasehold interests in properties, the title to which is held by third party lessors. The Mortgage Loans will be evidenced by promissory notes or other evidence of indebtedness (the "Mortgage Notes") secured by mortgages, deeds of trust or similar instruments (the "Mortgages") creating a lien on the Mortgaged Properties. Mortgage Loans will generally also be secured by an assignment of leases and rents and/or operating or other cash flow guarantees relating to the Mortgage Loan.

   Default and Loss Considerations with Respect to the Mortgage Loans

     Mortgage loans secured by commercial and multifamily properties are markedly different from owner-occupied single-family home mortgage loans. The repayment of loans secured by commercial or multifamily properties is typically dependent upon the successful operation of such property rather than upon the liquidation value of the real estate. Unless otherwise specified in the Prospectus Supplement, the Mortgage Loans will be non-recourse loans, which means that, absent special facts, the Mortgagee may look only to the Net Operating Income from the property for repayment of the mortgage debt, and not to any other of the Mortgagor's assets, in the event of the Mortgagor's default. Lenders typically look to the Debt Service Coverage Ratio of a loan secured by income-producing property as an important measure of the risk of default on such a loan. The "Debt Service Coverage Ratio" of a Mortgage Loan at any given time is the ratio of the Net Operating Income for a twelve-month period to the annualized scheduled payments on the Mortgage Loan. "Net Operating Income" means, for any given period, unless otherwise specified in the related Prospectus Supplement, the total operating revenues derived from a Mortgaged Property during such period, minus the total operating expenses incurred in respect of such Mortgaged Property during such period other than
(i) non-cash items such as depreciation and amortization, (ii) capital expenditures and (iii) debt service on loans secured by the Mortgaged Property. The Net Operating Income of a Mortgaged Property will fluctuate over time and may be sufficient or insufficient to cover debt service on the related Mortgage Loan at any given time.

     As the primary component of Net Operating Income, rental income (and maintenance payments from tenant-stockholders of a Cooperative) is subject to the vagaries of the applicable real estate market and/or business climate. Properties typically leased, occupied or used on a short-term basis, such as health care-related facilities, hotels and motels, and mini-warehouse and self-storage facilities, tend to be affected more rapidly by changes in market or business conditions than do properties leased, occupied or used for longer periods, such as (typically) warehouses, retail stores, shopping centers, office buildings and industrial plants. Commercial Loans may be secured by owner-occupied Mortgaged Properties or Mortgaged Properties leased to a single tenant. Accordingly, a decline in the financial condition of the mortgagor or single tenant, as applicable, may have a disproportionately greater effect on the Net Operating Income from such Mortgaged Properties than would be the case with respect to Mortgaged Properties with multiple tenants.

     Changes in the expense components of Net Operating Income due to the general economic climate or economic conditions in a locality or industry segment, such as increases in interest rates, real estate and personal property tax rates and other operating expenses including energy costs; changes in governmental rules, regulations and fiscal policies, including environmental legislation; and acts of God may also affect the risk of default on the related Mortgage Loan. As may be further described in the related Prospectus Supplement, in some cases leases of Mortgaged Properties may provide that the lessee, rather than the Mortgagor, is responsible for payment of certain of these expenses ("Net Leases"); however, because leases are subject to default risks as well when a tenant's income is insufficient to cover its rent and operating expenses, the existence of such "net of expense" provisions will only temper, not eliminate, the impact of expense increases on the performance of the related Mortgage Loan.

     While the duration of leases and the existence of any "net of expense" provisions are often viewed as the primary considerations in evaluating the credit risk of mortgage loans secured by certain income-producing properties, such risk may be affected equally or to a greater extent by changes in government regulation of the operator of the property. Examples of the latter include mortgage loans secured by health care-related facilities and hospitals, the income from which and the operating expenses of which are subject to state and/or federal regulations, such as Medicare and Medicaid, and multifamily properties and mobile home parks, which may be subject to state or local rent control regulation and, in certain cases, restrictions on changes in use of the property. Low- and moderate-income housing may be particularly subject to legal limitations and regulations but, because of such regulations, may also be less sensitive to fluctuations in market rents generally.

     The liquidation value of any Mortgaged Property may be adversely affected by risks generally incident to interests in real property, including declines in rental or occupancy rates. Lenders generally use the loan-to-value Ratio of a mortgage loan as a measure of risk of loss if a property must be liquidated upon a default by the Mortgagor. The "loan-to-value Ratio" of a Mortgage Loan at any given time is the ratio (expressed as a percentage) of the then outstanding principal balance of the Mortgage Loan to the value of the related Mortgaged Property at such time. The value of a Mortgaged Property as of the date of initial issuance of the related series of Certificates may be less than the value at origination and will fluctuate from time to time based upon changes in economic conditions and the real estate market.

     Appraised values of income-producing properties may be based on the market comparison method (recent resale value of comparable properties at the date of the appraisal), the cost replacement method (the cost of replacing the property at such date), the income capitalization method (a projection of value based upon the property's projected net cash flow), or upon a selection from or interpolation of the values derived from such methods. Each of these appraisal methods presents analytical challenges. It is often difficult to find truly comparable properties that have recently been sold; the replacement cost of a property may have little to do with its current market value; and income capitalization is inherently based on inexact projections of income and expense and the selection of an appropriate capitalization rate. Where more than one of these appraisal methods are used and create significantly different results, or where a high loan-to-value Ratio accompanies a high Debt Service Coverage Ratio (or vice versa), the analysis of default and loss risks is even more difficult.

     While the Depositor believes that the foregoing considerations are important factors that generally distinguish the Mortgage Loans from single-family mortgage loans and provide insight to the risks associated with income-producing real estate, there is no assurance that such factors will in fact have been considered by the originators of the Mortgage Loans, or that, for a particular Mortgage Loan, they are complete or relevant. See "Special Considerations--Risks Associated with Certain Mortgage Loans and Mortgaged Properties" and "--Balloon Payments".

   Mortgage Loan Information in Prospectus Supplements

     Each Prospectus Supplement will contain information, to the extent then applicable and specifically known to the Depositor, with respect to the Mortgage Loans constituting related Trust Assets, including (i) the aggregate outstanding principal balance and the largest, smallest and average outstanding principal balance of the Mortgage Loans as of the applicable Cut-off Date, (ii) the type of property securing the Mortgage Loans (e.g., Multifamily Property or Commercial Property and the type of property in each such category), (iii) the remaining terms to maturity of the Mortgage Loans, and/or the earliest and latest maturity date and weighted average remaining term to maturity of the Mortgage Loans, (iv) the loan-to-value ratios of the Mortgage Loans, and/or the lowest and highest loan-to-value ratio and weighted average loan-to-value ratio of the Mortgage Loans, in each case determined in the manner and as of a date specified in the related Prospectus Supplement, (v) the Mortgage Rates or range of Mortgage Rates and the weighted average Mortgage Rate borne by the Mortgage Loans, (vi) the geographical distribution of the Mortgaged Properties on a state-by-state basis, (vii) with respect to Mortgage Loans with adjustable Mortgage Rates ("ARM Loans"), the adjustment dates, the highest, lowest and weighted average margin, and the maximum Mortgage Rate variation at the time of any adjustment and over the life of the ARM Loan, (viii) the Debt Service Coverage Ratio and/or the range of Debt Service Coverage Ratio and the weighted average Debt Service Coverage Ratio of the Mortgage Loans, in each case determined in the manner and as of a date specified in the related Prospectus Supplement and (ix) information regarding the payment characteristics of the Mortgage Loans, including without limitation prepayment provisions, balloon payment and other amortization provisions. The related Prospectus Supplement will also contain certain information available to the Depositor with respect to the provisions of leases and the nature of tenants of the Mortgaged Properties and other information referred to in a general manner under "Description of the Trust Funds--Mortgage Assets--Default and Loss Considerations with Respect to the Mortgage Loans" above. In certain instances specific information respecting the Mortgage Loans may not be known by the Depositor at the time Offered Certificates of a series are initially offered. In such case, more general information of the nature described above will be provided in the Prospectus Supplement, and more specific information may be set forth in a report which will be available to purchasers of the related Certificates at or before the initial issuance thereof and will be filed as part of a Current Report on Form 8-K with the Securities and Exchange Commission within fifteen days after such initial issuance.

   Payment Provisions of the Mortgage Loans

     Unless otherwise specified in the related Prospectus Supplement, all of the Mortgage Loans will provide for payments of principal, interest or both, on due dates that occur monthly, quarterly or semi-annually or at such other interval as is specified in the related Prospectus Supplement. Each Mortgage Loan may provide for no accrual of interest or for accrual of interest thereon at an interest rate (a "Mortgage Rate") that is fixed over its term or that adjusts from time to time, or that may be converted from an adjustable to a fixed Mortgage Rate, or from a fixed to an adjustable Mortgage Rate, from time to time at the Mortgagor's election, in each case as described in the related Prospectus Supplement. Each Mortgage Loan may provide for scheduled payments to maturity or payments that adjust from time to time to accommodate changes in the Mortgage Rate or to reflect the occurrence of certain events, and may provide for negative amortization or accelerated amortization, in each case as described in the related Prospectus Supplement. Each Mortgage Loan may be fully amortizing or require a balloon payment due on its stated maturity date, in each case as described in the related Prospectus Supplement. Each Mortgage Loan may contain prohibitions on prepayment (a "Lock-out Period" and the date of expiration thereof, a "Lock-out Date") or require payment of a premium or a yield maintenance charge (a "Prepayment Premium") in connection with a prepayment, in each case as described in the related Prospectus Supplement. In the event that holders of any Class or Classes of Offered Certificates will be entitled to all or a portion of any Prepayment Premiums collected in respect of Mortgage Loans, the related Prospectus Supplement will specify the method or methods by which any such amounts will be allocated. A Mortgage Loan may also contain provisions entitling the Mortgagee to a share of profits realized from the operation or disposition of the Mortgaged Property ("Equity Participations"), as described in the related Prospectus Supplement. In the event that holders of any Class or Classes of Offered Certificates will be entitled to all or a portion of an Equity Participation, the related Prospectus Supplement will specify the terms and provisions of the Equity Participation and the method or methods by which distributions in respect thereof will be allocated among such Certificates.

   MBS Securities

     Any MBS Securities will have been issued pursuant to a participation and servicing agreement, a pooling and servicing agreement, an indenture or similar agreement (an "MBS Agreement"). A seller (the "MBS Issuer") and/or servicer (the "MBS Servicer") of the underlying Mortgage Loans will have entered into the MBS Agreement with a trustee or a custodian under the MBS Agreement (the "MBS Trustee"), if any, or with the original purchaser of the interest in the underlying Mortgage Loans evidenced by the MBS Securities.

     Distributions of principal and interest will be made on MBS Securities on the dates specified in the related Prospectus Supplement. The MBS Securities may be issued in one or more classes with characteristics similar to the classes of Certificates described in this Prospectus. principal and interest distributions will be made on the MBS Securities by the MBS Trustee or the MBS Servicer. The MBS Issuer or the MBS Servicer or another person specified in the related Prospectus Supplement may have the right or obligation to repurchase or substitute assets underlying the MBS after a certain date or under other circumstances specified in the related Prospectus Supplement.

     Enhancement in the form of reserve funds, subordination of other credit support similar to that described for the Certificates under "Description of Credit Support" may be provided with respect to the MBS. The type, characteristics and amount of such credit support, if any, will be a function of certain characteristics of the Mortgage Loans evidenced by or securing such MBS Securities and other factors and generally will have been established for the MBS Securities on the basis of requirements of either any Rating Agency that may have assigned a rating to the MBS or the initial purchasers of the MBS Securities.

     The Prospectus Supplement for a series of Certificates evidencing interests in Mortgage Assets that include MBS will specify, to the extent available, (i) the aggregate approximate initial and outstanding principal amount and type of the MBS to be included in the Trust Fund, (ii) the original and remaining term to stated maturity of the MBS Securities, if applicable,
(iii) the pass-through or bond rate of the MBS Securities or formula for determining such rates, (iv) the applicable payment provisions for the MBS Securities, (v) the MBS Issuer, MBS Servicer and MBS Trustee, as applicable,
(vi) certain characteristics of the credit support, if any, such as subordination, reserve funds, insurance policies, letters of credit or guarantees relating to the related Underlying Mortgage Loans or directly to such MBS Securities, (vii) the terms on which the related Underlying Mortgage Loans for such MBS Securities or the MBS Securities may, or are required to, be purchased prior to their maturity, (viii) the terms on which Mortgage Loans may be substituted for those originally underlying the MBS Securities, (ix) the servicing fees payable under the MBS Agreement, (x) to the extent available to the Depositor, the type of information in respect of the Underlying Mortgage Loans described under "Description of the Trust Funds--Mortgage Assets--Mortgage Loan Information in Prospectus Supplements" and (xi) the characteristics of any cash flow agreements that are included as part of the trust fund evidenced or secured by the MBS.

CERTIFICATE ACCOUNTS

     Each Trust Fund will include one or more accounts (collectively, the "Certificate Account") established and maintained on behalf of the Certificateholders into which the person or persons designated in the related Prospectus Supplement will, to the extent described herein and in such Prospectus Supplement deposit all payments and collections received or advanced with respect to the Mortgage Assets and other assets in the Trust Fund. A Certificate Account may be maintained as an interest bearing or a non-interest bearing account, and funds held therein may be held as cash or invested in certain short-term, investment grade obligations, in each case as described in the related Prospectus Supplement.

CREDIT SUPPORT

     If so provided in the related Prospectus Supplement, partial or full protection against certain defaults and losses on the Mortgage Assets in the related Trust Fund may be provided to one or more Classes of Certificates in the related series in the form of subordination of one or more other

Classes of Certificates in such series or by one or more other types of credit support, such as a letter of credit, insurance policy, guarantee, reserve fund or another type of credit support, or a combination thereof (any such coverage with respect to the Certificates of any series, "Credit Support"). The amount and types of coverage, the identification of the entity providing the coverage (if applicable) and related information with respect to each type of Credit Support, if any, will be described in the Prospectus Supplement for a series of Certificates. See "Special Considerations--Credit Support Limitations" and "Description of Credit Support".

CASH FLOW AGREEMENTS

     If so provided in the related Prospectus Supplement, the Trust Fund may include guaranteed investment contracts pursuant to which moneys held in the funds and accounts established for the related series will be invested at a specified rate. The Trust Fund may also include certain other agreements, such as interest rate exchange agreements, interest rate cap or floor agreements, currency exchange agreements or similar agreements provided to reduce the effects of interest rate or currency exchange rate fluctuations on one or more Classes of Certificates. The principal terms of any such guaranteed investment contract or other agreement (any such agreement, a "Cash Flow Agreement"), including, without limitation, provisions relating to the timing, manner and amount of payments thereunder and provisions relating to the termination thereof, will be described in the Prospectus Supplement for the related series. In addition, the related Prospectus Supplement will provide certain information with respect to the obligor under any such Cash Flow Agreement.

BOOK-ENTRY REGISTRATION

     If so provided in the related Prospectus Supplement, one or more Classes of the Offered Certificates of any series will be issued as Book-Entry Certificates. Each Class of Book-Entry Certificates will be initially represented by one or more Certificates registered in the name of a nominee for DTC. As a result, unless and until corresponding Definitive Certificates are issued, the Certificate Owners with respect to any Class of Book-Entry Certificates will be able to exercise the rights of Certificateholders only indirectly through DTC and its participating organizations ("Participants"). In addition, the access of Certificate Owners to information regarding the Book-Entry Certificates in which they hold interests may be limited. Conveyance of notices and other communications by DTC to its Participants, and directly and indirectly through such Participants to Certificate Owners, will be governed by arrangements among them, subject to any statutory or regulatory requirements as may be in effect from time to time. Furthermore, as described herein, Certificate Owners may suffer delays in the receipt of payments on the Book-Entry Certificates, and the ability of any Certificate Owner to pledge or otherwise take actions with respect to its interest in the Book-Entry Certificates may be limited due to the lack of a physical certificate evidencing such interest. See "Description of the Certifi- cates--Book-Entry Registration and Definitive Certificates."

DELINQUENT MORTGAGE LOANS

     If so provided in the related Prospectus Supplement, the Trust Fund for a particular series of Certificates may include Mortgage Loans that are past-due (i.e. beyond any applicable grace period); provided, however, that such delinquent Mortgage Loans may only constitute up to, but not including, 20% (by principal balance) of the Trust Fund. If so specified in the related Prospectus Supplement, the servicing of such Mortgage Loans may be performed by a Special Servicer. When a Mortgage Loan has a loan-to-value ratio of 100% or more, the related mortgagor will have no equity in the related Mortgaged Property. In such cases, the related mortgagor may not have an incentive to continue to perform under the subject Mortgage Loan. In addition, when the debt service coverage ratio of a Mortgage Loan is below 1.0x, the revenue derived from the use and operation of the related Mortgaged Property is insufficient to cover the operating expenses of such Mortgaged Property and to pay debt service on such Mortgage Loan and all mortgage loans senior thereto. In such cases, the related mortgagor will be required to pay a portion of such items from sources other than cash flow from the related Mortgaged Property. If the related mortgagor ceases to use such alternative cash sources at a time when operating revenue from the related Mortgaged Property is still insufficient to cover such items, deferred maintenance at the related Mortgaged Property and/or a default under the subject Mortgage Loan may occur. Credit Support provided with respect to a particular series of Certificates may not cover all losses related to delinquent Mortgage Loans, and investors should consider the risk that the inclusion of such Mortgage Loans in the Trust Fund may adversely affect the rate of defaults and prepayments on the Mortgage Assets in such Trust Fund and the yield on the Offered Certificates of such series. See "Description of the Trust Funds--Mortgage Loans--General."


                                USE OF PROCEEDS

     The net proceeds to be received from the sale of the Certificates will be applied by the Depositor to the purchase of Trust Assets, to repay short-term loans incurred to finance the purchase of Trust Assets until the sale of the Certificates or for general corporate purposes. The Depositor expects to sell the Certificates from time to time, but the timing and amount of offerings of Certificates will depend on a number of factors, including the volume of Mortgage Assets acquired by the Depositor, prevailing interest rates, availability of funds and general market conditions.


                              YIELD CONSIDERATIONS

GENERAL

     The yield on any Offered Certificate will depend on the price paid by the Certificateholder, the Pass-Through Rate of the Certificate, the receipt and timing of receipt of distributions on the Certificate. See "Special Considerations--Limited Assets--Yield Considerations".

PASS-THROUGH RATE

     Certificates of any Class within a series may have fixed, variable or adjustable Pass-Through Rates, which may or may not be based upon the interest rates borne by the Mortgage Assets in the related Trust Fund. The Prospectus Supplement with respect to any series of Certificates will specify the Pass-Through Rate for each Class of such Certificates or, in the case of a variable or adjustable Pass-Through Rate, the method of determining the Pass-Through Rate; the effect, if any, of the prepayment of any Mortgage Asset on the Pass-Through Rate of one or more Classes of Certificates; and whether the distributions of interest on the Certificates of any Class will be dependent, in whole or in part, on the performance of any obligor under a Cash Flow Agreement.

TIMING OF PAYMENT OF INTEREST AND PRINCIPAL

     Each payment of interest on the Certificates (or addition to the Certificate Balance of a Class of Accrual Certificates) on a Distribution Date will include interest accrued during the Interest Accrual Period for such Distribution Date. If the Interest Accrual Period ends on a date other than a Distribution Date for the related series, the yield realized by the holders of such Certificates may be lower than the yield that would result if the Interest Accrual Period ended on such Distribution Date. In addition, if so specified in the related Prospectus Supplement, interest accrued for an Interest Accrual Period for one or more Classes of Certificates may be calculated on the assumption that distributions of principal (and additions to the Certificate Balance of Accrual Certificates) and allocations of losses on the Mortgage Assets may be made on the first day of the Interest Accrual Period for a Distribution Date and not on such Distribution Date. Such method would produce a lower effective yield than if interest were calculated on the basis of the actual principal amount outstanding during an Interest Accrual Period. The Interest Accrual Period for any Class of Offered Certificates will be described in the related Prospectus Supplement.

PRINCIPAL PREPAYMENTS

     The yield to maturity on the Certificates will be affected by the rate of principal payments on the Mortgage Assets (including principal prepayments on Mortgage Loans resulting from both voluntary prepayments by the Mortgagors and involuntary liquidations). The rate at which principal prepayments occur on the Mortgage Loans will be affected by a variety of factors, including, without limitation, the terms of the Mortgage Loans, the level of prevailing interest rates, the availability of mortgage credit and economic, demographic, geographic, tax, legal and other factors. In general, however, if prevailing interest rates fall significantly below the Mortgage Rates on the Mortgage Loans comprising or underlying the Mortgage Assets in a particular Trust Fund, such Mortgage Loans are likely to be the subject of higher principal prepayments than if prevailing rates remain at or above the rates borne by such Mortgage Loans. In this regard, it should be noted that certain Mortgage Assets may consist of Mortgage Loans with different Mortgage Rates and the stated pass-through or pay-through interest rate of certain MBS Securities may be a number of percentage points higher or lower than certain of the underlying Mortgage Loans. The rate of principal payments on some or all of the Classes of Certificates of a series will correspond to the rate of principal payments on the Mortgage Assets in the related Trust Fund and is likely to be affected by the existence of Lock-out Periods and Prepayment Premium provisions of the Mortgage Loans underlying or comprising such Mortgage Assets, and by the extent to which the servicer of any such Mortgage Loan is able to enforce such provisions. Mortgage Loans with a Lock-out Period or a Prepayment Premium provision, to the extent enforceable, generally would be expected to experience a lower rate of principal prepayments than otherwise identical Mortgage Loans without such provisions, with shorter Lock-out Periods or with lower Prepayment Premiums.

     If the purchaser of a Certificate offered at a discount calculates its anticipated yield to maturity based on an assumed rate of distributions of principal that is faster than that actually experienced on the Mortgage Assets, the actual yield to maturity will be lower than that so calculated. Conversely, if the purchaser of a Certificate offered at a premium calculates its anticipated yield to maturity based on an assumed rate of distributions of principal that is slower than that actually experienced on the Mortgage Assets, the actual yield to maturity will be lower than that so calculated. In either case, if so provided in the Prospectus Supplement for a series of Certificates, the effect on the yield of one or more Classes of the Certificates of such series of prepayments of the Mortgage Assets in the related Trust Fund may be mitigated or exacerbated by any provisions for sequential or selective distribution of principal to such Classes.

     The timing of changes in the rate of principal payments on the Mortgage Assets may significantly affect an investor's actual yield to maturity, even if the average rate of distributions of principal is consistent with an investor's expectation. In general, the earlier a principal payment is received on the Mortgage Assets and distributed on a Certificate, the greater the effect on such investor's yield to maturity. The effect on an investor's yield of principal payments occurring at a rate higher (or lower) than the rate anticipated by the investor during a given period may not be offset by a subsequent like decrease (or increase) in the rate of principal payments.

PREPAYMENTS--MATURITY AND WEIGHTED AVERAGE LIFE

     The rates at which principal payments are received on the Mortgage Assets included in or comprising a Trust Fund and the rate at which payments are made from any Credit Support or Cash Flow Agreement for the related series of Certificates may affect the ultimate maturity and the weighted average life of each Class of such series. Prepayments on the Mortgage Loans comprising or underlying the Mortgage Assets in a particular Trust Fund will generally accelerate the rate at which principal is paid on some or all of the Classes of the Certificates of the related series.

     If so provided in the Prospectus Supplement for a series of Certificates, one or more Classes of Certificates may have a final scheduled Distribution Date, which is the date on or prior to which the Certificate Principal Balance thereof is scheduled to be reduced to zero, calculated on the basis of the assumptions applicable to such series set forth therein.

     Weighted average life refers to the average amount of time that will elapse from the date of issue of a security until each dollar of principal of such security will be repaid to the investor. The weighted average life of a Class of Certificates of a series will be influenced by the rate at which principal on the Mortgage Loans comprising or underlying the Mortgage Assets is paid to such Class, which may be in the form of scheduled amortization or prepayments (for this purpose, the term "prepayment" includes prepayments, in whole or in part, and liquidations due to default).

     Prepayments on loans are also commonly measured relative to a prepayment standard or model, such as the Constant Prepayment Rate ("CPR") prepayment model or the Standard Prepayment Assumption ("SPA") prepayment model, each as described below. CPR represents a constant assumed rate of prepayment each month (expressed as an annual percentage) relative to the then outstanding principal balance of a pool of loans for the life of such loans. SPA represents an assumed rate of prepayment each month (expressed as an annual percentage) relative to the then outstanding principal balance of a pool of loans. A prepayment assumption of 100% of SPA assumes prepayment rates of 0.2% per annum of the then outstanding principal balance of such loans in the first month of the life of the loans and an additional 0.2% per annum in each month thereafter until the thirtieth month. Beginning in the thirtieth month and in each month thereafter during the life of the loans, 100% of SPA assumes a constant annualized prepayment rate of 6% each month.

     Neither CPR nor SPA nor any other prepayment model or assumption purports to be a historical description of prepayment experience or a prediction of the anticipated rate of prepayment of any pool of loans, including the Mortgage Loans underlying or comprising the Mortgage Assets. Moreover, CPR and SPA were developed based upon historical prepayment experience for single-family loans. Thus, it is likely that prepayment of any Mortgage Loans comprising or underlying the Mortgage Assets for any series will not conform to any particular level of CPR or SPA.

     The Depositor is not aware of any meaningful publicly available prepayment statistics for multifamily or commercial mortgage loans.

     The Prospectus Supplement with respect to each series of Certificates will contain tables, if applicable, setting forth the projected weighted average life of each Class of Offered Certificates of such series and the percentage of the initial Certificate Balance of each such Class that would be outstanding on specified Distribution Dates based on the assumptions stated in such Prospectus Supplement, including assumptions that prepayments on the Mortgage Loans comprising or underlying the related Mortgage Assets are made at rates corresponding to various percentages of CPR, SPA or at such other rates specified in such Prospectus Supplement. Such tables and assumptions are intended to illustrate the sensitivity of weighted average life of the Certificates to various prepayment rates and will not be intended to predict or to provide information that will enable investors to predict the actual weighted average life of the Certificates. It is unlikely that prepayment of any Mortgage Loans comprising or underlying the Mortgage Assets for any series will conform to any particular level of CPR, SPA or any other rate specified in the related Prospectus Supplement.

OTHER FACTORS AFFECTING WEIGHTED AVERAGE LIFE

   Type of Mortgage Loan

     A number of Mortgage Loans may have balloon payments due at maturity, and because the ability of a mortgagor to make a balloon payment typically will depend upon its ability either to refinance the loan or to sell the related Mortgaged Property, there is a risk that a number of Mortgage Loans having balloon payments may default at maturity, or that the servicer may extend the maturity of such a Mortgage Loan in connection with a workout. In the case of defaults, recovery of proceeds may be delayed by, among other things, bankruptcy of the mortgagor or adverse conditions in the market where the property is located. In order to minimize losses on defaulted Mortgage Loans, the servicer may, to the extent and under the circumstances set forth in the related Prospectus Supplement, be permitted to modify Mortgage Loans that are in default or as to which a payment default is imminent. Any defaulted balloon payment or modification that extends the maturity of a Mortgage Loan will tend to extend the weighted average life of the Certificates, thereby lengthening the period of time elapsed from the date of issuance of a Certificate until it is retired.

   Foreclosures and Payment Plans

     The number of foreclosures and the principal amount of the Mortgage Loans comprising or underlying the Mortgage Assets that are foreclosed in relation to the number and principal amount of Mortgage Loans that are repaid in accordance with their terms will affect the weighted average life of the Mortgage Loans comprising or underlying the Mortgage Assets and that of the related series of Certificates. Servicing decisions made with respect to the Mortgage Loans, including the use of payment plans prior to a demand for acceleration and the restructuring of Mortgage Loans in bankruptcy proceedings, may also have an effect upon the payment patterns of particular Mortgage Loans and thus the weighted average life of the Certificates.

   Due-on-Sale and Due-on-Encumbrance Clauses

     Acceleration of mortgage payments as a result of certain transfers of or the creation of encumbrances upon underlying Mortgaged Property is another factor affecting prepayment rates that may not be reflected in the prepayment standards or models used in the relevant Prospectus Supplement. A number of the Mortgage Loans comprising or underlying the Mortgage Assets may include "due-on-sale" clauses or "due-on-encumbrance" clauses that allow the holder of the Mortgage Loans to demand payment in full of the remaining principal balance of the Mortgage Loans upon sale or certain other transfers of or the creation of encumbrances upon the related Mortgaged Property. With respect to any Whole Loans, unless otherwise provided in the related Prospectus Supplement, the Master Servicer, on behalf of the Trust Fund, will be required to exercise (or waive its right to exercise) any such right that the Trustee may have as mortgagee to accelerate payment of the Whole Loan in a manner consistent with the servicing standard specified in the related Prospectus Supplement or, if no such standard is specified, consistent with the Master Servicer's normal servicing practices. See "Certain Legal Aspects of Mortgage Loans--Due-on-Sale and Due-on-Encumbrance" and "Description of the Agreements--Due-on-Sale and Due-on-Encumbrance Provisions".

                                 THE DEPOSITOR

     PaineWebber Mortgage Acceptance Corporation V, the Depositor, is a Delaware corporation organized on April 23, 1987, as a wholly-owned limited purpose finance subsidiary of PaineWebber Group Inc. The Depositor maintains its principal office at 1285 Avenue of the Americas, New York, New York. Its telephone number is (212) 713-2000.

     The Depositor does not have, nor is it expected in the future to have, any significant assets. It is not expected that the Depositor will have any business operations other than acquiring and pooling mortgage loans or interests therein and MBS Securities, offering Certificates of the type described herein or other mortgage-related securities, and related activities.

                        DESCRIPTION OF THE CERTIFICATES

GENERAL

     The Certificates of each series (including any Class of Certificates not offered hereby) will represent the entire beneficial ownership interest in the Trust Fund created pursuant to the related Agreement. Each series of Certificates will consist of one or more Classes of Certificates that may (i) provide for the accrual of interest thereon based on fixed, variable or adjustable rates; (ii) be senior (collectively, "Senior Certificates") or subordinate (collectively, "Subordinate Certificates") to one or more other Classes of Certificates in respect of certain distributions on the Certificates; (iii) be entitled to principal distributions, with disproportionately low, nominal or no interest distributions (collectively, "Stripped Principal Certificates"); (iv) be entitled to interest distributions, with disproportionately low, nominal or no principal distributions (collectively, "Stripped Interest Certificates"); (v) provide for distributions of accrued interest thereon commencing only following the occurrence of certain events, such as the retirement of one or more other Classes of Certificates of such series (collectively, "Accrual Certificates"); and/or (vi) provide for payments of principal sequentially, or based on specified payment schedules or other methodologies, to the extent of available funds, in each case as described in the related Prospectus Supplement. Any such Classes may include Classes of Offered Certificates.

     Each Class of Offered Certificates of a series will be issued in minimum denominations corresponding to the Certificate Principal Balances or, in case of Stripped Interest Certificates, notional amounts specified in the related Prospectus Supplement. The transfer of any Offered Certificates may be registered and such Certificates may be exchanged without the payment of any service charge payable in connection with such registration of transfer or exchange, but the Depositor or the Trustee or any agent thereof may require payment of a sum sufficient to cover any tax or other governmental charge. One or more Classes of Certificates of a series may be issued in definitive form ("Definitive Certificates") or in book-entry form ("Book-Entry Certificates"), as provided in the related Prospectus Supplement. See "Description of the Certificates--Book-Entry Registration and Definitive Certificates". Definitive Certificates will be exchangeable for other Certificates of the same Class and series of a like aggregate Certificate Principal Balance or notional amount but of different authorized denominations. See "Special Considerations--Limited Liquidity" and --Limited Assets".

DISTRIBUTIONS

     Distributions on the Certificates of each series will be made by or on behalf of the Trustee on each Distribution Date as specified in the related Prospectus Supplement from the Available Distribution Amount for such series and such Distribution Date. Except as otherwise specified in the related Prospectus Supplement, distributions (other than the final distribution) will be made to the persons in whose names the Certificates are registered at the close of business on the last business day of the month preceding the month in which the Distribution Date occurs (the "Record Date"), and the amount of each distribution will be determined as of the close of business on the date specified in the related Prospectus Supplement (the "Determination Date"). Unless otherwise specified in the related Prospectus Supplement, all distributions with respect to each Class of Certificates on each Distribution Date will be allocated pro rata among the outstanding Certificates in such Class. Payments will be made either by check mailed to the address of the person entitled thereto as it appears on the Certificate Register or, if so provided in the related Prospectus Supplement and if a Certificateholder holds Certificates in the requisite amount specified therein by wire transfer in immediately available funds to the account of such Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder has so notified the Trustee or other person required to make such payments no later than the date specified in the related Prospectus Supplement; provided, however, that the final distribution in retirement of the Certificates (whether Definitive Certificates or Book-Entry Certificates) will be made only upon presentation and surrender of the Certificates at the location specified in the notice to Certificateholders of such final distribution.

AVAILABLE DISTRIBUTION AMOUNT

     Distributions on the Certificates of each series on each Distribution Date will be made from the "Available Distribution Amount" for such Distribution Date, in accordance with the terms described in the related Prospectus Supplement. Unless provided otherwise in the related Prospectus Supplement, the "Available Distribution Amount" for each Distribution Date will equal the sum of the following amounts:

          (i) the total amount of all cash on deposit in the related Certificate Account as of the corresponding Determination Date, exclusive of:

               (a) all scheduled payments of principal and interest already collected but due on a date subsequent to the related Due Period (unless the related Prospectus Supplement provides otherwise, a "Due Period" with respect to any Distribution Date will commence on the second day of the month in which the immediately preceding Distribution Date occurs, or the day after the Cut-off Date in the case of the first Due Period, and will end on the first day of the month of the related Distribution Date),

               (b) all prepayments, together with related payments of the interest thereon and related Prepayment Premiums, Liquidation Proceeds, Insurance Proceeds and other unscheduled recoveries received subsequent to the related Prepayment Period, as defined in the related Prospectus Supplement, and

               (c) all amounts in the Certificate Account that are due or reimbursable to the Depositor, the Trustee, the Master Servicer, the Special Servicer or any other person described in the related Prospectus Supplement, or that are payable in respect of certain expenses of the related Trust Fund;

          (ii) all advances made by a Master Servicer with respect to such Distribution Date;

          (iii) if and to the extent the related Prospectus Supplement so provides, amounts paid by a Master Servicer with respect to interest shortfalls resulting from prepayments during the related Prepayment Period; and

          (iv) to the extent not on deposit in the related Certificate Account as of the corresponding Determination Date, any amounts collected under, from or in respect of any Credit Support with respect to such Distribution Date.

     In addition, interest on investment income on deposit in the Certificate Account, including any net payments paid under any Cash Flow Agreement, may be included in the Available Distribution Amount, or may be allocated solely to one or more Classes of Certificates of the related series on such Distribution Date (in addition to the portion of the Available Distribution Amount allocable to such Class or Classes).

     As described below, the entire Available Distribution Amount will be distributed among the related Certificates (including any Certificates not offered hereby) on each Distribution Date, and accordingly will be released from the Trust Fund and will not be available for any future distributions.

DISTRIBUTIONS OF INTEREST ON THE CERTIFICATES

     Each Class of Certificates (other than Classes Residual Certificates and Stripped Principal Certificates that have no Pass-Through Rate) may have a different Pass-Through Rate, which may be a fixed, variable or adjustable Pass-Through Rate. The related Prospectus Supplement will specify the Pass-Through Rate for each Class or, in the case of a variable or adjustable Pass-Through Rate, the method for determining the Pass-Through Rate. Unless otherwise specified in the related Prospectus Supplement, interest on the Certificates will be calculated on the basis of a 360-day year consisting of twelve 30-day months.

     Distributions of interest in respect of the Certificates of any Class will be made on each Distribution Date (other than any Class of Accrual Certificates, which will be entitled to distributions of accrued interest commencing only on the Distribution Date, or under the circumstances, specified in the related Prospectus Supplement, and any Class of Stripped Principal Certificates that are not entitled to any distributions of interest) based on the Accrued Certificate

Interest for such Class and such Distribution Date, subject to the sufficiency of the portion of the Available Distribution Amount allocable to such Class on such Distribution Date. Prior to the time interest is distributable on any Class of Accrual Certificates, the amount of Accrued Certificate Interest otherwise distributable on such Class will be added to the Certificate Balance thereof on each Distribution Date. With respect to each Class of Certificates and each Distribution Date (other than certain Classes of Stripped Interest Certificates), "Accrued Certificate Interest" will be equal to interest accrued for a specified period on the outstanding Certificate Balance thereof immediately prior to the Distribution Date, at the applicable Pass-Through Rate, reduced as described below. Unless otherwise provided in the Prospectus Supplement, Accrued Certificate Interest on Stripped Interest Certificates will be equal to interest accrued for a specified period on the outstanding notional amount thereof immediately prior to each Distribution Date, at the applicable Pass-Through Rate, reduced as described below. The method of determining the notional amount for any Class of Stripped Interest Certificates will be described in the related Prospectus Supplement. Reference to notional amount is solely for convenience in certain calculations and does not represent the right to receive any distributions of principal. Unless otherwise provided in the related Prospectus Supplement, the Accrued Certificate Interest on a series of Certificates will be reduced in the event of prepayment interest shortfalls, which are shortfalls in collections of interest for a full accrual period resulting from prepayments prior to the due date in such accrual period on the Mortgage Loans comprising or underlying the Mortgage Assets in the Trust Fund for such series. The particular manner in which such shortfalls are to be allocated among some or all of the Classes of Certificates of that series will be specified in the related Prospectus Supplement. The related Prospectus Supplement will also describe the extent to which the amount of Accrued Certificate Interest that is otherwise distributable on (or, in the case of Accrual Certificates, that may otherwise be added to the Certificate Balance
of) a Class of Offered Certificates may be reduced as a result of any other contingencies, including delinquencies, losses and deferred interest on or in respect of the Mortgage Loans comprising or underlying the Mortgage Assets in the related Trust Fund. Unless otherwise provided in the related Prospectus Supplement, any reduction in the amount of Accrued Certificate Interest otherwise distributable on a Class of Certificates by reason of the allocation to such Class of a portion of any deferred interest on the Mortgage Loans comprising or underlying the Mortgage Assets in the related Trust Fund will result in a corresponding increase in the Certificate Balance of such Class. See "Special Considerations--Limited Assets--Yield Considerations" and "Yield Considerations".

DISTRIBUTIONS OF PRINCIPAL OF THE CERTIFICATES

     The Certificates of each series, other than certain Classes of Stripped Interest Certificates, will have a "Certificate Principal Balance" which, at any time, will equal the then maximum amount that the holder will be entitled to receive in respect of principal out of the future cash flow. on the Mortgage Assets and other assets included in the related Trust Fund. The outstanding Certificate Principal Balance of a Certificate will be reduced to the extent of distributions of principal thereon from time to time and, if and to the extent so provided in the related Prospectus Supplement, by the amount of losses incurred in respect of the related Mortgage Assets, may be increased in respect of deferred interest on the related Mortgage Loans to the extent provided in the related Prospectus Supplement and, in the case of Accrual Certificates prior to the Distribution

Date on which distributions of interest are required to commence, will be increased by any Accrued Certificate Interest. Unless otherwise provided in the related Prospectus Supplement, the initial aggregate Certificate Principal Balance of all Classes of Certificates of a series will not be greater than the outstanding aggregate principal balance of the related Mortgage Assets as of the applicable Cut-off Date. The initial aggregate Certificate Principal Balance of a series and each Class thereof will be specified in the related Prospectus Supplement. Unless otherwise provided in the related Prospectus Supplement, distributions of principal will be made on each Distribution Date to the Class or Classes of Certificates entitled thereto in accordance with the provisions described in such Prospectus Supplement until the Certificate Principal Balance of such Class has been reduced to zero. Stripped Interest Certificates with no Certificate Principal Balance are not entitled to any distributions of principal.

DISTRIBUTIONS ON THE CERTIFICATES OF PREPAYMENT PREMIUM OR IN RESPECT OF EQUITY PARTICIPATIONS

     If so provided in the related Prospectus Supplement, Prepayment Premiums or payments in respect of Equity Participations that are collected on the Mortgage Assets in the related Trust Fund will be distributed on each Distribution Date to the Class or Classes of Certificates entitled thereto in accordance with the provisions described in such Prospectus Supplement.

ALLOCATION OF LOSSES AND SHORTFALLS

     If so provided in the Prospectus Supplement for a series of Certificates consisting of one or more Classes of Subordinate Certificates, on any Distribution Date in respect of which losses or shortfalls in collections on the Mortgage Assets have been incurred, the amount of such losses or shortfalls will be borne first by a Class of Subordinate Certificates in the priority and manner and subject to the limitations specified in such Prospectus Supplement. See "Description of Credit Support" for a description of the types of protection that may be included in a Trust Fund against losses and shortfalls on Mortgage Assets comprising such Trust Fund.

ADVANCES IN RESPECT OF DELINQUENCIES

     With respect to any series of Certificates evidencing an interest in a Trust Fund consisting of Mortgage Assets other than MBS Securities, unless otherwise provided in the related Prospectus Supplement, the Master Servicer will be required as part of its servicing responsibilities to advance on or before each Distribution Date its own funds or funds held in the Certificate Account that are not included in the Available Distribution Amount for such Distribution Date, in an amount equal to the aggregate of payments of principal (other than any balloon payments) and interest (net of related servicing fees) that were due on the Whole Loans in such Trust Fund during the related Due Period and were delinquent on the related Determination Date, subject to the Master Servicer's good faith determination that such advances will be reimbursable from Related Proceeds (as defined below). In the case of a series of Certificates that includes one or more Classes of Subordinate Certificates and if so provided in the related Prospectus Supplement, the Master Servicer's advance obligation may be limited only to the portion of such delinquencies necessary to make the required distributions on one or more Classes of Senior Certificates and/or may be subject to the Master Servicer's good faith determination that such advances will be reimbursable not only from Related Proceeds but also from collections on other Mortgage Assets otherwise distributable on one or more Classes of such Subordinate Certificates. See "Description of Credit Support".

     Advances are intended to maintain a regular flow of scheduled interest and principal payments to holders of the Class or Classes of Certificates entitled thereto, rather than to guarantee or insure against losses. Unless otherwise provided in the related Prospectus Supplement, advances of the Master Servicer's funds will be reimbursable only out of related recoveries on the Mortgage Loans (including amounts received under any form of Credit Support) respecting which such advances were made (as to any Mortgage Loan, "Related Proceeds") and, if so provided in the Prospectus Supplement, out of any amounts otherwise distributable on one or more Classes of Subordinate Certificates of such series; provided, however, that any such advance will be reimbursable from any amounts in the Certificate Account prior to any distributions being made on the Certificates to the extent that the Master Servicer shall determine in good faith that such advance (a "Nonrecoverable Advance") is not ultimately recoverable from Related Proceeds or, if applicable, from collections on other Mortgage Assets otherwise distributable on such Subordinate Certificates. If advances have been made by the Master Servicer from excess funds in the Certificate Account, the Master Servicer is required to replace such funds in the Certificate Account on any future Distribution Date to the extent that funds in the Certificate Account on such Distribution Date are less than payments required to be made to Certificateholders on such date. If so specified in the related Prospectus Supplement, the obligations of the Master Servicer to make advances may be secured by a cash advance reserve fund or a surety bond. If applicable, information regarding the characteristics of, and the identity of any obligor on, any such surety bond, will be set forth in the related Prospectus Supplement.

     If and to the extent so provided in the related Prospectus Supplement, the Master Servicer will be entitled to receive interest at the rate specified therein on its outstanding advances and will be entitled to pay itself such interest periodically from general collections on the Mortgage Loans prior to any payment to Certificateholders or as otherwise provided in the related Agreement and described in such Prospectus Supplement.

     The Prospectus Supplement for any series of Certificates evidencing an interest in a Trust Fund that includes MBS Securities will describe any corresponding advancing obligation of any person in connection with such MBS Securities.

REPORTS TO CERTIFICATEHOLDERS

     With each distribution to holders of any class of Certificates of a series, a Master Servicer or the Trustee, as provided in the related Prospectus Supplement, will forward or cause to be forwarded to each such holder, to the Depositor and to such other parties as may be specified in the related Agreement, a statement that, unless otherwise provided in the related Prospectus Supplement, will set forth, among other things, in each case to the extent applicable and available:

               (i) the amount of such distribution to holders of Certificates of such class applied to reduce the Certificate Principal Balance thereof;

               (ii) the amount of such distribution to holders of Certificates of such class allocable to Accrued Certificate Interest;

               (iii) the amount of such distribution allocable to (a) Prepayment Premiums and (b) payments on account of Equity Participations;

               (iv) the amount, if any, by which such distribution is less than the amounts to which holders of such class of Offered Certificates are entitled;

               (v) the amount of related servicing compensation received by a Master Servicer (and, if payable directly out of the related Trust Fund, by any Special Servicer) and such other customary information as any such Master Servicer or the Trustee deems necessary or desirable, or that a Certificateholder reasonably requests, to enable Certificateholders to prepare their tax returns;

               (vi) the aggregate amount of advances included in such distribution, and the aggregate amount of unreimbursed advances at the close of business on such Distribution Date;

               (vii) the aggregate principal balance of the Mortgage Assets at the close of business on such Distribution Date;

               (viii) the number and aggregate principal balance of Mortgage Loans in respect of which (a) one scheduled payment is delinquent,
          (b) two scheduled payments are delinquent, (c) three or more scheduled payments are delinquent and (4) foreclosure proceedings have been commenced;

               (ix) with respect to each Mortgage Loan that is delinquent two or more months, (a) the loan number thereof, (b) the unpaid balance thereof, (c) whether the delinquency is in respect of any balloon payment, (d) the aggregate amount of unreimbursed servicing expenses and unreimbursed advances in respect thereof, (e) if applicable, the aggregate amount of any interest accrued and payable on related servicing expenses and related advances assuming such Mortgage Loan is subsequently liquidated through foreclosure, (f) whether a notice of acceleration has been sent to the mortgagor and, if so, the date of such notice, (g) whether foreclosure proceedings have been commenced and, if so, the date so commenced and (h) if such Mortgage Loan is more than three months delinquent and foreclosure has not been commenced, the reason therefor;

               (x) with respect to any Whole Loan liquidated during the related Due Period or Prepayment Period, as applicable (other than by payment in full), (a) the loan number thereof, (b) the manner in which it was liquidated, (c) the aggregate amount of liquidation proceeds received, (d) the portion of such liquidation proceeds payable or reimbursable to the Master Servicer in respect of such Mortgage Loan and (e) the amount of any loss to Certificateholders;

                  (xi) with respect to each REO Property relating to a Whole Loan and included in the Trust Fund as of the end of the related Due Period or Prepayment Period, as applicable, (a) the loan number of the related Mortgage Loan, (b) the date of acquisition, (c) the book value, (d) the principal balance of the related Mortgage Loan immediately following such Distribution Date (calculated as if such Mortgage Loan were still outstanding taking into account certain limited modifications to the terms thereof specified in the Agreement), (e) the aggregate amount of unreimbursed servicing expenses and unreimbursed advances in respect thereof and (f) if applicable, the aggregate amount of interest accrued and payable on related servicing expenses and related advances;

                  (xii) with respect to any such REO Property sold during the related Due Period or Prepayment Period, as applicable, (a) the loan number of the related Mortgage Loan, (b) the aggregate amount of sale proceeds, (c) the portion of such sales proceeds payable or reimbursable to the Master Servicer or a Special Servicer in respect of such REO Property or the related Mortgage Loan and (d) the amount of any loss to Certificateholders in respect of the related Mortgage Loan;

                  (xiii) the aggregate Certificate Balance or notional amount, as the case may be, of each class of Certificates (including any class of Certificates not offered hereby) at the close of business on such Distribution Date, separately identifying any reduction in such Certificate Balance due to the allocation of any loss and increase in the Certificate Balance of a Class of Accrual Certificates in the event that Accrued Certificate Interest has been added to such balance;

                  (xiv) the aggregate amount of principal prepayments made during the related Prepayment Period;

                  (xv) the amount deposited in the reserve fund, if any, on such Distribution Date;

                  (xvi) the amount remaining in the reserve fund, if any, as of the close of business on such Distribution Date;

                  (xvii) the aggregate unpaid Accrued Certificate Interest, if any, on each class of Certificates at the close of business on such Distribution Date;

                  (xviii) in the case of Certificates with a variable Pass-Through Rate, the Pass-Through Rate applicable to such Distribution Date, as calculated in accordance with the method specified in the related Prospectus Supplement;

                  (xix) in the case of Certificates with an adjustable Pass-Through Rate, for statements to be distributed in any month in which an adjustment date occurs, the adjustable

          Pass-Through Rate applicable to the next succeeding Distribution Date as calculated in accordance with the method specified in the related Prospectus Supplement;

               (xx) as to any series which includes Credit Support, the amount of coverage of each instrument of Credit Support included therein as of the close of business on such Distribution Date; and

               (xxi) the aggregate amount of payments by the mortgagors of (a) default interest, (b) late charges and (c) assumption and modification fees collected during the related Due Period or Prepayment Period, as applicable.

     In the case of information furnished pursuant to subclauses (i)-(v) above, the amounts shall be expressed as a dollar amount per minimum denomination of Certificates or for such other specified portion thereof. The Prospectus Supplement for each series of Offered Certificates will describe any additional information to be included in reports to the holders of such Certificates.

     Within a reasonable period of time after the end of each calendar year, the Master Servicer, if any, or the Trustee, as provided in the related Prospectus Supplement, shall furnish to each person who at any time during the calendar year was a holder of a Certificate a statement containing the information set forth in subclauses (i)-(v) above, aggregated for such calendar year or the applicable portion thereof during which such person was a Certificateholder. Such obligation of the Master Servicer or the Trustee shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Master Servicer or the Trustee pursuant to any requirements of the Code as are from time to time in force. See "Description of the Certificates--Book-Entry Registration and Definitive Certificates".

TERMINATION

     The obligations created by the Agreement for each series of Certificates will terminate upon the payment to Certificateholders of that series of all amounts held in the Certificate Account or by the Master Servicer, if any, or the Trustee and required to be paid to them pursuant to such Agreement following the earlier of (i) the final payment or other liquidation of the last Mortgage Asset subject thereto or the disposition of all property acquired upon foreclosure of any Mortgage Loan subject thereto and (ii) the purchase of all of the assets of the Trust Fund by the party entitled to effect such termination, under the circumstances and in the manner set forth in the related Prospectus Supplement. In no event, however, will the trust created by the Agreement continue beyond the date specified in the related Prospectus Supplement. Written notice of termination of the Agreement will be given to each Certificateholder, and the final distribution will be made only upon presentation and surrender of the Certificates at the location to be specified in the notice of termination.

     If so specified in the related Prospectus Supplement, a series of Certificates may be subject to optional early termination through the repurchase of the assets in the related Trust Fund by the party specified therein, under the circumstances and in the manner set forth therein. If so provided in the related Prospectus Supplement, upon the reduction of the Certificate Balance of a specified Class or Classes of Certificates by a specified percentage or amount, the party specified therein will solicit bids for the purchase of all assets of the Trust Fund, or of a sufficient portion of such assets to retire such Class or Classes under the circumstances and in the manner set forth therein.

BOOK-ENTRY REGISTRATION AND DEFINITIVE CERTIFICATES

     If so provided in the Prospectus Supplement for a series of Certificates, one or more Classes of the Offered Certificates of such series will be offered in book-entry format through the facilities of The Depository Trust Company ("DTC"), and each such Class will be represented by one or more global Certificates registered in the name of DTC or its nominee.

     DTC is a limited-purpose trust company organized under the New York Banking Law, a "banking corporation" within the meaning of the New York Banking Law, a member of the Federal Reserve System, a "clearing corporation" within the meaning of the New York Uniform Commercial Code, and a "clearing agency" registered pursuant to the provisions of Section 17A of the Exchange Act. DTC was created to hold securities for its participating organizations ("Participants") and facilitate the clearance and settlement of securities transactions between Participants through electronic computerized book-entry changes in their accounts, thereby eliminating the need for physical movement of securities certificates. "Direct Participants", which maintain accounts with DTC, include PaineWebber Incorporated, other securities brokers and dealers, banks, trust companies and clearing corporations and may include certain other organizations. DTC is owned by a number of its Direct Participants and by the New York Stock Exchange, Inc., the American Stock Exchange, Inc. and the National Association of Securities Dealers, Inc. Access to the DTC system also is available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a Direct Participant, either directly or indirectly ("Indirect Participants"). The rules applicable to DTC and its Participants are on file with the Commission.

     Purchases of Book-Entry Certificates under the DTC system must be made by or through Direct Participants, which will receive a credit for the Book-Entry Certificates on DTC's records. The ownership interest of each actual purchaser of a Book-Entry Certificate (a "Certificate Owner") is in turn to be recorded on the Direct and Indirect Participants' records. Certificate Owners will not receive written confirmation from DTC of their purchases, but Certificate Owners are expected to receive written confirmations providing details of such transactions, as well as periodic statements of their holdings, from the Direct or Indirect Participant through which each Certificate Owner entered into the transaction. Transfers of ownership interest in the Book-Entry Certificates are to be accomplished by entries made on the books of Participants acting on behalf of Certificate Owners. Certificate Owners will not receive certificates representing their ownership interests in the Book-Entry Certificates, except in the event that use of the book-entry system for the Book-Entry Certificates of any series is discontinued as described below.

     To facilitate subsequent transfer, all Offered Certificates deposited by Participants with DTC are registered in the name of DTC's partnership nominee, Cede & Co. The deposit of Offered Certificates with DTC and their registration with Cede & Co. effect no change in beneficial ownership. DTC has no knowledge of the actual Certificate Owners of the Book-Entry Certificates; DTC's records reflect only the identity of the Direct Participants to whose accounts such Certificates are credited, which may or may not be the Certificate Owners. The Participants will remain responsible for keeping account of their holdings on behalf of their customers.

     Conveyance of notices and other communications by DTC to Direct Participants, by Direct Participants to Indirect Participants, and by Direct Participants and Indirect Participants to Certificate Owners will be governed by arrangements among them, subject to any statutory or regulatory requirements as may be in effect from time to time.

     Distributions on the Book-Entry Certificates will be made to DTC. DTC's practice is to credit Direct Participants' accounts on the related Distribution Date in accordance with their respective holdings shown on DTC's records unless DTC has reason to believe that it will not receive payment on such date. Disbursement of such distributions by Participants to Certificate Owners will be governed by standing instructions and customary practices, as is the case with securities held for the accounts of customers in bearer form or registered in "street name", and will be the responsibility of each such Participant (and not of DTC, the Depositor or any Trustee or Master Servicer), subject to any statutory or regulatory requirements as may be in effect from time to time. Under a book-entry system, Certificate Owners may receive payments after the related Distribution Date.

     Unless otherwise provided in the related Prospectus Supplement, investors that are not Participants or Indirect Participants but desire to purchase, sell or otherwise transfer ownership of, or other interests in, Book-Entry Certificates may do so only through Participants and Indirect Participants. In addition, such investors ("Certificate Owners") will receive all distributions on the Book-Entry Certificates through DTC and its Participants. Under a book-entry format, Certificate Owners will receive payments after the related Distribution Date because, while payments are required to be forwarded to Cede, as nominee for DTC, on each such date, DTC will forward such payments to its Participants which thereafter will be required to forward them to Indirect Participants or Certificate Owners. Unless otherwise provided in the related Prospectus Supplement, the only "Certificateholder"(as such term is used in the Agreement) will be Cede, as nominee of DTC, and the Certificate Owners will not be recognized by the Trustee as Certificateholders under the Agreement. Certificate Owners will be permitted to exercise the rights of Certificateholders under the related Agreement only indirectly through the Participants who in turn will exercise their rights through DTC.

     Because DTC can act only on behalf of Participants, who in turn act on behalf of Indirect Participants and certain Certificate Owners, the ability of a Certificate Owner to pledge its interest in Book-Entry Certificates to persons or entities that do not participate in the DTC system, or otherwise take actions in respect of its interest in Book-Entry Certificates, may be limited due to the lack of a physical certificate evidencing such interest.

     DTC has advised the Depositor that it will take any action permitted to be taken by a Certificateholder under an Agreement only at the direction of one or more Participants to whose account with DTC interests in the Book-Entry Certificates are credited.

     Unless otherwise specified in the related Prospectus Supplement, Certificates initially issued in book-entry form will be issued as Definitive Certificates to Certificate Owners or their nominees, rather than to DTC or its nominee, only if (i) the Depositor advises the Trustee in writing that DTC is no longer willing or able to discharge properly its responsibilities as depository with respect to such Certificates and the Depositor is unable to locate a qualified successor or (ii) the Depositor, at its option, elects to terminate the book- entry system through DTC with respect to such Certificates. Upon the occurrence of either of the events described in the preceding sentence, DTC will be required to notify all Participants of the availability through DTC of Definitive Certificates. Upon surrender by DTC of the certificate or certificates representing a Class of Book-Entry Certificates, together with instructions for registration, the Trustee for the related series or other designated party will be required to issue to the Certificate Owners identified in such instructions the Definitive Certificates to which they are entitled, and thereafter the holders of such Definitive Certificates will be recognized as Certificateholders under the related Pooling and Servicing Agreement.


                         DESCRIPTION OF THE AGREEMENTS

     The Certificates of each series evidencing interests in a Trust Fund consisting of Mortgage Loans will be issued pursuant to a Pooling and Servicing Agreement among the Depositor, a Master Servicer, any Special Servicer appointed as of the date of the Pooling and Servicing Agreement and the Trustee. The Certificates of each series evidencing interests in a Trust Fund consisting exclusively of MBS Securities will be issued pursuant to a Trust Agreement between the Depositor and a Trustee. Any Master Servicer, any such Special Servicer and the Trustee with respect to any series of Certificates will be named in the related Prospectus Supplement. The provisions of each Agreement will vary depending upon the nature of the Certificates to be issued thereunder and the nature of the related Trust Fund. A form of a Pooling and Servicing Agreement has been filed as an exhibit to the Registration Statement of which this Prospectus is a part. The following summaries describe certain provisions that may appear in each Agreement. The Prospectus Supplement for a series of Certificates will describe any provision of the Agreement relating to such series that materially differs from the description thereof contained in this Prospectus. The summaries do not purport to be complete and are subject to, and are qualified in their entirety by reference to, all of the provisions of the Agreement for each Trust Fund and the description of such provisions in the related Prospectus Supplement. As used herein with respect to any series, the term "Certificate" refers to all of the Certificates of that series, whether or not offered hereby and by the related Prospectus Supplement, unless the context otherwise requires. The Depositor will provide a copy of the Agreement (without exhibits) relating to any series of Certificates without charge upon written request of a holder of a Certificate of such series addressed to PaineWebber Mortgage Acceptance Corporation V, 1285 Avenue of the Americas, New York, New York 10019, Attention: Secretary.

ASSIGNMENT OF MORTGAGE ASSETS; REPURCHASES

     At the time of issuance of any series of Certificates, the Depositor will assign (or cause to be assigned) to the Trustee for such series the Mortgage Assets to be included in the related Trust Fund, together with all principal and interest to be received on or with respect to such Mortgage Assets after the Cut-off Date, other than principal and interest due on or before the Cut-off Date and other than any Retained Interest. The Trustee will, concurrently with such assignment, deliver the Certificates to the Depositor in exchange for the Mortgage Assets and the other assets comprising the Trust Fund for such series. Each Mortgage Asset will be identified in a schedule appearing as an exhibit to the related Agreement. Unless otherwise provided in the related Prospectus Supplement, such schedule will include detailed information
(i) in respect of each Mortgage Loan included in the related Trust Fund, including without limitation, the address of the related Mortgaged Property and type of such property, the Mortgage Rate and, if applicable, the applicable index, margin, adjustment date and any rate cap information, the remaining term to maturity, the outstanding principal balance and balloon payment, if any, and
(ii) in respect of each MBS Security included in the related Trust Fund, including without limitation, the MBS Issuer, MBS Servicer and MBS Trustee, the pass-through or bond rate or formula for determining such rate, the issue date and original and remaining term to maturity, if applicable, the original or outstanding principal amount and payment provisions, if applicable.

     With respect to each Whole Loan, the Depositor will deliver or cause to be delivered to the Trustee (or to the custodian hereinafter referred to) certain loan documents, which unless otherwise specified in the related Prospectus Supplement will include the original Mortgage Note endorsed, without recourse, to the order of the Trustee, the original Mortgage (or a certified copy thereof) with evidence of recording indicated thereon and an assignment of the Mortgage to the Trustee in recordable form. Unless otherwise provided in the related Prospectus Supplement, the related Agreement will require that the Depositor or other party thereto promptly cause each such assignment of Mortgage to be recorded in the appropriate public office for real property records, except in the State of California or in other states where, in the opinion of counsel acceptable to the Trustee, such recording is not required to protect the Trustee's interest in the related Whole Loan against the claim of any subsequent transferee or any successor to or creditor of the Depositor, the Master Servicer, or any prior holder of the Whole Loan.

     The Trustee (or the custodian) will review such Whole Loan documents within a specified period of days after receipt thereof, and the Trustee (or the custodian) will hold such documents in trust for the benefit of the Certificateholders. Unless otherwise specified in the related Prospectus Supplement, if any such document is found to be missing or defective in any material respect, the Trustee (or such custodian) shall immediately notify the Master Servicer and the Depositor. If the omission or defect is not cured within a specified number of days after receipt of such notice, then unless otherwise specified in the related Prospectus Supplement, the Depositor or another person specified in the related Prospectus Supplement will be obligated, within a specified number of days of receipt of such notice, to repurchase the related Whole Loan from the Trustee at the Purchase Price or substitute for such Mortgage Loan. Unless otherwise specified in the related Prospectus Supplement, this repurchase or substitution obligation constitutes the sole remedy available to the Certificateholders or the Trustee for omission of, or a material defect in, a constituent document.

     With respect to each MBS Security, the Depositor will deliver or cause to be delivered to the Trustee (or the custodian) the original certificate or other definitive evidence of the MBS Security, together with bond power or other instruments, certifications or documents required to transfer fully the MBS Security to the Trustee for the benefit of the Certificateholders in accordance with the related MBS Agreement. Unless otherwise provided in the related Prospectus Supplement, the related Agreement will require that either the Depositor or the Trustee promptly cause the MBS to be re-registered, with the applicable persons, in the name of the Trustee.

REPRESENTATIONS AND WARRANTIES; REPURCHASES

     Unless otherwise provided in the related Prospectus Supplement the Depositor will, with respect to each Whole Loan constituting a Mortgage Asset in the related Trust Fund, make or assign certain representations and warranties, as of a specified date (the person making such representations and warranties, the "Warranting Party") covering, by way of example, the following types of matters: (i) the accuracy of the information set forth for such Whole Loan on the schedule of Mortgage Assets appearing as an exhibit to the related Agreement; (ii) the existence of title insurance insuring the lien priority of the Whole Loan; (iii) the authority of the Warranting Party to sell the Whole Loan; (iv) the payment status of the Whole Loan and the status of payments of taxes, assessments and other charges affecting the related Mortgaged Property;
(v) the existence of customary provisions in the related Mortgage Note and Mortgage to permit realization against the Mortgaged Property of the benefit of the security of the Mortgage; and (vi) the existence of hazard and extended perils insurance coverage on the Mortgaged Property.

     Any Warranting Party other than the Depositor will be identified in the related Prospectus Supplement.

     Representations and warranties made in respect of a Whole Loan may have been made as of a date prior to the applicable Cut-off Date. A substantial period of time may have elapsed between such date and the date of initial issuance of the related series of Certificates evidencing an interest in such Whole Loan. Unless otherwise specified in the related Prospectus Supplement, in the event of a breach of any such representation or warranty, the Warranting Party will be obligated to cure such breach or repurchase or replace the affected Whole Loan as described below. Since the representations and warranties may not address events that may occur following the date as of which they were made, the Warranting Party will have a cure, repurchase or substitution obligation in connection with a breach of such a representation and warranty only if the relevant event that causes such breach occurs prior to such date. Such party would have no such obligations if the relevant event that causes such breach occurs after such date.

     Unless otherwise provided in the related Prospectus Supplement, each Agreement will provide that the Master Servicer and/or Trustee will be required to notify promptly the relevant Warranting Party of any breach of any representation or warranty made by it in respect of a Whole

Loan that materially and adversely affects the value of such Mortgage Loan or the interests therein of the Certificateholders. If such Warranting Party cannot cure such breach within a specified period following the date on which such party was notified of such breach, then such Warranting Party will be obligated to repurchase such Mortgage Loan from the Trustee within a specified period from the date on which the Warranting Party was notified of such breach, at the Purchase Price therefor. As to any Whole Loan, unless otherwise specified in the related Prospectus Supplement, the "Purchase Price" is equal to the sum of the unpaid principal balance thereof, plus unpaid accrued interest thereon at the Mortgage Rate from the date as to which interest was last paid to the due date in the Prepayment Period in which the relevant purchase is to occur, plus certain servicing expenses that are reimbursable to the Master Servicer. If so provided in the Prospectus Supplement for a series, a Warranting Party, rather than repurchase a Mortgage Loan as to which a breach has occurred, will have the option, within a specified period after initial issuance of such series of Certificates, to cause the removal of such Mortgage Loan from the Trust Fund and substitute in its place one or more other Whole Loans, in accordance with the standards described in the related Prospectus Supplement. Unless otherwise specified in the related Prospectus Supplement, this repurchase or substitution obligation will constitute the sole remedy available to holders of Certificates or the Trustee for a breach of representation by a Warranting Party.

     Neither the Depositor (except to the extent that it is the Warranting Party) nor the Master Servicer will be obligated to purchase or substitute for a Whole Loan if a Warranting Party defaults on its obligation to do so, and no assurance can be given that Warranting Parties will carry out such obligations with respect to Whole Loans.

     With respect to a Trust Fund that includes MBS Securities, the related Prospectus Supplement will describe any representations or warranties made or assigned by the Depositor with respect to such MBS Securities, the person making them and the remedies for breach thereof.

     A Master Servicer will make certain representations and warranties regarding its authority to enter into, and its ability to perform its obligations under, the related Agreement. A breach of any such representation of the Master Servicer which materially and adversely affects the interests of the Certificateholders and which continues unremedied for thirty days after the giving of written notice of such breach to the Master Servicer by the Trustee or the Depositor, or to the Master Servicer, the Depositor and the Trustee by the holders of Certificates evidencing not less than 25% of the Voting Rights (or such other percentage of Voting Rights as is specified in the related Prospectus Supplement will constitute an Event of Default. See "--Events of Default" and "--Rights Upon Event of Default".

CERTIFICATE ACCOUNT

   General

     The Master Servicer, if any, and/or the Trustee will, as to each Trust Fund, establish and maintain or cause to be established and maintained one or more separate accounts for the collection of payments on the related Mortgage Assets (collectively, the "Certificate Account"), which must be either (i) an account or accounts the deposits in which are insured by the Bank Insurance Fund or the Savings Association Insurance Fund of the Federal Deposit Insurance Corporation ("FDIC") (to the limits established by the FDIC) and the uninsured deposits in which are otherwise secured such that the Certificateholders have a claim with respect to the funds in the Certificate Account or a perfected first priority security interest against any collateral securing such funds that is superior to the claims of any other depositors or general creditors of the institution with which the Certificate Account is maintained or (ii) otherwise maintained with a bank or trust company, and in a manner, satisfactory to the Rating Agency or Agencies rating any Class of Certificates of such series. The collateral eligible to secure amounts in the Certificate Account is limited to United States government securities and other investment grade obligations specified in the Agreement ("Permitted Investments"). A Certificate Account may be maintained as an interest bearing or a non-interest bearing account and the funds held therein may be invested pending each succeeding Distribution Date in certain short-term Permitted Investments. Unless otherwise provided in the related Prospectus Supplement, any interest or other income earned on funds in the Certificate Account will be paid to a Master Servicer or its designee as additional servicing compensation. The Certificate Account may be maintained with an institution that is an affiliate of the Master Servicer, if applicable, provided that such institution meets the standards imposed by the Rating Agency or Agencies. If permitted by the Rating Agency or Agencies and so specified in the related Prospectus Supplement, a Certificate Account may contain funds relating to more than one series of mortgage pass-through certificates and may contain other funds respecting payments on mortgage loans belonging to the Master Servicer or serviced or master serviced by it on behalf of others.

   Deposits

     A Master Servicer or the Trustee will deposit or cause to be deposited in the Certificate Account for each Trust Fund on a daily basis, unless otherwise provided in the related Agreement and described in the related Prospectus Supplement, the following payments and collections received, or advances made, by the Master Servicer or the Trustee or on its behalf subsequent to the Cut-off Date (other than payments due on or before the Cut-off Date, and exclusive of any amounts representing a Retained Interest):

          (i) all payments on account of principal, including principal prepayments, on the Mortgage Assets;

          (ii) all payments on account of interest on the Mortgage Assets, including any default interest collected, in each case net of any portion thereof retained by a Master Servicer as its servicing compensation and net of any Retained Interest;

          (iii) all proceeds of the hazard insurance policies to be maintained in respect of each Mortgaged Property securing a Mortgage Loan in the Trust Fund (to the extent such proceeds are not applied to the restoration of the property or released to the mortgagor in accordance with the normal servicing procedures of a Master Servicer, subject to the terms and conditions of the related Mortgage and Mortgage Note) (collectively, "Insurance Proceeds") and all other amounts received and retained in connection with the liquidation of defaulted

     Mortgage Loans in the Trust Fund, by foreclosure or otherwise ("Liquidation Proceeds"), together with the net proceeds on a monthly basis with respect to any Mortgaged Properties acquired for the benefit of Certificateholders by foreclosure or by deed in lieu of foreclosure or otherwise;

          (iv) any amounts paid under any instrument or drawn from any fund that constitutes Credit Support for the related series of Certificates as described under "Description of Credit Support";

          (v) any advances made as described under "Description of the Certificates--Advances in Respect of Delinquencies";

          (vi) any amounts paid under any Cash Flow Agreement, as described under "Description of the Trust Funds--Cash Flow Agreements";

          (vii) all proceeds of any Mortgage Loan or property acquired in respect thereof purchased by the Depositor, any Mortgage Asset Seller or any other specified person as described under "--Assignment of Mortgage Assets; Repurchases" and "Representations and Warranties; Repurchases", all proceeds of any defaulted Mortgage Loan purchased as described under "--Realization Upon Defaulted Whole Loans", and all proceeds of any Mortgage Asset purchased as described under "Description of the Certificates-Termination" (also, "Liquidation Proceeds");

          (viii) any amounts paid by a Master Servicer to cover certain interest shortfalls arising out of the prepayment of Mortgage Loans in the Trust Fund as described under "Description of the Agreements--Retained Interest; Servicing Compensation and Payment of Expenses";

          (ix) to the extent that any such item does not constitute additional servicing compensation to a Master Servicer, any payments on account of modification or assumption fees, late payment charges, Prepayment Premiums or Equity Participations on the Mortgage Assets;

          (x) all payments required to be deposited in the Certificate Account with respect to any deductible clause in any blanket insurance policy described under "--Hazard Insurance Policies";

          (xi) any amount required to be deposited by a Master Servicer or the Trustee in connection with losses realized on investments for the benefit of the Master Servicer or the Trustee, as the case may be, of funds held in the Certificate Account; and

          (xii) any other amounts required to be deposited in the Certificate Account as provided in the related Agreement and described in the related Prospectus Supplement.

         Withdrawals

     A Master Servicer or the Trustee may, from time to time, unless otherwise provided in the related Agreement and described in the related Prospectus Supplement, make withdrawals from the Certificate Account for each Trust Fund for any of the following purposes:

          (i) to make distributions to the Certificateholders on each Distribution Date;

          (ii) to reimburse a Master Servicer for unreimbursed amounts advanced as described under "Description of the Certificates-Advances in Respect of Delinquencies", such reimbursement to be made out of amounts received which were identified and applied by the Master Servicer as late collections of interest (net of related servicing fees and Retained Interest) on and principal of the particular Mortgage Loans with respect to which the advances were made or out of amounts drawn under any form of Credit Support with respect to such Mortgage Loans;

          (iii) to reimburse a Master Servicer for unpaid servicing fees earned and certain unreimbursed servicing expenses incurred with respect to Mortgage Loans in the Trust Fund and properties acquired in respect thereof, such reimbursement to be made out of amounts that represent Liquidation Proceeds and Insurance Proceeds collected on the particular Mortgage Loans and properties, and net income collected on the particular properties, with respect to which such fees were earned or such expenses were incurred or out of amounts drawn under any form of Credit Support with respect to such Mortgage Loans and properties;

          (iv) to reimburse a Master Servicer for any advances described in clause (ii) above and any servicing expenses described in clause (iii) above which, in the Master Servicer's good faith judgment, will not be recoverable from the amounts described in clauses (ii) and (iii), respectively, such reimbursement to be made from amounts collected on other Mortgage Assets or, if and to the extent so provided by the related Agreement and described in the related Prospectus Supplement, just from that portion of amounts collected on other Mortgage Assets that is otherwise distributable on one or more Classes of Subordinate Certificates of the related series;

          (v) if and to the extent described in the related Prospectus Supplement, to pay a Master Servicer interest accrued on the advances described in clause (ii) above and the servicing expenses described in clause (iii) above while such remain outstanding and unreimbursed;

          (vi) to pay for costs and expenses incurred by the Trust Fund for environmental site assessments with respect to, and for containment, clean-up or remediation of hazardous wastes and materials on, Mortgaged Properties securing defaulted Mortgage Loans in the Trust Fund as described under "Realization Upon Defaulted Whole Loans";

          (vii) to reimburse a Master Servicer, the Depositor, or any of their respective directors, officers, employees and agents, as the case may be, for certain expenses, costs and liabilities incurred thereby, as and to the extent described under "--Certain Matters Regarding a Master Servicer and the Depositor";

          (viii) if and to the extent described in the related Prospectus Supplement, to pay (or to transfer to a separate account for purposes of escrowing for the payment of) the Trustee's fees;

          (ix) to reimburse the Trustee or any of its directors, officers, employees and agents, as the case may be, for certain expenses, costs and liabilities incurred thereby, as and to the extent described under "--Certain Matters Regarding the Trustee";

          (x) to pay a Master Servicer, as additional servicing compensation, interest and investment income earned in respect of amounts held in the Certificate Account;

          (xi) to pay the person entitled thereto any amounts deposited in the Certificate Account that were identified and applied by the Master Servicer as recoveries of Retained Interest;

          (xii) to pay for costs reasonably incurred in connection with the proper operation, management and maintenance of any Mortgaged Property acquired for the benefit of Certificateholders by foreclosure or by deed in lieu of foreclosure or otherwise, such payments to be made out of income received on such property;

          (xiii) if one or more elections have been made to treat the Trust Fund or designated portions thereof as a REMIC, to pay any federal, state or local taxes imposed on the Trust Fund or its assets or transactions, as and to the extent described under "Certain Federal Income Tax Consequences-Federal Income Tax Consequences for REMIC Certificates-Taxes That May Be Imposed on the REMIC Pool";

          (xiv) to pay for the cost of an independent appraiser or other expert in real estate matters retained to determine a fair sale price for a defaulted Mortgage Loan in the Trust Fund or a property acquired in respect thereof in connection with the liquidation of such Mortgage Loan or property;

          (xv) to pay for the cost of various opinions of counsel obtained pursuant to the related Agreement for the benefit of Certificateholders;

          (xvi) to pay for the costs of recording the related Agreement if such recordation materially and beneficially affects the interests of Certificateholders;

          (xvii) to pay the person entitled thereto any amounts deposited in the Certificate Account in error, including amounts received on any Mortgage Asset after its removal from the Trust Fund whether by reason of purchase or substitution as contemplated by

     "--Assignment of Mortgage Assets; Repurchase" and "--Representations and Warranties; Repurchases" or otherwise;

          (xviii) to make any other withdrawals permitted by the related Agreement and described in the related Prospectus Supplement; and

          (xix) to clear and terminate the Certificate Account at the termination of the Trust Fund.

COLLECTION AND OTHER SERVICING PROCEDURES; MODIFICATIONS

     The Master Servicer is required to make reasonable efforts to collect all scheduled payments under the Whole Loans and will follow or cause to be followed such collection procedures as it would follow with respect to mortgage loans that are comparable to the Whole Loans and held for its own account, provided such procedures are consistent with (i) the terms of the related Agreement and any related hazard insurance policy or instrument of Credit Support included in the related Trust Fund described herein or under "Description of Credit Support", (ii) applicable law and (iii) the general servicing standard specified in the related Prospectus Supplement or, if no such standard is so specified, its normal servicing practices (in either case, the "Servicing Standard"). In connection therewith, the Master Servicer will be permitted in its discretion to waive any late payment charge or penalty interest in respect of a late Whole Loan payment.

     Each Master Servicer will also be required to perform other customary functions of a servicer of comparable loans, including maintaining hazard insurance policies as described herein and in any related Prospectus Supplement, and filing and settling claims thereunder; maintaining escrow or impoundment accounts of mortgagors for payment of taxes, insurance and other items required to be paid by any mortgagor pursuant to the Whole Loan; processing assumptions or substitutions in those cases where the Master Servicer has determined not to enforce any applicable due-on-sale clause; attempting to cure delinquencies; supervising foreclosures; inspecting and managing Mortgaged Properties under certain circumstances; and maintaining accounting records relating to the Whole Loans. Unless otherwise specified in the related Prospectus Supplement, the Master Servicer will be responsible for filing and settling claims in respect of particular Whole Loans under any applicable instrument of Credit Support. See "Description of Credit Support".

     The Master Servicer may agree to modify, waive or amend any term of any Whole Loan in a manner consistent with the Servicing Standard so long as the modification, waiver or amendment will not (i) affect the amount or timing of any scheduled payments of principal or interest on the Whole Loan or (ii) in its judgment, materially impair the security for the Whole Loan or reduce the likelihood of timely payment of amounts due thereon. The Master Servicer also may agree to any modification, waiver or amendment that would so affect or impair the payments on, or the security for, a Whole Loan if, unless otherwise provided in the related Prospectus Supplement, (i) in its judgment, a material default on the Whole Loan has occurred or a payment default is imminent and
(ii) in its judgment, such modification, waiver or amendment is reasonably likely to produce a greater recovery with respect to the Whole Loan on a present value basis than would

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

liquidation. The Master Servicer is required to notify the Trustee in the event of any modification, waiver or amendment of any Whole Loan.

SUB-SERVICERS

     A Master Servicer may delegate its servicing obligations in respect of the Whole Loans to third-party servicers (each, a "Sub-Servicer"), but such Master Servicer will remain obligated under the related Agreement. Each sub-servicing agreement between a Master Servicer and a Sub-Servicer (a "Sub-Servicing Agreement") must be consistent with the terms of the related Agreement and must provide that, if for any reason the Master Servicer for the related series of Certificates is no longer acting in such capacity, the Trustee or any successor Master Servicer may assume the Master Servicer's rights and obligations under such Sub-Servicing Agreement.

     Unless otherwise provided in the related Prospectus Supplement, the Master Servicer will be solely liable for all fees owed by it to any Sub-Servicer, irrespective of whether the Master Servicer's compensation pursuant to the related Agreement is sufficient to pay such fees. However, a Sub-Servicer may be entitled to a Retained Interest in certain Whole Loans. Each Sub-Servicer will be reimbursed by the Master Servicer for certain expenditures which it makes, generally to the same extent the Master Servicer would be reimbursed under an Agreement. See "--Retained Interest, Servicing Compensation and Payment of Expenses".

SPECIAL SERVICERS

     To the extent so specified in the related Prospectus Supplement, a special servicer (the "Special Servicer") may be appointed. The related Prospectus Supplement will describe the rights, obligations and compensation of a Special Servicer. A Master Servicer will only be responsible for the duties and obligations of a Special Servicer to the extent as set forth in the Prospectus Supplement.

REALIZATION UPON DEFAULTED WHOLE LOANS

     A mortgagor's failure to make required payments may reflect inadequate operating income or the diversion of that income from the service of payments due under the Mortgage Loan, and may call into question such mortgagor's ability to make timely payment of taxes and to pay for necessary maintenance of the related Mortgaged Property. Unless otherwise provided in the related Prospectus Supplement, the Master Servicer is required to monitor any Whole Loan which is in default, contact the mortgagor concerning the default, evaluate whether the causes of the default can be cured over a reasonable period without significant impairment of the value of the Mortgaged Property, initiate corrective action in cooperation with the mortgagor if cure is likely, inspect the Mortgaged Property and take such other actions as are consistent with the Servicing Standard. A significant period of time may elapse before the Master Servicer is able to assess the success of such corrective action or the need for additional initiatives.



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

     The time within which the Master Servicer makes the initial determination of appropriate action, evaluates the success of corrective action, develops additional initiatives, institutes foreclosure proceedings and actually forecloses (or takes a deed to a Mortgaged Property in lieu of foreclosure) on behalf of the Certificateholders, may vary considerably depending on the particular Whole Loan, the Mortgaged Property, the mortgagor, the presence of an acceptable party to assume the Mortgage Loan and the laws of the jurisdiction in which the Mortgaged Property is located. Under federal bankruptcy law, the Master Servicer in certain cases may not be permitted to accelerate a Whole Loan or to foreclose on a Mortgaged Property for a considerable period of time. See "Certain Legal Aspects of Mortgage Loans".

     Any Agreement relating to a Trust Fund that includes Whole Loans may grant to the Master Servicer and/or the holder or holders of certain Classes of Certificates a right of first refusal to purchase from the Trust Fund at a predetermined purchase price any such Whole Loan as to which a specified number of scheduled payments thereunder are delinquent. Any such right granted to the holder of an Offered Certificate will be described in the related Prospectus Supplement. The related Prospectus Supplement will also describe any such right granted to any person if the predetermined purchase price is less than the Purchase Price described under "Representations and Warranties; Repurchases".

     Unless otherwise specified in the related Prospectus Supplement, the Master Servicer may offer to sell any defaulted Whole Loan described in the preceding paragraph and not otherwise purchased by any person having a right of first refusal with respect thereto, if and when the Master Servicer determines, consistent with the Servicing Standard, that such a sale would produce a greater recovery on a present value basis than would liquidation through foreclosure or similar proceeding. The related Agreement will provide that any such offering be made in a commercially reasonable manner for a specified period and that the Master Servicer accept the highest cash bid received from any person (including itself, an affiliate of the Master Servicer or any Certificateholder) that constitutes a fair price for such defaulted Whole Loan. In the absence of any bid determined in accordance with the related Agreement to be fair, the Master Servicer shall proceed with respect to such defaulted Mortgage Loan as described below. Any bid in an amount at least equal to the Purchase Price described under "--Representations and Warranties; Repurchases" will in all cases be deemed fair.

     The Master Servicer, on behalf of the Trustee, may at any time institute foreclosure proceedings, exercise any power of sale contained in any mortgage, obtain a deed in lieu of foreclosure, or otherwise acquire title to a Mortgaged Property securing a Whole Loan by operation of law or otherwise, if such action is consistent with the Servicing Standard and a default on the related Mortgage loan has occurred or, in the Master Servicer's judgment, is imminent. Unless otherwise specified in the related Prospectus Supplement, the Master Servicer may not, however, acquire title to any Mortgaged Property or take any other action that would cause the Trustee, for the benefit of Certificateholders, or any other specified person to be considered to hold title to, to be a "mortgagee-in-possession" of, or to be an "owner" or an "operator" of such Mortgaged Property within the meaning of certain federal environmental laws, unless the Master Servicer has previously determined, based on a report prepared by a person who regularly conducts environmental audits (which report will be an expense of the Trust Fund), that either:

          (i) the Mortgaged Property is in compliance with applicable environmental laws, and there are no circumstances present at the Mortgaged Property relating to the use, management or disposal of any hazardous substances, hazardous materials, wastes, or petroleum-based materials for which investigation, testing, monitoring, containment, clean-up or remediation could be required under any federal, state or local law or regulation; or

          (ii) if the Mortgaged Property is not so in compliance or such circumstances are so present, then it would be in the best economic interest of the Trust Fund to acquire title to the Mortgaged Property and further to take such actions as would be necessary and appropriate to effect such compliance and/or respond to such circumstances (the cost of which actions will be an expense of the Trust Fund).

     Unless otherwise provided in the related Prospectus Supplement, if title to any Mortgaged Property is acquired by a Trust Fund as to which one or more REMIC or FASIT elections have been made, the Master Servicer, on behalf of the Trust Fund, will be required to sell the Mortgaged Property within two years of acquisition, unless (i) the Internal Revenue Service grants an extension of time to sell such property or (ii) the Trustee receives an opinion of independent counsel to the effect that the holding of the property by the Trust Fund subsequent to two years after its acquisition will not result in the imposition of a tax on the Trust Fund or cause the Trust Fund (or designated portion thereof) to fail to qualify as one or more REMICs or FASITs under the Code at any time that any Certificate is outstanding. Subject to the foregoing, the Master Servicer will be required to (i) solicit bids for any Mortgaged Property so acquired in such a manner as will be reasonably likely to realize a fair price for such property and (ii) accept the first (and, if multiple bids are contemporaneously received, the highest) cash bid received from any person that constitutes a fair price.

     If the Trust Fund acquires title to any Mortgaged Property, the Master Servicer, on behalf of the Trust Fund, may retain an independent contractor to manage and operate such property. The retention of an independent contractor, however, will not relieve the Master Servicer of any of its obligations with respect to the management and operation of such Mortgaged Property. Unless otherwise specified in the related Prospectus Supplement, any such property acquired by the Trust Fund will be managed in a manner consistent with the management and operation of similar property by a prudent lending institution.

     The limitations imposed by the related Agreement and the REMIC or FASIT provisions of the Code (if one or more REMIC or FASIT elections have been made with respect to the related Trust Fund (or designated portion thereof) on the operations and ownership of any Mortgaged Property acquired on behalf of the Trust Fund may result in the recovery of an amount less than the amount that would otherwise be recovered. See "Certain Legal Aspects of Mortgage Loans-Foreclosure".



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

     If recovery on a defaulted Whole Loan under any related instrument of Credit Support is not available, the Master Servicer nevertheless will be obligated to follow or cause to be followed such normal practices and procedures as it deems necessary or advisable to realize upon the defaulted Whole Loan. If the proceeds of any liquidation of the property securing the defaulted Whole Loan are less than the outstanding principal balance of the defaulted Whole Loan plus interest accrued thereon at the Mortgage Rate plus the aggregate amount of expenses incurred by the Master Servicer in connection with such proceedings and which are reimbursable under the Agreement, the Trust Fund will realize a loss in the amount of such difference. The Master Servicer will be entitled to withdraw or cause to be withdrawn from the Certificate Account out of the Liquidation Proceeds recovered on any defaulted Whole Loan, prior to the distribution of such Liquidation Proceeds to Certificateholders, amounts representing its normal servicing compensation on the Whole Loan, unreimbursed servicing expenses incurred with respect to the Whole Loan and any unreimbursed advances of delinquent payments made with respect to the Whole Loan.

     If any property securing a defaulted Whole Loan is damaged and proceeds, if any, from the related hazard insurance policy are insufficient to restore the damaged property to a condition sufficient to permit recovery under the related instrument of Credit Support, if any, the Master Servicer is not required to expend its own funds to restore the damaged property unless it determines (i) that such restoration will increase the proceeds to Certificateholders on liquidation of the Whole Loan after reimbursement of the Master Servicer for its expenses and (ii) that such expenses will be recoverable by it from related Insurance Proceeds or Liquidation Proceeds.

     As servicer of the Whole Loans, a Master Servicer, on behalf of itself, the Trustee and the Certificateholders, will present claims to the obligor under each instrument of Credit Support, and will take such reasonable steps as are necessary to receive payment or to permit recovery thereunder with respect to defaulted Whole Loans.

     If a Master Servicer or its designee recovers payments under any instrument of Credit Support with respect to any defaulted Whole Loan, the Master Servicer will be entitled to withdraw or cause to be withdrawn from the Certificate Account out of such proceeds, prior to distribution thereof to Certificateholders, amounts representing its normal servicing compensation on such Whole Loan, unreimbursed servicing expenses incurred with respect to the Whole Loan and any unreimbursed advances of delinquent payments made with respect to the Whole Loan. See "--Hazard Insurance Policies" and "Description of Credit Support".

HAZARD INSURANCE POLICIES

     Unless otherwise specified in the related Prospectus Supplement, each Agreement for a Trust Fund that includes Whole Loans will require the Master Servicer to cause the mortgagor on each Whole Loan to maintain a hazard insurance policy providing for such coverage as is required under the related Mortgage or, if any Mortgage permits the holder thereof to dictate to the mortgagor the insurance coverage to be maintained on the related Mortgaged Property, then such coverage as is consistent with the Servicing Standard. Unless otherwise specified in the related Prospectus Supplement, such coverage will be in general in an amount equal to the lesser of the principal


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

balance owing on such Whole Loan and the amount necessary to fully compensate for any damage or loss to the improvements on the Mortgaged Property on a replacement cost basis, but in either case not less than the amount necessary to avoid the application of any co-insurance clause contained in the hazard insurance policy. The ability of the Master Servicer to assure that hazard insurance proceeds are appropriately applied may be dependent upon its being named as an additional insured under any hazard insurance policy and under any other insurance policy referred to below, or upon the extent to which information in this regard is furnished by mortgagors. All amounts collected by the Master Servicer under any such policy (except for amounts to be applied to the restoration or repair of the Mortgaged Property or released to the mortgagor in accordance with the Master Servicer's normal servicing procedures, subject to the terms and conditions of the related Mortgage and Mortgage Note) will be deposited in the Certificate Account. The Agreement will provide that the Master Servicer may satisfy its obligation to cause each mortgagor to maintain such a hazard insurance policy by the Master Servicer's maintaining a blanket policy insuring against hazard losses on the Whole Loans. If such blanket policy contains a deductible clause, the Master Servicer will be required to deposit in the Certificate Account all sums that would have been deposited therein but for such clause. Unless otherwise specified in the related Prospectus Supplement, the Master Servicer will also be required to maintain a fidelity bond and errors and omissions policy with respect to its officers and employees that provides coverage against losses that may be sustained as a result of an officer's or employee's misappropriation of funds, errors and omissions or negligence, subject to certain limitations as to amount of coverage, deductible amounts, conditions, exclusions and exceptions.

     In general, the standard form of fire and extended coverage policy covers physical damage to or destruction of the improvements of the property by fire, lightning, explosion, smoke, windstorm and hail, and riot, strike and civil commotion, subject to the conditions and exclusions specified in each policy. Although the policies relating to the Whole Loans will be underwritten by different insurers under different state laws in accordance with different applicable state forms, and therefore will not contain identical terms and conditions, the basic terms thereof are dictated by respective state laws, and most such policies typically do not cover any physical damage resulting from war, revolution, governmental actions, floods and other water-related causes, earth movement (including earthquakes, landslides and mudflows), hurricanes, tornadoes, wet or dry rot, vermin, domestic animals and certain other kinds of uninsured risks.


     The hazard insurance policies covering the Mortgaged Properties securing the Whole Loans will typically contain a co-insurance clause that in effect requires the insured at all times to carry insurance of a specified percentage (generally 80% to 90%) of the full replacement value of the improvements on the property in order to recover the full amount of any partial loss. If the insured's coverage falls below this specified percentage, such clause generally provides that the insurer's liability in the event of partial loss does not exceed the lesser of (i) the replacement cost of the improvements less physical depreciation and (ii) such proportion of the loss as the amount of insurance carried bears to the specified percentage of the full replacement cost of such improvements.

     Each Agreement for a Trust Fund that includes Whole Loans will require the Master Servicer to cause the mortgagor on each Whole Loan to maintain all such other insurance coverage with respect to the related Mortgaged Property as is consistent with the terms of the related Mortgage and the Servicing Standard, which insurance may typically include flood insurance (if the related Mortgaged Property was located at the time of origination in a federally designated flood area) and business interruption or loss of rents insurance.

     Under the terms of the Whole Loans, mortgagors will generally be required to present claims to insurers under hazard insurance policies maintained on the related Mortgaged Properties. The Master Servicer, on behalf of the Trustee and Certificateholders, is obligated to present or cause to be presented claims under any blanket insurance policy insuring against hazard losses on Mortgaged Properties securing the Whole Loans. However, the ability of the Master Servicer to present or cause to be presented such claims is dependent upon the extent to which information in this regard is furnished to the Master Servicer by mortgagors.

DUE-ON-SALE AND DUE-ON-ENCUMBRANCE PROVISIONS

     Certain of the Whole Loans may contain clauses requiring the consent of the mortgagee to any sale or other transfer of the related Mortgaged Property, or due-on-sale clauses entitling the mortgagee to accelerate payment of the Whole Loan upon any sale or other transfer of the related Mortgaged Property. Certain of the Whole Loans may contain clauses requiring the consent of the mortgagee to the creation of any other lien or encumbrance on the Mortgaged Property or due-on-encumbrance clauses entitling the mortgagee to accelerate payment of the Whole Loan upon the creation of any other lien or encumbrance upon the Mortgaged Property. Unless otherwise provided in the related Prospectus Supplement, the Master Servicer, on behalf of the Trust Fund, will determine whether to exercise any right the Trustee may have as mortgagee to accelerate payment of any such Whole Loan or to withhold its consent to any transfer or further encumbrance in a manner consistent with the Servicing Standard. Unless otherwise specified in the related Prospectus Supplement, any fee collected by or on behalf of the Master Servicer for entering into an assumption agreement will be retained by or on behalf of the Master Servicer as additional servicing compensation. See "Certain Legal Aspects of Mortgage Loans
- Due-on-Sale and Due-on-Encumbrance".

RETAINED INTEREST; SERVICING COMPENSATION AND PAYMENT OF EXPENSES

     The Prospectus Supplement for a series of Certificates will specify whether there will be any Retained Interest in the Mortgage Assets, and, if so, the owner thereof. If so, the Retained Interest will be established on a loan-by-loan basis and will be specified on an exhibit to the related Agreement. A "Retained Interest" in a Mortgage Asset represents a specified portion of the interest payable thereon. The Retained Interest will be deducted from mortgagor payments as received and will not be part of the related Trust Fund.

     Unless otherwise specified in the related Prospectus Supplement, a Master Servicer's primary servicing compensation with respect to a series of Certificates will come from the periodic payment to it of a portion of the interest payment on each Whole Loan. Since any Retained Interest and a Master Servicer's primary compensation are percentages of the principal balance of each Mortgage Asset, such amounts will decrease in accordance with the amortization of the Mortgage Loans underlying or comprising such Mortgage Asset. The Prospectus Supplement with respect to a series of Certificates evidencing interests in a Trust Fund that includes Whole Loans may provide that, as additional compensation, the Master Servicer or the Sub- Servicers may retain all or a portion of assumption fees, modification fees, late payment charges or Prepayment Premiums collected from mortgagors and any interest or other income which may be earned on funds held in the Certificate Account or any Sub-Servicing Account. Any Sub-Servicer will receive a portion of the Master Servicer's compensation as its sub-servicing compensation.

     In addition to amounts payable to any Sub-Servicer, a Master Servicer may, to the extent provided in the related Prospectus Supplement, pay from its servicing compensation certain expenses incurred in connection with its servicing of the Mortgage Loans, including, without limitation, payment of the fees and disbursements of the Trustee and independent accountants, payment of expenses incurred in connection with distributions and reports to Certificateholders, and payment of any other expenses described in the related Prospectus Supplement. Certain other expenses, including certain expenses relating to defaults and liquidations on the Mortgage Loans and, to the extent so provided in the related Prospectus Supplement, interest thereon at the rate specified therein, and the fees of any Special Servicer, may be borne by the Trust Fund.

     If and to the extent provided in the related Prospectus Supplement, the Master Servicer may be required to apply a portion of the servicing compensation otherwise payable to it in respect of any Due Period or Prepayment Period, as applicable, to certain interest shortfalls resulting from the voluntary prepayment of any Whole Loans in the related Trust Fund during such period prior to their respective due dates therein.

EVIDENCE AS TO COMPLIANCE

     Each Agreement relating to Mortgage Assets which include Whole Loans will provide that on or before a specified date in each year, beginning with the first such date at least six months after the related Cut-off Date, a firm of independent public accountants will furnish a statement to the Trustee to the effect that, on the basis of the examination by such firm conducted substantially in compliance with either the Uniform Single Audit Program for Mortgage Bankers or the Audit Program for Mortgages serviced for FHLMC, the servicing by or on behalf of the Master Servicer of mortgage loans under pooling and servicing agreements substantially similar to each other (including the related Agreement) was conducted in compliance with the terms of such agreements except for any significant exceptions or errors in records that, in the opinion of the firm, either the Audit Program for Mortgages serviced for FHLMC, or paragraph 4 of the Uniform Single Audit Program for Mortgage Bankers, requires it to report. In rendering its statement such firm may rely, as to matters relating to the direct servicing of mortgage loans by Sub-Servicers, upon comparable statements for examinations conducted substantially in compliance with the Uniform Single Audit Program for Mortgage Bankers or the Audit Program for Mortgages serviced for

FHLMC (rendered within one year of such statement) of firms of independent public accountants with respect to the related Sub-Servicer.

     Each such Agreement will also provide for delivery to the Trustee, on or before a specified date in each year, of an annual statement signed by two officers of the Master Servicer to the effect that the Master Servicer has fulfilled its obligations under the Agreement throughout the preceding calendar year or other specified twelve month period.

     Unless otherwise provided in the related Prospectus Supplement, copies of the annual accountants' statement and the statement of officers of a Master Servicer will be obtainable by Certificateholders without charge upon written request to the Master Servicer at the address set forth in the related Prospectus Supplement.

CERTAIN MATTERS REGARDING A MASTER SERVICER AND THE DEPOSITOR

     The Master Servicer, if any, under each Agreement will be named in the related Prospectus Supplement. Unless otherwise specified in the related Prospectus Supplement, the related Agreement will provide that the Master Servicer may resign from its obligations and duties thereunder only upon a determination that its duties under the Agreement are no longer permissible under applicable law or are in material conflict by reason of applicable law with any other activities carried on by it, the other activities of the Master Servicer so causing such a conflict being of a type and nature carried on by the Master Servicer at the date of the Agreement. No such resignation will become effective until the Trustee or a successor servicer has assumed the Master Servicer's obligations and duties under the Agreement.

     Unless otherwise specified in the related Prospectus Supplement, each Agreement will further provide that neither any Master Servicer, the Depositor nor any director, officer, employee, or agent of a Master Servicer or the Depositor will be under any liability to the related Trust Fund or Certificateholders for any action taken, or for refraining from the taking of any action, in good faith pursuant to the Agreement; provided, however, that neither a Master Servicer, the Depositor nor any such person will be protected against any breach of a representation, warranty or covenant made in such Agreement, or against any liability specifically imposed thereby, or against any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or negligence in the performance of obligations or duties thereunder or by reason of reckless disregard of obligations and duties thereunder. Unless otherwise specified in the related Prospectus Supplement, each Agreement will further provide that any Master Servicer, the Depositor and any director, officer, employee or agent of a Master Servicer or the Depositor will be entitled to indemnification by the related Trust Fund and will be held harmless against any loss, liability or expense incurred in connection with any legal action relating to the Agreement or the Certificates; provided, however, that such indemnification will not extend to any loss, liability or expense (i) specifically imposed by such Agreement or otherwise incidental to the performance of obligations and duties thereunder, including, in the case of a Master Servicer, the prosecution of an enforcement action in respect of any specific Whole Loan or Whole Loans (except as any such loss, liability or expense shall be otherwise reimbursable pursuant to such Agreement); (ii) incurred in connection


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

with any breach of a representation, warranty or covenant made in such Agreement; (iii) incurred by reason of misfeasance, bad faith or negligence in the performance of obligations or duties thereunder, or by reason of reckless disregard of such obligations or duties; or (iv) incurred in connection with any violation of any state or federal securities law. In addition, each Agreement will provide that neither any Master Servicer nor the Depositor will be under any obligation to appear in, prosecute or defend any legal action which is not incidental to its respective responsibilities under the Agreement and which in its opinion may involve it in any expense or liability. Any such Master Servicer or the Depositor may, however, in its discretion undertake any such action which it may deem necessary or desirable with respect to the Agreement and the rights and duties of the parties thereto and the interests of the Certificateholders thereunder. In such event, the legal expenses and costs of such action and any liability resulting therefrom will be expenses, costs and liabilities of the Certificateholders, and the Master Servicer or the Depositor, as the case may be, will be entitled to be reimbursed therefor and to charge the Certificate Account.

     Any person into which the Master Servicer or the Depositor may be merged or consolidated, or any person resulting from any merger or consolidation to which the Master Servicer or the Depositor is a party, or any person succeeding to the business of the Master Servicer or the Depositor, will be the successor of the Master Servicer or the Depositor, as the case may be, under the related Agreement.

EVENTS OF DEFAULT

     Unless otherwise provided in the related Prospectus Supplement for a Trust Fund that includes Whole Loans, Events of Default under the related Agreement will include (i) any failure by the Master Servicer to distribute or cause to be distributed to Certificateholders, or to remit to the Trustee for distribution to Certificateholders, any required payment that continues unremedied for five days; (ii) any failure by the Master Servicer duly to observe or perform in any material respect any of its other covenants or obligations under the Agreement which continues unremedied for thirty days after written notice of such failure has been given to the Master Servicer by the Trustee or the Depositor, or to the Master Servicer, the Depositor and the Trustee by the holders of Certificates evidencing not less than 25% of the Voting Rights; (iii) any breach of a representation or warranty made by the Master Servicer under the Agreement which materially and adversely affects the interests of Certificateholders and which continues unremedied for thirty days after written notice of such breach has been given to the Master Servicer by the Trustee or the Depositor, or to the Master Servicer, the Depositor and the Trustee by the holders of Certificates evidencing not less than 25% of the Voting Rights; and (iv) certain events of insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings and certain actions by or on behalf of the Master Servicer indicating its insolvency or inability to pay its obligations. Material variations to the foregoing Events of Default (other than to shorten cure periods or eliminate notice requirements) will be specified in the related Prospectus Supplement. Unless otherwise specified in the related Prospectus Supplement, the Trustee shall, not later than the later of 60 days after the occurrence of any event which constitutes or, with notice or lapse of time or both, would constitute an Event of Default and five days after certain officers of the Trustee become aware of the occurrence of such




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

an event, transmit by mail to the Depositor and all Certificateholders of, the applicable series notice of such occurrence, unless such default shall have been cured or waived.

RIGHTS UPON EVENT OF DEFAULT

     Unless otherwise provided in the related Prospectus Supplement for a Trust Fund, so long as an Event of Default under an Agreement remains unremedied, the Depositor or the Trustee may, and at the direction of holders of Certificates evidencing not less than 51% of the ,Voting Rights, the Trustee shall, terminate all of the rights and obligations of the Master Servicer under the Agreement and in and to the Mortgage Loans (other than as a Certificateholder or as the owner of any Retained Interest), whereupon the Trustee will succeed to all of the responsibilities, duties and liabilities of the Master Servicer under the Agreement (except that if the Trustee is prohibited by law from obligating itself to make advances regarding delinquent mortgage loans, or if the related Prospectus Supplement so specifies, then the Trustee will not be obligated to make such advances) and will be entitled to similar compensation arrangements. Unless otherwise specified in the related Prospectus Supplement, in the event that the Trustee is unwilling or unable so to act, it may or, at the written request of the holders of Certificates entitled to at least 51% of the Voting Rights, it shall appoint, or petition a court of competent jurisdiction for the appointment of, a loan servicing institution acceptable to the Rating Agency with a net worth at the time of such appointment of at least $15,000,000 to act as successor to the Master Servicer under the Agreement. Pending such appointment, the Trustee is obligated to act in such capacity. The Trustee and any such successor may agree upon the servicing compensation to be paid, which in no event may be greater than the compensation payable to the Master Servicer under the Agreement.

     Unless otherwise described in the related Prospectus Supplement, the holders of Certificates representing at least 66 2/3% of the Voting Rights allocated to the respective Classes of Certificates affected by any Event of Default will be entitled to waive such Event of Default; provided, however, that an Event of Default described in clause (i) under "--Events of Default" may be waived only by all of the Certificateholders. Upon any such waiver of an Event of Default, such Event of Default shall cease to exist and shall be deemed to have been remedied for every purpose under the Agreement.

     No Certificateholder will have the right under any Agreement to institute any proceeding with respect thereto unless such holder previously has given to the Trustee written notice of default and unless the holders of Certificates evidencing not less than 25% of the Voting Rights have made written request upon the Trustee to institute such proceeding in its own name as Trustee thereunder and have offered to the Trustee reasonable indemnity, and the Trustee for sixty days has neglected or refused to institute any such proceeding. The Trustee, however, is under no obligation to exercise any of the trusts or powers vested in it by any Agreement or to make any investigation of matters arising thereunder or to institute, conduct or defend any litigation thereunder or in relation thereto at the request, order or direction of any of the holders of Certificates covered by such Agreement, unless such Certificateholders have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby.



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

AMENDMENT

     Each Agreement may be amended by the Depositor, the Master Servicer, if any, and the Trustee, without the consent of any of the holders of Certificates covered by the Agreement, (i) to cure any ambiguity, (ii) to correct, modify or supplement any provision therein which may be inconsistent with any other provision therein, (iii) to make any other provisions with respect to matters or questions arising under the Agreement which are not inconsistent with the provisions thereof, or (iv) to comply with any requirements imposed by the Code; provided that such amendment (other than an amendment for the purpose specified in clause (iv) above) will not (as evidenced by an opinion of counsel to such effect) adversely affect in any material respect the interests of any holder of Certificates covered by the Agreement. Unless otherwise specified in the related Prospectus Supplement, each Agreement may also be amended by the Depositor, the Master Servicer, if any, and the Trustee, with the consent of the holders of Certificates evidencing not less than 51% of the Voting Rights (or such other percentage of Voting Rights that is specified in the related Prospectus Supplement for a Trust Fund), for any purpose; provided, however, that unless otherwise specified in the related Prospectus Supplement, no such amendment may (i) reduce in any manner the amount of or delay the timing of, payments received or advanced on Mortgage Loans which are required to be distributed on any Certificate without the consent of the holder of such Certificate, (ii) adversely affect in any material respect the interests of the holders of any Class of Certificates in a manner other than as described in
(i), without the consent of the holders of all Certificates of such Class or
(iii) modify the provisions of such Agreement described in this paragraph without the consent of the holders of all Certificates covered by such Agreement then outstanding. However, with respect to any series of Certificates as to which one or more REMIC or FASIT elections are to be made, the Trustee will not consent to any amendment of the Agreement unless it shall first have received an opinion of counsel to the effect that such amendment will not result in the imposition of a tax on the related Trust Fund or cause the related Trust Fund (or designated portion thereof) to fail to qualify as one or more REMICs or FASITs at any time that the related Certificates are outstanding.

LIST OF CERTIFICATEHOLDERS

     Upon written request of any Certificateholder of record of a series of Certificates, for purposes of communicating with other Certificateholders with respect to their rights under the Agreement for such series, the Trustee will afford such Certificateholder access during business hours to the most recent list of Certificateholders of that series held by the Trustee.

THE TRUSTEE

     The Trustee under each Agreement will be named in the related Prospectus Supplement. The commercial bank, national banking association, banking corporation or trust company serving as Trustee may have typical banking relationships with the Depositor and its affiliates and with any Master Servicer and its affiliates.

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

DUTIES OF THE TRUSTEE

     The Trustee will make no representations as to the validity or sufficiency of any Agreement, the Certificates or any Mortgage Loan or related document and is not accountable for the use or application by or on behalf of any Master Servicer of any funds paid to the Master Servicer or its designee or any Special Servicer in respect of the Certificates or the Mortgage Loans, or deposited into or withdrawn from the Certificate Account or any other account by or on behalf of the Master Servicer or any Special Servicer. If no Event of Default has occurred and is continuing, the Trustee is required to perform only those duties specifically required under the related Agreement. However, upon receipt of the various certificates, reports or other instruments required to be furnished to it, the Trustee is required to examine such documents and to determine whether they conform to the requirements of the Agreement.

CERTAIN MATTERS REGARDING THE TRUSTEE

     Unless otherwise specified in the related Prospectus Supplement, the Trustee and any director, officer, employee or agent of the Trustee shall be entitled to indemnification out of the Certificate Account for any loss, liability or expense (including costs and expenses of litigation, and of investigation, counsel fees, damages, judgments and amounts paid in settlement) incurred in connection with the Trustee's (i) enforcing its rights and remedies and protecting the interests, and enforcing the rights and remedies, of the Certificateholders during the continuance of an Event of Default, (ii) defending or prosecuting any legal action in respect of the related Agreement or series of Certificates, (iii) being the mortgagee of record with respect to the Mortgage Loans in a Trust Fund and the owner of record with respect to any Mortgaged Property acquired in respect thereof for the benefit of Certificateholders, or (iv) acting or refraining from acting in good faith at the direction of the holders of the related series of Certificates entitled to not less than 25% (or such higher percentage as is specified in the related Agreement with respect to any particular matter) of the Voting Rights for such series; provided, however, that such indemnification will not extend to any loss, liability or expense that constitutes a specific liability of the Trustee pursuant to the related Agreement, or to any loss, liability or expense incurred by reason of willful misfeasance, bad faith or negligence on the part of the Trustee in the performance of its obligations and duties thereunder, or by reason of its reckless disregard of such obligations or duties, or as may arise from a breach of any representation, warranty or covenant of the Trustee made therein.

RESIGNATION AND REMOVAL OF THE TRUSTEE

     The Trustee may at any time resign from its obligations and duties under an Agreement by giving written notice thereof to the Depositor, the Master Servicer, if any, and all Certificateholders. Upon receiving such notice of resignation, the Depositor is required promptly to appoint a successor trustee acceptable to the Master Servicer, if any. If no successor trustee shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee.

     If at any time the Trustee shall cease to be eligible to continue as such under the related Agreement, or if at any time the Trustee shall become incapable of acting, or shall be


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

adjudged bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Depositor may remove the Trustee and appoint a successor trustee acceptable to the Master Servicer, if any. Unless otherwise provided in the related Prospectus Supplement for a Trust Fund, Holders of the Certificates of any series entitled to at least 51% of the Voting Rights for such series may at any time remove the Trustee without cause and appoint a successor trustee.

     Any resignation or removal of the Trustee and appointment of a successor trustee shall not become effective until acceptance of appointment by the successor trustee.


                         DESCRIPTION OF CREDIT SUPPORT

GENERAL

     For any series of Certificates, Credit Support may be provided with respect to one or more Classes thereof or the related Mortgage Assets. Credit Support may be in the form of the subordination of one or more Classes of Certificates, letters of credit, insurance policies, guarantees, the establishment of one or more reserve funds or another method of Credit Support described in the related Prospectus Supplement, or any combination of the foregoing. If so provided in the related Prospectus Supplement, any form of Credit Support may be structured so as to be drawn upon by more than one series to the extent described therein.

     Unless otherwise provided in the related Prospectus Supplement for a series of Certificates, the Credit Support will not provide protection against all risks of loss and will not guarantee repayment of the entire Certificate Balance of the Certificates and interest thereon. If losses or shortfalls occur that exceed the amount covered by Credit Support or that are not covered by Credit Support, Certificateholders will bear their allocable share of deficiencies. Moreover, if a form of Credit Support covers more than one series of Certificates (each, a "Covered Trust"), holders of Certificates evidencing interests in any of such Covered Trusts will be subject to the risk that such Credit Support will be exhausted by the claims of other Covered Trusts prior to such Covered Trust ,receiving any of its intended share of such coverage.

     If Credit Support is provided with respect to one or more Classes of Certificates of a series, or the related Mortgage Assets, the related Prospectus Supplement will include a description of (a) the nature and amount of coverage under such Credit Support, (b) any conditions to payment thereunder not otherwise described herein, (c) the conditions (if any) under which the amount of coverage under such Credit Support may be reduced and under which such Credit Support may be terminated or replaced and (d) the material provisions relating to such Credit Support. Additionally, the related Prospectus Supplement will set forth certain information with respect to the obligor under any instrument of Credit Support, including (i) a brief description of its principal business activities, (ii) its principal place of business, place of incorporation and the jurisdiction under which it is chartered or licensed to do business and (iii) if applicable, the identity of regulatory agencies that



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

exercise primary jurisdiction over the conduct of its business. See "Special Considerations - Credit Support Limitations".

SUBORDINATE CERTIFICATES

     If so specified in the related Prospectus Supplement, one or more Classes of Certificates of a series may be Subordinate Certificates. To the extent specified in the related Prospectus Supplement, the rights of the holders of Subordinate Certificates to receive distributions of principal and interest from the Certificate Account on any Distribution Date will be subordinated to such rights of the holders of Senior Certificates. If so provided in the related Prospectus Supplement, the subordination of a Class may apply only in the event of (or may be limited to) certain types of losses or shortfalls. The related Prospectus Supplement will set forth information concerning the amount of subordination of a Class or Classes of Subordinate Certificates in a series, the circumstances in which such subordination will be applicable and the manner, if any, in which the amount of subordination will be effected. If one or more Classes of Subordinate Certificates of a series are Offered Certificates, the related Prospectus Supplement will provide information as to the sensitivity of distributions on such Certificates based on certain default assumptions.

CROSS-SUPPORT PROVISIONS

     If the Mortgage Assets for a series are divided into separate groups, each supporting a separate Class or Classes of Certificates of a series, credit support may be provided by cross-support provisions requiring that distributions be made on Senior Certificates evidencing interests in one group of Mortgage Assets prior to distributions on Subordinate Certificates evidencing interests in a different group of Mortgage Assets within the Trust Fund. The Prospectus Supplement for a series that includes a cross-support provision will describe the manner and conditions for applying such provisions.

INSURANCE OR GUARANTEES WITH RESPECT TO THE WHOLE LOANS

     If so provided in the Prospectus Supplement for a series of Certificates, the Whole Loans constituting Mortgage Assets in the related Trust Fund will be covered for various default risks by insurance policies or guarantees. A copy of any such material instrument for a series will be filed with the Commission as an exhibit to a Current Report on Form 8-K to be filed within 15 days of issuance of the Certificates of the related series.

LETTER OF CREDIT

     If so provided in the Prospectus Supplement for a series of Certificates, deficiencies in amounts otherwise payable on such Certificates or certain Classes thereof will be covered by one or more letters of credit, issued by a bank or financial institution specified in such Prospectus Supplement (the "L/C Bank"). Under a letter of credit, the L/C Bank will be obligated to honor draws thereunder in an aggregate fixed dollar amount, net of unreimbursed payments thereunder, generally equal to a percentage specified in the related Prospectus Supplement of the aggregate principal



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

balance of the Mortgage Assets on the related Cut-off Date or of the initial aggregate Certificate Principal Balance of one or more Classes of Certificates. If so specified in the related Prospectus Supplement, the letter of credit may permit draws in the event of only certain types of losses and shortfalls. The amount available under the letter of credit will, in all cases, be reduced to the extent of the unreimbursed payments thereunder and may otherwise be reduced as described in the related Prospectus Supplement. The obligations of the L/C Bank under the letter of credit for each series of Certificates will expire at the earlier of the date specified in the related Prospectus Supplement or the termination of the Trust Fund. A copy of any such letter of credit for a series will be filed with the Commission as an exhibit to a Current Report on Form 8-K to be filed within 15 days of issuance of the Certificates of the related series.

INSURANCE POLICIES AND SURETY BONDS

     If so provided in the Prospectus Supplement for a series of Certificates, deficiencies in amounts otherwise payable on such Certificates or certain Classes thereof will be covered by insurance policies and/or surety bonds provided by one or more insurance companies or sureties. Such instruments may cover, with respect to one or more Classes of Certificates of the related series, timely distributions of interest and/or full distributions of principal on the basis of a schedule of principal distributions set forth in or determined in the manner specified in the related Prospectus Supplement. A copy of any such instrument for a series will be filed with the Commission as an exhibit to a Current Report on Form 8-K to be filed with the Commission within 15 days of issuance of the Certificates of the related series.

RESERVE FUNDS

     If so provided in the Prospectus Supplement for a series of Certificates, deficiencies in amounts otherwise payable on such Certificates or certain Classes thereof will be covered by one or more reserve funds in which cash, a letter of credit, Permitted Investments, a demand note or a combination thereof will be deposited, in the amounts so specified in such Prospectus Supplement. The reserve funds for a series may also be funded over time by depositing therein a specified amount of the distributions received on the related Mortgage Assets as specified in the related Prospectus Supplement.

     Amounts on deposit in any reserve fund for a series, together with the reinvestment income thereon, if any, will be applied for the purposes, in the manner, and to the extent specified in the related Prospectus Supplement. A reserve fund may be provided to increase the likelihood of timely distributions of principal of and interest on the Certificates. If so specified in the related Prospectus Supplement, reserve funds may be established to provide limited protection against only certain types of losses and shortfalls. Following each Distribution Date amounts in a reserve fund in excess of any amount required to be maintained therein may be released from the reserve fund under the conditions and to the extent specified in the related Prospectus Supplement and will not be available for further application to the Certificates.



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

     Moneys deposited in any Reserve Funds will be invested in Permitted investments, except as otherwise specified in the related Prospectus Supplement. Unless otherwise specified in the related Prospectus Supplement, any reinvestment income or other gain from such investments will be credited to the related Reserve Fund for such series, and any loss resulting from such investments will ,be charged to such Reserve Fund. However, such income may be payable to any related Master Servicer or another service provider as additional compensation. The Reserve Fund, if any, for a series will not be a part of the Trust Fund unless otherwise specified in the related Prospectus Supplement.

     Additional information concerning any Reserve Fund will be set forth in the related Prospectus Supplement, including the initial balance of such Reserve Fund, the balance required to be maintained in the Reserve Fund, the manner in which such required balance will decrease over time, the manner of funding such Reserve Fund, the purposes for which funds in the Reserve Fund may be applied to make distributions to Certificateholders and use of investment earnings from the Reserve Fund, if any.

CREDIT SUPPORT WITH RESPECT TO MBS

     If so provided in the Prospectus Supplement for a series of Certificates, the MBS constituting Mortgage Assets in the related Trust Fund and/or the Mortgage Loans underlying such MBS may be covered by one or more of the types of Credit Support described herein. The related Prospectus Supplement will specify as to each such form of Credit Support the information indicated above with respect thereto, to the extent such information is material and available.


                    CERTAIN LEGAL ASPECTS OF MORTGAGE LOANS

     The following discussion contains general summaries of certain legal aspects of loans secured by commercial and multifamily residential properties. Because such legal aspects are governed by applicable state law (which laws may differ substantially), the summaries do not purport to be complete, to reflect the laws of any particular state, or to encompass the laws of all states in which the security for the Mortgage Loans (or mortgage loans underlying any MBS) is situated. Accordingly, the summaries are qualified in their entirety by reference to the applicable laws of those states. See "Description of the Trust Funds--Mortgage Loans". For purposes of the following discussion, "Mortgage Loan" includes a mortgage loan underlying an MBS.

GENERAL

     Each Mortgage Loan will be evidenced by a note or bond and secured by an instrument granting a security interest in real property, which may be a mortgage, deed of trust or a deed to secure debt, depending upon the prevailing practice and law in the state in which the related Mortgaged Property is located. Mortgages, deeds of trust and deeds to secure debt are herein collectively referred to as "mortgages". A mortgage creates a lien upon, or grants a title interest in, the real property covered thereby, and represents the security for the repayment of the indebtedness customarily evidenced by a promissory note. The priority of the lien created or interest granted will depend on the terms of the mortgage and, in some cases, on the terms of separate subordination agreements or intercreditor agreements with others that hold interests in the real property, the knowledge of the parties to the mortgage and, generally, the order of re-cordation of the mortgage in the appropriate public recording office. However, the lien of a recorded mortgage will generally be subordinate to later-arising liens for real estate taxes and assessments and other charges imposed under governmental police powers.

TYPES OF MORTGAGE INSTRUMENTS

     There are two parties to a mortgage: a mortgagor (the borrower and usually the owner of the subject property) and a mortgagee (the lender). In contrast, a deed of trust is a three-party instrument, among a trustor (the equivalent of a borrower), a trustee to whom the real property is conveyed, and a beneficiary (the lender) for whose benefit the conveyance is made. Under a deed of trust, the trustor grants the property, irrevocably until the debt is paid, in trust and generally with a power of sale, to the trustee to secure repayment of the indebtedness evidenced by the related note. A deed to secure debt typically has two parties. The grantor (the borrower) conveys title to the real property to the grantee (the lender) generally with a power of sale, until such time as the debt is repaid. In a case where the borrower is a land trust, there would be an additional party because legal title to the property is held by a land trustee under a land trust agreement for the benefit of the borrower. At origination of a mortgage loan involving a land trust, the borrower executes a separate undertaking to make payments on the related note. The mortgagee's authority under a mortgage, the trustee's authority under a deed of trust and the grantee's authority under a deed to secure debt are governed by the express provisions of the related instrument, the law of the state in which the real property is located, certain federal laws (including, without limitation, the Soldiers' and Sailors' Civil Relief Act of 1940, as amended) and, in some deed of trust transactions, the directions of the beneficiary.

LEASES AND RENTS

     Mortgages that encumber income-producing property often contain an assignment of rents and leases, pursuant to which the borrower assigns to the lender the borrower's right, title and interest as landlord under each lease and the income derived therefrom, while (unless rents are to be paid directly to the lender) retaining a revocable license to collect the rents for so long as there is no default. If the borrower defaults, the license terminates and the lender is entitled to collect the rents. Local law may require that the lender take possession of the property and/or obtain a court-appointed receiver before becoming entitled to collect the rents.

     In most states, hotel and motel room revenues are considered accounts receivable under the Uniform Commercial Code ("UCC"); in cases where hotels or motels constitute loan security, the revenues are generally pledged by the borrower as additional security for the loan. In general, the lender must file financing statements in order to perfect its security interest in the revenues and must file continuation statements, generally every five years, to maintain perfection of such security interest. Even if the lender's security interest in room revenues is perfected under the UCC, it may be required to commence a foreclosure action or otherwise take possession of the property in order to collect the room revenues following a default. See "-Bankruptcy Laws".

PERSONALTY

     In the case of certain types of mortgaged properties, such as hotels, motels and nursing homes, personal property (to the extent owned by the borrower and not previously pledged) may constitute a significant portion of the property's value as security. The creation and enforcement of liens on personal property are governed by the UCC. Accordingly, if a borrower pledges personal property as security for a mortgage loan, the lender generally must file UCC financing statements in order to perfect its security interest therein, and must file continuation statements, generally every five years, to maintain that perfection.

FORECLOSURE

     General. Foreclosure is a legal procedure that allows the lender to recover its mortgage debt by enforcing its rights and available legal remedies under the mortgage. If the borrower defaults in payment or performance of its obligations under the note or mortgage, the lender has the right to institute foreclosure proceedings to sell the real property at public auction to satisfy the indebtedness.

     Foreclosure procedures vary from state to state. Two primary methods of foreclosing a mortgage are judicial foreclosure, involving court proceedings, and non-judicial foreclosure pursuant to a power of sale granted in the mortgage instrument. Other foreclosure procedures are available in some states, but they are either infrequently used or available only in limited circumstances.

     A foreclosure action is subject to most of the delays and expenses of other lawsuits if defenses are raised or counterclaims are interposed, and sometimes requires several years to complete. Moreover, as discussed below, even a non-collusive, regularly conducted foreclosure sale may be challenged as a fraudulent conveyance, regardless of the parties' intent, if a court determines that the sale was for less than fair consideration and such sale occurred while the borrower was insolvent and within a specified period prior to the borrower's filing for bankruptcy protection.

     Judicial Foreclosure. A judicial foreclosure proceeding is conducted in a court having jurisdiction over the mortgaged property. Generally, the action is initiated by the service of legal pleadings upon all parties having a subordinate interest of record in the real property and all parties in possession of the property, under leases or otherwise, whose interests are subordinate to the mortgage. Delays in completion of the foreclosure may occasionally result from difficulties in locating defendants. When the lender's right to foreclose is contested, the legal proceedings can be time-consuming. Upon successful completion of a judicial foreclosure proceeding, the court generally issues a judgment of foreclosure and appoints a referee or other officer to conduct a public sale of the mortgaged property, the proceeds of which are used to satisfy the judgment. Such sales are made in accordance with procedures that vary from state to state.

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

     Equitable Limitations on Enforceability of Certain Provisions. United States courts have traditionally imposed general equitable principles to limit the remedies available to lenders in foreclosure actions. These principles are generally designed to relieve borrowers from the effects of mortgage defaults perceived as harsh or unfair. Relying on such principles, a court may alter the specific terms of a loan to the extent it considers necessary to prevent or remedy an injustice, undue oppression or overreaching, or may require the lender to undertake affirmative actions to determine the cause of the borrower's default and the likelihood that the borrower will be able to reinstate the loan. In some cases, courts have substituted their judgment for that of the lenders and have required that lenders reinstate loans or recast payment schedules in order to accommodate borrowers who are suffering from a temporary financial disability. In other cases, courts have limited the right of the lender to foreclose in the case of a non-monetary default, such as a failure to adequately maintain the mortgaged property or an impermissible further encumbrance of the mortgaged property. Finally, some courts have addressed the issue of whether federal or state constitutional provisions reflecting due process concerns for adequate notice require that a borrower receive notice in addition to statutorily-prescribed minimum notice. For the most part, these cases have upheld the reasonableness of the notice provisions or have found that a public sale under a mortgage providing for a power of sale does not involve sufficient state action to trigger constitutional protections.

     Non-Judicial Foreclosure/Power of Sale. Foreclosure of a deed of trust is generally accomplished by a non-judicial trustee's sale pursuant to a power of sale typically granted in the deed of trust. A power of sale may also be contained in any other type of mortgage instrument if applicable law so permits. A power of sale under a deed of trust allows a non-judicial public sale to be conducted generally following a request from the beneficiary/lender to the trustee to sell the property upon default by the borrower and after notice of sale is given in accordance with the terms of the mortgage and applicable state law. In some states, prior to such sale, the trustee under the deed of trust must record a notice of default and notice of sale and send a copy to the borrower and to any other party who has recorded a request for a copy of a notice of default and notice of sale. In addition, in some states the trustee must provide notice to any other party having an interest of record in the real property, including junior lienholders. A notice of sale must be posted in a public place and, in most states, published for a specified period of time in one or more newspapers. The borrower or junior lienholder may then have the right, during a reinstatement period required in some states, to cure the default by paying the entire actual amount in arrears (without regard to the acceleration of the indebtedness), plus the lender's expenses incurred in enforcing the obligation. In other states, the borrower or the junior lienholder is not provided a period to reinstate the loan, but has only the right to pay off the entire debt to prevent the foreclosure sale. Generally, state law governs the procedure for public sale, the parties entitled to notice, the method of giving notice and the applicable time periods.

     Public Sale. A third party may be unwilling to purchase a Mortgaged Property at a public sale because of the difficulty in determining the value of such property at the time of sale, due to, among other things, redemption rights which may exist and the possibility of physical deterioration of the property during the foreclosure proceedings. Potential buyers may be reluctant to purchase property at a foreclosure sale as a result of the 1980 decision of the United States Court of Appeals for the Fifth Circuit in Durrett v. Washington National Insurance Company and other


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decisions that have followed its reasoning. The court in Durrett held that even a non-collusive, regularly conducted foreclosure sale was a fraudulent transfer under the federal Bankruptcy Code, as amended from time to time (11 U.S.C.)
and, therefore, could be rescinded in favor of the bankrupt's estate, if (i) the foreclosure sale was held while the debtor was insolvent and not more than one year prior to the filing of the bankruptcy petition and (ii) the price paid for the foreclosed property did not represent "fair consideration" ("reasonably equivalent value" under the Bankruptcy Code). Although the reasoning and result of Durrett in respect of the Bankruptcy Code was rejected by the United States Supreme Court in May 1994, the case could nonetheless be persuasive to a court applying a state fraudulent conveyance law which has provisions similar to those construed in Durrett. For these reasons, it is common for the lender to purchase the mortgaged property for an amount equal to the lesser of fair market value and the underlying debt and accrued and unpaid interest plus the expenses of foreclosure. Generally, state law controls the amount of foreclosure costs and expenses which may be recovered by a lender. Thereafter, subject to the mortgagor's right in some states to remain in possession during a redemption period, if applicable, the lender will become the owner of the property and have both the benefits and burdens of ownership of the mortgaged property. For example, the lender will have the obligation to pay debt service on any senior mortgages, to pay taxes, obtain casualty insurance and to make such repairs at its own expense as are necessary to render the property suitable for sale. Frequently, the lender employs a third party management company to manage and operate the property. The costs of operating and maintaining a commercial or multifamily residential property may be significant and may be greater than the income derived from that property. The costs of management and operation of those mortgaged properties which are hotels, motels or nursing or convalescent homes or hospitals may be particularly significant because of the expertise, knowledge and, with respect to nursing or convalescent homes or hospitals, regulatory compliance, required to run such operations and the effect which foreclosure and a change in ownership may have on the public's and the industry's (including franchisors') perception of the quality of such operations. The lender will commonly obtain the services of a real estate broker and pay the broker's commission in connection with the sale of the property. Depending upon market conditions, the ultimate proceeds of the sale of the property may not equal the amount of the mortgage against the property. Moreover, a lender commonly incurs substantial legal fees and court costs in acquiring a mortgaged property through contested foreclosure and/or bankruptcy proceedings. Furthermore, a few states require that any environmental contamination at certain types of properties be cleaned up before a property may be resold. In addition, a lender may be responsible under federal or state law for the cost of cleaning up a mortgaged property that is environmentally contaminated. See "-Environmental Risks". Generally state law controls the amount of foreclosure expenses and costs, including attorneys' fees, that may be recovered by a lender.

     The holder of a junior mortgage that forecloses on a mortgaged property does so subject to senior mortgages and any other prior liens, and may be obliged to keep senior mortgage loans current in order to avoid foreclosure of its interest in the property. In addition, if the foreclosure of a junior mortgage triggers the enforcement of a "due-on-sale" clause contained in a senior mortgage, the junior mortgagee could be required to pay the full amount of the senior mortgage indebtedness or face foreclosure.



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     The proceeds received by the referee or trustee from a foreclosure sale are generally applied first to the costs, fees and expenses of sale and then in satisfaction of the indebtedness secured by the mortgage under which the sale was conducted. Any proceeds remaining after satisfaction of senior mortgage debt are generally payable to the holders of junior mortgages and other liens and claims in order of their priority, whether or not the borrower is in default. Any additional proceeds are generally payable to the borrower. The payment of the proceeds to the holders of junior mortgages may occur in the foreclosure action of the senior mortgage or a subsequent ancillary proceeding or may require the institution of separate legal proceedings by such holders.

     Rights of Redemption. The purposes of a foreclosure action are to enable the lender to realize upon its security and to bar the borrower, and all persons who have interests in the property that are subordinate to that of the foreclosing lender, from exercise of their "equity of redemption". The doctrine of equity of redemption provides that, until the property encumbered by a mortgage has been sold in accordance with a properly conducted foreclosure and foreclosure sale, those having interests that are subordinate to that of the foreclosing lender have an equity of redemption and may redeem the property by paying the entire debt with interest. Those having an equity of redemption must generally be made parties and joined in the foreclosure proceeding in order for their equity of redemption to be terminated.

     The equity of redemption is a common-law (non-statutory) right which should be distinguished from post-sale statutory rights of redemption. In some states, after sale pursuant to a deed of trust or foreclosure of a mortgage, the borrower and foreclosed junior lienors are given a statutory period in which to redeem the property. In some states, statutory redemption may occur only upon payment of the foreclosure sale price. In other states, redemption may be permitted if the former borrower pays only a portion of the sums due. The effect of a statutory right of redemption is to diminish the ability of the lender to sell the foreclosed property because the exercise of a right of redemption would defeat the title of any purchaser through a foreclosure. Consequently, the practical effect of the redemption right is to force the lender to maintain the property and pay the expenses of ownership until the redemption period has expired. In some states, a post-sale statutory right of redemption may exist following a judicial foreclosure, but not following a trustee's sale under a deed of trust.

     Under the REMIC Provisions currently in effect, property acquired by foreclosure generally must not be held for more than two years. Unless otherwise provided in the related Prospectus Supplement, with respect to a series of Certificates for which an election is made to qualify the Trust Fund or a portion thereof as a REMIC, the Agreement will permit foreclosed property to be held for more than two years if the Internal Revenue Service grants an extension of time within which to sell such property or independent counsel renders an opinion to the effect that holding such property for such additional period is permissible under the REMIC Provisions.

     Anti-Deficiency Legislation. Some or all of the Mortgage Loans may be nonrecourse loans, as to which recourse in the case of default will be limited to the Mortgaged Property and such other assets, if any, that were pledged to secure the Mortgage Loan. However, even if a mortgage



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loan by its terms provides for recourse to the borrower's other assets, a lender's ability to realize upon those assets may be limited by state law. For example, in some states a lender cannot obtain a deficiency judgment against the borrower following foreclosure or sale under a deed of trust. A deficiency judgment is a personal judgment against the former borrower equal to the difference between the net amount realized upon the public sale of the real property and the amount due to the lender. Other statutes may require the lender to exhaust the security afforded under a mortgage before bringing a personal action against the borrower. In certain other states, the lender has the option of bringing a personal action against the borrower on the debt without first exhausting such security; however, in some of those states, the lender, following judgment on such personal action, may be deemed to have elected a remedy and thus may be precluded from foreclosing upon the security. Consequently, lenders in those states where such an election of remedy provision exists will usually proceed first against the security. Finally, other statutory provisions, designed to protect borrowers from exposure to large deficiency judgments that might result from bidding at below-market values at the foreclosure sale, limit any deficiency judgment to the excess of the outstanding debt over the fair market value of the property at the time of the sale.

LEASEHOLD RISKS

     Mortgage Loans may be secured by a mortgage on the borrower's leasehold interest in a ground lease. Leasehold mortgage loans are subject to certain risks not associated with mortgage loans secured by a lien on the fee estate of the borrower. The most significant of these risks is that if the borrower's leasehold were to be terminated upon a lease default, the leasehold mortgagee would lose its security. This risk may be lessened if the ground lease requires the lessor to give the leasehold mortgagee notices of lessee defaults and an opportunity to cure them, permits the leasehold estate to be assigned to and by the leasehold mortgagee or the purchaser at a foreclosure sale, and contains certain other protective provisions typically included in a "mortgageable" ground lease. The ground leases that secure the Mortgage Loans at issue may not contain some of these protective provisions, and the related mortgages may not contain the other protections discussed in the next paragraph. Protective ground lease provisions include the right of the leasehold mortgagee to receive notices from the ground lessor of any defaults by the borrower under the ground lease; the right to cure such defaults, with adequate cure periods; if a default is not susceptible of cure by the leasehold mortgagee, the right to acquire the leasehold estate through foreclosure or otherwise; the ability of the ground lease to be assigned to and by the leasehold mortgagee or purchaser at a foreclosure sale and for the concomitant release of the ground lessee's liabilities thereunder; and the right of the leasehold mortgagee to enter into a new ground lease with the ground lessor on the same terms and conditions as the old ground lease in the event of a termination of the ground lease.

     In addition to the foregoing protections, a leasehold mortgagee may prohibit the ground lessee from treating the ground lease as terminated in the event of the ground lessor's bankruptcy and rejection of the ground lease in the lessor's bankruptcy case. As further protection, a leasehold mortgage may provide for the assignment of the debtor-ground lessee's right to reject the lease in a ground lessee bankruptcy case, although the enforceability of such a provision has not been established. Without the protections described in this and the foregoing paragraph, a leasehold mortgagee may be more likely to lose the collateral securing its leasehold mortgage. In addition, the




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terms and conditions of a leasehold mortgage are subject to the terms and conditions of the ground lease. Although certain rights given to a ground lessee can be limited by the terms of a leasehold mortgage, the rights of a ground lessee or a leasehold mortgagee with respect to, among other things, insurance, casualty and condemnation proceeds will ordinarily be governed by the provisions of the ground lease, unless otherwise agreed to by the ground lessee and leasehold mortgagee.

COOPERATIVE SHARES

     Mortgage Loans may be secured by a security interest on the borrower's ownership interest in shares, and the proprietary leases appurtenant thereto, allocable to cooperative dwelling units that may be vacant or occupied by non-owner tenants. Such loans are subject to certain risks not associated with mortgage loans secured by a lien on the fee estate of a borrower in real property. Such a loan typically is subordinate to the mortgage, if any, on the Cooperative's building which, if foreclosed, could extinguish the equity in the building and the proprietary leases of the dwelling units derived from ownership of the shares of the Cooperative. Further, transfer of shares in a Cooperative are subject to various regulations as well as to restrictions under the governing documents of the Cooperative, and the shares may be cancelled in the event that associated maintenance charges due under the related proprietary leases are not paid. Typically, a recognition agreement between the lender and the Cooperative provides, among other things, the lender with an opportunity to cure a default under a proprietary lease.

     Under the laws applicable in many states, "foreclosure" on Cooperative shares is accomplished by a sale in accordance with the provisions of Article 9 of the UCC and the security agreement relating to the shares. Article 9 of the UCC requires that a sale be conducted in a "commercially reasonable" manner, which may be dependent upon, among other things, the notice given the debtor and the method, manner, time, place and terms of the sale. Article 9 of the UCC provides that the proceeds of the sale will be applied first to pay the costs and expenses of the sale and then to satisfy the indebtedness secured by the lender's security interest. A recognition agreement, however, generally provides that the lender's right to reimbursement is subject to the right of the Cooperative to receive sums due under the proprietary leases. If, following payment to the lender, there are proceeds remaining, the lender must account to the tenant-stockholder for the surplus. Conversely, if a portion of the indebtedness remains unpaid, the tenant-stockholder may be responsible for the deficiency. See "--Anti-Deficiency Legislation".

BANKRUPTCY LAWS

     Operation of the Bankruptcy Code and related state laws may interfere with or affect the ability of a secured lender to realize upon collateral and/or to enforce a deficiency judgment. For example, under the Bankruptcy Code, virtually all actions (including foreclosure actions and deficiency judgment proceedings) to collect a debt are automatically stayed upon the filing of the bankruptcy petition and, often, no interest or principal payments are made during the course of the bankruptcy case. The delay and the consequences thereof caused by such automatic stay can be significant. Also, under the Bankruptcy Code, the filing of a petition in bankruptcy by or on behalf of a junior lienor may stay the senior lender from taking action to foreclose out such junior lien.



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     Under the Bankruptcy Code, provided certain substantive and procedural safeguards protective of the lender are met, the amount and terms of a mortgage loan secured by a lien on property of the debtor may be modified. For example, the lender's lien may be transferred to other collateral and/or the outstanding amount of the secured loan may be reduced to the then-current value of the property (with a corresponding partial reduction of the amount of the lender's security interest) pursuant to a confirmed plan or lien avoidance proceeding, thus leaving the lender a general unsecured creditor for the difference between such value and the outstanding balance of the loan. Other modifications may include the reduction in the amount of each scheduled payment, by means of a reduction in the rate of interest and/or an alteration of the repayment schedule (with or without affecting the unpaid principal balance of the loan), and/or by an extension (or shortening) of the term to maturity. The priority of a mortgage loan may also be subordinated to bankruptcy court-approved financing. Some bankruptcy courts have approved plans, based on the particular facts of the reorganization case, that effected the cure of a mortgage loan default by paying arrearages over a number of years. Also, a bankruptcy court may permit a debtor, through its rehabilitative plan, to reinstate a loan mortgage payment schedule even if the lender has obtained a final judgment of foreclosure prior to the filing of the debtor's petition.

     The bankruptcy court can also reinstate accelerated indebtedness and also, in effect, invalidate due-on-sale clauses through confirmed Chapter 11 plans of reorganization. Under Section 363(b) and (f) of the Bankruptcy Code, a trustee for a lessor, or a lessor as debtor-in-possession, may, despite the provisions of the related Mortgage Loan to the contrary, sell the Mortgaged Property free and clear of all liens, which liens would then attach to the proceeds of such sale.

     The Bankruptcy Code provides that a lender's perfected pre-petition security interest in leases, rents and hotel revenues continues in the post-petition leases, rents and hotel revenues, unless a bankruptcy court orders to the contrary "based on the equities of the case." Thus, unless a court orders otherwise, revenues from a Mortgaged Property generated after the date the bankruptcy petition is filed will constitute "cash collateral" under the Bankruptcy Code. Debtors may only use cash collateral upon obtaining the lender's consent or a prior court order finding that the lender's interest in the Mortgaged Properties and the cash collateral is "adequately protected" and such term is defined and interpreted under the Bankruptcy Code. It should be noted, however, that the court may find that the lender has no security interest in either pre-petition or post-petition revenues if the court finds that the loan documents do not contain language covering accounts, room rents, or other forms of personalty necessary for a security interest to attach to hotel revenues.

     Lessee bankruptcies at the Mortgaged Properties could have an adverse impact on the borrowers' ability to meet their obligations. For example,
Section 365(e) of the Bankruptcy Code provides generally that rights and obligations under an unexpired lease may not be terminated or modified at any time after the commencement of a case under the Bankruptcy Code solely because of a provision in the lease conditioned upon the commencement of a case under the Bankruptcy Code or certain other similar events. In addition, Section 362 of the Bankruptcy Code operates as an automatic stay of, among other things, any act to obtain possession of property of or from a debtor's estate, which may delay the borrower's exercise of such remedies in the event that a lessee becomes the subject of a proceeding under the Bankruptcy Code.



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     Section 365(a) of the Bankruptcy Code generally provides that a trustee or a debtor-in-possession in a case under the Bankruptcy Code has the power to assume or to reject an executory contract or an unexpired lease of the debtor, in each case subject to the approval of the bankruptcy court administering such case. If the trustee or debtor-in-possession rejects an executory contract or an unexpired lease, such rejection generally constitutes a breach of the executory contract or unexpired lease immediately before the date of the filing of the petition. As a consequence, the other party or parties to such executory contract or unexpired lease, such as the lessor or borrower, as lessor under a lease, would have only an unsecured claim against the debtor for damages resulting from such breach, which could adversely affect the security for the related Mortgage Loan. Moreover, under Section 502(b)(6) of the Bankruptcy
Code, the claim of a lessor for such damages from the termination of a lease of real property will be limited to the sum of (i) the rent reserved by such lease, without acceleration, for the greater of one year or 15 percent, not to exceed three years, of the remaining term of such lease, following the earlier of the date of the filing of the petition and the date on which such lender repossessed, or the lessee surrendered, the leased property, and (ii) any unpaid rent due under such lease, without acceleration, on the earlier of such dates.

     Under Section 365(f) of the Bankruptcy Code, if a trustee or debtor-in-possession assumes an executory contract or an unexpired lease of the debtor, the trustee or debtor-in-possession generally may assign such executory contract or unexpired lease, notwithstanding any provision therein or in applicable law that prohibits, restricts or conditions such assignment, provided that the trustee or debtor-in-possession provides "adequate assurance of future performance" by the assignee. The Bankruptcy Code specifically provides, however, that adequate assurance of future performance for purposes of a lease of real property in a shopping center includes adequate assurance of the source of rent and other consideration due under such lease, and in the case of an assignment, that the financial condition and operating performance of the proposed assignee and its guarantors, if any, shall be similar to the financial condition and operating performance of the debtor and its guarantors, if any, as of the time the debtor became the lessee under the lease, that any percentage rent due under such lease will not decline substantially, that the assumption and assignment of the lease is subject to all the provisions thereof, including (but not limited to) provisions such as a radius location, use or exclusivity provision, and will not breach any such provision contained in any other lease, financing agreement, or master agreement relating to such shopping center, and that the assumption or assignment of such lease will not disrupt the tenant mix or balance in such shopping center. Thus, an undetermined third party may assume the obligations of the lessee under a lease in the event of commencement of a proceeding under the Bankruptcy Code with respect to the lessee.

     Under Section 365(h) of the Bankruptcy Code, if a trustee for a lessor as a debtor-in-possession, rejects an unexpired lease of real property, the lessee may treat such lease as terminated by such rejection or, in the alternative, may remain in possession of the leasehold for the balance of such term and for any renewal or extension of such term that is enforceable by the lessee under applicable nonbankruptcy law. The Bankruptcy Code provides that if a lessee elects to remain in possession after such a rejection of a lease, the lessee may offset against rents reserved under the lease for the balance of the term after the date of rejection of the lease, and any such renewal or extension thereof, any damages occurring after such date caused by the nonperformance of any obligation of the lessor under the lease after such date.



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     In a bankruptcy or similar proceeding, action may be taken seeking the recovery as a preferential transfer of any payments made by the mortgagor under the related Mortgage Loan to the related Trust Fund. Payments on long-term debt may be protected from recovery as preferences if they are payments in the ordinary course of business made on debts incurred in the ordinary course of business. Whether any particular payment would be protected depends upon the facts specific to a particular transaction. In addition, some court decisions suggest that even a non-collusive, regularly conducted foreclosure sale could be challenged in a bankruptcy case as a "fraudulent conveyance", regardless of the parties' intent, if a bankruptcy court determines that the mortgaged property has been sold for less than fair consideration while the mortgagor was insolvent and within one year (or within any longer state statutes of limitations periods if the trustee in bankruptcy elects to proceed under state fraudulent conveyance law) of the filing of the bankruptcy.

     A trustee in bankruptcy, in some cases, may be entitled to collect its costs and expenses in preserving or selling the mortgaged property ahead of payment to the lender. In certain circumstances, a debtor in bankruptcy may have the power to grant liens senior to the lien of a mortgage, and analogous state statutes and general principles of equity may also provide a mortgagor with means to halt a foreclosure proceeding or sale and to force a restructuring of a mortgage loan on terms a lender would not otherwise accept. Moreover, the laws of certain states also give priority to certain tax liens over the lien of a mortgage or deed of trust. Under the Bankruptcy Code, if the court finds that actions of the mortgagee have been unreasonable, the lien of the related mortgage may be subordinated to the claims of unsecured creditors.

     Pursuant to the federal doctrine of "substantive consolidation" or to the (predominantly state law) doctrine of "piercing the corporate veil", a bankruptcy court, in the exercise of its equitable powers, also has the authority to order that the assets and liabilities of a related entity be consolidated with those of an entity before it. Thus, property ostensibly the property of one entity may be determined to be the property of a different entity in bankruptcy, the automatic stay applicable to the second entity may be extended to the first and the rights of creditors of the first entity may be impaired in the fashion set forth above in the discussion of bankruptcy principles. Depending on facts and circumstances not wholly in existence at the time a Mortgage Loan is originated or transferred to the related Trust Fund, the application of any of these doctrines to one or more of the mortgagors in the context of the bankruptcy of one or more of their affiliates could result in material impairment of the rights of the Certificateholders.

     For each mortgagor that is described as a "special purpose entity", "single purpose entity" or "bankruptcy-remote entity" in the Prospectus Supplement, the activities that may be conducted by such mortgagor and its ability to incur debt are restricted by the applicable Mortgage or the organizational documents of such mortgagor in such manner as is intended to make the likelihood of a bankruptcy proceeding being commenced by or against such mortgagor remote, and such mortgagor has been organized and is designed to operate in a manner such that its separate existence should be respected notwithstanding a bankruptcy proceeding in respect of one or more affiliated entities of such mortgagor. However, the Depositor makes no representation as to the likelihood of the institution of a bankruptcy proceeding by or in respect of any mortgagor or the


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likelihood that the separate existence of any mortgagor would be respected if there were to be a bankruptcy proceeding in respect of any affiliated entity of a mortgagor.

ENVIRONMENTAL LEGISLATION

     A lender may be subject to unforeseen environmental risks with respect to loans secured by real or personal property, such as the Mortgage Loans. Such environmental risks may give rise to (i) a diminution in value of property securing a Mortgage Loan or the inability to foreclose against such property or
(ii) in certain circumstances as more fully described below, liability for clean-up costs or other remedial actions, which liability could exceed the value of such property or the principal balance of the related Mortgage Loan. Under the laws of many states, contamination on a property may give rise to a lien on the property for cleanup costs. In several states, such a lien has priority over all existing liens (a "superlien"), including those of existing mortgages; in these states, the lien of the mortgage for any Mortgage Loan may lose its priority to such a superlien.

     Under the federal Comprehensive Response Compensation and Liability Act ("CERCLA"), a lender may be liable either to the government or to private parties for cleanup costs on a property securing a loan, even if the lender does not cause or contribute to the contamination. CERCLA imposes strict, as well as joint and several, liability on several Classes of potentially responsible parties ("PRPs"), including current owners and operators of the property who did not cause or contribute to the contamination. Many states have laws similar to CERCLA.

     Lenders may be held liable under CERCLA as owners or operators unless they qualify for the secured creditor exemption to CERCLA. A 1990 decision of the United States Court of Appeals for the Eleventh Circuit, United States v. Fleet Factors Corp., 901 F.2d 1550 (11th Cir. 1990), narrowly construed the security interest exemption under CERCLA to hold lenders liable if they had the capacity to influence their borrower's management of hazardous waste. In response to the Fleet Factors case, the Environmental Protection Agency ("EPA") promulgated a rule in 1992 intended to reduce interpretive uncertainties that surrounded the scope of the secured lender exemption to liability under CERCLA. The rule, which the EPA stated would be entitled to deference in CERCLA cost recovery actions brought against lenders by private parties, clarified the scope of the secured creditor exemption and identified specific types of actions that, if taken by a lender, would preclude application of the exemption. In the decision of Kelley v. EPA, 15 F.3d 1100 (D.C. Cir. 1994), the Court of Appeals for the District of Columbia vacated the EPA's lender liability rule. On September 30, 1996, President Clinton signed into law the "Asset Conservation, Lender Liability and Deposit Insurance Protection Act of 1996" (the "Asset Conservation Act"), which substantially protects lenders and fiduciaries from liability for the environmental obligations of borrowers and beneficiaries. The Asset Conservation Act includes amendments to CERCLA and to the underground storage tank provisions of the Resource Conservation and Recovery Act and applies to any claim that was not finally adjudicated as of September 30, 1996. The Act offers substantial protection to lenders by defining the activities in which a lender can engage and still have the benefit of a secured creditor exemption. However, the secured creditor exemption is not available to a lender that participates in management of mortgaged property prior to a foreclosure. In order for a lender



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to be deemed to have participated in the management of a mortgaged property, the lender must actually participate in the operational affairs of the property of the borrower. The Act provides that "merely having the capacity to influence, or unexercised right to control" operations does not constitute participation in management. A lender will be deemed to have participated in management and will lose the protection of the secured creditor exemption only if it exercises decision-making control over the borrower's environmental compliance and hazardous substance handling and disposal practices, or assumes day-to-day management of all operational functions of the mortgaged property. The Act also provides that a lender will continue to have the benefit of the secured creditor exemption even if it forecloses on a mortgaged property, purchases it at a foreclosure sale or accepts a deed-in-lieu of foreclosure provided that the lender seeks to sell the mortgaged property at the earliest practicable commercially reasonable time on commercially reasonable terms.

     Environment clean-up costs may be substantial. It is possible that such costs could become a liability of the related Trust Fund and occasion a loss to Certificateholders if such remedial costs were incurred.

     In a few states, transfers of some types of properties are conditioned upon cleanup of contamination prior to transfer. It is possible that a property securing a Mortgage Loan could be subject to such transfer restrictions. In such a case, if the lender becomes the owner upon foreclosure, it may be required to clean up the contamination before selling the property.

     The cost of remediating hazardous substance contamination at a property can be substantial. If a lender is or becomes liable, it can bring an action for contribution against the owner or operator that created the environmental hazard, but that person or entity may be without substantial assets. Accordingly, it is possible that such costs could become a liability of a Trust Fund and occasion a loss to Certificateholders of the related series.

     To reduce the likelihood of such a loss, and unless otherwise provided in the related Prospectus Supplement, the related Pooling and Servicing Agreement will provide that the Master Servicer, acting on behalf of the related Trust Fund, may not acquire title to a Mortgaged Property or take over its operation unless the Master Servicer, based on a report prepared by a person who regularly conducts environmental site assessments, has made the determination that it is appropriate to do so, as described under "Description of the Pooling and Servicing Agreements--Realization Upon Defaulted Mortgage Loans". There can be no assurance that any environmental site assessment obtained by the Master Servicer will detect all possible environmental contamination or conditions or that the other requirements of the related Pooling and Servicing Agreement, even if fully observed by the Master Servicer, will in fact insulate the related Trust Fund from liability with respect to environmental matters.

     Even when a lender is not directly liable for cleanup costs on property securing loans, if a property securing a loan is contaminated, the value of the security is likely to be affected. In addition, a lender bears the risk that unanticipated cleanup costs may jeopardize the borrower's repayment. Neither of these two issues is likely to pose risks exceeding the amount of unpaid


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principal and interest of a particular loan secured by a contaminated property, particularly if the lender declines to foreclose on a mortgage secured by the property.

     If a lender forecloses on a mortgage secured by a property the operations of which are subject to environmental laws and regulations, the lender will be required to operate the property in accordance with those laws and regulations. Compliance may entail some expense.

     In addition, a lender may be obligated to disclose environmental conditions on a property to government entities and/or to prospective buyers (including prospective buyers at a foreclosure sale or following foreclosure). Such disclosure may decrease the amount that prospective buyers are willing to pay for the affected property and thereby lessen the ability of the lender to recover its investment in a loan upon foreclosure.

DUE-ON-SALE AND DUE-ON-ENCUMBRANCE PROVISIONS

     Certain of the Mortgage Loans may contain "due-on-sale" and "due-on-encumbrance" clauses that purport to permit the lender to accelerate the maturity of the loan if the borrower transfers or encumbers the related Mortgaged Property. In recent years, court decisions and legislative actions placed substantial restrictions on the right of lenders to enforce such clauses in many states. By virtue, however, of the Garn-St Germain Depository Institutions Act of 1982 (the "Garn Act"), effective October 15, 1982 (which purports to preempt state laws that prohibit the enforcement of due-on-sale clauses by providing among other matters, that "due-on-sale" clauses in certain loans made after the effective date of the Garn Act are enforceable, within certain limitations, as set forth in the Garn Act and the regulations promulgated thereunder), the Master Servicer may nevertheless have the right to accelerate the maturity of a Mortgage Loan that contains a "due-on-sale" provision upon transfer of an interest in the property, regardless of the Master Servicer's ability to demonstrate that a sale threatens its legitimate security interest.

SUBORDINATE FINANCING

     Certain of the Mortgage Loans may not restrict the ability of the borrower to use the Mortgaged Property as security for one or more additional loans. Where a borrower encumbers a Mortgaged Property with one or more junior liens, the senior lender is subjected to additional risk. First, the borrower may have difficulty servicing and repaying multiple loans. Moreover, if the subordinate financing permits recourse to the borrower (as is frequently the case) and the senior loan does not, a borrower may have more incentive to repay sums due on the subordinate loan. Second, acts of the senior lender that prejudice the junior lender or impair the junior lender's security may create a superior equity in favor of the junior lender. For example, if the borrower and the senior lender agree to an increase in the principal amount of or the interest rate payable on the senior loan, the senior lender may lose its priority to the extent any existing junior lender is harmed or the borrower is additionally burdened. Third, if the borrower defaults on the senior loan and/or any junior loan or loans, the existence of junior loans and actions taken by junior lenders can impair the security available to the senior lender and can interfere with or delay the taking of action by the




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senior lender. Moreover, the bankruptcy of a junior lender may operate to stay foreclosure or similar proceedings by the senior lender.

DEFAULT INTEREST AND LIMITATIONS ON PREPAYMENTS

     Notes and mortgages may contain provisions that obligate the borrower to pay a late charge or additional interest if payments are not timely made, and in some circumstances, may prohibit prepayments for a specified period and/or condition prepayments upon the borrower's payment of prepayment fees or yield maintenance penalties. In certain states, there are or may be specific limitations upon the late charges which a lender may collect from a borrower for delinquent payments. Certain states also limit the amounts that a lender may collect from a borrower as an additional charge if the loan is prepaid. In addition, the enforceability of provisions that provide for prepayment fees or penalties upon an involuntary prepayment is unclear under the laws of many states.

ADJUSTABLE RATE LOANS

     The laws of certain states may provide that mortgage notes relating to adjustable rate loans are not negotiable instruments under the UCC. In such event, the related Trust Fund will not be deemed to be a "holder in due course" within the meaning of the UCC and may take such a mortgage note subject to certain restrictions on the ability to foreclose and to certain contractual defenses available to a mortgagor.

APPLICABILITY OF USURY LAWS

     Title V of the Depository Institutions Deregulation and Monetary Control Act of 1980, as amended ("Title V") provides that state usury limitations shall not apply to certain types of residential (including multifamily) first mortgage loans originated by certain lenders after March 31, 1980. Title V authorized any state to reimpose interest rate limits by adopting, before April 1, 1983, a law or constitutional provision that expressly rejects application of the federal law. In addition, even where Title V is not so rejected, any state is authorized by the law to adopt a provision limiting discount points or other charges on mortgage loans covered by Title V. Certain states have taken action to reimpose interest rate limits and/or to limit discount points or other charges.

     No Mortgage Loan originated in any state in which application of Title V has been expressly rejected or a provision limiting discount points or other charges has been adopted, will (if originated after that rejection or adoption) be eligible for inclusion in a Trust Fund unless (i) such Mortgage Loan provides for such interest rate, discount points and charges as are permitted under the laws of such state or (ii) such Mortgage Loan provides that the terms thereof are to be construed in accordance with the laws of another state under which such interest rate, discount points and charges would not be usurious and the borrower's counsel has rendered an opinion that such choice of law provision would be given effect.

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SOLDIERS' AND SAILORS' CIVIL RELIEF ACT OF 1940

     Under the terms of the Soldiers' and Sailors' Civil Relief Act of 1940, as amended (the "Relief Act"), a borrower who enters military service after the origination of such borrower's Mortgage Loan (including a borrower who was in reserve status and is called to active duty after origination of the Mortgage
Loan), may not be charged interest (including fees and charges) above an annual rate of 6% during the period of such borrower's active duty status, unless a court orders otherwise upon application of the lender. The Relief Act applies to individuals who are members of the Army, Navy, Air Force, Marines, National Guard, Reserves, Coast Guard and officers of the U.S. Public Health Service assigned to duty with the military. Because the Relief Act applies to individuals who enter military service (including reservists who are called to active duty) after origination of the related Mortgage Loan, no information can be provided as to the number of loans with individuals as borrowers that may be affected by the Relief Act. Application of the Relief Act would adversely affect, for an indeterminate period of time, the ability of any servicer to collect full amounts of interest on certain of the Mortgage Loans. Any shortfalls in interest collections resulting from the application of the Relief Act would result in a reduction of the amounts distributable to the holders of the related series of Certificates, and would not be covered by advances or, unless otherwise specified in the related Prospectus Supplement, any instrument of Credit Support provided in connection with such Certificates. In addition, the Relief Act imposes limitations that would impair the ability of the servicer to foreclose on an affected Mortgage Loan during the borrower's period of active duty status, and, under certain circumstances, during an additional three-month period thereafter. Thus, in the event such a Mortgage Loan goes into default, there may be delays and losses occasioned by the inability to realize upon the Mortgaged Property in a timely fashion.

TYPE OF MORTGAGED PROPERTY

     The lender may be subject to additional risk depending upon the type and use of the Mortgaged Property in question. For instance, Mortgaged Properties which are hospitals, nursing homes or convalescent homes may present special risks to lenders in large part due to significant governmental regulation of the operation, maintenance, control and financing of health care institutions. Mortgages on Mortgaged Properties which are owned by the borrower under a condominium form of ownership are subject to the declaration, by-laws and other rules and regulation of the condominium association. Mortgaged Properties which are hotels or motels may present additional risk to the lender in that: (i) hotels and motels are typically operated pursuant to franchise, management and operating agreements which may be terminable by the operator; and (ii) the transferability of the hotel's operating, liquor and other licenses to the entity acquiring the hotel either through purchase or foreclosure is subject to the vagaries of local law requirements. In addition, Mortgaged Properties which are multifamily properties or cooperatively owned multifamily properties may be subject to rent control laws, which could impact the future cash flows of such properties.



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AMERICANS WITH DISABILITIES ACT

     Under Title III of the Americans with Disabilities Act of 1990 and rules promulgated thereunder (collectively, the "ADA"), in order to protect individuals with disabilities, public accommodations (such as hotels, shopping centers, hospitals, schools and social service center establishments) must remove architectural and communication barriers which are structural in nature from existing places of public accommodation to the extent "readily achievable." In addition, under the ADA, alterations to a place of public accommodation or a commercial facility are to be made so that, to the maximum extent feasible, each altered portions are readily accessible to and usable by disabled individuals. The "readily achievable" standard takes into account, among other factors, the financial resources of the affected site, owner, landlord or other applicable person. In addition to imposing a possible financial burden on the borrower in its capacity as owner or landlord, the ADA may also impose such requirements on a foreclosing lender who succeeds to the interest of the borrower as owner or landlord. Furthermore, since the "readily achievable" standard may vary depending on the financial condition of the owner or landlord, a foreclosing lender who is financially more capable than the borrower of complying with the requirements of the ADA may be subject to more stringent requirements than those to which the borrower is subject.

FORFEITURES IN DRUG AND RICO PROCEEDINGS

     Federal law provides that property owned by persons convicted of drug-related crimes or of criminal violations of the Racketeer Influenced and Corrupt Organizations ("RICO") statute can be seized by the government if the property was used in, or purchased with the proceeds of, such crimes. Under procedures contained in the Comprehensive Crime Control Act of 1984 (the "Crime Control Act"), the government may seize the property even before conviction. The government must publish notice of the forfeiture proceeding and may give notice to all parties "known to have an alleged interest in the property", including the holders of mortgage loans.

     A lender may avoid forfeiture of its interest in the property if it established that: (i) its mortgage was executed and recorded before commission of the crime upon which the forfeiture is based, or (ii) the lender was, at the time of execution of the mortgage, "reasonably without cause to believe" that the property was used in, or purchased with the proceeds of, illegal drug or RICO activities.

     In addition, there may be other state or municipal laws providing for forfeiture of mortgaged properties.


                    CERTAIN FEDERAL INCOME TAX CONSEQUENCES

     The following is a general discussion of the anticipated material federal income tax consequences of the purchase, ownership and disposition of Certificates. The discussion below does not purport to address all federal income tax consequences that may be applicable to particular categories of investors, some of which may be subject to special rules. The authorities on which this


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discussion is based are subject to change or differing interpretations, and any such change or interpretation could apply retroactively. This discussion reflects the applicable provisions of the Internal Revenue Code of 1986, as amended (the "Code"), as well as regulations (the "REMIC Regulations") promulgated by the U.S. Department of Treasury (the "Treasury"). Investors should consult their own tax advisors in determining the federal, state, local and other tax consequences to them of the purchase, ownership and disposition of Certificates.

     For purposes of this discussion, (i) references to the Mortgage Loans include references to the mortgage loans underlying MBS included in the Mortgage Assets and (ii) where the applicable Prospectus Supplement provides for a fixed retained yield with respect to the Mortgage Loans underlying a series of Certificates, references to the Mortgage Loans will be deemed to refer to that portion of the Mortgage Loans held by the Trust Fund which does not include the Retained Interest. References to a "holder" or "Certificateholder" in this discussion generally mean the beneficial owner of a Certificate.

FEDERAL INCOME TAX CONSEQUENCES FOR REMIC CERTIFICATES

     General. With respect to a particular series of Certificates, an election may be made to treat the Trust Fund or one or more segregated pools of assets therein as one or more REMICs within the meaning of Code Section 860D. A Trust Fund or a portion thereof as to which a REMIC election will be made will be referred to as a "REMIC Pool". For purposes of this discussion, Certificates of a series as to which one or more REMIC elections are made are referred to as "REMIC Certificates" and will consist of one or more Classes of "Regular Certificates" and one Class of "Residual Certificates" in the case of each REMIC Pool. Qualification as a REMIC requires ongoing compliance with certain conditions. With respect to each series of REMIC Certificates, O'Melveny & Myers LLP, counsel to the Depositor, has advised the Depositor that in the firm's opinion, assuming (i) the making of such an election, (ii) compliance with the Pooling and Servicing Agreement and (iii) compliance with any changes in the law, including any amendments to the Code or applicable Treasury regulations thereunder, each REMIC Pool will qualify as a REMIC. In such case, the Regular Certificates will be considered to be "regular interests" in the REMIC Pool and generally will be treated for federal income tax purposes as if they were newly originated debt instruments, and the Residual Certificates will be considered to be "residual interests" in the REMIC Pool. The Prospectus Supplement for each series of Certificates will indicate whether one or more REMIC elections will be made with respect to the related Trust Fund, in which event references to "REMIC" or "REMIC Pool" herein shall be deemed to refer to each such REMIC Pool. If so specified in the applicable Prospectus Supplement, the portion of a Trust Fund as to which a REMIC election is not made may be treated as either a financial asset securitization investment trust (a "FASIT") or a grantor trust for federal income tax purposes. See "--Federal Income Tax Consequences for FASIT Certificates and "-Federal Income Tax Consequences for Certificates as to Which No REMIC Election Is Made".

     Status of REMIC Certificates. REMIC Certificates held by a domestic building and loan association will constitute "a regular or residual interest in a REMIC" within the meaning of Code Section 7701(a)(19)(C)(xi), but only in the same proportion that the assets of the REMIC Pool


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would be treated as "loans . . . secured by an interest in real property which is . . . residential real property" (such as single family or multifamily properties, but not commercial properties) within the meaning of Code Section 7701(a)(19)(C)(v) or as other assets described in Code Section 7701(a)(19)(C), and otherwise will not qualify for such treatment. REMIC Certificates held by a real estate investment trust will constitute "real estate assets" within the meaning of Code Section 856(c)(4)(A), and interest on the Regular Certificates and income with respect to Residual Certificates will be considered "interest on obligations secured by mortgages on real property or on interests in real property" within the meaning of Code Section 856(c)(3)(B) in the same proportion that, for both purposes, the assets of the REMIC Pool would be so treated. If at all times 95% or more of the assets of the REMIC Pool qualify for each of the foregoing respective treatments, the REMIC Certificates will qualify for the corresponding status in their entirety. For purposes of Code
Section 856(c)(4)(A), payments of principal and interest on the Mortgage Loans that are reinvested pending distribution to holders of REMIC Certificates qualify for such treatment. Where two REMIC Pools are a part of a tiered structure they will be treated as one REMIC for purposes of the tests described above respecting asset ownership of more or less than 95%. In addition, if the assets of the REMIC include Buy-Down Mortgage Loans, it is possible that the percentage of such assets constituting "loans . . . secured by an interest in real property which is . . . residential real property" for purposes of Code
Section 7701(a)(19)(C)(v) may be required to be reduced by the amount of the related Buy-Down Funds. REMIC Certificates held by a regulated investment company will not constitute "Government Securities" within the meaning of Code
Section 851(b)(3)(A)(i). REMIC Certificates held by certain financial institutions will constitute "evidence of indebtedness" within the meaning of Code Section 582(c)(1). The Small Business Job Protection Act of 1996 (the "SBJPA of 1996") repealed the reserve method for bad debts of domestic building and loan associations and mutual savings banks, and thus has eliminated the asset category of "qualifying real property loans" in former Code Section 593(d) for taxable years beginning after December 31, 1995. The requirement in the SBJPA of 1996 that such institutions must "recapture" a portion of their existing bad debt reserves is suspended if a certain portion of their assets are maintained in "residential loans" under Code Section 7701(a)(19)(C)(v), but only if such loans were made to acquire, construct or improve the related real property and not for the purpose of refinancing. However, no effort will be made to identify the portion of the Mortgage Loans of any series meeting this requirement, and no representation is made in this regard.

     Qualification as a REMIC. In order for the REMIC Pool to qualify as a REMIC, there must be ongoing compliance on the part of the REMIC Pool with the requirements set forth in the Code. The REMIC Pool must fulfill an asset test, which requires that no more than a de minimis portion of the assets of the REMIC Pool, as of the close of the third calendar month beginning after the "Startup Day" (which for purposes of this discussion is the date of issuance of the REMIC Certificates) and at all times thereafter, may consist of assets other than "qualified mortgages" and "permitted investments". The REMIC Regulations provide a safe harbor pursuant to which the de minimis requirement is met if at all times the aggregate adjusted basis of the nonqualified assets is less than 1% of the aggregate adjusted basis of all the REMIC Pool's assets. An entity that fails to meet the safe harbor may nevertheless demonstrate that it holds no more than a de minimis amount of nonqualified assets. A REMIC also must provide "reasonable arrangements" to prevent its residual interest from being held by "disqualified organizations" and must furnish




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applicable tax information to transferors or agents that violate this requirement. The Pooling and Servicing Agreement for each series will contain a provision designed to meet this requirement. See "Taxation of Residual Certificates-- Tax-Related Restrictions on Transfer of Residual
Certificates--Disqualified Organizations".

     A qualified mortgage is any obligation that is principally secured by an interest in real property and that is either transferred to the REMIC Pool on the Startup Day in exchange for Regular Certificates or Residual Certificates or is purchased by the REMIC Pool within a three-month period thereafter pursuant to a fixed price contract in effect on the Startup Day. Qualified mortgages include whole mortgage loans, such as the Mortgage Loans, certificates of beneficial interest in a grantor trust that holds mortgage loans, including certain of the MBS, regular interests in another REMIC, such as MBS in a trust as to which a REMIC election has been made, loans secured by timeshare interests and loans secured by shares held by a tenant stockholder in a cooperative housing corporation, provided, in general, (i) the fair market value of the real property securing the mortgage (including buildings and structural components thereof) is at least 80% of the principal balance of the related Mortgage Loan or mortgage loan underlying the Mortgage Certificate either at origination of the relevant loan or as of the Startup Day (an original loan-to-value ratio of not more than 125% with respect to the real property securing the mortgage) or (ii) substantially all the proceeds of the Mortgage Loan or the underlying mortgage loan were used to acquire, improve or protect an interest in real property that, at the origination date, was the only security for the Mortgage Loan or underlying mortgage loan. If the Mortgage Loan has been substantially modified other than in connection with a default or reasonably foreseeable default, it must meet the loan-to-value test in clause (i) of the preceding sentence as of the date of the last such modification or at closing. A qualified mortgage includes a qualified replacement mortgage, which is any property that would have been treated as a qualified mortgage if it were transferred to the REMIC Pool on the Startup Day and that is received either (i) in exchange for any qualified mortgage within a three-month period thereafter or (ii) in exchange for a "defective obligation" within a two-year period thereafter. A "defective obligation" includes (i) a mortgage in default or as to which default is reasonably foreseeable, (ii) a mortgage as to which a customary representation or warranty made at the time of transfer to the REMIC Pool has been breached, (iii) a mortgage that was fraudulently procured by the mortgagor, and (iv) a mortgage that was not in fact principally secured by real property (but only if such mortgage is disposed of within 90 days of discovery). A Mortgage Loan that is "defective" as described in clause (iv) that is not sold or, if within two years of the Startup Day, sold or exchanged, within 90 days of discovery, ceases to be a qualified mortgage after such 90-day period. A qualified mortgage also includes any regular interest in a FASIT transferred to the REMIC Pool on the Startup Day in exchange for Regular Certificates or Residual Certificates, or purchased by the REMIC Pool within three months after the Startup Day pursuant to a fixed price contract in effect on the Startup Day, provided that at least 95% of the value of the FASIT assets is at all times attributable to obligations principally secured by interests in real property and which are transferred to, or purchased by, a REMIC as provided in this sentence.

     Permitted investments include cash flow investments, qualified reserve assets, and foreclosure property. A cash flow investment is an investment, earning a return in the nature of interest, of amounts received on or with respect to qualified mortgages for a temporary period, not



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exceeding 13 months, until distributed to holders of interests in the REMIC
Pool. A qualified reserve asset is any intangible property (other than a REMIC residual interest) held for investment that is part of any reasonably required reserve maintained by the REMIC Pool to provide for payments of expenses of the REMIC Pool or amounts due on the regular or residual interests in the event of defaults (including delinquencies) on the qualified mortgages, lower than expected reinvestment returns, prepayment interest shortfalls and certain other contingencies. The reserve fund will be disqualified if more than 30% of the gross income from the assets in such fund for the year is derived from the sale or other disposition of property held for less than three months, unless required to prevent a default on the regular interests caused by a default on one or more qualified mortgages. A reserve fund must be reduced "promptly and appropriately" as payments on the Mortgage Loans are received. Foreclosure property is real property acquired by the REMIC Pool in connection with the default or imminent default of a qualified mortgage and generally held beyond the close of the third calendar year following the acquisition of the property by REMIC Pool for not more than two years, with possible extensions granted by the Internal Revenue Service (the "Service") of up to an additional four years.

     In addition to the foregoing requirements, the various interests in a REMIC Pool also must meet certain requirements. All of the interests in a REMIC Pool must be either of the following: (i) one or more Classes of regular interests or (ii) a single Class of residual interests on which distributions, if any, are made pro rata. A regular interest is an interest in a REMIC Pool that is issued on the Startup Day with fixed terms, is designated as a regular interest, and unconditionally entitles the holder to receive a specified principal amount (or other similar amount), and provides that interest payments (or other similar amounts), if any, at or before maturity either are payable based on a fixed rate or a qualified variable rate, or consist of a specified, nonvarying portion of the interest payments on qualified mortgages. Such a specified portion may consist of a fixed number of basis points, a fixed percentage of the total interest, or a fixed or qualified variable or inverse variable rate on some or all of the qualified mortgages minus a different fixed or qualified variable rate. The specified principal amount of a regular interest that provides for interest payments consisting of a specified, nonvarying portion of interest payments on qualified mortgages may be zero. A residual interest is an interest in a REMIC Pool other than a regular interest that is issued on the Startup Day and that is designated as a residual interest. An interest in a REMIC Pool may be treated as a regular interest even if payments of principal with respect to such interest are subordinated to payments on other regular interests or the residual interest in the REMIC Pool, and are dependent on the absence of defaults or delinquencies on qualified mortgages or permitted investments, lower than reasonably expected returns on permitted investments, unanticipated expenses incurred by the REMIC Pool or prepayment interest shortfalls. Accordingly, the Regular Certificates of a series will constitute one or more Classes of regular interests, and the Residual Certificates with respect to that series will constitute a single Class of residual interests on which distributions are made pro rata.

     If an entity, such as the REMIC Pool, fails to comply with one or more of the ongoing requirements of the Code for REMIC status during any taxable year, the Code provides that the entity will not be treated as a REMIC for such year and thereafter. In this event, an entity with multiple Classes of ownership interests may be treated as a




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separate association taxable as a corporation under Treasury regulations, and the Regular Certificates may be treated as equity interests therein. The Code, however, authorizes the Treasury Department to issue regulations that address situations where failure to meet one or more of the requirements for REMIC status occurs inadvertently and in good faith, and disqualification of the REMIC Pool would occur absent regulatory relief. Investors should be aware, however, that the Conference Committee Report to the Tax Reform Act of 1986 (the "1986 Act") indicates that the relief may be accompanied by sanctions, such as the imposition of a corporate tax on all or a portion of the REMIC Pool's income for the period of time in which the requirements for REMIC status are not satisfied.

TAXATION OF REGULAR CERTIFICATES

   General

     In general, interest, original issue discount and market discount on a Regular Certificate will be treated as ordinary income to a holder of the Regular Certificate (the "Regular Certificateholder") as they accrue, and principal payments on a Regular Certificate will be treated as a return of capital to the extent of the Regular Certificateholder's basis in the Regular Certificate allocable thereto. Regular Certificateholders must use the accrual method of accounting with regard to Regular Certificates, regardless of the method of accounting otherwise used by such Regular Certificateholders.

   Original Issue Discount

     Accrual Certificates and principal-only Certificates will be, and other Classes of Regular Certificates may be, issued with "original issue discount" within the meaning of Code Section 1273(a). Holders of any Class of Regular Certificates having original issue discount generally must include original issue discount in ordinary income for federal income tax purposes as it accrues, in accordance with the constant yield method that takes into account the compounding of interest, in advance of receipt of the cash attributable to such income. The following discussion is based in part on temporary and final Treasury regulations issued on February 2, 1994, as amended on June 14, 1996, (the "OID Regulations") under Code Sections 1271 through 1273 and 1275 and in part on the provisions of the 1986 Act. Regular Certificateholders should be aware, however, that the OID Regulations do not adequately address certain issues relevant to prepayable securities, such as the Regular Certificates. To the extent such issues are not addressed in such regulations, the Depositor intends to apply the methodology described in the Conference Committee Report to the 1986 Act. No assurance can be provided that the Service will not take a different position as to those matters not currently addressed by the OID Regulations. Moreover, the OID Regulations include an anti-abuse rule allowing the Service to apply or depart from the OID Regulations where necessary or appropriate to ensure a reasonable tax result in light of the applicable statutory provisions. A tax result will not be considered unreasonable under the anti-abuse rule in the absence of a substantial effect on the present value of a taxpayer's tax liability. Investors are advised to consult their own tax advisors as to the discussion herein and the appropriate method for reporting interest and original issue discount with respect to the Regular Certificates.



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     Each Regular Certificate (except to the extent described below with respect to a Regular Certificate on which principal is distributed by random lot ("Random Lot Certificates")) will be treated as a single installment obligation for purposes of determining the original issue discount includible in a Regular Certificateholder's income. The total amount of original issue discount on a Regular Certificate is the excess of the "stated redemption price at maturity" of the Regular Certificate over its "issue price". The issue price of a Class of Regular Certificates offered pursuant to this Prospectus generally is the first price at which a substantial amount of Regular Certificates of that Class is sold to the public (excluding bond houses, brokers and underwriters). Although unclear under the OID Regulations, the Depositor intends to treat the issue price of a Class as to which there is no substantial sale as of the issue date or that is retained by the Depositor as the fair market value of that Class as of the issue date. The issue price of a Regular Certificate also includes the amount paid by an initial Regular Certificateholder for accrued interest that relates to a period prior to the issue date of the Regular Certificate, unless the Regular Certificateholder elects on its federal income tax return to exclude such amount from the issue price and to recover it on the first Distribution Date. The stated redemption price at maturity of a Regular Certificate always includes the original principal amount of the Regular Certificate, but generally will not include distributions of stated interest if such interest distributions constitute "qualified stated interest". Under the OID Regulations, qualified stated interest generally means interest payable at a single fixed rate or a qualified variable rate (as described below) provided that such interest payments are unconditionally payable at intervals of one year or less during the entire term of the Regular Certificate. Because there is no penalty or default remedy in the case of nonpayment of interest with respect to a Regular Certificate, it is possible that no interest on any Class of Regular Certificates will be treated as qualified stated interest. However, except as provided in the following three sentences or in the applicable Prospectus Supplement, because the underlying Mortgage Loans provide for remedies in the event of default, the Depositor intends to treat interest with respect to the Regular Certificates as qualified stated interest. Distributions of interest on an Accrual Certificate, or on other Regular Certificates with respect to which deferred interest will accrue, will not constitute qualified stated interest, in which case the stated redemption price at maturity of such Regular Certificates includes all distributions of interest as well as principal thereon. Likewise, the Depositor intends to treat an "interest only" Class, or a Class on which interest is substantially disproportionate to its principal amount (a so-called "super-premium" Class) as having no qualified stated interest. Where the interval between the issue date and the first Distribution Date on a Regular Certificate is shorter than the interval between subsequent Distribution Dates, the interest attributable to the additional days will be included in the stated redemption price at maturity.

     Under a de minimis rule, original issue discount on a Regular Certificate will be considered to be zero if such original issue discount is less than 0.25% of the stated redemption price at maturity of the Regular Certificate multiplied by the weighted average maturity of the Regular Certificate. For this purpose, the weighted average maturity of the Regular Certificate is computed as the sum of the amounts determined by multiplying the number of full years (i.e., rounding down partial years) from the issue date until all distributions in reduction of are scheduled to be made by a fraction, the numerator of which is the amount of each distribution included in the stated redemption price at maturity of the Regular Certificate and the denominator of which is the stated redemption price at maturity of the Regular Certificate. The Conference Committee Report to the


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

1986 Act provides that the schedule of such distributions should be determined in accordance with the assumed rate of prepayment of the Mortgage Loans (the "Prepayment Assumption") and the anticipated reinvestment rate, if any, relating to the Regular Certificates. The Prepayment Assumption with respect to a series of Regular Certificates will be set forth in the related Prospectus Supplement. Holders generally must report de minimis original issue discount pro rata as principal payments are received, and such income will be capital gain if the Regular Certificate is held as a capital asset. However, under the OID Regulations, Regular Certificateholders may elect to accrue all de minimis original issue discount as well as market discount and market premium under the constant yield method. See "Election to Treat All Interest Under the Constant Yield Method".

     A Regular Certificateholder generally must include in gross income for any taxable year the sum of the "daily portions", as defined below, of the original issue discount on the Regular Certificate accrued during an accrual period for each day on which it holds the Regular Certificate, including the date of purchase but excluding the date of disposition. The Depositor will treat the monthly period ending on the day before each Distribution Date as the accrual period. With respect to each Regular Certificate, a calculation will be made of the original issue discount that accrues during each successive full accrual period (or shorter period from the date of original issue) that ends on the day before the related Distribution Date on the Regular Certificate. The Conference Committee Report to the 1986 Act states that the rate of accrual of original issue discount is intended to be based on the Prepayment Assumption. Other than as discussed below with respect to a Random Lot Certificate, the original issue discount accruing in a full accrual period would be the excess, if any, of (i) the sum of (a) the present value of all of the remaining distributions to be made on the Regular Certificate as of the end of that accrual period that are included in the Regular Certificate's stated redemption price at maturity and
(b) the distributions made on the Regular Certificate during the accrual period that are included in the Regular Certificate's stated redemption price at maturity, over (ii) the adjusted issue price of the Regular Certificate at the beginning of the accrual period. The present value of the remaining distributions referred to in the preceding sentence is calculated based on (i) the yield to maturity of the Regular Certificate at the issue date, (ii) events (including actual prepayments) that have occurred prior to the end of the accrual period and (iii) the Prepayment Assumption. For these purposes, the adjusted issue price of a Regular Certificate at the beginning of any accrual period equals the issue price of the Regular Certificate, increased by the aggregate amount of original issue discount with respect to the Regular Certificate that accrued in all prior accrual periods and reduced by the amount of distributions included in the Regular Certificate's stated redemption price at maturity that were made on the Regular Certificate in such prior periods. The original issue discount accruing during any accrual period (as determined in this paragraph) will then be divided by the number of days in the period to determine the daily portion of original issue discount for each day in the period. With respect to an initial accrual period shorter than a full accrual period, the daily portions of original issue discount must be determined according to an appropriate allocation under any reasonable method.

     Under the method described above, the daily portions of original issue discount required to be included in income by a Regular Certificateholder generally will increase to take into account prepayments on the Regular Certificates as a result of prepayments on the Mortgage Loans that exceed the Prepayment Assumption, and generally will decrease (but not below zero for any

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

period) if the prepayments are slower than the Prepayment Assumption. An increase in prepayments on the Mortgage Loans with respect to a series of Regular Certificates can result in both a change in the priority of principal payments with respect to certain Classes of Regular Certificates and either an increase or decrease in the daily portions of original issue discount with respect to such Regular Certificates.

     In the case of a Random Lot Certificate, the Depositor intends to determine the yield to maturity of such Certificate based upon the anticipated payment characteristics of the Class as a whole under the Prepayment Assumption. In general, the original issue discount accruing on each Random Lot Certificate in a full accrual period would be its allocable share of the original issue discount with respect to the entire Class, as determined in accordance with the preceding paragraph. However, in the case of a distribution in retirement of the entire unpaid principal balance of any Random Lot Certificate (or portion of such unpaid principal balance), (a) the remaining unaccrued original issue discount allocable to such Certificate (or to such portion) will accrue at the time of such distribution, and (b) the accrual of original issue discount allocable to each remaining Certificate of such Class (or the remaining unpaid principal balance of a partially redeemed Random Lot Certificate after a distribution of principal has been received) will be adjusted by reducing the present value of the remaining payments on such Class and the adjusted issue price of such Class to the extent attributable to the portion of the unpaid principal balance thereof that was distributed. The Depositor believes that the foregoing treatment is consistent with the "pro rata prepayment" rules of the OID Regulations, but with the rate of accrual of original issue discount determined based on the Prepayment Assumption for the Class as a whole. Investors are advised to consult their tax advisors as to this treatment.

   Acquisition Premium

     A purchaser of a Regular Certificate at a price greater than its adjusted issue price but less than its stated redemption price at maturity will be required to include in gross income the daily portions of the original issue discount on the Regular Certificate reduced pro rata by a fraction, the numerator of which is the excess of its purchase price over such adjusted issue price and the denominator of which is the excess of the remaining stated redemption price at maturity over the adjusted issue price. Alternatively, such a subsequent purchaser may elect to treat all such acquisition premium under the constant yield method, as described below under the heading "Election to Treat All Interest Under the Constant Yield Method".

   Variable Rate Regular Certificates

     Regular Certificates may provide for interest based on a variable rate. Under the OID Regulations, interest is treated as payable at a variable rate if, generally, (i) the issue price does not exceed the original principal balance by more than a specified de minimis amount and (ii) the interest compounds or is payable at least annually at current values of (a) one or more "qualified floating rates", (b) a single fixed rate and one or more qualified floating rates, (c) a single "objective rate", or (d) a single fixed rate and a single objective rate that is a "qualified inverse floating rate". A floating rate is a qualified floating rate if variations in the rate can reasonably be expected to measure



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

contemporaneous variations in the cost of newly borrowed funds, or where such rate is subject to a fixed multiple that is greater than 0.65, but not more than 1.35. Such rate may also be increased or decreased by a fixed spread or subject to a fixed cap or floor, or a cap or floor that is not reasonably expected as of the issue date to affect the yield of the instrument significantly. Two or more qualified floating rates will be treated as a single qualified floating rate if all such qualified floating rates can reasonably be expected to have approximately the same values throughout the terms of the instrument. This requirement will be conclusively presumed to be satisfied if the values of all such qualified floating rates are within 0.25% of each other on the issue date. An objective rate (other than a qualified floating rate) is a rate that is determined using a single fixed formula and that is based on objective financial or economic information, provided that such information is not (i) within the control of the issuer or a related party or (ii) unique to the circumstances of the issuer or a related party. A qualified inverse floating rate is an objective rate that is equal to a fixed rate minus a qualified floating rate that inversely reflects contemporaneous variations in the cost of newly borrowed funds; an inverse floating rate that is not a qualified floating rate may nevertheless be an objective rate. A Class of Regular Certificates may be issued under this Prospectus that does not have a variable rate under the OID Regulations, for example, a Class that bears different rates at different times during the period it is outstanding such that it is considered significantly "front-loaded" or "back-loaded" within the meaning of the OID Regulations. It is possible that such a Class may be considered to bear "contingent interest" within the meaning of the OID Regulations. The OID Regulations, as they relate to the treatment of contingent interest, are by their terms not applicable to Regular Certificates. However, if final regulations dealing with contingent interest with respect to Regular Certificates apply the same principles as the OID Regulations, such regulations may lead to different timing of income inclusion than would be the case under the OID Regulations. Furthermore, application of such principles could lead to the characterization of gain on the sale of contingent interest Regular Certificates as ordinary income. Investors should consult their tax advisors regarding the appropriate treatment of any Regular Certificate that does not pay interest at a fixed rate or variable rate as described in this paragraph.

     Under the REMIC Regulations, a Regular Certificate (i) bearing a rate that qualifies as a variable rate under the OID Regulations that is tied to current values of a variable rate (or the highest, lowest or average of two or more variable rates), including a rate based on the average cost of funds of one or more financial institutions, or a positive or negative multiple of such a rate (plus or minus a specified number of basis points), or that represents a weighted average of rates on some or all of the Mortgage Loans which bear interest at a fixed rate or at a qualifying variable rate under the REMIC Regulations, including such a rate that is subject to one or more caps or floors, or (ii) bearing one or more such variable rates for one or more periods or one or more fixed rates for one or more periods, and a different variable rate or fixed rate for other periods qualifies as a regular interest in a REMIC. Accordingly, unless otherwise indicated in the applicable Prospectus Supplement, the Depositor intends to treat Regular Certificates that qualify as regular interests under this rule in the same manner as obligations bearing a variable rate for original issue discount reporting purposes.

     The amount of original issue discount with respect to a Regular Certificate bearing a variable rate of interest will accrue in the manner described above under "Original Issue Discount"




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

with the yield to maturity and future payments on such Regular Certificate generally to be determined by assuming that interest will be payable for the life of the Regular Certificate based on the initial rate (or, if different, the value of the applicable variable rate as of the pricing date) for the relevant Class. Unless otherwise specified in the applicable Prospectus Supplement, the Depositor intends to treat such variable interest as qualified stated interest, other than variable interest on an interest-only or super-premium Class, which will be treated as non-qualified stated interest includible in the stated redemption price at maturity. Ordinary income reportable for any period will be adjusted based on subsequent changes in the applicable interest rate index.

     Although unclear under the OID Regulations, unless required otherwise by applicable final regulations, the Depositor intends to treat Regular Certificates bearing an interest rate that is a weighted average of the net interest rates on Mortgage Loans or Mortgage Certificates having fixed or adjustable rates, as having qualified stated interest, except to the extent that initial "teaser" rates cause sufficiently "back-loaded" interest to create more than de minimis original issue discount. The yield on such Regular Certificates for purposes of accruing original issue discount will be a hypothetical fixed rate based on the fixed rates, in the case of fixed rate Mortgage Loans, and initial "teaser rates" followed by fully indexed rates, in the case of adjustable rate Mortgage Loans. In the case of adjustable rate Mortgage Loans, the applicable index used to compute interest on the Mortgage Loans in effect on the pricing date (or possibly the issue date) will be deemed to be in effect beginning with the period in which the first weighted average adjustment date occurring after the issue date occurs. Adjustments will be made in each accrual period either increasing or decreasing the amount of ordinary income reportable to reflect the actual Pass-Through Rate on the Regular Certificates.

   Deferred Interest

     Under the OID Regulations, all interest on a Regular Certificate as to which there may be Deferred Interest is includible in the stated redemption price at maturity thereof. Accordingly, any Deferred Interest that accrues with respect to a Class of Regular Certificates may constitute income to the holders of such Regular Certificates prior to the time distributions of cash with respect to such Deferred Interest are made.

   Market Discount

     A purchaser of a Regular Certificate also may be subject to the market discount rules of Code Section 1276 through 1278. Under these Code sections and the principles applied by the OID Regulations in the context of original issue discount, "market discount" is the amount by which the purchaser's original basis in the Regular Certificate (i) is exceeded by the then-current principal amount of the Regular Certificate or (ii) in the case of a Regular Certificate having original issue discount, is exceeded by the adjusted issue price of such Regular Certificate at the time of purchase. Such purchaser generally will be required to recognize ordinary income to the extent of accrued market discount on such Regular Certificate as distributions includible in the stated redemption price at maturity thereof are received, in an amount not exceeding any such distribution. Such market discount would accrue in a manner to be provided in Treasury regulations and should take into


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

account the Prepayment Assumption. The Conference Committee Report to the 1986 Act provides that until such regulations are issued, such market discount would accrue either (i) on the basis of a constant interest rate or (ii) in the ratio of stated interest allocable to the relevant period to the sum of the interest for such period plus the remaining interest as of the end of such period, or in the case of a Regular Certificate issued with original issue discount, in the ratio of original issue discount accrued for the relevant period to the sum of the original issue discount accrued for such period plus the remaining original issue discount as of the end of such period. Such purchaser also generally will be required to treat a portion of any gain on a sale or exchange of the Regular Certificate as ordinary income to the extent of the market discount accrued to the date of disposition under one of the foregoing methods, less any accrued market discount previously reported as ordinary income as partial distributions in reduction of the stated redemption price at maturity were received. Such purchaser will be required to defer deduction of a portion of the excess of the interest paid or accrued on indebtedness incurred to purchase or carry a Regular Certificate over the interest distributable thereon. The deferred portion of such interest expense in any taxable year generally will not exceed the accrued market discount on the Regular Certificate for such year. Any such deferred interest expense is, in general, allowed as a deduction not later than the year in which the related market discount income is recognized or the Regular Certificate is disposed of. As an alternative to the inclusion of market discount in income on the foregoing basis, the Regular Certificateholder may elect to include market discount in income currently as it accrues on all market discount instruments acquired by such Regular Certificateholder in that taxable year or thereafter, in which case the interest deferral rule will not apply. See "Election to Treat All Interest Under the Constant Yield Method" below regarding an alternative manner in which such election may be deemed to be made.

     Market discount with respect to a Regular Certificate will be considered to be zero if such market discount is less than 0.25% of the remaining stated redemption price at maturity of such Regular Certificate multiplied by the weighted average maturity of the Regular Certificate (determined as described above in the third paragraph under "Original Issue Discount") remaining after the date of purchase. It appears that de minimis market discount should be reported in a manner similar to de minimis original issue discount. See "Original Issue Discount" above. Treasury regulations implementing the market discount rules have not yet been issued, and therefore investors should consult their own tax advisors regarding the application of these rules. Investors should also consult Revenue Procedure 92-67 concerning the elections to include market discount in income currently and to accrue market discount on the basis of the constant yield method.

   Premium

     A Regular Certificate purchased at a cost greater than its remaining stated redemption price at maturity generally is considered to be purchased at a premium. If the Regular Certificateholder holds such Regular Certificate as a "capital asset" within the meaning of Code Section 1221, the Regular Certificateholder may elect under Code Section 171 to amortize such premium under the constant yield method. The Conference Committee Report to the 1986 Act indicates a Congressional intent that the same rules that will apply to the accrual of market discount on installment obligations will also apply to amortizing bond premium under Code Section 171 on installment obligations such as the Regular Certificates, although it is unclear whether the



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

alternatives to the constant yield method described above under "Market Discount" are available. Amortizable bond premium will be treated as an offset to interest income on a Regular Certificate rather than as a separate deduction item. See "Election to Treat All Interest Under the Constant Yield Method" below regarding an alternative manner in which the Code Section 171 election may be deemed to be made.

   Sale or Exchange of Regular Certificates

     If a Regular Certificateholder sells or exchanges a Regular Certificate, the Regular Certificateholder will recognize gain or loss equal to the difference, if any, between the amount received and its adjusted basis in the Regular Certificate. The adjusted basis of a Regular Certificate generally will equal the cost of the Regular Certificate to the seller, increased by any original issue discount or market discount previously included in the seller's gross income with respect to the Regular Certificate and reduced by amounts included in the stated redemption price at maturity of the Regular Certificate that were previously received by the seller, by any amortized premium and by previously recognized losses.

     Except as described above with respect to market discount, and except as provided in this paragraph, any gain or loss on the sale or exchange of a Regular Certificate realized by an investor who holds the Regular Certificate as a capital asset will be capital gain or loss and will be long-term or short-term depending on whether the Regular Certificate has been held for the long-term capital gain holding period (currently more than one year). Such gain will be treated as ordinary income (i) if a Regular Certificate is held as part of a "conversion transaction" as defined in Code Section 1258(c), up to the amount of interest that would have accrued on the Regular Certificateholder's net investment in the conversion transaction at 120% of the appropriate applicable Federal rate under Code Section 1274(d) in effect at the time the taxpayer entered into the transaction minus any amount previously treated as ordinary income with respect to any prior distribution of property that was held as a part of such transaction, (ii) in the case of a non-corporate taxpayer, to the extent such taxpayer has made an election under Code Section 163(d)(4) to have net capital gains taxed as investment income at ordinary rates, or (iii) to the extent that such gain does not exceed the excess, if any, of (a) the amount that would have been includible in the gross income of the holder if its yield on such Regular Certificate were 110% of the applicable Federal rate as of the date of purchase, over (b) the amount of income actually includible in the gross income of such holder with respect to the Regular Certificate. In addition, gain or loss recognized from the sale of a Regular Certificate by certain banks or thrift institutions will be treated as ordinary income or loss pursuant to Code Section 582(c). Capital gains of certain non-corporate taxpayers are subject to a lower maximum tax rate (20%) than ordinary income of such taxpayers (39.6%), for property held for more than 12 months. The maximum tax rate for corporations is the same with respect to both ordinary income and capital gains.

   Treatment of Losses

     Holders of Regular Certificates will be required to report income with respect to Regular Certificates on the accrual method of accounting, without giving effect to delays or




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

reductions in distributions attributable to defaults or delinquencies on the Mortgage Loans allocable to a particular Class of Regular Certificates, except to the extent it can be established that such losses are uncollectible. Accordingly, the holder of a Regular Certificate may have income, or may incur a diminution in cash flow as a result of a default or delinquency, but may not be able to take a deduction (subject to the discussion below) for the corresponding loss until a subsequent taxable year. In this regard, investors are cautioned that while they may generally cease to accrue interest income if it reasonably appears that the interest will be uncollectible, the Internal Revenue Service may take the position that original issue discount must continue to be accrued in spite of its uncollectibility until the debt instrument is disposed of in a taxable transaction or becomes worthless in accordance with the rules of Code Section 166. To the extent the rules of Code
Section 166 regarding bad debts are applicable, it appears that holders of Regular Certificates that are corporations or that otherwise hold the Regular Certificates in connection with a trade or business should in general be allowed to deduct as an ordinary loss any such loss sustained during the taxable year on account of any such Regular Certificates becoming wholly or partially worthless, and that, in general, holders of Regular Certificates that are not corporations and do not hold the Regular Certificates in connection with a trade or business will be allowed to deduct as a short-term capital loss any loss with respect to principal sustained during the taxable year on account of a portion of any Class or subClass of such Regular Certificates becoming wholly worthless. Although the matter is not free from doubt, non-corporate holders of Regular Certificates should be allowed a bad debt deduction at such time as the principal balance of any Class or subClass of such Regular Certificates is reduced to reflect losses resulting from any liquidated Mortgage Loans. The Service, however, could take the position that non-corporate holders will be allowed a bad debt deduction to reflect such losses only after all Mortgage Loans remaining in the Trust Fund have been liquidated or such Class of Regular Certificates has been otherwise retired. The Service could also assert that losses on the Regular Certificates are deductible based on some other method that may defer such deductions for all holders, such as reducing future cash flow for purposes of computing original issue discount. This may have the effect of creating "negative" original issue discount which would be deductible only against future positive original issue discount or otherwise upon termination of the Class. Holders of Regular Certificates are urged to consult their own tax advisors regarding the appropriate timing, amount and character of any loss sustained with respect to such Regular Certificates. While losses attributable to interest previously reported as income should be deductible as ordinary losses by both corporate and non-corporate holders, the Internal Revenue Service may take the position that losses attributable to accrued original issue discount may only be deducted as short-term capital losses by non-corporate holders not engaged in a trade or business. Special loss rules are applicable to banks and thrift institutions, including rules regarding reserves for bad debts. Such taxpayers are advised to consult their tax advisors regarding the treatment of losses on Regular Certificates.

   Election to Treat All Interest Under the Constant Yield Method

     A holder of a debt instrument such as a Regular Certificate may elect to treat all interest that accrues on the instrument using the constant yield method, with none of the interest being treated as qualified stated interest. For purposes of applying the constant yield method to a debt instrument subject to such an election, (i) "interest" includes stated interest, original issue discount, de minimis original issue discount, market discount and de minimis market discount, as adjusted by



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any amortizable bond premium or acquisition premium and (ii) the debt instrument is treated as if the instrument were issued on the holder's acquisition date in the amount of the holder's adjusted basis immediately after acquisition. It is unclear whether, for this purpose, the initial Prepayment Assumption would continue to apply or if a new prepayment assumption as of the date of the holder's acquisition would apply. A holder generally may make such an election on an instrument by instrument basis or for a Class or group of debt instruments. However, if the holder makes such an election with respect to a debt instrument with amortizable bond premium or with market discount, the holder is deemed to have made elections to amortize bond premium or to report market discount income currently as it accrues under the constant yield method, respectively, for all debt instruments acquired by the holder in the same taxable year or thereafter. The election is made on the holder's federal income tax return for the year in which the debt instrument is acquired and is irrevocable except with the approval of the Service. Investors should consult their own tax advisors regarding the advisability of making such an election.

TAXATION OF RESIDUAL CERTIFICATES

   Taxation of REMIC Income

     Generally, the "daily portions" of REMIC taxable income or net loss will be includible as ordinary income or loss in determining the federal taxable income of holders of Residual Certificates ("Residual Certificateholders"), and will not be taxed separately to the REMIC Pool. The daily portions of REMIC taxable income or net loss of a Residual Certificateholder are determined by allocating the REMIC Pool's taxable income or net loss for each calendar quarter ratably to each day in such quarter and by allocating such daily portion among the Residual Certificateholders in proportion to their respective holdings of Residual Certificates in the REMIC Pool on such day. REMIC taxable income is generally determined in the same manner as the taxable income of an individual using the accrual method of accounting, except that (i) the limitations on deductibility of investment interest expense and expenses for the production of income do not apply, (ii) all bad loans will be deductible as business bad debts and (iii) the limitation on the deductibility of interest and expenses related to tax-exempt income will apply. The REMIC Pool's gross income includes interest, original issue discount income and market discount income, if any, on the Mortgage Loans, reduced by amortization of any premium on the Mortgage Loans, plus income from amortization of issue premium, if any, on the Regular Certificates, plus income on reinvestment of cash flows and reserve assets, plus any cancellation of indebtedness income upon allocation of realized losses to the Regular Certificates. The REMIC Pool's deductions include interest and original issue discount expense on the Regular Certificates, servicing fees on the Mortgage Loans, other administrative expenses of the REMIC Pool and realized losses on the Mortgage Loans. The requirement that Residual Certificateholders report their pro rata share of taxable income or net loss of the REMIC Pool will continue until there are no Certificates of any Class of the related series outstanding.

     The taxable income recognized by a Residual Certificateholder in any taxable year will be affected by, among other factors, the relationship between the timing of recognition of interest and original issue discount or market discount income or amortization of premium with




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respect to the Mortgage Loans, on the one hand, and the timing of deductions for interest (including original issue discount) on the Regular Certificates or income from amortization of issue premium on the Regular Certificates, on the other hand. In the event that an interest in the Mortgage Loans is acquired by the REMIC Pool at a discount, and one or more of such Mortgage Loans is prepaid, the Residual Certificateholder may recognize taxable income without being entitled to receive a corresponding amount of cash because (i) the prepayment may be used in whole or in part to make distributions in reduction of principal on the Regular Certificates and (ii) the discount on the Mortgage Loans which is includible in income may exceed the deduction allowed upon such distributions on those Regular Certificates on account of any unaccrued original issue discount relating to those Regular Certificates. When there is more than one Class of Regular Certificates that distribute principal sequentially, this mismatching of income and deductions is particularly likely to occur in the early years following issuance of the Regular Certificates when distributions in reduction of principal are being made in respect of earlier Classes of Regular Certificates to the extent that such Classes are not issued with substantial discount. If taxable income attributable to such a mismatching is realized, in general, losses would be allowed in later years as distributions on the later Classes of Regular Certificates are made. Taxable income may also be greater in earlier years than in later years as a result of the fact that interest expense deductions, expressed as a percentage of the outstanding principal amount of such a series of Regular Certificates, may increase over time as distributions in reduction of principal are made on the lower yielding Classes of Regular Certificates, whereas to the extent that the REMIC Pool includes fixed rate Mortgage Loans, interest income with respect to any given Mortgage Loan will remain constant over time as a percentage of the outstanding principal amount of that loan. Consequently, Residual Certificateholders must have sufficient other sources of cash to pay any federal, state or local income taxes due as a result of such mismatching or unrelated deductions against which to offset such income, subject to the discussion of "excess inclusions" below under "Limitations on Offset or Exemption of REMIC Income". The timing of such mismatching of income and deductions described in this paragraph, if present with respect to a series of Certificates, may have a significant adverse effect upon the Residual Certificateholder's after-tax rate of return. In addition, a Residual Certificateholder's taxable income during certain periods may exceed the income reflected by such Residual Certificateholder for such periods in accordance with generally accepted accounting principles. Investors should consult their own accountants concerning the accounting treatment of their investment in Residual Certificates.

   Basis and Losses

     The amount of any net loss of the REMIC Pool that may be taken into account by the Residual Certificateholder is limited to the adjusted basis of the Residual Certificate as of the close of the quarter (or time of disposition of the Residual Certificate if earlier), determined without taking into account the net loss for the quarter. The initial adjusted basis of a purchaser of a Residual Certificate is the amount paid for such Residual Certificate. Such adjusted basis will be increased by the amount of taxable income of the REMIC Pool reportable by the Residual Certificateholder and will be decreased (but not below zero), first, by a cash distribution from the REMIC Pool and, second, by the amount of loss of the REMIC Pool reportable by the Residual Certificateholder. Any loss that is disallowed on account of this limitation may be carried over indefinitely with respect to



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the Residual Certificateholder as to whom such loss was disallowed and may be used by such Residual Certificateholder only to offset any income generated by the same REMIC Pool.

     A Residual Certificateholder will not be permitted to amortize directly the cost of its Residual Certificate as an offset to its share of the taxable income of the related REMIC Pool. However, that taxable income will not include cash received by the REMIC Pool that represents a recovery of the REMIC Pool's basis in its assets. Such recovery of basis by the REMIC Pool will have the effect of amortization of the issue price of the Residual Certificates over their life. However, in view of the possible acceleration of the income of Residual Certificateholders described above under "Taxation of REMIC Income", the period of time over which such issue price is effectively amortized may be longer than the economic life of the Residual Certificates.

     A Residual Certificate may have a negative value if the net present value of anticipated tax liabilities exceeds the present value of anticipated cash flows. The REMIC Regulations appear to treat the issue price of such a residual interest as zero rather than such negative amount for purposes of determining the REMIC Pool's basis in its assets. The preamble to the REMIC Regulations states that the Service may provide future guidance on the proper tax treatment of payments made by a transferor of such a residual interest to induce the transferee to acquire the interest, and Residual Certificateholders should consult their own tax advisors in this regard.

     Further, to the extent that the initial adjusted basis of a Residual Certificateholder (other than an original holder) in the Residual Certificate is greater that the corresponding portion of the REMIC Pool's basis in the Mortgage Loans, the Residual Certificateholder will not recover a portion of such basis until termination of the REMIC Pool unless future Treasury regulations provide for periodic adjustments to the REMIC income otherwise reportable by such holder. The REMIC Regulations currently in effect do not so provide. See "Treatment of Certain Items of REMIC Income and Expense--Market Discount" below regarding the basis of Mortgage Loans to the REMIC Pool and "Sale or Exchange of a Residual Certificate" below regarding possible treatment of a loss upon termination of the REMIC Pool as a capital loss.

   Treatment of Certain Items of REMIC Income and Expense

     Although the Depositor intends to compute REMIC income and expense in accordance with the Code and applicable regulations, the authorities regarding the determination of specific items of income and expense are subject to differing interpretations. The Depositor makes no representation as to the specific method that it will use for reporting income with respect to the Mortgage Loans and expenses with respect to the Regular Certificates, and different methods could result in different timing of reporting of taxable income or net loss to Residual Certificateholders or differences in capital gain versus ordinary income.

     Original Issue Discount and Premium. Generally, the REMIC Pool's deductions for original issue discount and income from amortization of issue premium will be determined in the same manner as original issue discount income on Regular Certificates as described above under


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"Taxation of Regular Certificates-- Original Issue Discount" and "-Variable
Rate Regular Certificates", without regard to the de minimis rule described therein, and "-Premium".

     Deferred Interest. Any Deferred Interest that accrues with respect to any adjustable rate Mortgage Loans held by the REMIC Pool will constitute income to the REMIC Pool and will be treated in a manner similar to the Deferred Interest that accrues with respect to Regular Certificates as described above under "Taxation of Regular Certificates--Deferred Interest".

     Market Discount. The REMIC Pool will have market discount income in respect of Mortgage Loans if, in general, the basis of the REMIC Pool allocable to such Mortgage Loans is exceeded by their unpaid principal balances. The REMIC Pool's basis in such Mortgage Loans is generally the fair market value of the Mortgage Loans immediately after the transfer thereof to the REMIC Pool. The REMIC Regulations provide that such basis is equal in the aggregate to the issue prices of all regular and residual interests in the REMIC Pool (or the fair market value thereof at the Closing Date, in the case of a retained Class). In respect of Mortgage Loans that have market discount to which Code
Section 1276 applies, the accrued portion of such market discount would be recognized currently as an item of ordinary income in a manner similar to original issue discount. Market discount income generally should accrue in the manner described above under "Taxation of Regular Certificates--Market Discount".

     Premium. Generally, if the basis of the REMIC Pool in the Mortgage Loans exceeds the unpaid principal balances thereof, the REMIC Pool will be considered to have acquired such Mortgage Loans at a premium equal to the amount of such excess. As stated above, the REMIC Pool's basis in Mortgage Loans is the fair market value of the Mortgage Loans, based on the aggregate of the issue prices (or the fair market value of retained Classes) of the regular and residual interests in the REMIC Pool immediately after the transfer thereof to the REMIC Pool. In a manner analogous to the discussion above under "Taxation of Regular Certificates--Premium", a REMIC Pool that holds a Mortgage Loan as a capital asset under Code Section 1221 may elect under Code Section 171 to amortize premium on whole mortgage loans or mortgage loans underlying MBS that were originated after September 27, 1985 or MBS that are REMIC regular interests under the constant yield method. Amortizable bond premium will be treated as an offset to interest income on the Mortgage Loans, rather than as a separate deduction item. To the extent that the mortgagors with respect to the Mortgage Loans are individuals, Code Section 171 will not be available for premium on Mortgage Loans (including underlying mortgage loans) originated on or prior to September 27, 1985. Premium with respect to such Mortgage Loans may be deductible in accordance with a reasonable method regularly employed by the holder thereof. The allocation of such premium pro rata among principal payments should be considered a reasonable method; however, the Service may argue that such premium should be allocated in a different manner, such as allocating such premium entirely to the final payment of principal.



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

   Limitations on Offset or Exemption of REMIC Income

     A portion or all of the REMIC taxable income includible in determining the federal income tax liability of a Residual Certificateholder will be subject to special treatment. That portion, referred to as the "excess inclusion", is equal to the excess of REMIC taxable income for the calendar quarter allocable to a Residual Certificate over the daily accruals for such quarterly period of
(i) 120% of the long-term applicable Federal rate that would have applied to the Residual Certificate (if it were a debt instrument) on the Startup Day under Code Section 1274(d), multiplied by (ii) the adjusted issue price of such Residual Certificate at the beginning of such quarterly period. For this purpose, the adjusted issue price of a Residual Certificate at the beginning of a quarter is the issue price of the Residual Certificate, plus the amount of such daily accruals of REMIC income described in this paragraph for all prior quarters, decreased by any distributions made with respect to such Residual Certificate prior to the beginning of such quarterly period. Accordingly, the portion of the REMIC Pool's taxable income that will be treated as excess inclusions will be a larger portion of such income as the adjusted issue price of the Residual Certificates diminishes.

     The portion of a Residual Certificateholder's REMIC taxable income consisting of the excess inclusions generally may not be offset by other deductions, including net operating loss carry forwards, on such Residual Certificateholder's return. However, net operating loss carryovers are determined without regard to excess inclusion income. Further, if the Residual Certificateholder is an organization subject to the tax on unrelated business income imposed by Code Section 511, the Residual Certificateholder's excess inclusions will be treated as unrelated business taxable income of such Residual Certificateholder for purposes of Code Section 511. In addition, REMIC taxable income is subject to 30% withholding tax with respect to certain persons who are not U.S. Persons (as defined below under "Tax-Related Restrictions on Transfer of Residual Certificates--Foreign Investors"), and the portion thereof attributable to excess inclusions is not eligible for any reduction in the rate of withholding tax (by treaty or otherwise). See "Taxation of Certain Foreign Investors--Residual Certificates" below. Finally, if a real estate investment trust or a regulated investment company owns a Residual Certificate, a portion (allocated under Treasury regulations yet to be issued) of dividends paid by the real estate investment trust or a regulated investment company could not be offset by net operating losses of its shareholders, would constitute unrelated business taxable income for tax-exempt shareholders, and would be ineligible for reduction of withholding to certain persons who are not U.S. Persons. The SBJPA of 1996 has eliminated the special rule permitting Section 593 institutions ("thrift institutions") to use net operating losses and other allowable deductions to offset their excess inclusion income from Residual Certificates that have "significant value" within the meaning of the REMIC Regulations.

     In addition, the SBJPA of 1996 provides three rules for determining the effect of excess inclusions on the alternative minimum taxable income of a Residual Certificateholder. First, alternative minimum taxable income for a Residual Certificateholder is determined without regard to the special rule, discussed above, that taxable income cannot be less than excess inclusions. Second, a Residual Certificateholder's alternative minimum taxable income for a taxable year cannot be less than the excess inclusions for the year. Third, the amount of any alternative minimum tax net operating loss deduction must be computed without regard to any excess inclusions.



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

   Tax-Related Restrictions on Transfer of Residual Certificates

     Disqualified Organizations. If any legal or beneficial interest in a Residual Certificate is transferred to a Disqualified Organization (as defined below) other than in connection with the formation of a REMIC Pool, if the Disqualified organization is required, pursuant to a binding contract, to sell such Residual Certificate, which sale occurs within seven days after the Startup Days, a tax would be imposed in an amount equal to the product of (i) the present value of the total anticipated excess inclusions with respect to such Residual Certificate for periods after the transfer and (ii) the highest marginal federal income tax rate applicable to corporations. The REMIC Regulations provide that the anticipated excess inclusions are based on actual prepayment experience to the date of the transfer and projected payments based on the Prepayment Assumption. The present value rate equals the applicable Federal rate under Code Section 1274(d) as of the date of the transfer for a term ending with the last calendar quarter in which excess inclusions are expected to accrue. Such a tax generally would be imposed on the transferor of the Residual Certificate, except that where such transfer is through an agent (including a broker, nominee or other middleman) for a Disqualified Organization, the tax would instead be imposed on such agent. However, a transferor of a Residual Certificate would in no event be liable for such tax with respect to a transfer if the transferee furnishes to the transferor an affidavit that the transferee is not a Disqualified Organization and, as of the time of the transfer, the transferor does not have actual knowledge that such affidavit is false. The tax also may be waived by the Treasury Department if the Disqualified Organization promptly disposes of the residual interest and the transferor pays income tax at the highest corporate rate on the excess inclusions for the period the Residual Certificate is actually held by the Disqualified Organization.

     In addition, if a "Pass-Through Entity" (as defined below) has excess inclusion income with respect to a Residual Certificate during a taxable year and a Disqualified Organization is the record holder of an equity interest in such entity, then a tax is imposed on such entity equal to the product of (i) the amount of excess inclusions on the Residual Certificate that are allocable to the interest in the Pass-Through Entity during the period such interest is held by such Disqualified Organization, and (ii) the highest marginal federal corporate income tax rate. Such tax would be deductible from the ordinary gross income of the Pass-Through Entity for the taxable year. The Pass-Through Entity would not be liable for such tax if it has received an affidavit from such record holder that it is not a Disqualified Organization or stating such holder's taxpayer identification number and, during the period such person is the record holder of the Residual Certificate, the Pass-Through Entity does not have actual knowledge that such affidavit is false.

     For these purposes, (i) "Disqualified Organization" means the United States, any state or political subdivision thereof, any foreign government, any international organization, any agency or instrumentality of any of the foregoing (provided, that such term does not include an instrumentality if all of its activities are subject to tax and, except in the case of the Federal Home Loan Mortgage Corporation, a majority of its board of directors is not selected by any such governmental entity), any cooperative organization furnishing electric energy or providing telephone service to persons in rural areas as described in Code Section 1381(a)(2)(C), and any organization (other than a farmers' cooperative described in Code Section 521) that is exempt from taxation under



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

the Code unless such organization is subject to the tax on unrelated business income imposed by Code Section 511, and (ii) "Pass-Through Entity" means any regulated investment company, real estate investment trust, common trust fund, partnership, trust or estate and certain corporations operating on a cooperative basis. Except as may be provided in Treasury regulations, any person holding an interest in a Pass-Through Entity as a nominee for another will, with respect to such interest, be treated as a Pass-Through Entity.

     The Pooling and Servicing Agreement with respect to a series of Certificates will provide that no legal or beneficial interest in a Residual Certificate may be transferred unless (i) the proposed transferee provides to the transferor and the Trustee an affidavit providing its taxpayer identification number and stating that such transferee is the beneficial owner of the Residual Certificate, is not a Disqualified Organization and is not purchasing such Residual Certificates on behalf of a Disqualified Organization (i.e., as a broker, nominee or middleman thereof), and (ii) the transferor provides a statement in writing to the Depositor and the Trustee that it has no actual knowledge that such affidavit is false. Moreover, the Pooling and Servicing Agreement will provide that any attempted or purported transfer in violation of these transfer restrictions will be null and void and will vest no rights in any purported transferee. Each Residual Certificate with respect to a series will bear a legend referring to such restrictions on transfer, and each Residual Certificateholder will be deemed to have agreed, as a condition of ownership thereof, to any amendments to the related Pooling and Servicing Agreement required under the Code or applicable Treasury regulations to effectuate the foregoing restrictions. Information necessary to compute an applicable excise tax must be furnished to the Service and to the requesting party within 60 days of the request, and the Depositor or the Trustee may charge a fee for computing and providing such information.

     Noneconomic Residual Interests. The REMIC Regulations would disregard certain transfers of Residual Certificates, in which case the transferor would continue to be treated as the owner of the Residual Certificates and thus would continue to be subject to tax on its allocable portion of the net income of the REMIC Pool. Under the REMIC Regulations, a transfer of a "noneconomic residual interest" (as defined below) to a Residual Certificateholder (other than a Residual Certificateholder who is not a U.S. Person, as defined below under "Foreign Investors") is disregarded for all federal income tax purposes if a significant purpose of the transferor is to impede the assessment or collection of tax. A residual interest in a REMIC (including a residual interest with a positive value at issuance) is a "noneconomic residual interest" unless, at the time of the transfer, (i) the present value of the expected future distributions on the residual interest at least equals the product of the present value of the anticipated excess inclusions and the highest corporate income tax rate in effect for the year in which the transfer occurs, and (ii) the transferor reasonably expects that the transferee will receive distributions from the REMIC at or after the time at which taxes accrue on the anticipated excess inclusions in an amount sufficient to satisfy the accrued taxes. The anticipated excess inclusions and the present value rate are determined in the same manner as set forth above under "Disqualified Organizations". The REMIC Regulations explain that a significant purpose to impede the assessment or collection of tax exists if the transferor, at the time of the transfer, either knew or should have known that the transferee would be unwilling or unable to pay taxes due on its share of the taxable income of the REMIC. A safe harbor is provided if (i) the transferor conducted, at the time of the transfer, a reasonable investigation of the financial




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

condition of the transferee and found that the transferee historically had paid its debts as they came due and found no significant evidence to indicate that the transferee would not continue to pay its debts as they came due in the future, and (ii) the transferee represents to the transferor that it understands that, as the holder of the noneconomic residual interest, the transferee may incur tax liabilities in excess of cash flows generated by the interest and that the transferee intends to pay taxes associated with holding the residual interest as they become due. The Pooling and Servicing Agreement with respect to each series of Certificates will require the transferee of a Residual Certificate to certify to the matters in the preceding sentence as part of the affidavit described above under the heading "Disqualified Organizations". The transferor must have no actual knowledge or reason to know that such statements are false.

     Foreign Investors. The REMIC Regulations provide that the transfer of a Residual Certificate that has "tax avoidance potential" to a "foreign person" will be disregarded for all federal tax purposes. This rule appears intended to apply to a transferee who is not a "U.S. Person" (as defined below), unless such transferee's income is effectively connected with the conduct of a trade or business within the United States or not otherwise subject to a withholding tax. A Residual Certificate is deemed to have tax avoidance potential unless, at the time of the transfer, (i) the future value of expected distributions equals at least 30% of the anticipated excess inclusions after the transfer, and (ii) the transferor reasonably expects that the transferee will receive sufficient distributions from the REMIC Pool at or after the time at which the excess inclusions accrue and prior to the end of the next succeeding taxable year for the accumulated withholding tax liability to be paid. If the non-U.S. Person transfers the Residual Certificate back to a U.S. Person, the transfer will be disregarded and the foreign transferor will continue to be treated as the owner unless arrangements are made so that the transfer does not have the effect of allowing the transferor to avoid tax on accrued excess inclusions.

     The Prospectus Supplement relating to a series of Certificates may provide that a Residual Certificate may not be purchased by or transferred to any person that is not a U.S. Person or may describe the circumstances and restrictions pursuant to which such a transfer may be made. The term "U.S. Person" means a citizen or resident of the United States, a corporation, partnership or other entity created or organized in or under the laws of the United States or any State, an estate that is subject to United States federal income tax regardless of the source of its income or a trust if a court within the United States is able to exercise primary supervision over the administration of such trust, and one or more United States persons have the authority to control all substantial decisions of such trust.

   Sale or Exchange of a Residual Certificate

     Upon the sale or exchange of a Residual Certificate, the Residual Certificateholder will recognize gain or loss equal to the excess, if any, of the amount realized over the adjusted basis (as described above under "Taxation of Residual Certificates--Basis and Losses") of such Residual Certificateholder in such Residual Certificate at the time of the sale or exchange. In addition to reporting the taxable income of the REMIC Pool, a Residual Certificateholder will have taxable income to the extent that any cash distribution to it from the REMIC Pool exceeds such adjusted



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basis on that Distribution Date. Such income will be treated as gain from the sale or exchange of the Residual Certificate. It is possible that the termination of the REMIC Pool may be treated as a sale or exchange of a Residual Certificateholder's Residual Certificate, in which case, if the Residual Certificateholder has an adjusted basis in such Residual Certificateholder's Residual Certificate remaining when its interest in the REMIC Pool terminates, and if such Residual Certificateholder holds such Residual Certificate as a capital asset under Code Section 1221, then such Residual Certificateholder will recognize a capital loss at that time in the amount of such remaining adjusted basis.

     Any gain on the sale of a Residual Certificate will be treated as ordinary income (i) if a Residual Certificate is held as part of a "conversion transaction" as defined in Code Section 1258(c), up to the amount of interest that would have accrued on the Residual Certificateholder's net investment in the conversion transaction at 120% of the appropriate applicable Federal rate in effect at the time the taxpayer entered into the transaction minus any amount previously treated as ordinary income with respect to any prior disposition of property that was held as a part of such transaction or (ii) in the case of a non-corporate taxpayer, to the extent such taxpayer has made an election under Code Section 163(d)(4) to have net capital gains taxed as investment income at ordinary income rates. In addition, gain or loss recognized from the sale of a Residual Certificate by certain banks or thrift institutions will be treated as ordinary income or loss pursuant to Code
Section 582(c).

     The Conference Committee Report to the 1986 Act provides that, except as provided in Treasury regulations yet to be issued, the wash sale rules of Code
Section 1091 will apply to dispositions of Residual Certificates where the seller of the Residual Certificate, during the period beginning six months before the sale or disposition of the Residual Certificate and ending six months after such sale or disposition, acquires (or enters into any other transaction that results in the application of Section 1091) any residual interest in any REMIC or any interest in a "taxable mortgage pool" (such as a non-REMIC owner trust) that is economically comparable to a Residual Certificate.

   Mark to Market Regulations

     The Service has issued regulations (the "Mark to Market Regulations") under Code Section 475 relating to the requirement that a securities dealer mark to market securities held for sale to customers. This mark-to-market requirement applies to all securities of a dealer, except to the extent that the dealer has specifically identified a security as held for investment. The Mark to Market Regulations provide that, for purposes of this mark-to-market requirement, a Residual Certificate is not treated as a security and thus may not be marked to market.

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

TAXES THAT MAY BE IMPOSED ON THE REMIC POOL

   Prohibited Transactions

     Income from certain transactions by the REMIC Pool, called prohibited transactions, will not be part of the calculation of income or loss includible in the federal income tax returns of Residual Certificateholders, but rather will be taxed directly to the REMIC Pool at a 100% rate. Prohibited transactions generally include (i) the disposition of a qualified mortgage other than pursuant to a (a) substitution within two years of the Startup Day for a defective (including a defaulted) obligation (or repurchase in lieu of substitution of a defective (including a defaulted) obligation at any time) or for any qualified mortgage within three months of the Startup Day, (b) foreclosure, default or imminent default of a qualified mortgage, (c) bankruptcy or insolvency of the REMIC Pool or (d) qualified (complete) liquidation, (ii) the receipt of income from assets that are not the type of mortgages or investments that the REMIC Pool is permitted to hold, (iii) the receipt of compensation for services or (iv) the receipt of gain from disposition of cash flow investments other than pursuant to a qualified liquidation. Notwithstanding (i) and (iv), it is not a prohibited transaction to sell REMIC Pool property to prevent a default on Regular Certificates as a result of a default on qualified mortgages or to facilitate a clean-up call (generally, an optional termination to save administrative costs when no more than a small percentage of the Certificates is outstanding). The REMIC Regulations indicate that the modification of a Mortgage Loan generally will not be treated as a disposition if it is occasioned by a default or reasonably foreseeable default, an assumption of the Mortgage Loan, the waiver of a due-on-sale or due-on-encumbrance clause or the conversion of an interest rate by a mortgagor pursuant to the terms of a convertible adjustable rate Mortgage Loan.

   Contributions to the REMIC Pool After the Startup Day

     In general, the REMIC Pool will be subject to a tax at a 100% rate on the value of any property contributed to the REMIC Pool after the Startup Day. Exceptions are provided for cash contributions to the REMIC Pool (i) during the three months following the Startup Day, (ii) made to a qualified reserve fund by a Residual Certificateholder, (iii) in the nature of a guarantee, (iv) made to facilitate a qualified liquidation or clean-up call and (v) as otherwise permitted in Treasury regulations yet to be issued.

   Net Income from Foreclosure Property

     The REMIC Pool will be subject to federal income tax at the highest corporate rate on "net income from foreclosure property", determined by reference to the rules applicable to real estate investment trusts. Generally, property acquired by deed in lieu of foreclosure would be treated as "foreclosure property" for a period of two years, with possible extensions of up to an additional four years. Net income from foreclosure property generally means gain from the sale of a foreclosure property that is inventory property and gross income from foreclosure property other than qualifying rents and other qualifying income for a real estate investment trust.

     It is not anticipated that the REMIC Pool will receive income or contributions subject to tax under the preceding three paragraphs, except as described in the applicable Prospectus

Supplement with respect to net income from foreclosure property on a commercial or multifamily residential property that secured a Mortgage Loan. In addition, unless otherwise disclosed in the applicable Prospectus Supplement, it is not anticipated that any material state income or franchise tax will be imposed on a REMIC Pool.

LIQUIDATION OF THE REMIC POOL

     If a REMIC Pool adopts a plan of complete liquidation, within the meaning of Code Section 860F(a)(4)(A)(i), which may be accomplished by designating in the REMIC Pool's final tax return a date on which such adoption is deemed to occur, and sells all of its assets (other than cash) within a 90-day period beginning on the date of the adoption of the plan of liquidation, the REMIC Pool will not be subject to the prohibited transaction rules on the sale of its assets, provided that the REMIC Pool credits or distributes in liquidation all of the sale proceeds plus its cash (other than amounts retained to meet claims) to holders of Regular Certificates and Residual Certificateholders within the 90-day period.

ADMINISTRATIVE MATTERS

     The REMIC Pool will be required to maintain its books on a calendar year basis and to file federal income tax returns for federal income tax purposes in a manner similar to a partnership. The form for such income tax return is Form 1066, U.S. Real Estate Mortgage Investment Conduit Income Tax Return. The Trustee will be required to sign the REMIC Pool's returns. Treasury regulations provide that, except where there is a single Residual Certificateholder for an entire taxable year, the REMIC Pool will be subject to the procedural and administrative rules of the Code applicable to partnerships, including the determination by the Service of any adjustments to, among other things, items of REMIC income, gain, loss, deduction or credit in a unified administrative proceeding. The Residual Certificateholder owning the largest percentage interest in the Residual Certificates will be obligated to act as "tax matters person", as defined in applicable Treasury regulations, with respect to the REMIC Pool. Each Residual Certificateholder will be deemed, by acceptance of such Residual Certificates, to have agreed (i) to the appointment of the tax matters person as provided in the preceding sentence and (ii) to the irrevocable designation of the Master Servicer as agent for performing the functions of the tax matters person.

LIMITATIONS ON DEDUCTION OF CERTAIN EXPENSES

     An investor who is an individual, estate or trust will be subject to limitation with respect to certain itemized deductions described in Code
Section 67, to the extent that such itemized deductions, in the aggregate, do not exceed 2% of the investor's adjusted gross income. In addition, Code
Section 68 provides that itemized deductions otherwise allowable for a taxable year of an individual taxpayer will be reduced by the lesser of (i) 3% of the excess, if any, of adjusted gross income over $124,500 for the taxable year beginning in 1998 ($62,250 in the case of a married individual filing a separate return) (subject to adjustments for inflation in subsequent years) or
(ii) 80% of the amount of itemized deductions otherwise allowable for such year. In the case of a REMIC Pool, such deductions may include deductions under Code Section 212 for the servicing fee


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

and all administrative and other expenses relating to the REMIC Pool, or any similar expenses allocated to the REMIC Pool with respect to a regular interest it holds in another REMIC. Such investors who hold REMIC Certificates either directly or indirectly through certain pass-through entities may have their pro rata share of such expenses allocated to them as additional gross income, but may be subject to such limitation on deductions. In addition, such expenses are not deductible at all for purposes of computing the alternative minimum tax, and may cause such investors to be subject to significant additional tax liability. Temporary Treasury regulations provide that the additional gross income and corresponding amount of expenses generally are to be allocated entirely to the holders of Residual Certificates in the case of a REMIC Pool that would not qualify as a fixed investment trust in the absence of a REMIC election. However, such additional gross income and limitation on deductions will apply to the allocable portion of such expenses to holders of Regular Certificates, as well as holders of Residual Certificates, where such Regular Certificates are issued in a manner that is similar to pass-through certificates in a fixed investment trust. In general, such allocable portion will be determined based on the ratio that a REMIC Certificateholder's income, determined on a daily basis, bears to the income of all holders of Regular Certificates and Residual Certificates with respect to a REMIC Pool. As a result, individuals, estates or trusts holding REMIC Certificates (either directly or indirectly through a grantor trust, partnership, S corporation, REMIC, or certain other pass-through entities described in the foregoing temporary Treasury regulations) may have taxable income in excess of the interest income at the pass-through rate on Regular Certificates that are issued in a single Class or otherwise consistently with fixed investment trust status or in excess of cash distributions for the related period on Residual Certificates. Unless otherwise indicated in the applicable Prospectus Supplement, all such expenses will be allocable to the Residual Certificates.

TAXATION OF CERTAIN FOREIGN INVESTORS

   Regular Certificates

     Interest, including original issue discount, distributable to Regular Certificateholders who are non-resident aliens, foreign corporations, or other Non-U.S. Persons (as defined below), will be considered "portfolio interest" and, therefore, generally will not be subject to 30% United States withholding tax, provided that such Non-U.S. Person (i) is not a "10-percent shareholder" within the meaning of Code Section 871(h)(3)(B) or a controlled foreign corporation described in Code Section 881(c)(3)(C) and (ii) provides the Trustee, or the person who would otherwise be required to withhold tax from such distributions under Code Section 1441 or 1442, with an appropriate statement, signed under penalties of perjury, identifying the beneficial owner and stating, among other things, that the beneficial owner of the Regular Certificate is a Non-U.S. Person. If such statement, or any other required statement, is not provided, 30% withholding will apply unless reduced or eliminated pursuant to an applicable tax treaty or unless the interest on the Regular Certificate is effectively connected with the conduct of a trade or business within the United States by such Non-U.S. Person. In the latter case, such Non-U.S. Person will be subject to United States federal income tax at regular rates. Prepayment Premiums distributable to Regular Certificateholders who are Non-U.S. Persons may be subject to 30% United States withholding tax. Investors who are Non-U.S. Persons should consult their own tax advisors regarding the specific tax consequences to


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them of owning a Regular Certificate. The term "Non-U.S. Person" means any person who is not a U.S. Person.

   Residual Certificates

     The Conference Committee Report to the 1986 Act indicates that amounts paid to Residual Certificateholders who are Non-U.S. Persons are treated as interest for purposes of the 30% (or lower treaty rate) United States withholding tax. Treasury regulations provide that amounts distributed to Residual Certificateholders may qualify as "portfolio interest", subject to the conditions described in "Regular Certificates" above, but only to the extent that (i) the Mortgage Loans (including mortgage loans underlying MBS) were issued after July 18, 1984 and (ii) the Trust Fund or segregated pool of assets therein (as to which a separate REMIC election will be made), to which the Residual Certificate relates, consists of obligations issued in "registered form" within the meaning of Code Section 163(f)(1). Generally, whole mortgage loans will not be, but MBS and regular interests in another REMIC Pool will be, considered obligations issued in registered form. Furthermore, a Residual Certificateholder will not be entitled to any exemption from the 30% withholding tax (or lower treaty rate) to the extent of that portion of REMIC taxable income that constitutes an "excess inclusion". See "Taxation of Residual Certificates--Limitations on Offset or Exemption of REMIC Income". If the amounts paid to Residual Certificateholders who are Non-U.S. Persons are effectively connected with the conduct of a trade or business within the United States by such Non-U.S. Persons, 30% (or lower treaty rate) withholding will not apply. Instead, the amounts paid to such Non-U.S. Persons will be subject to United States federal income tax at regular rates. If 30% (or lower treaty rate) withholding is applicable, such amounts generally will be taken into account for purposes of withholding only when paid or otherwise distributed (or when the Residual Certificate is disposed of) under rules similar to withholding upon disposition of debt instruments that have original issue discount. See "Tax-Related Restrictions on Transfer of Residual Certificates--Foreign Investors" above concerning the disregard of certain transfers having "tax avoidance potential". Investors who are Non-U.S. Persons should consult their own tax advisors regarding the specific tax consequences to them of owning Residual Certificates.

BACKUP WITHHOLDING

     Distributions made on the Regular Certificates, and proceeds from the sale of the Regular Certificates to or through certain brokers, may be subject to a "backup" withholding tax under Code Section 3406 of 31% on "reportable payments" (including interest distributions, original issue discount, and, under certain circumstances, principal distributions) unless the Regular Certificateholder complies with certain reporting and/or certification procedures, including the provision of its taxpayer identification number to the Trustee, its agent or the broker who effected the sale of the Regular Certificate, or such Certificateholder is otherwise an exempt recipient under applicable provisions of the Code. Any amounts to be withheld from distribution on the Regular Certificates would be refunded by the Service or allowed as a credit against the Regular Certificateholder's federal income tax liability.

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REPORTING REQUIREMENTS

     Reports of accrued interest, original issue discount and information necessary to compute the accrual of any market discount on the Regular Certificates will be made annually to the Service and to individuals, estates, non-exempt and non-charitable trusts, and partnerships who are either holders of record of Regular Certificates or beneficial owners who own Regular Certificates through a broker or middleman as nominee. All brokers, nominees and all other non-exempt holders of record of Regular Certificates (including corporations, non-calendar year taxpayers, securities or commodities dealers, real estate investment trusts, investment companies, common trust funds, thrift institutions and charitable trusts) may request such information for any calendar quarter by telephone or in writing by contacting the person designated in Service Publication 938 with respect to a particular series of Regular Certificates. Holders through nominees must request such information from the nominee.

     The Service's Form 1066 has an accompanying Schedule Q, Quarterly Notice to Residual Interest Holders of REMIC Taxable Income or Net Loss Allocation. Treasury regulations require that Schedule Q be furnished by the REMIC Pool to each Residual Certificateholder by the end of the month following the close of each calendar quarter (41 days after the end of a quarter under proposed Treasury regulations) in which the REMIC Pool is in existence.

     Treasury regulations require that, in addition to the foregoing requirements, information must be furnished quarterly to Residual Certificateholders, furnished annually, if applicable, to holders of Regular Certificates, and filed annually with the Service concerning Code Section 67 expenses (see "Limitations on Deduction of Certain Expenses" above) allocable to such holders. Furthermore, under such regulations, information must be furnished quarterly to Residual Certificateholders, furnished annually to holders of Regular Certificates, and filed annually with the Service concerning the percentage of the REMIC Pool's assets meeting the qualified asset tests described above under "Status of REMIC Certificates".

FEDERAL INCOME TAX CONSEQUENCES FOR CERTIFICATES AS TO WHICH NO REMIC ELECTION IS MADE

   STANDARD CERTIFICATES

   General

     In the event that no election is made to treat a Trust Fund (or a segregated pool of assets therein) with respect to a series of Certificates that are not designated as "Stripped Certificates", as described below, as a REMIC or FASIT (Certificates of such a series hereinafter referred to as "Standard Certificates"), the Trust Fund will be Classified as a grantor trust under subpart E, Part 1 of subchapter J of the Code and not as an association taxable as a corporation or a "taxable mortgage pool" within the meaning of Code Section 7701(i). Where there is no fixed retained yield with respect to the Mortgage Loans underlying the Standard Certificates, the holder of each such Standard Certificate (a "Standard Certificateholder") in such series will be treated as



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the owner of a pro rata undivided interest in the ordinary income and corpus portions of the Trust Fund represented by its Standard Certificate and will be considered the beneficial owner of a pro rata undivided interest in each of the Mortgage Loans, subject to the discussion below under "Recharacterization of Servicing Fees". Accordingly, the holder of a Standard Certificate of a particular series will be required to report on its federal income tax return its pro rata share of the entire income from the Mortgage Loans represented by its Standard Certificate, including interest at the coupon rate on such Mortgage Loans, original issue discount (if any), prepayment fees, assumption fees, and late payment charges received by the Master Servicer, in accordance with such Standard Certificateholder's method of accounting. A Standard Certificateholder generally will be able to deduct its share of the servicing fee and all administrative and other expenses of the Trust Fund in accordance with its method of accounting, provided that such amounts are reasonable compensation for services rendered to that Trust Fund. However, investors who are individuals, estates or trusts who own Standard Certificates, either directly or indirectly through certain pass-through entities, will be subject to limitation with respect to certain itemized deductions described in Code
Section 67, including deductions under Code Section 212 for the servicing fee and all such administrative and other expenses of the Trust Fund, to the extent that such deductions, in the aggregate, do not exceed two percent of an investor's adjusted gross income. In addition, Code Section 68 provides that itemized deductions otherwise allowable for a taxable year of an individual taxpayer will be reduced by the lesser of (i) 3% of the excess, if any, of adjusted gross income over $124,500 for the taxable year beginning in 1998 ($62,250 in the case of a married individual filing a separate return) (subject to adjustments for inflation in subsequent years), or (ii) 80% of the amount of itemized deductions otherwise allowable for such year. As a result, such investors holding Standard Certificates, directly or indirectly through a pass-through entity, may have aggregate taxable income in excess of the aggregate amount of cash received on such Standard Certificates with respect to interest at the pass-through rate on such Standard Certificates. In addition, such expenses are not deductible at all for purposes of computing the alternative minimum tax, and may cause such investors to be subject to significant additional tax liability. Moreover, where there is fixed retained yield with respect to the Mortgage Loans underlying a series of Standard Certificates or where the servicing fee is in excess of reasonable servicing compensation, the transaction will be subject to the application of the "stripped bond" and "stripped coupon" rules of the Code, as described below under "Stripped Certificates" and "Recharacterization of Servicing Fees", respectively.

   Tax Status

     Standard Certificates will have the following status for federal income tax purposes:

     1. A Standard Certificate owned by a "domestic building and loan association" within the meaning of Code Section 7701(a)(19) will be considered to represent "loans ... secured by an interest in real property which is ... residential real property" within the meaning of Code Section 7701(a)(19)(C)(v), provided that the real property securing the Mortgage Loans represented by that Standard Certificate is of the type described in such section of the Code.



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     2. A Standard Certificate owned by a real estate investment trust will be considered to represent "real estate assets" within the meaning of Code Section 856(c)(4)(A) to the extent that the assets of the related Trust Fund consist of qualified assets, and interest income on such assets will be considered "interest on obligations secured by mortgages on real property" to such extent within the meaning of Code Section 856(c)(3)(B).

     3. A Standard Certificate owned by a REMIC will be considered to represent an "obligation . . . which is principally secured by an interest in real property" within the meaning of Code Section 860G(a)(3)(A) to the extent that the assets of the related Trust Fund consist of "qualified mortgages" within the meaning of Code Section 860G(a)(3).

   Premium and Discount

     Standard Certificateholders are advised to consult with their tax advisors as to the federal income tax treatment of premium and discount arising either upon initial acquisition of Standard Certificates or thereafter.

     Premium. The treatment of premium incurred upon the purchase of a Standard Certificate will be determined generally as described above under "Certain Federal Income Tax Consequences for REMIC Certificates--Taxation of Residual Certificates--Treatment of Certain Items of REMIC Income and Expense--Premium".

     Original Issue Discount. The original issue discount rules will be applicable to a Standard Certificateholder's interest in those Mortgage Loans as to which the conditions for the application of those sections are met. Rules regarding periodic inclusion of original issue discount income are applicable to mortgages of corporations originated after May 27, 1969, mortgages of noncorporate mortgagors (other than individuals) originated after July 1, 1982, and mortgages of individuals originated after March 2, 1984. Under the OID Regulations, such original issue discount could arise by the charging of points by the originator of the mortgages in an amount greater than a statutory de minimis exception, including a payment of points currently deductible by the borrower under applicable Code provisions or, under certain circumstances, by the presence of "teaser rates" on the Mortgage Loans.

     Original issue discount must generally be reported as ordinary gross income as it accrues under a constant interest method that takes into account the compounding of interest, in advance of the cash attributable to such income. Unless indicated otherwise in the applicable Prospectus Supplement, no prepayment assumption will be assumed for purposes of such accrual. However, Code Section 1272 provides for a reduction in the amount of original issue discount includible in the income of a holder of an obligation that acquires the obligation after its initial issuance at a price greater than the sum of the original issue price and the previously accrued original issue discount, less prior payments of principal. Accordingly, if such Mortgage Loans acquired by a Standard Certificateholder are purchased at a price equal to the then unpaid principal amount of such Mortgage Loans, no original issue discount attributable to the difference between the issue price




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and the original principal amount of such Mortgage Loans (i.e., points) will be includible by such holder.

     Market Discount. Standard Certificateholders also will be subject to the market discount rules to the extent that the conditions for application of those sections are met. Market discount on the Mortgage Loans will be determined and will be reported as ordinary income generally in the manner described above under "Certain Federal Income Tax Consequences for REMIC Certificates--Taxation of Regular Certificates--Market Discount", except that the ratable accrual methods described therein will not apply and it is unclear whether a Prepayment Assumption would apply. Rather, the holder will accrue market discount pro rata over the life of the Mortgage Loans, unless the constant yield method is elected. Unless indicated otherwise in the applicable Prospectus Supplement, no prepayment assumption will be assumed for purposes of such accrual.

     Recharacterization of Servicing Fees. If the servicing fee paid to the Master Servicer were deemed to exceed reasonable servicing compensation, the amount of such excess would represent neither income nor a deduction to Certificateholders. In this regard, there are no authoritative guidelines for federal income tax purposes as to either the maximum amount of servicing compensation that may be considered reasonable in the context of this or similar transactions or whether, in the case of the Standard Certificate, the reasonableness of servicing compensation should be determined on a weighted average or loan-by-loan basis. If a loan-by-loan basis is appropriate, the likelihood that such amount would exceed reasonable servicing compensation as to some of the Mortgage Loans would be increased. Service guidance indicates that a servicing fee in excess of reasonable compensation ("excess servicing") will cause the Mortgage Loans to be treated under the "stripped bond" rules. Such guidance provides safe harbors for servicing deemed to be reasonable and requires taxpayers to demonstrate that the value of servicing fees in excess of such amounts is not greater than the value of the services provided.

     Accordingly, if the Service's approach is upheld, a servicer who receives a servicing fee in excess of such amounts would be viewed as retaining an ownership interest in a portion of the interest payments on the Mortgage Loans. Under the rules of Code Section 1286, the separation of ownership of the right to receive some or all of the interest payments on an obligation from the right to receive some or all of the principal payments on the obligation would result in treatment of such Mortgage Loans as "stripped coupons" and "stripped bonds". Subject to the de minimis rule discussed below under "-Stripped Certificates", each stripped bond or stripped coupon could be considered for this purpose as a non-interest bearing obligation issued on the date of issue of the Standard Certificates, and the original issue discount rules of the Code would apply to the holder thereof. While Standard Certificateholders would still be treated as owners of beneficial interests in a grantor trust for federal income tax purposes, the corpus of such trust could be viewed as excluding the portion of the Mortgage Loans the ownership of which is attributed to the Master Servicer, or as including such portion as a second Class of equitable interest. Applicable Treasury regulations treat such an arrangement as a fixed investment trust, since the multiple Classes of trust interests should be treated as merely facilitating direct investments in the trust assets and the existence of multiple Classes of ownership interests is incidental to that purpose. In general, such a recharacterization should not have any significant effect upon the timing or amount of income reported by a Standard Certificateholder, except that the income


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reported by a cash method holder may be slightly accelerated. See "Stripped
Certificates" below for a further description of the federal income tax treatment of stripped bonds and stripped coupons.

     Sale or Exchange of Standard Certificates. Upon sale or exchange of a Standard Certificate, a Standard Certificateholder will recognize gain or loss equal to the difference between the amount realized on the sale and its aggregate adjusted basis in the Mortgage Loans and the other assets represented by the Standard Certificate. In general, the aggregate adjusted basis will equal the Standard Certificateholder's cost for the Standard Certificate, increased by the amount of any income previously reported with respect to the Standard Certificate and decreased by the amount of any losses previously reported with respect to the Standard Certificate and the amount of any distributions received thereon. Except as provided above with respect to market discount on any Mortgage Loans, and except for certain financial institutions subject to the provisions of Code Section 582(c), any such gain or loss would be capital gain or loss if the Standard Certificate was held as a capital asset. However, gain on the sale of a Standard Certificate will be treated as ordinary income (i) if a Standard Certificate is held as part of a "conversion transaction" as defined in Code Section 1258(c), up to the amount of interest that would have accrued on the Standard Certificateholder's net investment in the conversion transaction at 120% of the appropriate applicable Federal rate in effect at the time the taxpayer entered into the transaction minus any amount previously treated as ordinary income with respect to any prior disposition of property that was held as a part of such transaction or (ii) in the case of a non-corporate taxpayer, to the extent such taxpayer has made an election under Code Section 163(d)(4) to have net capital gains taxed as investment income at ordinary income rates. Capital gains of certain non-corporate taxpayers are subject to a lower maximum tax rate (20%) than ordinary income of such taxpayers (39.6%) for property held for more than one year. The maximum tax rate for corporations is the same with respect to both ordinary income and capital gains.

   STRIPPED CERTIFICATES

   General

     Pursuant to Code Section 1286, the separation of ownership of the right to receive some or all of the principal payments on an obligation from ownership of the right to receive some or all of the interest payments results in the creation of "stripped bonds" with respect to principal payments and "stripped coupons" with respect to interest payments. For purposes of this discussion, Certificates that are subject to those rules will be referred to as "Stripped Certificates". Stripped Certificates include "Stripped Interest Certificates" and "Stripped Principal Certificates" (as defined in this Prospectus) as to which no REMIC election is made.

     The Certificates will be subject to those rules if (i) the Depositor or any of its affiliates retains (for its own account or for purposes of resale), in the form of fixed retained yield or otherwise, an ownership interest in a portion of the payments on the Mortgage Loans, (ii) the Master Servicer is treated as having an ownership interest in the Mortgage Loans to the extent it is paid (or retains) servicing compensation in an amount greater than reasonable consideration for ser-


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vicing the Mortgage Loans (see "Standard Certificates--Recharacterization of
Servicing Fees" above) and (iii) Certificates are issued in two or more Classes or subClasses representing the right to non-pro-rata percentages of the interest and principal payments on the Mortgage Loans.

     In general, a holder of a Stripped Certificate will be considered to own "stripped bonds" with respect to its pro rata share of all or a portion of the principal payments on each Mortgage Loan and/or "stripped coupons" with respect to its pro rata share of all or a portion of the interest payments on each Mortgage Loan, including the Stripped Certificate's allocable share of the servicing fees paid to the Master Servicer, to the extent that such fees represent reasonable compensation for services rendered. See discussion above under "Standard Certificates--Recharacterization of Servicing Fees". Although not free from doubt, for purposes of reporting to Stripped Certificateholders, the servicing fees will be allocated to the Stripped Certificates in proportion to the respective entitlements to distributions of each Class (or subClass) of Stripped Certificates for the related period or periods. The holder of a Stripped Certificate generally will be entitled to a deduction each year in respect of the servicing fees, as described above under "Standard Certificates--General", subject to the limitation described therein.

     Code Section 1286 treats a stripped bond or a stripped coupon as an obligation issued at an original issue discount on the date that such stripped interest is purchased. Although the treatment of Stripped Certificates for federal income tax purposes is not clear in certain respects at this time, particularly where such Stripped Certificates are issued with respect to a Mortgage Pool containing variable-rate Mortgage Loans, the Depositor has been advised by counsel that (i) the Trust Fund will be treated as a grantor trust under subpart E, Part 1 of subchapter J of the Code and not as an association taxable as a corporation or a "taxable mortgage pool" within the meaning of Code Section 7701(i), and (ii) each Stripped Certificate should be treated as a single installment obligation for purposes of calculating original issue discount and gain or loss on disposition. This treatment is based on the interrelationship of Code Section 1286, Code Sections 1272 through 1275, and the OID Regulations. While under Code Section 1286 computations with respect to Stripped Certificates arguably should be made in one of the ways described below under "Taxation of Stripped Certificates--Possible Alternative Characterizations", the OID Regulations state, in general, that two or more debt instruments issued by a single issuer to a single investor in a single transaction should be treated as a single debt instrument for original issue discount purposes. The Pooling and Servicing Agreement requires that the Trustee make and report all computations described below using this aggregate approach, unless substantial legal authority requires otherwise.

     Furthermore, Treasury regulations issued December 28, 1992 assume that a Stripped Certificate will be treated as a single debt instrument issued on the date it is purchased for purposes of calculating any original issue discount and that the interest component of such a Stripped Certificate would be treated as qualified stated interest under the OID Regulations. Further pursuant to these final regulations the purchaser of such a Stripped Certificate will be required to account for any discount as market discount rather than original issue discount unless either (i) the initial discount with respect to the Stripped Certificate was treated as zero under the de minimis rule of Code
Section 1273(a)(3), or (ii) no more than 100 basis points in excess of reasonable servicing is stripped off the related Mortgage Loans. Any such market discount would be reportable as described


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under "Certain Federal Income Tax Consequences for REMIC Certificates--Taxation
of Regular Certificates--Market Discount", without regard to the de minimis rule therein, assuming that a prepayment assumption is employed in such computation.

   Status of Stripped Certificates

     No specific legal authority exists as to whether the character of the Stripped Certificates, for federal income tax purposes, will be the same as that of the Mortgage Loans. Although the issue is not free from doubt, counsel has advised the Depositor that Stripped Certificates owned by applicable holders should be considered to represent "real estate assets" within the meaning of Code Section 856(c)(4)(A), "obligation[s] principally secured by an interest in real property" within the meaning of Code Section 860G(a)(3)(A), and "loans . . . secured by an interest in real property which is . . . residential real property" within the meaning of Code Section 7701(a)(19)(C)(v), and interest (including original issue discount) income attributable to Stripped Certificates should be considered to represent "interest on obligations secured by mortgages on real property" within the meaning of Code Section 856(c)(3)(B), provided that in each case the Mortgage Loans and interest on such Mortgage Loans qualify for such treatment.

   Taxation of Stripped Certificates

     Original Issue Discount. Except as described above under "General", each Stripped Certificate will be considered to have been issued at an original issue discount for federal income tax purposes. Original issue discount with respect to a Stripped Certificate must be included in ordinary income as it accrues, in accordance with a constant interest method that takes into account the compounding of interest, which may be prior to the receipt of the cash attributable to such income. Based in part on the OID Regulations and the amendments to the original issue discount sections of the Code made by the 1986 Act, the amount of original issue discount required to be included in the income of a holder of a Stripped Certificate (referred to in this discussion as a "Stripped Certificateholder") in any taxable year likely will be computed generally as described above under "Federal Income Tax Consequences for REMIC Certificates--Taxation of Regular Certificates--Original Issue Discount" and "-Variable Rate Regular Certificates". However, with the apparent exception of a Stripped Certificate qualifying as a market discount obligation, as described above under "General", the issue price of a Stripped Certificate will be the purchase price paid by each holder thereof, and the stated redemption price at maturity will include the aggregate amount of the payments, other than qualified stated interest to be made on the Stripped Certificate to such Stripped Certificateholder, presumably under the Prepayment Assumption.

     If the Mortgage Loans prepay at a rate either faster or slower than that under the Prepayment Assumption, a Stripped Certificateholder's recognition of original issue discount will be either accelerated or decelerated and the amount of such original issue discount will be either increased or decreased depending on the relative interests in principal and interest on each Mortgage Loan represented by such Stripped Certificateholder's Stripped Certificate. While the matter is not free from doubt, the holder of a Stripped Certificate should be entitled in the year that it becomes certain (assuming no further prepayments) that the holder will not recover a portion of its adjusted



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basis in such Stripped Certificate to recognize an ordinary loss equal to such portion of unrecoverable basis.

     As an alternative to the method described above, the fact that some or all of the interest payments with respect to the Stripped Certificates will not be made if the Mortgage Loans are prepaid could lead to the interpretation that such interest payments are "contingent" within the meaning of the OID Regulations. The OID Regulations, as they relate to the treatment of contingent interest, are by their terms not applicable to prepayable securities such as the Stripped Certificates. However, if final regulations dealing with contingent interest with respect to the Stripped Certificates apply the same principles as the OID Regulations, such regulations may lead to different timing of income inclusion that would be the case under the OID Regulations. Furthermore, application of such principles could lead to the characterization of gain on the sale of contingent interest Stripped Certificates as ordinary income. Investors should consult their tax advisors regarding the appropriate tax treatment of Stripped Certificates.

     Sale or Exchange of Stripped Certificates. Sale or exchange of a Stripped Certificate prior to its maturity will result in gain or loss equal to the difference, if any, between the amount received and the Stripped Certificateholder's adjusted basis in such Stripped Certificate, as described above under "Certain Federal Income Tax Consequences for REMIC Certificates--Taxation of Regular Certificates--Sale or Exchange of Regular Certificates". To the extent that a subsequent purchaser's purchase price is exceeded by the remaining payments on the Stripped Certificates, such subsequent purchaser will be required for federal income tax purposes to accrue and report such excess as if it were original issue discount in the manner described above. It is not clear for this purpose whether the assumed prepayment rate that is to be used in the case of a Stripped Certificateholder other than an original Stripped Certificateholder should be the Prepayment Assumption or a new rate based on the circumstances at the date of subsequent purchase.

     Purchase of More Than One Class of Stripped Certificates. Where an investor purchases more than one Class of Stripped Certificates, it is currently unclear whether for federal income tax purposes such Classes of Stripped Certificates should be treated separately or aggregated for purposes of the rules described above.

     Possible Alternative Characterizations. The characterizations of the Stripped Certificates discussed above are not the only possible interpretations of the applicable Code provisions. For example, the Stripped Certificateholder may be treated as the owner of (i) one installment obligation consisting of such Stripped Certificate's pro rata share of the payments attributable to principal on each Mortgage Loan and a second installment obligation consisting of such Stripped Certificate's pro rata share of the payments attributable to interest on each Mortgage Loan, (ii) as many stripped bonds or stripped coupons as there are scheduled payments of principal and/or interest on each Mortgage Loan or (iii) a separate installment obligation for each Mortgage Loan, representing the Stripped Certificate's pro rata share of payments of principal and/or interest to be made with respect thereto. Alternatively, the holder of one or more Classes of Stripped Certificates may be treated as the owner of a pro rata fractional undivided interest in each Mortgage Loan to the extent that such Stripped Certificate, or Classes of Stripped Certificates in the aggregate,



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represent the same pro rata portion of principal and interest on each such
Mortgage Loan, and a stripped bond or stripped coupon (as the case may be), treated as an installment obligation or contingent payment obligation, as to the remainder. Final regulations issued on December 28, 1992 regarding original issue discount on stripped obligations make the foregoing interpretations less likely to be applicable. The preamble to those regulations states that they are premised on the assumption that an aggregation approach is appropriate for determining whether original issue discount on a stripped bond or stripped coupon is de minimis, and solicits comments on appropriate rules for aggregating stripped bonds and stripped coupons under Code Section 1286.

     Because of these possible varying characterizations of Stripped Certificates and the resultant differing treatment of income recognition, Stripped Certificateholders are urged to consult their own tax advisors regarding the proper treatment of Stripped Certificates for federal income tax purposes.

FEDERAL INCOME TAX CONSEQUENCES FOR FASIT CERTIFICATES

     If and to the extent set forth in the Prospectus Supplement relating to a particular series of Certificates, an election may be made to treat the related Trust Fund or one or more segregated pools of assets therein as one or more financial asset securitization investment trusts ("FASITs") within the meaning of Code Section 860L(a). Qualification as a FASIT requires ongoing compliance with certain conditions. With respect to each series of FASIT Certificates, O'Melveny & Myers LLP, counsel to the Depositor, will advise the Depositor that in the firm's opinion, assuming (i) the making of such an election, (ii) compliance with the Pooling and Servicing Agreement and (iii) compliance with any changes in the law, including any amendments to the Code or applicable Treasury Regulations thereunder, each FASIT Pool will qualify as a FASIT. In such case, the Regular Certificates will be considered to be "regular interests" in the FASIT and will be treated for federal income tax purposes as if they were newly originated debt instruments, and the Residual Certificate will be considered the "ownership interest" in the FASIT Pool. The Prospectus Supplement for each series of Certificates will indicate whether one or more FASIT elections will be made with respect to the related Trust Fund.

     FASIT treatment has become available pursuant to recently enacted legislation, and no Treasury Regulations have as yet been issued detailing the circumstances under which a FASIT election may be made or the consequences of such an election. If a FASIT election is made with respect to any Trust Fund or as to any segregated pool of assets therein, the related Prospectus Supplement will describe the Federal income tax consequences of such election.

REPORTING REQUIREMENTS AND BACKUP WITHHOLDING

     The Trustee will furnish, within a reasonable time after the end of each calendar year, to each Standard Certificateholder or Stripped Certificateholder at any time during such year, such information (prepared on the basis described above) as the Trustee deems to be necessary or desirable to enable such Certificateholders to prepare their federal income tax returns. Such information will include the amount of original issue discount accrued on Certificates held by



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persons other than Certificateholders exempted from the reporting requirements.
The amounts required to be reported by the Trustee may not be equal to the proper amount of original issue discount required to be reported as taxable income by a Certificateholder, other than an original Certificateholder that purchased at the issue price. In particular, in the case of Stripped Certificates, unless provided otherwise in the applicable Prospectus
Supplement, such reporting will be based upon a representative initial offering price of each Class of Stripped Certificates. The Trustee will also file such original issue discount information with the Service. If a Certificateholder fails to supply an accurate taxpayer identification number or if the Secretary of the Treasury determines that a Certificateholder has not reported all interest and dividend income required to be shown on his federal income tax return, 31% backup withholding may be required in respect of any reportable payments, as described above under "Certain Federal Income Tax Consequences for REMIC Certificates--Backup Withholding".

TAXATION OF CERTAIN FOREIGN INVESTORS

     To the extent that a Certificate evidences ownership in Mortgage Loans that are issued on or before July 18, 1984, interest or original issue discount paid by the person required to withhold tax under Code Section 1441 or 1442 to nonresident aliens, foreign corporations, or other Non-U.S. Persons generally will be subject to 30% United States withholding tax, or such lower rate as may be provided for interest by an applicable tax treaty. Accrued original issue discount recognized by the Standard Certificateholder or Stripped Certificateholder on original issue discount recognized by the Standard Certificateholder or Stripped Certificateholders on the sale or exchange of such a Certificate also will be subject to federal income tax at the same rate.

     Treasury regulations provide that interest or original issue discount paid by the Trustee or other withholding agent to a Non-U.S. Person evidencing ownership interest in Mortgage Loans issued after July 18, 1984 will be "portfolio interest" and will be treated in the manner, and such persons will be subject to the same certification requirements, described above under "Certain Federal Income Tax Consequences for REMIC Certificates--Taxation of Certain Foreign Investors--Regular Certificates".


                       STATE AND OTHER TAX CONSIDERATIONS

     In addition to the federal income tax consequences described in "Certain Federal Income Tax Consequences", potential investors should consider the state and local tax consequences of the acquisition, ownership, and disposition of the Offered Certificates. State tax law may differ substantially from the corresponding federal law, and the discussion above does not purport to describe any aspect of the tax laws of any state or other jurisdiction. Therefore, prospective investors should consult their own tax advisors with respect to the various tax consequences of investments in the Offered Certificates.

                              ERISA CONSIDERATIONS

GENERAL

     The Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and Section 4975 of the Code impose certain requirements on employee benefit plans, and on certain other retirement plans and arrangements, including individual retirement accounts and annuities, Keogh plans, collective investment funds, insurance company and separate accounts and some insurance company general accounts in which such plans, accounts or arrangements are invested (all of which are hereinafter referred to as "Plans"), and on persons who are fiduciaries with respect to Plans in connection with the investment of Plan assets.

     ERISA generally imposes on Plan fiduciaries certain general fiduciary requirements, including those of investment prudence and diversification and the requirement that a Plan's investments be made in accordance with the documents governing the Plan. In addition, ERISA and the Code prohibit a broad range of transactions involving assets of a Plan and persons ("Parties in Interest") who have certain specified relationships to the Plan, unless a statutory or administrative exemption is available. Parties in Interest that participate in a prohibited transaction may be subject to an excise tax imposed pursuant to Section 4975 of the Code, unless a statutory or administrative exemption is available. These prohibited transactions generally are set forth in Section 406 of ERISA and Section 4975 of the Code. Special caution should be exercised before the assets of a Plan are used to purchase a Certificate if, with respect to such assets, the Depositor, the Master Servicer, a Special Servicer or any Sub-Servicer or the Trustee or an affiliate thereof, either:
(a) has discretionary authority or control with respect to the investment of such assets of such Plan; or (b) has authority or responsibility to give, or regularly gives, investment advice with respect to such assets of such Plan for a fee and pursuant to an agreement or understanding that such advice will serve as a primary basis for investment decisions with respect to such assets and that such advice will be based on the particular investment needs of the Plan.

     Before purchasing any Offered Certificates, a Plan fiduciary should consult with its counsel and determine whether there exists any prohibition to such purchase under the requirements of ERISA, whether any prohibited transaction Class exemption or any individual prohibited transaction exemption (as described below) applies, including whether the appropriate conditions set forth therein would be met, or whether any statutory prohibited transaction exemption is applicable, and further should consult the applicable Prospectus Supplement relating to such series of Certificates.

     Certain employee benefit plans, such as governmental plans (as defined in ERISA Section 3(32)), and, if no election has been made under Section 410(d) of the Code, church plans (as defined in Section 3(33) of ERISA) are not subject to ERISA requirements. Accordingly, assets of such governmental and church plans may be invested in Offered Certificates without regard to the ERISA considerations described below, subject to the provisions of other applicable federal and state law. Any such plan which is qualified and exempt from taxation under Sections 401(a) and 501(a) of the Code, however, is subject to the prohibited transaction rules set forth in Section 503 of the Code.

PLAN ASSET REGULATIONS

     A Plan's investment in Offered Certificates may cause the Trust Assets to be deemed Plan assets. Section 2510.3-101 of the regulations ("Plan Asset Regulations") of the United States Department of Labor ("DOL") provides that when a Plan acquires an equity interest in an entity, the Plan's assets include both such equity interest and an undivided interest in each of the underlying assets of the entity, unless certain exceptions not applicable to this discussion apply, or unless the equity participation in the entity by "benefit plan investors" (that is, Plans, certain employee benefit plans not subject to ERISA, and entities whose underlying assets include plan assets) is not "significant". For this purpose, the Plan Asset Regulations provide, in general, that participation in an entity, such as a Trust Fund, is "significant" if, immediately after the most recent acquisition of any equity interest, 25% or more of any Class of equity interests, such as Certificates, is held by benefit plan investors. Unless restrictions on ownership of and transfer to Plans apply with respect to a series of Certificates, there can be no assurance that benefit plan investors will not own at least 25% of a Class of Certificates.

     Any person who has discretionary authority or control respecting the management or disposition of Plan assets, and any person who provides investment advice with respect to such assets for a fee, is a fiduciary of the investing Plan. If the Trust Assets constitute Plan assets, then any party exercising management or discretionary control regarding those assets, such as a Master Servicer, a Special Servicer or any Sub-Servicer, may be deemed to be a Plan "fiduciary" with respect to the investing Plan, and thus subject to the fiduciary responsibility provisions and prohibited transaction provisions of ERISA and the Code. In addition, if the Trust Assets constitute Plan assets, the purchase of Certificates by a Plan, as well as the operation of the Trust Fund, may constitute or involve one or more prohibited transactions under ERISA and the Code.

ADMINISTRATIVE EXEMPTIONS

     Several underwriters of mortgage-backed securities have applied for and obtained from DOL individual administrative ERISA prohibited transaction exemptions that apply to the purchase and holding of mortgage-backed securities which, among other conditions, are sold in an offering with respect to which such underwriter serves as the sole or a managing underwriter or as a selling or placement agent. If such an exemption may be applicable to a series of Certificates, the related Prospectus Supplement will refer to such possibility, as well as provide a summary of the conditions to the exemption's applicability.

UNRELATED BUSINESS TAXABLE INCOME; RESIDUAL CERTIFICATES

     The purchase of a Residual Certificate by any employee benefit plan qualified under Code Section 401(a) and exempt from taxation under Code Section 501(a), including most varieties of ERISA Plans, may give rise to "unrelated business taxable income" as described in Code Sections 511-515 and 860E. Further, prior to the purchase of Residual Certificates, a prospective transferee may be required to provide an affidavit to a transferor that it is not, nor is it purchasing a Residual Certificate on behalf of, a "Disqualified Organization", which term as defined above includes certain tax-exempt entities not subject to Code Section 511 including certain governmental plans, as discussed above under the caption "Certain Federal Income Tax Consequences--Federal Income Tax Consequences for REMIC Certificates--Taxation of Residual Certificates--Tax- Related Restrictions on Transfer of Residual Certificates--Disqualified Organizations."

     Due to the complexity of these rules and the penalties that may be imposed upon persons involved in prohibited transactions, it is particularly important that potential investors who are Plan fiduciaries consult with their counsel regarding the consequences under ERISA of their acquisition and ownership of Certificates.

     The sale of Certificates to an employee benefit plan is in no respect a representation by the Depositor or the Underwriter that this investment meets all relevant legal requirements with respect to investments by plans generally or by any particular plan, or that this investment is appropriate for plans generally or for any particular plan.


                                LEGAL INVESTMENT

     The Offered Certificates will constitute "mortgage related securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984, as amended ("SMMEA"), only if so specified in the related Prospectus Supplement. The appropriate characterization of those Certificates not qualifying as "mortgage related securities" ("Non-SMMEA Certificates") under various legal investment restriction, and thus the ability of investors subject to these restrictions to purchase such Certificates, may be subject to significant interpretive uncertainties. Accordingly, investors whose investment authority is subject to legal restrictions should consult their own legal advisors to determine whether and to what extent the Non-SMMEA Certificates constitute legal investments for them.

     Generally, only Classes of Offered Certificates that (i) are rated in one of the two highest rating categories by one or more Rating Agencies, (ii) are part of a series evidencing interests in a Trust Fund consisting of loans originated by certain types of Originators as specified in SMMEA and (iii) are part of a series evidencing interests in a Trust Fund consisting of mortgage loans each of which is secured by a first lien on (a) a single parcel of real estate on which is located a residential and/or mixed residential and commercial structure or (b) one or more parcels of real estate upon which are located one or more commercial structures will be "mortgage related securities" for purposes of SMMEA. As "mortgage related securities", such Classes will constitute legal investments, for persons, trusts, corporations, partnerships, associations, business trusts and business entities (including depository institutions, insurance companies, trustees and pension funds) created pursuant to or existing under the laws of the United States or of any state (including the District of Columbia and Puerto Rico) whose authorized investments are subject to state regulation, to the same extent that obligations issued by or guaranteed as to principal and interest by the United States or any agency or instrumentality thereof constitute legal investments for such entities under applicable law. Under SMMEA, a number of states enacted legislation on or prior to the October 3, 1991 cut-off for such enactments limiting to various extends the ability of certain entities (in particular, insurance companies) to invest in "mortgage related securities", secured by liens on residential, or mixed residential and commercial properties, in most cases by requiring the affected investors to rely solely upon existing state law, and not SMMEA. Pursuant to
Section 347 of the Riegle Community Development and Regulatory Improvement Act of 1994, states are authorized to enact legislation, on or before September 23, 2001, prohibiting or restricting the purchase, holding or investment by state regulated entities in certificates satisfying the rating and qualified Originator requirements for "mortgage related securities", but evidencing interests in a Trust Fund consisting, in whole or in part, of first liens on one or more parcels of real estate upon which are located one or more commercial structures. Accordingly, the investors affected by such legislation will be authorized to invest in Offered Certificates qualifying as "mortgage related securities" only to the extent provided in such legislation.

     SMMEA also amended the legal investment authority of federally-chartered depository institutions as follows: federal savings and loan associations and federal savings banks may invest in, sell or otherwise deal in "mortgage related securities" without limitation as to the percentage of their assets represented thereby, federal credit unions may invest in such securities, and national banks may purchase such securities for their own account without regard to the limitations generally applicable to investment securities set forth in 12 U.S.C. Section 24 (Seventh), subject in each case to such regulations as the applicable federal regulatory authority may prescribe. In this connection, effective December 31, 1996, the Office of the Comptroller of the Currency (the "OCC") has amended 12 C.F.R. Part 1 to authorize national banks to purchase and sell for their own account, without limitation as to a percentage of the bank's capital and surplus (but subject to compliance with certain general standards in 12 C.F.R. ss.1.5 concerning "safety and soundness" and retention of credit information), certain "Type IV securities", defined in 12 C.F.R. ss.1.2(1) to include certain "commercial mortgage-related securities" and "residential mortgage-related securities." As so defined, "commercial mortgage-related security" and "residential mortgage-related security" mean, in relevant part, "mortgage related security" within the meaning of SMMEA, provided that, in the case of a "commercial mortgage-related security", it "represents ownership of a promissory note or certificate of interest or participation that is directly secured by a first lien on one or more parcels of real estate upon which one or more commercial structures are located and that is fully secured by interests in a pool of loans to numerous obligors." In the absence of any rule or administrative interpretation by the OCC defining the term "numerous obligors", no representation is made as to whether any Class of Certificates will qualify as "commercial mortgage-related securities", and thus as "Type IV securities", for investment by national banks. federal credit unions should review NCUA Letter to Credit Unions No. 96, as modified by Letter to Credit Unions No. 108, which includes guidelines to assist federal credit unions in making investment decisions for mortgage related securities. The NCUA has adopted rules, codified as 12 C.F.R. ss.ss.703.5(f)-(k), which prohibit federal credit unions from investing in certain mortgage related securities (including securities such as certain Classes of the Offered Certificates), except under limited circumstances. Effective January 1, 1998, the NCUA has amended its rules governing investments by federal credit unions at 12 C.F.R. Part 703; the revised rules will permit investments in "mortgage related securities" under certain limited circumstances, but will prohibit investments in stripped mortgage related securities, residual interests in mortgage related securities, and commercial mortgage related securities, unless the credit union has obtained written approval from the NCUA to participate in the "investment pilot program" described in 12 C.F.R. ss. 703.140.

     All depository institutions considering an investment in the Offered Certificates should review the "Supervisory Policy Statement on Securities Activities" dated January 28, 1992, as revised April 15, 1994 (the "Policy Statement") of the Federal Financial Institutions Examination Council (the "FFIEC"). The Policy Statement, which has been adopted by the Board of Governors of the Federal Reserve System, the OCC, the Federal Depository Insurance Company and the Office of Thrift Supervision, and by the NCUA (with certain modifications), prohibits depository institutions from investing in certain "high-risk mortgage securities" (including securities such as certain Classes of the Offered Certificates), except under limited circumstances, and sets forth certain investment practices deemed to be unsuitable for regulated institutions. On September 29, 1997, the FFEIC released for public comment a proposed "Supervisory Policy Statement on Investment Securities and End-User Derivatives Activities" (the "1997 Statement"), which would replace the Policy Statement. As proposed, the 1997 Statement would delete the specific "high-risk mortgage securities" tests, and substitute general guidelines which depository institutions should follow in managing risks (including market, credit, liquidity, operational (transactional), and legal risks) applicable to all securities (including mortgage pass-through securities and mortgage-derivative products) used for investment purposes.

     Institutions whose investment activities are subject to regulation by federal or state authorities should review rules, policies and guidelines adopted from time to time by such authorities before purchasing any Class of the Offered Certificates, as certain Classes may be deemed unsuitable investments, or may otherwise be restricted, under such rules, policies or guidelines (in certain instances irrespective of SMMEA).

     The foregoing does not take into consideration the applicability of statutes, rules, regulations, orders, guidelines or agreements generally governing investments made by a particular investor, including, but not limited to, "prudent investor" provisions, percentage-of-assets limits, provisions which may restrict or prohibit investment in securities which are not "interest bearing" or "income paying", and, with regard to any Class of the Offered Certificates issued in book-entry form, provisions which may restrict or prohibit investments in securities which are issued in book-entry form.

     Except as to the status of certain Classes of Offered Certificates as "mortgage related securities", no representations are made as to the proper characterization of any Class of Offered Certificates for legal investment purposes, financial institution regulatory purposes, or other purposes, or as to the ability of particular investors to purchase any Class of Offered Certificates under applicable legal investment restrictions. These uncertainties (and any unfavorable future determinations concerning legal investment or financial institution regulatory characteristics of the Offered Certificates) may adversely affect the liquidity of any Class of Offered Certificates.

     Accordingly, all investors whose investment activities are subject to legal investment laws and regulations, regulatory capital requirements or review by regulatory authorities should consult with their own legal advisors in determining whether and to what extent the Offered Certificates of any Class constitute legal investments or are subject to investment, capital or other restrictions.


                             METHOD OF DISTRIBUTION

     The Offered Certificates offered hereby and by the Supplements to this Prospectus will be offered in series. The distribution of the Offered Certificates may be effected from time to time in one or more transactions, including negotiated transactions, at a fixed public offering price or at varying prices to be determined at the time of sale or at the time of commitment therefor. If so specified in the related Prospectus Supplement, the Offered Certificates will be distributed in a firm commitment underwriting, subject to the terms and conditions of the underwriting agreement, by PaineWebber Incorporated ("PaineWebber") acting as underwriter with other underwriters, if any, named therein. In such event, the Prospectus Supplement may also specify that the underwriters will not be obligated to pay for any Offered Certificates agreed to be purchased by purchasers pursuant to purchase agreements acceptable to the Depositor. In connection with the sale of Offered Certificates, underwriters may receive compensation from the Depositor or from purchasers of Offered Certificates in the form of discounts, concessions or commissions. The Prospectus Supplement will describe any such compensation paid by the Depositor.

     Alternatively, the Prospectus Supplement may specify that Offered Certificates will be distributed by PaineWebber acting as agent or in some cases as principal with respect to Offered Certificates that it has previously purchased or agreed to purchase. If PaineWebber acts as agent in the sale of Offered Certificates, PaineWebber will receive a selling commission with respect to such Offered Certificates, depending on market conditions, expressed as a percentage of the aggregate Certificate Balance or notional amount of such Offered Certificates as of the Cut-off Date. The exact percentage for each series of Certificates will be disclosed in the related Prospectus Supplement. To the extent that PaineWebber elects to purchase Offered Certificates as principal, PaineWebber may realize losses or profits based upon the difference between its purchase price and the sales price. The Prospectus Supplement with respect to any series offered other than through underwriters will contain information regarding the nature of such offering and any agreements to be entered into between the Depositor and purchasers of Offered Certificates of such series.

     The Depositor will indemnify PaineWebber and any underwriters against certain civil liabilities, including liabilities under the Securities Act of 1933, or will contribute to payments PaineWebber and any underwriters may be required to make in respect thereof.

     In the ordinary course of business, PaineWebber and the Depositor may engage in various securities and financing transactions, including repurchase agreements to provide interim financing of the Depositor's mortgage loans pending the sale of such mortgage loans or interests therein, including the Certificates.

     The Depositor anticipates that the Offered Certificates will be sold primarily to institutional investors. Purchasers of Offered Certificates, including dealers, may, depending on the facts and circumstances of such purchases, be deemed to be "underwriters" within the meaning of the Securities Act of 1933 in connection with reoffers and sales by them of Offered Certificates. Certificateholders should consult with their legal advisors in this regard prior to any such reoffer or sale.

     As to each series of Certificates, only those Classes rated in an investment grade rating category by any Rating Agency will be offered hereby. Any unrated Class may be initially retained by the Depositor, and may be sold by the Depositor at any time to one or more institutional investors.

     If and to the extent required by applicable law or regulation, this Prospectus will be used by PaineWebber in connection with offers and sales related to market-making transactions in Certificates previously offered hereunder in transactions in which PaineWebber acts as principal. PaineWebber may also act as agent in such transactions. Sales may be made at negotiated prices determined at the time of sale.


                                 LEGAL MATTERS

     Certain legal matters in connection with the Certificates, including certain federal income tax consequences, will be passed upon for the Depositor and PaineWebber Incorporated by O'Melveny & Myers LLP.

                             FINANCIAL INFORMATION

     A new Trust Fund will be formed with respect to each series of Certificates and no Trust Fund will engage in any business activities or have any assets or obligations prior to the issuance of the related series of Certificates. Accordingly, no financial statements with respect to any Trust Fund will be included in this Prospectus or in the related Prospectus Supplement.

                                     RATING

     It is a condition to the issuance of any Class of Offered Certificates that they shall have been rated not lower than investment grade, that is, in one of the four highest rating categories, by a Rating Agency.

     Ratings on mortgage pass-through certificates address the likelihood of receipt by certificateholders of all distributions on the underlying mortgage loans. These ratings address the structural, legal and issuer-related aspects associated with such certificates, the nature of the underlying mortgage loans and the credit quality of the guarantor, if any. Ratings on mortgage pass-through certificates do not represent any assessment of the likelihood of principal prepayments by mortgagors or of the degree by which such prepayments might differ from those originally anticipated. As a result, certificateholders, might suffer a lower than anticipated yield, and, in addition, holders of stripped interest certificates in extreme cases might fail to recoup their initial investments. A security rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the assigning rating organization. Each security rating should be evaluated independently of any other security rating.

                         INDEX OF PRINCIPAL DEFINITIONS


1986 Act.......................................................................................92
1997 Statement................................................................................128
Accrual Certificates.......................................................................15, 36
Accrued Certificate Interest...................................................................39
ADA............................................................................................87
ARM Loans......................................................................................27
Asset Conservation Act.........................................................................83
Available Distribution Amount..................................................................37
Bankruptcy-remote entity.......................................................................82
Book-Entry Certificates........................................................................37
Cash collateral................................................................................79
Cash Flow Agreement........................................................................12, 30
Cede............................................................................................5
CERCLA.....................................................................................23, 82
Certificate....................................................................................48
Certificate Account....................................................................12, 29, 52
Certificate Owner..............................................................................46
Certificate Principal Balance..............................................................15, 40
Certificateholder..............................................................................88
Certificateholders..............................................................................5
Certificates................................................................................1, 11
Class...........................................................................................1
Clearing agency................................................................................45
Clearing corporation...........................................................................45
Code...........................................................................................89
Commercial Loans...............................................................................26
Commercial mortgage-related security..........................................................128
Commercial Properties.......................................................................1, 25
Commission......................................................................................4
Conversion transaction........................................................................109
Cooperatives...................................................................................25
Covered Trust..............................................................................22, 68
CPR............................................................................................34
Credit Support..........................................................................2, 13, 30
Crime Control Act..............................................................................87
Cut-off Date...................................................................................16
Debt Service Coverage Ratio....................................................................25
Defective......................................................................................91
Defective obligation...........................................................................90

                                      132

Definitive Certificates........................................................................36
Depositor..................................................................................10, 24
Determination Date.............................................................................37
Direct Participants............................................................................45
Disqualified Organization.....................................................................107
Distribution Date..............................................................................15
DOL...........................................................................................125
DTC.........................................................................................5, 45
Due Period.....................................................................................37
Due-on-encumbrance.............................................................................35
Due-on-sale....................................................................................35
EPA............................................................................................83
Equity Participations..........................................................................28
ERISA.....................................................................................19, 124
Excess servicing..............................................................................117
Exchange Act....................................................................................5
FASIT.....................................................................................90, 122
FDIC...........................................................................................51
FFIEC.........................................................................................128
Foreign Investors.............................................................................108
Fraudulent conveyance..........................................................................81
Garn Act.......................................................................................84
Government Securities..........................................................................89
Holder.........................................................................................88
Holder in due course...........................................................................85
Indirect Participants..........................................................................45
Insurance Proceeds.............................................................................52
L/C Bank.......................................................................................70
Liquidation Proceeds...........................................................................52
Lock-out Date..................................................................................28
Lock-out Period................................................................................28
Mark to Market Regulations....................................................................110
Master Servicer................................................................................10
MBS Securities..........................................................................1, 11, 24
Mortgage Assets................................................................................24
Mortgage Loan..................................................................................72
Mortgage Loans..........................................................................1, 11, 24
Mortgage Notes.................................................................................25
Mortgage Rate..............................................................................12, 28
Mortgage related securities.........................................................126, 127, 129
Mortgage related security.....................................................................128
Mortgaged Property..............................................................................1
Mortgagee-in-possession........................................................................58
Mortgages..................................................................................25, 72


                                      133

Multifamily Loans..............................................................................24
Multifamily Properties..................................................................1, 11, 24
Net Leases.....................................................................................26
Net of expense.................................................................................26
Net Operating Income...........................................................................25
Non-SMMEA Certificates........................................................................126
Non-U.S. Person...............................................................................113
Noneconomic residual interest.................................................................108
Nonrecoverable Advance.........................................................................41
Numerous obligors.............................................................................128
OCC...........................................................................................127
Offered Certificates............................................................................1
OID Regulations................................................................................93
Operator...................................................................................23, 58
Original Issue Discount.......................................................................100
Owner......................................................................................23, 58
Ownership interest............................................................................123
PaineWebber...................................................................................129
Participants...............................................................................30, 45
Parties in Interest...........................................................................124
Pass-Through Entity...........................................................................107
Pass-Through Rate...........................................................................4, 14
Permitted Investments......................................................................51, 90
Plan Asset Regulations........................................................................125
Plans.........................................................................................124
Policy Statement..............................................................................128
Pooling and Servicing Agreement................................................................14
Portfolio interest.......................................................................113, 124
Prepayment.....................................................................................34
Prepayment  Assumption.........................................................................94
Prepayment Premium.............................................................................28
PRPs...........................................................................................82
Purchase Price.................................................................................50
Qualified mortgages............................................................................90
Random Lot Certificates........................................................................93
Rating Agency..................................................................................18
Record Date....................................................................................37
Regular Certificateholder......................................................................92
Regular Certificates...........................................................................88
Regular interests..............................................................................89
Related Proceeds...............................................................................41
Relief Act.....................................................................................86
REMIC Certificates.............................................................................88
REMIC Pool.....................................................................................88


                                      134

REMIC Regulations..............................................................................88
Residential mortgage-related security.........................................................128
Residual Certificateholders...................................................................101
Residual Certificates..........................................................................88
Residual interests.............................................................................89
Retained Interest..............................................................................62
RICO...........................................................................................87
SBJPA of 1996..................................................................................89
Senior Certificates........................................................................14, 36
Service........................................................................................91
Servicing Standard.............................................................................55
Single purpose entity..........................................................................82
SMMEA.....................................................................................19, 126
SPA............................................................................................34
Special purpose entity.........................................................................82
Special Servicer...........................................................................11, 56
Standard Certificateholder....................................................................115
Standard Certificates.........................................................................115
Startup Day....................................................................................89
Stripped bonds...........................................................................118, 119
Stripped Certificateholder....................................................................121
Stripped Certificates....................................................................116, 119
Stripped coupons..............................................................................119
Stripped Interest Certificates........................................................16, 37, 119
Stripped Principal Certificates.......................................................16, 37, 119
Sub-Servicer...................................................................................56
Sub-Servicing Agreement........................................................................56
Subordinate Certificates...................................................................14, 36
Super-premium..................................................................................94
Superlien......................................................................................82
Taxable mortgage pool.........................................................................119
Thrift institutions...........................................................................106
Title V........................................................................................85
Treasury.......................................................................................88
Trust Assets....................................................................................4
Trust Fund......................................................................................1
Trustee........................................................................................11
Type IV securities............................................................................128
U.S. Person...................................................................................109
UCC............................................................................................73
Voting Rights..................................................................................24
Warranting Party...............................................................................49


                                    PART II
                     INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 14. OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

     The following table sets forth the estimated expenses in connection with the issuance and distribution of the Certificates, other than underwriting discounts and commissions:

    SEC Registration Fee ................................$319,913.80
    Blue Sky Fees and Expenses...........................  25,000.00
    Printing and Engraving Fees..........................  50,000.00
    Legal Fees and Expenses.............................. 250,000.00
    Accounting Fees and Expenses......................... 100,000.00
    Trustee Fees and Expenses............................  50,000.00
    Rating Agency Fees................................... 125,000.00
    Miscellaneous........................................  30,000.00

       Total.............................................$949,913.80

ITEM 15. INDEMNIFICATION OF DIRECTORS AND OFFICERS

     Under the form of Underwriting Agreement included in the Registration Statement, the Underwriters are obligated to indemnify certain controlling persons of the Depositor against certain liabilities, including liabilities under the Securities Act of 1933.

     The Depositor's By-laws provide for indemnification of directors and officers of the Depositor to the full extent permitted by Delaware law.

     Section 145 of the Delaware General Corporation Law provides, in substance, that Delaware corporations shall have the power, under specified circumstances, to indemnify their directors, officers, employees and agents in connection with actions, suits or proceedings brought against them by a third party or in the right of the corporation, by reason of the fact that they are or were such directors, officers, employees or agents, against expenses incurred in any such action, suit or proceeding.

     The Pooling and Servicing Agreements or Trust Agreements will provide that no director, officer, employee or agent of the Depositor is liable to the Trust Fund or the Certificateholders, except for such person's own willful misfeasance, bad faith, gross negligence in the performance of duties or reckless disregard of obligations and duties. The Pooling and Servicing



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


Agreements or Trust Agreements will provide further that, with the exceptions stated above, a director, officer, employee or agent of the Depositor is entitled to be indemnified against any loss, liability or expenses incurred in connection with legal actions relating to such Pooling and Servicing Agreements or Trust Agreements and the related Certificates, other than such expenses relating to particular Mortgage Loans.


ITEM 16. EXHIBITS

 1.1*  Form of Underwriting Agreement.
 3.1*  Certificate of Incorporation of Depositor.
 3.2*  By-laws of Depositor.
 4.1*  Form of Pooling and Servicing Agreement.
 5.1   Opinion of O'Melveny & Myers LLP as to legality of the Certificates.
 8.1   Opinion of O'Melveny & Myers LLP as to certain tax matters.
24.1   Consent of O'Melveny & Myers LLP (Included in Exhibits 5.1 and 8.1).
25.1   Powers of Attorney (included on page II-4 of this Registration Statement)

*Previously filed as exhibits to Registration Statement on Form S-3 (Registration No. 33- 73856).

ITEM 17. UNDERTAKINGS

A.   Undertaking in respect of indemnification

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions described in Item 15 above, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted against the Registrant by such director, officer or controlling person in connection with the securities being registered, the Registrant will submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act, unless in the opinion of its counsel the matter has been settled by controlling precedent, and will be governed by the final adjudication of such issue.

B.   UNDERTAKING PURSUANT TO RULE 415.

     The Registrant hereby undertakes:

          (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

          (i) to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

          (ii) to reflect in the Prospectus any facts or events arising after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement;

          (iii) to include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change of such information in the Registration Statement;

provided, however, that paragraphs (i) and (ii) do not apply if the information required to be included in the post-effective amendment is contained in periodic reports filed by the Issuer pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in the Registration Statement.

     (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof;

     (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3, reasonably believes that the security rating requirement of Transaction Requirement B.5 of Form S-3 will be met by the time of sale of the securities being registered and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, New York on the 29th day of September, 1998.

                                  PAINWEBBER MORTGAGE ACCEPTANCE
                                  CORPORATION V


                                  By: /s/ Steven J. Plust
                                      -----------------------------
                                      Steven J. Plust
                                      Senior Vice President

     KNOW ALL MEN THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of John A. Taylor and Steven J. Plust, acting individually as his true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for and in his name, place and stead, in any and all capacities to sign any or all amendments (including post-effective amendments) to this Registration Statement and any or all other documents in connection therewith, and to file the same, with all exhibits thereto, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as might or could be done in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below on September 29, 1998 by the following persons in their capacities as directors and officers of PaineWebber Mortgage Corporation V (the capacities for each such person being indicated below).

       Signature                                Title
       ---------                                -----

/s/ John A. Taylor           President (Principal Executive Officer) and
-------------------------                    Director
John A. Taylor

/s/ Daniel Leyden                   Senior Vice President (Principal
-------------------------                 Accounting Officer)
Daniel Leyden

/s/ F. Rene Mendez                       Senior Vice President
-------------------------
F. Rene Mendez


/s/ Steven J. Plust               Senior Vice President and Director
-------------------------
Steven J. Plust


/s/ Michael T. Sullivan                        Director
-------------------------
Michael T. Sullivan




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